AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2015

FILE NOS. 33-62470 AND 811-7704

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 144	☒
and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 145	☒

SCHWAB CAPITAL TRUST

(Exact Name of Registrant as Specified in Charter)

211 Main Street, San Francisco, California 94105

(Address of Principal Executive Offices) (Zip code)

(800) 648-5300

(Registrant’s Telephone Number, including Area Code)

Marie Chandoha

211 Main Street, San Francisco, California 94105

(Name and Address of Agent for Service)

Copies of communications to:

Douglas P. Dick, Esq.	John M. Loder, Esq.	David J. Lekich, Esq.
Dechert LLP	Ropes & Gray LLP	Charles Schwab Investment Management, Inc.
1900 K Street, N.W.	800 Boylston Street	211 Main Street
Washington, DC 20006	Boston, MA 02199-3600	SF211MN-05-491 San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On February 27, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Schwab MarketTrack Portfolios®
Prospectus
February 27, 2015
• Schwab MarketTrack All Equity PortfolioTM	Investor Shares: SWEGX
• Schwab MarketTrack Growth PortfolioTM	Investor Shares: SWHGX
• Schwab MarketTrack Balanced PortfolioTM	Investor Shares: SWBGX
• Schwab MarketTrack Conservative PortfolioTM	Investor Shares: SWCGX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab MarketTrack Portfolios®

Schwab MarketTrack All Equity PortfolioTM
Ticker Symbol:	Investor Shares:	SWEGX
Investment objective
The portfolio seeks high capital growth through an all-stock portfolio.
Portfolio fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the portfolio.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual portfolio operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.28
Acquired fund fees and expenses (AFFE)[1]	0.23
Total annual portfolio operating expenses (including AFFE)[2]	0.64
[1]	Acquired fund fees and expenses (AFFE) are based on estimated amounts for the current fiscal year. AFFE reflects the estimated amount of fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.
[2]	The total annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio’s “Financial highlights” because the financial highlights include only the portfolio’s direct operating expenses and do not include AFFE.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The figures are based on total annual portfolio operating expenses (including AFFE). The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$65	$205	$357	$798
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 9% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. It is the portfolio’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments; typically the actual percentage is considerably higher. The portfolio invests in mutual funds to achieve its allocation in stock investments.
The portfolio seeks to remain close to the target allocations of 45% for US large-cap, 25% for US small-cap, 20% for developed international large-cap, 5% for developed international small-cap, 5% for emerging markets and typically does not change its target allocation.
Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio’s actual investments will be slightly less than 100% in stock funds.
The portfolio invests mainly in other Schwab Funds®, including Schwab index funds, which use a variety of indexing strategies. These underlying Schwab index funds seek to track or replicate the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking or replicating, and generally give each stock the same weight as the index does. However, for certain underlying Schwab index funds, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective. Sampling means that the investment adviser uses
Schwab MarketTrack All Equity PortfolioTM1

quantitative analysis to select stocks from an index universe to obtain a representative sample of stocks that resembles an index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the stocks comprising an index or in proportion to their weightings in an index.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different segment of the stock market.
The portfolio manager monitors the portfolio’s holdings and cash flow and manages them as needed in order to maintain the portfolio’s target allocation. The manager may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
Principal risks
The portfolio is subject to risks, any of which could cause an investor to lose money. The portfolio's principal risks include:
Asset Allocation Risk. The portfolio is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the portfolio’s assets among the various asset classes and market segments will cause the portfolio to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the portfolio and is legally obligated to act in the portfolio’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the portfolio is based primarily on the prices of the underlying funds that the portfolio purchases. In turn, the price of each underlying fund is based on the value of its securities. The portfolio is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the portfolio, investors should assess the risks associated with the underlying funds in which the portfolio may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the portfolio’s exposure to a particular risk will be proportionate to the portfolio’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
•Large-Cap Risk. Many of the risks of the underlying funds are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges);
2Schwab MarketTrack All Equity PortfolioTM

the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair an underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the underlying fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an
ETF's shares can result in its value of being more volatile than the underlying portfolio of securities.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The portfolio may invest directly in individual securities, as well as other mutual funds, ETFs and cash equivalents, including money market securities. The portfolio’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the portfolio please see the “Portfolio details” section in the prospectus.
Performance
The bar chart below shows how the portfolio's investment results have varied from year to year, and the following table shows how the portfolio's average annual total returns for various periods compared to that of a broad based index and a composite index based on the portfolio’s target allocation. This information provides some indication of the risks of investing in the portfolio. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 20.79% Q2 2009
Schwab MarketTrack All Equity PortfolioTM3

Worst quarter: (22.99%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	4.93%	11.90%	6.52%
After taxes on distributions	4.60%	11.58%	6.12%
After taxes on distributions and sale of shares	3.07%	9.52%	5.24%
Comparative Indices (reflects no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
All Equity Composite Index[1]	5.89%	12.36%	6.95%
[1]	The All Equity Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 31.4% S&P 500® Index, 17.3% Russell 2000® Index, 13.5% Russell Fundamental U.S. Large Company Index, 7.5% Russell Fundamental U.S. Small Company Index, 13.8% MSCI EAFE Index (Net), 6.0% Russell Fundamental Developed ex-U.S. Large Company Index (Net), 5.0% Russell Fundamental Developed ex-U.S. Small Company Index (Net), 5.0% Russell Fundamental Emerging Markets Large Company Index (Net), and 0.5% Barclays U.S. Treasury Bills: 1-3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 45% S&P 500 Index , 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). The components that make up the composite may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your portfolio shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of portfolio shares
The portfolio is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem portfolio shares through an account at Charles Schwab & Co., Inc. (Schwab) or another intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the portfolio and which generally are limited to institutional investors) may invest directly in the portfolio by placing purchase, exchange and redemption orders through the portfolio's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256, or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the portfolio is $100. The portfolio may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the portfolio will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Schwab MarketTrack All Equity PortfolioTM

Schwab MarketTrack Growth PortfolioTM
Ticker Symbol:	Investor Shares:	SWHGX
Investment objective
The portfolio seeks high capital growth with less volatility than an all-stock portfolio.
Portfolio fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the portfolio.

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual portfolio operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.28
Acquired fund fees and expenses (AFFE)[1]	0.23
Total annual portfolio operating expenses (including AFFE)[2]	0.64
[1]	Acquired fund fees and expenses (AFFE) are based on estimated amounts for the current fiscal year. AFFE reflects the estimated amount of fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.
[2]	The total annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio’s “Financial highlights” because the financial highlights include only the portfolio’s direct operating expenses and do not include AFFE.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The figures are based on total annual portfolio operating expenses (including AFFE). The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Investor Shares	$65	$205	$357	$798
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 7% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond and cash investments.
The portfolio’s allocation focuses on stock investments, while including some bonds and cash investments in seeking to reduce the portfolio’s volatility. The portfolio seeks to remain close to the target allocations of 80% equity, 15% fixed income and 5% cash and cash equivalents (including money market funds) and typically does not change its target allocation.
The equity allocation is further divided into five segments; 40% of assets for US large-cap, 20% for US small-cap, 13% for developed international large-cap, 3% for developed international small-cap and 3% for emerging markets.
The portfolio invests mainly in other Schwab Funds®, including Schwab index funds, which use a variety of indexing strategies. These underlying Schwab index funds seek to track or replicate the total returns of various market indices. They typically invest in the securities included in the index they are tracking or replicating, and generally give each security the same weight as the index does. However, for certain underlying Schwab index funds, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select securities from an index universe to obtain a representative sample of securities that resembles an index in terms of key risk factors, performance attributes and other
Schwab MarketTrack Growth PortfolioTM5

characteristics. In certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the securities comprising an index or in proportion to their weightings in an index.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different market segment.
The portfolio manager monitors the portfolio’s holdings and cash flow and manages them as needed in order to maintain the portfolio’s target allocation. The manager may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
Principal risks
The portfolio is subject to risks, any of which could cause an investor to lose money. The portfolio's principal risks include:
Asset Allocation Risk. The portfolio is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the portfolio’s assets among the various asset classes and market segments will cause the portfolio to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the portfolio and is legally obligated to act in the portfolio’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the portfolio is based primarily on the prices of the underlying funds that the portfolio purchases. In turn, the price of each underlying fund is based on the value of its securities. The portfolio is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the portfolio, investors should assess the risks associated with the underlying funds in which the portfolio may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the portfolio’s exposure to a particular risk will be proportionate to the portfolio’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns.
Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
•Large-Cap Risk. Many of the risks of the underlying funds are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market
6Schwab MarketTrack Growth PortfolioTM

structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair an underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the underlying fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value of being more volatile than the underlying portfolio of securities.
•Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.
•Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the underlying fund’s yield will change over time. During periods when interest rates are low, the underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect the underlying fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The portfolio may invest directly in individual securities, as well as other mutual funds, ETFs and cash equivalents, including money market securities. The portfolio’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the portfolio please see the “Portfolio details” section in the prospectus.
Schwab MarketTrack Growth PortfolioTM7

Performance
The bar chart below shows how the portfolio's investment results have varied from year to year, and the following table shows how the portfolio's average annual total returns for various periods compared to those of certain broad based indices and a composite index based on the portfolio's target allocation. This information provides some indication of the risks of investing in the portfolio. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 16.43% Q2 2009
Worst quarter: (18.19%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	5.54%	10.68%	6.14%
After taxes on distributions	4.71%	10.18%	5.57%
After taxes on distributions and sale of shares	3.76%	8.47%	4.88%
Comparative Indices (reflect no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Growth Composite Index[1]	6.45%	11.11%	6.70%
[1]	The Growth Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 28.1% S&P 500® Index, 14.0% Russell 2000® Index, 12.0% Russell Fundamental U.S. Large Company Index, 6.0% Russell Fundamental U.S. Small Company Index, 9.3% MSCI EAFE Index (Net), 4.0% Russell Fundamental Developed ex-U.S. Large Company Index (Net), 3.3% Russell Fundamental Developed ex-U.S. Small Company Index (Net), 3.3% Russell Fundamental Emerging Markets Large Company Index (Net), 15.0% Barclays U.S. Aggregate Bond Index, and 5.0% Barclays U.S. Treasury Bills: 1-3 Months Index. From March 1, 2014 to December 1, 2014 the index was comprised of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was comprised of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your portfolio shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of portfolio shares
The portfolio is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem portfolio shares through an account at Charles Schwab & Co., Inc. (Schwab) or another intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the portfolio and which generally are limited to institutional investors) may invest directly in the portfolio by placing purchase, exchange and redemption orders through the portfolio's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256, or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the portfolio is $100. The portfolio may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the portfolio will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8Schwab MarketTrack Growth PortfolioTM

Schwab MarketTrack Balanced PortfolioTM
Ticker Symbol:	Investor Shares:	SWBGX
Investment objective
The portfolio seeks both capital growth and income.
Portfolio fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the portfolio.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual portfolio operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.28
Acquired fund fees and expenses (AFFE)[1]	0.24
Total annual portfolio operating expenses (including AFFE)[2]	0.65
[1]	Acquired fund fees and expenses (AFFE) are based on estimated amounts for the current fiscal year. AFFE reflects the estimated amount of fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.
[2]	The total annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio’s “Financial highlights” because the financial highlights include only the portfolio’s direct operating expenses and do not include AFFE.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The figures are based on total annual portfolio operating expenses (including AFFE). The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$66	$208	$362	$810
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock and cash investments.
The portfolio’s allocation is weighted toward stock investments, while including substantial bond investments in seeking to add income and reduce the portfolio’s volatility. The portfolio seeks to remain close to the target allocations of 60% equity, 35% fixed income and 5% cash and cash equivalents (including money market funds) and typically does not change its target allocation.
The equity allocation is further divided into five segments; 30% of assets for US large-cap, 15% for US small-cap, 10% for developed international large-cap, 3% for developed international small-cap and 3% for emerging markets.
The portfolio invests mainly in other Schwab Funds®, including Schwab index funds, which use a variety of indexing strategies. These underlying Schwab index funds seek to track or replicate the total returns of various market indices. They typically invest in the securities included in the index they are tracking or replicating, and generally give each security the same weight as the index does. However, for certain underlying Schwab index funds, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select securities from an index universe to obtain a representative sample of securities that resembles an index in terms of key risk factors, performance attributes and other
Schwab MarketTrack Balanced PortfolioTM9

characteristics. In certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the securities comprising an index or in proportion to their weightings in an index.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different market segment.
The portfolio manager monitors the portfolio’s holdings and cash flow and manages them as needed in order to maintain the portfolio’s target allocation. The manager may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
Principal risks
The portfolio is subject to risks, any of which could cause an investor to lose money. The portfolio's principal risks include:
Asset Allocation Risk. The portfolio is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the portfolio’s assets among the various asset classes and market segments will cause the portfolio to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the portfolio and is legally obligated to act in the portfolio’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the portfolio is based primarily on the prices of the underlying funds that the portfolio purchases. In turn, the price of each underlying fund is based on the value of its securities. The portfolio is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the portfolio, investors should assess the risks associated with the underlying funds in which the portfolio may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the portfolio’s exposure to a particular risk will be proportionate to the portfolio’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns.
Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
•Large-Cap Risk. Many of the risks of the underlying funds are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market
10Schwab MarketTrack Balanced PortfolioTM

structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair an underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the underlying fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value of being more volatile than the underlying portfolio of securities.
•Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.
•Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the underlying fund’s yield will change over time. During periods when interest rates are low, the underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect the underlying fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The portfolio may invest directly in individual securities, as well as other mutual funds, ETFs and cash equivalents, including money market securities. The portfolio’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the portfolio please see the “Portfolio details” section in the prospectus.
Schwab MarketTrack Balanced PortfolioTM11

Performance
The bar chart below shows how the portfolio's investment results have varied from year to year, and the following table shows how the portfolio's average annual total returns for various periods compared to those of certain broad based indices and a composite index based on the portfolio's target allocation. This information provides some indication of the risks of investing in the portfolio. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 12.52% Q2 2009
Worst quarter: (13.61%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	5.49%	9.01%	5.45%
After taxes on distributions	4.48%	8.36%	4.68%
After taxes on distributions and sale of shares	3.60%	7.00%	4.18%
Comparative Indices (reflect no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Balanced Composite Index[1]	6.30%	9.49%	6.32%
[1]	The Balanced Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 21.0% S&P 500® Index, 10.5% Russell 2000® Index, 9.0% Russell Fundamental U.S. Large Company Index, 4.5% Russell Fundamental U.S. Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell Fundamental Developed ex-U.S. Large Company Index (Net), 2.5% Russell Fundamental Developed ex-U.S. Small Company Index (Net), 2.5% Russell Fundamental Emerging Markets Large Company Index (Net), 35.0% Barclays U.S. Aggregate Bond Index, and 5.0% Barclays U.S. Treasury Bills: 1-3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your portfolio shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of portfolio shares
The portfolio is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem portfolio shares through an account at Charles Schwab & Co., Inc. (Schwab) or another intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the portfolio and which generally are limited to institutional investors) may invest directly in the portfolio by placing purchase, exchange and redemption orders through the portfolio's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256, or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the portfolio is $100. The portfolio may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the portfolio will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12Schwab MarketTrack Balanced PortfolioTM

Schwab MarketTrack Conservative PortfolioTM
Ticker Symbol:	Investor Shares:	SWCGX
Investment objective
The portfolio seeks income and more growth potential than an all-bond portfolio.
Portfolio fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the portfolio.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual portfolio operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.31
Acquired fund fees and expenses (AFFE)[1]	0.26
Total annual portfolio operating expenses (including AFFE)[2]	0.70
[1]	Acquired fund fees and expenses (AFFE) are based on estimated amounts for the current fiscal year. AFFE reflects the estimated amount of fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.
[2]	The total annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio’s “Financial highlights” because the financial highlights include only the portfolio’s direct operating expenses and do not include AFFE.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The figures are based on total annual portfolio operating expenses (including AFFE). The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$72	$224	$390	$871
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 9% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock and cash investments.
The portfolio’s allocation is weighted toward bond investments, while including substantial stock investments in seeking to obtain long-term growth. The portfolio seeks to remain close to the target allocations of 55% fixed income, 40% equity and 5% cash and cash equivalents (including money market funds) and typically does not change its target allocation.
The equity allocation is further divided into five segments; 20% of assets for US large-cap, 10% for US small-cap, 7% for developed international large-cap, 2% for developed international small-cap and 2% for emerging markets.
The portfolio invests mainly in other Schwab Funds®, including Schwab index funds, which use a variety of indexing strategies. These underlying Schwab index funds seek to track or replicate the total returns of various market indices. They typically invest in the securities included in the index they are tracking, or replicating, and generally give each security the same weight as the index does. However, for certain underlying Schwab index funds, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select securities from an index universe to obtain a representative sample of securities that resembles an index in terms of key risk factors, performance attributes and other
Schwab MarketTrack Conservative PortfolioTM13

characteristics. In certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the securities comprising an index or in proportion to their weightings in an index.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different market segment.
The portfolio manager monitors the portfolio’s holdings and cash flow and manages them as needed in order to maintain the portfolio’s target allocation. The manager may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
Principal risks
The portfolio is subject to risks, any of which could cause an investor to lose money. The portfolio's principal risks include:
Asset Allocation Risk. The portfolio is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the portfolio’s assets among the various asset classes and market segments will cause the portfolio to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the portfolio and is legally obligated to act in the portfolio’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the portfolio is based primarily on the prices of the underlying funds that the portfolio purchases. In turn, the price of each underlying fund is based on the value of its securities. The portfolio is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the portfolio, investors should assess the risks associated with the underlying funds in which the portfolio may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the portfolio’s exposure to a particular risk will be proportionate to the portfolio’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns.
Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
•Large-Cap Risk. Many of the risks of the underlying funds are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market
14Schwab MarketTrack Conservative PortfolioTM

structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair an underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the underlying fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value of being more volatile than the underlying portfolio of securities.
•Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.
•Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the underlying fund’s yield will change over time. During periods when interest rates are low, the underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect the underlying fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The portfolio may invest directly in individual securities, as well as other mutual funds, ETFs and cash equivalents, including money market securities. The portfolio’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the portfolio please see the “Portfolio details” section in the prospectus.
Schwab MarketTrack Conservative PortfolioTM15

Performance
The bar chart below shows how the portfolio's investment results have varied from year to year, and the following table shows how the portfolio's average annual total returns for various periods compared to those of certain broad based indices and a composite index based on the portfolio's target allocation. This information provides some indication of the risks of investing in the portfolio. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 9.06% Q3 2009
Worst quarter: (8.97%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	5.35%	7.21%	4.66%
After taxes on distributions	4.77%	6.61%	3.83%
After taxes on distributions and sale of shares	3.16%	5.48%	3.43%
Comparative Indices (reflect no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Conservative Composite Index[1]	6.12%	7.80%	5.83%
[1]	The Conservative Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 14.0% S&P 500® Index, 7.0% Russell 2000® Index, 6.0% Russell Fundamental U.S. Large Company Index, 3.0% Russell Fundamental U.S. Small Company Index, 4.6% MSCI EAFE Index (Net), 2.0% Russell Fundamental Developed ex-U.S. Large Company Index (Net), 1.7% Russell Fundamental Developed ex-U.S. Small Company Index (Net), 1.7% Russell Fundamental Emerging Markets Large Company Index (Net), 55.0% Barclays U.S. Aggregate Bond Index, and 5.0% Barclays U.S. Treasury Bills: 1-3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your portfolio shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of portfolio shares
The portfolio is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem portfolio shares through an account at Charles Schwab & Co., Inc. (Schwab) or another intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the portfolio and which generally are limited to institutional investors) may invest directly in the portfolio by placing purchase, exchange and redemption orders through the portfolio's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256, or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the portfolio is $100. The portfolio may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the portfolio will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16Schwab MarketTrack Conservative PortfolioTM

About the portfolios
This section provides additional details about the portfolios' investment objectives, strategies and risks described at the front of the prospectus. The portfolios seek to achieve their investment objectives by primarily investing in other Schwab and/or Laudus Funds and to a lesser degree in unaffiliated third party mutual funds (the “underlying funds”). These underlying funds may include stock, bond and money market funds and will be used by the funds to meet their target allocations and investment styles. Because the portfolios primarily invest in other funds rather than in individual stocks and bonds, each portfolio is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.
About the portfolios17

Portfolio details
Investment objectives, strategies and risks
Investment objectives
The Schwab MarketTrack All Equity Portfolio seeks high capital growth through an all-stock portfolio.
The Schwab MarketTrack Growth Portfolio seeks high capital growth with less volatility than an all-stock portfolio.
The Schwab MarketTrack Balanced Portfolio seeks both capital growth and income.
The Schwab MarketTrack Conservative Portfolio seeks income and more growth potential than an all-bond portfolio.
There is no guarantee the portfolios will achieve their objectives.
Investment strategies
Asset allocation
Below are the underlying funds for each portfolio and the indices they seek to track, listed according to their corresponding category in each portfolio’s asset allocation. Additional information about the underlying funds is provided in each underlying fund’s prospectus.
MarketTrack Portfolios
Allocation and Underlying Fund	All Equity Portfolio	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
US Large-cap	✓	✓	✓	✓
Schwab S&P 500 Index Fund. Seeks to track the S&P 500 Index, a widely recognized index maintained by Standard & Poor’s that includes 500 U.S. publicly traded stocks.
Schwab Fundamental US Large Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index.
US Small-cap	✓	✓	✓	✓
Schwab Small-Cap Index Fund. Seeks to track the Russell 2000® Index, which measures the performance of the small-cap sector of the U.S. equity market and includes approximately 2000 of the smallest issuers within the Russell 3000®.

Schwab Fundamental US Small Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index.
International Large-cap	✓	✓	✓	✓
Schwab International Index Fund. Seeks to track the MSCI EAFE (Net) Index®, which includes stocks from Europe, Australasia and the Far East and consists of 22 developed market country indices.
Schwab Fundamental International Large Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Large Company Index.
International Small-cap	✓	✓	✓	✓
Schwab Fundamental International Small Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index.
Emerging Markets	✓	✓	✓	✓
Schwab Fundamental Emerging Markets Large Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index.
Bond		✓	✓	✓
Schwab Total Bond Market Fund. Seeks to track the Barclays U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. In addition, each portfolio may purchase individual securities to maintain its allocations.
18Portfolio details

The following table shows each portfolio’s approximate asset allocation to each underlying fund and asset class. The adviser may exclude one or more underlying funds from a portfolio’s asset allocation strategy at any given time. The adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.
The allocations may not add to 100% due to rounding.
	MarketTrack All Equity Portfolio	MarketTrack Growth Portfolio	MarketTrack Balanced Portfolio	MarketTrack Conservative Portfolio
Equity Funds
US Large Cap
Schwab S&P 500 Index Fund	31.5%	28.0%	21.0%	14.0%
Schwab Fundamental US Large Company Index Fund	13.5%	12.0%	9.0%	6.0%
TOTAL US LARGE CAP	45.0%	40.0%	30.0%	20.0%
US Small Cap
Schwab Small-Cap Index Fund	17.5%	14.0%	10.5%	7.0%
Schwab Fundamental US Small Company Index Fund	7.5%	6.0%	4.5%	3.0%
TOTAL US SMALL CAP	25.0%	20.0%	15.0%	10.0%
International Developed Large Cap
Schwab International Index Fund	14.0%	9.3%	7.0%	4.7%
Schwab Fundamental International Large Company Index Fund	6.0%	4.0%	3.0%	2.0%
TOTAL INTERNATIONAL LARGE CAP	20.0%	13.3%	10.0%	6.7%
International Developed Small Cap
Schwab Fundamental International Small Company Index Fund	5.0%	3.3%	2.5%	1.7%
TOTAL INTERNATIONAL SMALL CAP	5.0%	3.3%	2.5%	1.7%
Emerging Markets
Schwab Fundamental Emerging Markets Large Company Index Fund	5.0%	3.3%	2.5%	1.7%
TOTAL EMERGING MARKETS	5.0%	3.3%	2.5%	1.7%
Fixed Income Funds
Schwab Total Bond Market Fund	0.0%	15.0%	35.0%	55.0%
TOTAL FIXED INCOME	0.0%	15.0%	35.0%	55.0%
Cash and Cash Equivalent (including money market funds)
Schwab Value Advantage Money Fund (Inst. Prime Shares)	0.0%	5.0%	5.0%	5.0%
TOTAL CASH AND CASH EQUIVALENTS	0.0%	5.0%	5.0%	5.0%
Portfolio details19

Principal investment risks
Each portfolio is subject to risks, any of which could cause an investor to lose money. Principal risks of the portfolios include:
Asset Allocation Risk. Each portfolio is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the portfolio’s assets among the various asset classes and market segments will cause the portfolio to underperform other funds with a similar investment objective.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a portfolio will fluctuate, which means that you could lose money.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the portfolios and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.
Underlying Fund Investment Risk. The value of your investment in a portfolio is based primarily on the prices of the underlying funds that a portfolio purchases. In turn, the price of each underlying fund is based on the value of its securities. The portfolio is subject to the performance and expenses of the underlying funds in which it invests. Before investing in a portfolio, investors should assess the risks associated with the underlying funds in which the portfolio may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a portfolio’s exposure to a particular risk will be proportionate to the portfolio’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A portfolio may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Investment Style Risk. An underlying fund’s investment style may impact the performance of a portfolio. For example, an underlying fund may invest in accordance with an indexing investment style, causing the underlying fund to follow the performance of an index during upturns as well as downturns. In addition, an underlying fund may have an investment style that favors certain types of investments over others. As a result, such an underlying fund may underperform funds that do not limit their investments to the particular type of investment.
•Equity Risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.
•Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark indices, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, an underlying fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. An underlying fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of an underlying fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
•Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•Large-Cap Risk. Many of the risks of the underlying funds are associated with their investments in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of
20Portfolio details

smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, an underlying fund's investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of an underlying fund's investments, and could impair an underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of an underlying fund that focuses its investments in foreign securities will lag these investments. To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes an underlying fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.
•Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, similar to GDRs, are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries, and there is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•Currency Risk. As a result of certain underlying funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, these underlying funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an underlying fund’s investment would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by United States or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an underlying fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
•Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives
Portfolio details21

are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk and market risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause an underlying fund to lose more than the initial amount invested. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by a portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer’s ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the a fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. A fund’s use of mortgage dollar rolls could cause the fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
•Exchange-traded funds (ETFs) Risk. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.
•Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities — an indication of the ability of dealers to engage in “market making” — are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. An underlying fund’s investments in illiquid securities may reduce the returns of that fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the underlying fund to meet redemption requests within the required time period. In order to meet such redemption requests, the underlying fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the underlying fund.
•Sampling Index Tracking Risk. If an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An underlying fund will also bear the risk of any decline in value of securities acquired with cash collateral. An underlying fund may pay lending fees to a party arranging the loan.
•Credit Risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could
22Portfolio details

cause the fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the underlying fund’s share price or yield to fall. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. In a reverse repurchase agreement, the underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
•Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
•Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a rise in interest rates could cause the fund’s share price to fall. This risk is greater when an underlying fund holds fixed income securities with longer maturities. An underlying fund may also lose money if interest rates rise. The longer an underlying fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, an underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Duration is an estimate of a security’s (or a portfolio of securities) sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.
Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for an underlying fund to sell its fixed income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of an underlying fund’s fixed income securities holdings. To the extent that the investment adviser of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and tend to react to changes in “real” interest rates.
•Prepayment and Extension Risk. An underlying fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the underlying fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the underlying fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
•Geographic Risk. To the extent an underlying fund’s investments in a single country or a limited number of countries represent a higher percentage of the underlying fund’s assets, the underlying fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Direct Investment Risk. Each portfolio may invest directly in individual securities as well as other mutual funds or ETFs and cash equivalents, including money market securities, to maintain its allocations. A portfolio’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Portfolio details23

Portfolio holdings
The portfolios may make various types of portfolio securities information available to shareholders. The portfolios will post a detailed list of the securities held by each portfolio at www.csimfunds.com/SchwabFunds_Prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The portfolios also post in the portfolio summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the portfolios post top ten holdings information on the portfolio fact sheets, available 20-45 days after the end of the calendar quarter. The portfolios may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a portfolio. Further information regarding the portfolios’ policy and procedures on the disclosure of portfolio holdings is available in the Statement of Additional Information (SAI). In addition, shareholders can learn more about the availability of portfolio holdings information by calling the portfolios at 1-800-824-5615.
24Portfolio details

Financial highlights
This section provides further details about the financial history for each portfolio, for its period of operations. Certain information reflects financial results for a single portfolio share. “Total return” shows the percentage that an investor in a portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolios' independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolios' annual report (see back cover).
MarketTrack All Equity Portfolio
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	15.99	12.79	11.52	11.30	9.82
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.27	0.25	0.16	0.12
Net realized and unrealized gains (losses)	1.24	3.27	1.02	0.27	1.50
Total from investment operations	1.45	3.54	1.27	0.43	1.62
Less distributions:
Distributions from net investment income	(0.27)	(0.34)	–	(0.21)	(0.14)
Net asset value at end of period	17.17	15.99	12.79	11.52	11.30
Total return (%)	9.12	28.37	11.02	3.76	16.62
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.51	0.52	0.54	0.53	0.54
Net investment income (loss)	1.24	1.84	1.93	1.37	1.14
Portfolio turnover rate	9	6	6	12	8
Net assets, end of period ($ x 1,000,000)	621	586	475	476	489
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
Financial highlights25

MarketTrack Growth Portfolio
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	21.67	18.08	16.85	16.35	14.51
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.34	0.30	0.24	0.19
Net realized and unrealized gains (losses)	1.57	3.60	1.35	0.51	1.95
Total from investment operations	1.84	3.94	1.65	0.75	2.14
Less distributions:
Distributions from net investment income	(0.31)	(0.35)	(0.42)	(0.25)	(0.30)
Net asset value at end of period	23.20	21.67	18.08	16.85	16.35
Total return (%)	8.55	22.14	10.03	4.55	14.86
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.51	0.52	0.53	0.52	0.52
Net investment income (loss)	1.20	1.71	1.78	1.39	1.25
Portfolio turnover rate	7	9	9	17	14
Net assets, end of period ($ x 1,000,000)	734	680	566	562	549
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
26Financial Highlights

MarketTrack Balanced Portfolio
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	18.55	16.33	15.41	14.96	13.54
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.31	0.29	0.25	0.23
Net realized and unrealized gains (losses)	1.08	2.23	1.01	0.46	1.50
Total from investment operations	1.34	2.54	1.30	0.71	1.73
Less distributions:
Distributions from net investment income	(0.27)	(0.32)	(0.38)	(0.26)	(0.31)
Distributions from net realized gains	(0.12)	–	–	–	–
Total distributions	(0.39)	(0.32)	(0.38)	(0.26)	(0.31)
Net asset value at end of period	19.50	18.55	16.33	15.41	14.96
Total return (%)	7.28	15.82	8.61	4.80	12.92
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.51	0.52	0.53	0.52	0.52
Net investment income (loss)	1.30	1.75	1.86	1.64	1.59
Portfolio turnover rate	16	12	12	25	22
Net assets, end of period ($ x 1,000,000)	522	481	425	432	450
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
Financial Highlights 27

MarketTrack Conservative Portfolio
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	15.34	14.23	13.59	13.22	12.15
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.26	0.25	0.24
Net realized and unrealized gains (losses)	0.67	1.10	0.69	0.37	1.08
Total from investment operations	0.90	1.36	0.95	0.62	1.32
Less distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.31)	(0.25)	(0.25)
Net asset value at end of period	16.00	15.34	14.23	13.59	13.22
Total return (%)	5.95	9.71	7.07	4.72	10.98
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.54	0.55	0.55	0.55	0.56
Net investment income (loss)	1.43	1.78	1.96	1.84	1.93
Portfolio turnover rate	9	15	19	30	25
Net assets, end of period ($ x 1,000,000)	223	203	189	198	194
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
28Financial Highlights

Portfolio management
The investment adviser for the portfolios is Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and, as of 12/31/14, managed approximately $267 billion in assets.
As the investment adviser, the firm oversees the asset management and administration of the portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/14, these fees were 0.22% for the All Equity Portfolio, 0.23% for the Growth Portfolio, 0.22% for the Balanced Portfolio and 0.20% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio’s average daily net assets, represent the actual amounts paid, including the effects of reductions.
Effective December 1, 2014, CSIM lowered the contractual management fee it receives from each portfolio from 0.23% to 0.13%.
The investment adviser and its affiliates have agreed to limit the total annual portfolio operating expenses (excluding interest, taxes and certain non-routine expenses) of the portfolio to 0.50% for so long as the investment adviser serves as the adviser to the portfolio. This agreement may only be amended or terminated with the approval of the portfolio’s Board of Trustees. This agreement is limited to the portfolio’s direct operating expenses and does not apply to AFFE.
A discussion regarding the basis for the Board of Trustees’ approval of each portfolio's investment advisory agreement is available in each portfolio's 2014 annual report, which covers the period from 11/1/13 through 10/31/14.
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team, and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each portfolio is available in the SAI.
Portfolio management29

Investing in the portfolios
In this section, you will find information on buying, selling and exchanging shares. You may invest in a portfolio through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the portfolio (intermediary orders). Eligible Investors (as defined herein) may invest directly in a portfolio by placing orders through the portfolio's transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a portfolio, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the portfolios on purchases, redemptions and exchanges of portfolio shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, portfolio choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the portfolios. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The portfolios are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a portfolio. If your portfolio shares are no longer held by an authorized intermediary, the portfolio may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept portfolio orders. Second, you may maintain a direct account with a portfolio if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the portfolio’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the portfolios” section of the prospectus. If you do not exercise one of these options within ninety days, the portfolios reserve the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a portfolio.
When selling or exchanging shares, you should be aware of the following portfolio policies:
•The portfolios may take up to seven days to pay sale proceeds.
•The portfolios reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the portfolios
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from a portfolio’s transfer agent, Boston Financial Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of Schwab Funds as a result of a reorganization of a fund. The portfolios reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a portfolio are subject to involuntary redemption by the portfolio.
30Investing in the portfolios

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a portfolio’s shares. Eligible Investors must open an account with a portfolio through the portfolio’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by a portfolio, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a portfolio, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of a portfolio (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of a portfolio will be processed at the net asset value per share of the portfolio for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by a portfolio, you may open an account and make your initial purchase and any additional purchases of the portfolio’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by a portfolio, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the portfolio next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of portfolio shares, a purchase order is received by a portfolio on the day that it is in good order unless it is rejected by the portfolio’s transfer agent. For a cash purchase order of portfolio shares to be in good order on a particular day, a check must be received on or before the close of a portfolio (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a portfolio after the deadline, the purchase price of portfolio shares will be based upon the next determination of net asset value of portfolio shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the portfolios.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following portfolio policies:
•The portfolios may take up to seven days to pay sale proceeds.
•The portfolios reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of a portfolio next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The portfolios and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
Investing in the portfolios31

Direct redemptions by mail
You may redeem your portfolio shares by mail by sending a request letter to the portfolios' transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a portfolio at the net asset value per share of the portfolio next determined after the request is received in good order. To be in good order, the redemption request must include the name of the portfolio and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the portfolios and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of a portfolio may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a portfolio containing the information indicated below.
The portfolios reserve the right to suspend or terminate the privilege of exchanging shares of the portfolios by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange portfolio shares by telephone by calling the portfolios' transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the portfolio from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the portfolios’ transfer agent via telephone.
Direct exchanges by mail
To exchange portfolio shares by mail, simply send a letter of instruction to the portfolios’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the portfolio from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The portfolios are open for business each day that the NYSE is open. Each portfolio calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A portfolio’s share price is its net asset value per share, or NAV, which is the portfolio’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a portfolio in good order on or prior to the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a portfolio receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a portfolio for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes or official closing prices if they are readily available. In cases where quotes are not readily
32Investing in the portfolios

available or the adviser deems them unreliable, a portfolio may value securities based on fair values developed using methods approved by the portfolios’ Board of Trustees.
Shareholders of a portfolio should be aware that because foreign markets are often open on weekends and other days when the portfolio is closed, the value of the portfolio’s portfolio may change on days when it is not possible to buy or sell shares of the portfolio.
Additional policies affecting your investment
Minimum initial investment
Investor Shares: $100
The minimum may be waived for certain retirement plans and plan participants, and for certain investment programs or in a portfolio’s sole discretion.
Choose an option for portfolio distributions. If you are an Eligible Investor placing direct orders with a portfolio, you will have one of the three options described below for portfolio distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for portfolio distributions provided by your intermediary, which may be different than those provided by the portfolios to Eligible Investors. You should consult with your financial intermediary to discuss available options.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your share class.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your share class.
Cash	You receive payment for all dividends and capital gain distributions.
Each portfolio reserves certain rights, including the following:
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive a portfolio or share class’ investment minimums.
•To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in portfolio shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the portfolios may pay to those intermediaries The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the portfolio or its shareholders.
Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the portfolios. The Plan enables each portfolio to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the portfolios. Schwab serves as the portfolios’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the portfolios to Schwab in its capacity as the portfolios’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, each portfolio’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the portfolios). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Investing in the portfolios33

Policy regarding short-term or excessive trading
The portfolios are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the portfolios’ performance by disrupting the efficient management of the portfolio, increasing portfolio transaction costs and taxes, causing the portfolios to maintain higher cash balances, and diluting the value of the portfolios’ shares.
In order to discourage market timing, each portfolio’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by portfolio shareholders. Each portfolio seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the portfolios’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a portfolio.
Although these methods are designed to discourage market timing, there can be no guarantee that the portfolios will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each portfolio and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the portfolio’s long-term shareholders. The portfolios may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
The portfolios or their service providers maintain risk-based surveillance procedures designed to detect market timing in portfolio shares in amounts that might be detrimental to the portfolios. Under these procedures, the portfolios have requested that service providers to the portfolios monitor transactional activity in amounts and frequency determined by the portfolios to be significant to a portfolio and in a pattern of activity that potentially could be detrimental to a portfolio. If a portfolio, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the portfolio by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, the portfolios or their service providers will work with the intermediary to monitor possible market timing activity. The portfolios reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the portfolios. Transactions by portfolio shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the portfolios. The portfolios may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the portfolios through such intermediary. The portfolios will defer to an intermediary’s policies only after the portfolios determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the portfolios and in a pattern of activity that potentially could be detrimental to the portfolios. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their portfolio transactions.
The portfolios reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value the portfolios' securities when market prices are not “readily available” or are unreliable. For example, a portfolio may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the portfolios seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a portfolio’s portfolio holdings and the net asset value of the portfolio’s shares, and seeks to help ensure that the prices at which the portfolio’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Each portfolio makes fair value determinations in good faith in accordance with the portfolio’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a portfolio could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the portfolios invest explain the circumstances in which those funds will use fair value pricing and the effect of fair value pricing.
Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the portfolios, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each portfolio treats shares that have been held the longest as being redeemed first.
34Investing in the portfolios

Each portfolio retains the redemption fees for the benefit of the remaining shareholders. Portfolio shares purchased with reinvested dividends are not subject to redemption fees. Each portfolio reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund and its long-term shareholders. A portfolio may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the portfolio or financial intermediaries, and registered investment companies and redemptions initiated by the portfolio. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a portfolio’s but which the portfolio, in its discretion, may determine are in the best interests of the portfolio and its long-term shareholders. While the portfolios discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The portfolios reserve the right to modify or eliminate the redemption fees or waivers at any time.
Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the portfolio’s shares. Redemptions by these shareholders of their holdings in the portfolio may impact the portfolio’s liquidity and NAV. These redemptions may also force the portfolio to sell securities, which may negatively impact the fund’s brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the portfolios or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
The portfolios or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. A portfolio or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, a portfolio or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.
The portfolios will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The portfolios, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the portfolios or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on portfolio shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of a portfolio's overall obligation to deter money laundering under Federal law. Each portfolio has adopted an Anti-Money Laundering Compliance Program designed to prevent the portfolio from being used for money laundering or the financing of terrorist activities. In this regard, the portfolios reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of portfolio management, they are deemed to be in the best interest of a portfolio or in cases when the portfolio is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a portfolio is required to withhold such proceeds.
Distributions and taxes
Any investment in a portfolio typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a portfolio earns. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of each calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each portfolio’s capital gain distribution, if any, may be made available on the portfolios’ website: www.csimfunds.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your portfolio distributions generally have tax consequences. Each portfolio’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a portfolio. The maximum individual rate applicable to “qualified dividend income” and long-term
Investing in the portfolios35

capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a portfolio and net gains from redemptions or other taxable dispositions of portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Shareholders in a portfolio may have additional tax considerations as a result of foreign tax payments made by the portfolio. Typically, these payments will reduce the portfolio’s dividends but, if eligible, the portfolio may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the portfolio.
At the beginning of every year, the portfolios will provide shareholders with a tax reporting statement containing information detailing the tax status of any distribution that a portfolio paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012 when shareholders sold portfolio shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each portfolio began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each portfolio permits shareholders to elect their preferred cost basis method. In the absence of an election, a portfolio will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
The portfolios may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if they fail to provide the portfolios with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the portfolios, as discussed in more detail in the SAI.
Furthermore, each portfolio will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a portfolio to enable the portfolio to determine whether withholding is required.
36Investing in the portfolios

Notes

Notes

Notes

To learn more
This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current portfolio investors, contain more information about the portfolios' holdings and detailed financial information about the portfolios. Annual reports also contain information from the portfolios' managers about strategies, recent market conditions and trends and their impact on portfolio performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the portfolios, call Schwab Funds® at 1-800-435-4000. In addition, you may visit the Schwab Funds’ web site at www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the portfolios' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Number
Schwab MarketTrack All Equity Portfolio™	811-7704
Schwab MarketTrack Growth Portfolio™	811-7704
Schwab MarketTrack Balanced Portfolio™	811-7704
Schwab MarketTrack Conservative Portfolio™	811-7704
REG13757-23
Schwab MarketTrack Portfolios®
Prospectus
February 27, 2015

Schwab Target Funds
Prospectus
February 27, 2015
• Schwab Target 2010 Fund	SWBRX
• Schwab Target 2015 Fund	SWGRX
• Schwab Target 2020 Fund	SWCRX
• Schwab Target 2025 Fund	SWHRX
• Schwab Target 2030 Fund	SWDRX
• Schwab Target 2035 Fund	SWIRX
• Schwab Target 2040 Fund	SWERX
• Schwab Target 2045 Fund	SWMRX
• Schwab Target 2050 Fund	SWNRX
• Schwab Target 2055 Fund	SWORX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Target Funds

Schwab Target 2010 Fund
Ticker Symbol:	SWBRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.17
Acquired fund fees and expenses (AFFE)[1]	0.50
Total fund annual operating expenses[1]	0.67
Less expense reduction	(0.17)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.50
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$51	$160	$280	$628
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2010 Fund1

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 38.1% equity securities, 55.4% fixed income securities, and 6.5% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or
2Schwab Target 2010 Fund

stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 9.56% Q2 2009
Worst quarter: (11.28%) Q4 2008
Schwab Target 2010 Fund3

Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (7/1/05)
Before taxes	5.20%	7.37%	4.86%
After taxes on distributions	4.40%	6.64%	4.05%
After taxes on distributions and sale of shares	3.05%	5.54%	3.59%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	15.72%	8.53%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Target 2010 Composite Index1	5.93%	7.30%	5.72%
[1]	The Target 2010 Composite Index is a custom blended index developed Charles Schwab Investment Management, Inc. based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 25.9% S&P 500 Index, 3.4% Russell 2000 Index, 7.3% MSCI EAFE Index (Net), 28.3% Barclays U.S. Aggregate Bond Index, 1.9% FTSE EPRA/NAREIT Global Index (Net), 3.5% Barclays U.S. Intermediate Aggregate Bond Index, 5.7% Barclays U.S. TIPS Index, 1.3% Citigroup Non-U.S. Dollar World Government Bond Index, 1.8% Barclays U.S. Government/Credit Index, 14.4% Barclays U.S. Government/Credit: 1-5 Years Index, and 6.5% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Schwab Target 2010 Fund

Schwab Target 2015 Fund
Ticker Symbol:	SWGRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.11
Acquired fund fees and expenses (AFFE)[1]	0.53
Total fund annual operating expenses[1]	0.64
Less expense reduction	(0.11)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.53
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$54	$170	$296	$665
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 40% equity securities, 53.8% fixed income securities, and 6.2% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the
Schwab Target 2015 Fund5

fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interest when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries
6Schwab Target 2015 Fund

represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocation. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 11.44% Q2 2009
Worst quarter: (8.29%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (3/12/08)
Before taxes	5.26%	8.28%	5.53%
After taxes on distributions	3.26%	7.38%	4.75%
After taxes on distributions and sale of shares	3.90%	6.29%	4.14%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	15.72%	9.53%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.83%
Target 2015 Composite Index[1]	6.12%	8.17%	5.51%
[1]	The Target 2015 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 28.4% S&P 500 Index, 4.0% Russell 2000 Index, 8.6% MSCI EAFE Index (Net), 26.5% Barclays U.S. Aggregate Bond Index, 2.2% FTSE EPRA/NAREIT Global Index (Net), 3.6% Barclays U.S. Intermediate Aggregate Bond Index, 0.1% MSCI Emerging Markets Index (Net), 5.1% Barclays U.S. TIPS Index, 1.5% Citigroup Non-U.S. Dollar World Government Bond Index, 2.1% Barclays U.S. Government/Credit Index, 12.1% Barclays U.S. Government/Credit: 1-5 Years Index, and 5.8% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co.,
Schwab Target 2015 Fund7

Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8Schwab Target 2015 Fund

Schwab Target 2020 Fund
Ticker Symbol:	SWCRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.04
Acquired fund fees and expenses (AFFE)[1]	0.61
Total fund annual operating expenses[1]	0.65
Less expense reduction	(0.04)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.61
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$62	$195	$340	$762
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2020 Fund9

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 54.4% equity securities, 41.2% fixed income securities, and 4.4 % cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap
10Schwab Target 2020 Fund

stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the fund’s underlying performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocation. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 13.02% Q2 2009
Schwab Target 2020 Fund11

Worst quarter: (13.47%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (7/1/05)
Before taxes	5.77%	9.50%	6.24%
After taxes on distributions	4.94%	8.83%	5.51%
After taxes on distributions and sale of shares	3.42%	7.31%	4.75%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	15.72%	8.53%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Target 2020 Composite Index[1]	6.74%	9.48%	6.62%
[1]	The Target 2020 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 36.0% S&P 500 Index, 6.1% Russell 2000 Index, 11.3% MSCI EAFE Index (Net), 20.9% Barclays U.S. Aggregate Bond Index, 2.8% FTSE EPRA/NAREIT Global Index (Net), 3.5% Barclays U.S. Intermediate Aggregate Bond Index, 0.6% MSCI Emerging Markets Index (Net), 3.7% Barclays U.S. TIPS Index, 1.8% Citigroup Non-U.S. Dollar World Government Bond Index, 2.5% Barclays U.S. Government/Credit Index, 6.7% Barclays U.S. Government/Credit: 1-5 Years Index, and 4.1% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12Schwab Target 2020 Fund

Schwab Target 2025 Fund
Ticker Symbol:	SWHRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.06
Acquired fund fees and expenses (AFFE)[1]	0.67
Total fund annual operating expenses[1]	0.73
Less expense reduction	(0.06)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.67
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$68	$214	$373	$835
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2025 Fund13

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 65.0% equity securities, 31.7% fixed income securities, and 3.3% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap
14Schwab Target 2025 Fund

stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 13.97% Q2 2009
Schwab Target 2025 Fund15

Worst quarter: (11.84%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (3/12/08)
Before taxes	6.16%	10.39%	7.46%
After taxes on distributions	4.47%	9.62%	6.78%
After taxes on distributions and sale of shares	4.20%	8.06%	5.75%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	15.72%	9.53%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.83%
Target 2025 Composite Index[1]	7.11%	10.33%	6.75%
[1]	The Target 2025 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 41.2% S&P 500 Index, 7.8% Russell 2000 Index, 13.4% MSCI EAFE Index (Net), 16.4% Barclays U.S. Aggregate Bond Index, 3.3% FTSE EPRA/NAREIT Global Index (Net), 3.1% Barclays U.S. Intermediate Aggregate Bond Index, 1.1% MSCI Emerging Markets Index (Net), 2.7% Barclays U.S. TIPS Index, 1.7% Citigroup Non-U.S. Dollar World Government Bond Index, 2.3% Barclays U.S. Government/Credit Index, 3.8% Barclays U.S. Government/Credit: 1-5 Years Index, and 3.2% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16Schwab Target 2025 Fund

Schwab Target 2030 Fund
Ticker Symbol:	SWDRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.03
Acquired fund fees and expenses (AFFE)[1]	0.72
Total fund annual operating expenses[1]	0.75
Less expense reduction	(0.03)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.72
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$74	$230	$401	$894
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2030 Fund17

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 73.2% equity securities, 24.1% fixed income securities, and 2.7% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap
18Schwab Target 2030 Fund

stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (Edifies) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 14.89% Q2 2009
Schwab Target 2030 Fund19

Worst quarter: (15.25%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (7/1/05)
Before taxes	6.32%	10.97%	7.08%
After taxes on distributions	5.16%	10.32%	6.43%
After taxes on distributions and sale of shares	4.04%	8.56%	5.51%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	15.72%	8.53%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Target 2030 Composite Index[1]	7.35%	10.95%	7.22%
[1]	The Target 2030 Composite Index is a custom blended index developed Charles Schwab Investment Management, Inc. based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 45.0% S&P 500 Index, 9.3% Russell 2000 Index, 15.0% MSCI EAFE Index (Net), 12.6% Barclays U.S. Aggregate Bond Index, 3.7% FTSE EPRA/NAREIT Global Index (Net), 2.6% Barclays U.S. Intermediate Aggregate Bond Index, 1.7% MSCI Emerging Markets Index (Net), 1.9% Barclays U.S. TIPS Index, 1.5% Citigroup Non-U.S. Dollar World Government Bond Index, 2.1% Barclays U.S. Government/Credit Index, 2.0% Barclays U.S. Government/Credit: 1-5 Years Index, and 2.6% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
20Schwab Target 2030 Fund

Schwab Target 2035 Fund
Ticker Symbol:	SWIRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.07
Acquired fund fees and expenses (AFFE)[1]	0.75
Total fund annual operating expenses[1]	0.82
Less expense reduction	(0.07)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.75
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$77	$240	$417	$930
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 80% equity securities, 17.6% fixed income securities, and 2.4% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the
Schwab Target 2035 Fund21

fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the
22Schwab Target 2035 Fund

economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 15.65% Q2 2009
Worst quarter: (14.44%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (3/12/08)
Before taxes	6.49%	11.57%	8.06%
After taxes on distributions	4.68%	10.83%	7.42%
After taxes on distributions and sale of shares	4.54%	9.07%	6.28%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	15.72%	9.53%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.83%
Target 2035 Composite Index[1]	7.52%	11.54%	7.34%
[1]	The Target 2035 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 48.3% S&P 500 Index, 10.6% Russell 2000 Index, 16.4% MSCI EAFE Index (Net), 9.1% Barclays U.S. Aggregate Bond Index, 4.1% FTSE EPRA/NAREIT Global Index (Net), 2.0% Barclays U.S. Intermediate Aggregate Bond Index, 2.2% MSCI Emerging Markets Index (Net), 1.3% Barclays U.S. TIPS Index, 1.2% Citigroup Non-U.S. Dollar World Government Bond Index, 1.6% Barclays U.S. Government/Credit Index, 0.9% Barclays U.S. Government/Credit: 1-5 Years Index, and 2.3% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund
Schwab Target 2035 Fund23

by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
24Schwab Target 2035 Fund

Schwab Target 2040 Fund
Ticker Symbol:	SWERX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.04
Acquired fund fees and expenses (AFFE)[1]	0.78
Total fund annual operating expenses[1]	0.82
Less expense reduction	(0.04)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.78
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$80	$249	$433	$966
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2040 Fund25

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 86.4% equity securities, 11.5% fixed income securities, and 2.1% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap
26Schwab Target 2040 Fund

stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund's returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 16.53% Q2 2009
Schwab Target 2040 Fund27

Worst quarter: (16.81%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (7/1/05)
Before taxes	6.58%	11.99%	7.66%
After taxes on distributions	5.19%	11.35%	7.04%
After taxes on distributions and sale of shares	4.41%	9.45%	6.04%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	15.72%	8.53%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Target 2040 Composite Index[1]	7.64%	11.94%	7.64%
[1]	The Target 2040 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 50.9% S&P 500 Index, 11.8% Russell 2000 Index, 17.5% MSCI EAFE Index (Net), 6.0% Barclays U.S. Aggregate Bond Index, 4.4% FTSE EPRA/NAREIT Global Index (Net), 1.4% Barclays U.S. Intermediate Aggregate Bond Index, 2.7% MSCI Emerging Markets Index (Net), 0.8% Barclays U.S. TIPS Index, 0.9% Citigroup Non-U.S. Dollar World Government Bond Index, 1.1% Barclays U.S. Government/Credit Index, 0.4% Barclays U.S. Government/Credit: 1-5 Years Index, and 2.1% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
28Schwab Target 2040 Fund

Schwab Target 2045 Fund
Ticker Symbol:	SWMRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.32
Acquired fund fees and expenses (AFFE)[1]	0.80
Total fund annual operating expenses[1]	1.12
Less expense reduction	(0.32)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.80
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$82	$255	$444	$990
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal period, the fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2045 Fund29

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 90.0% equity securities, 8.0% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap
30Schwab Target 2045 Fund

stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 3.95% Q2 2014
Schwab Target 2045 Fund31

Worst quarter: (2.14%) Q3 2014
Average annual total returns (%) as of 12/31/14
	1 year	Since Inception (1/23/13)
Before taxes	6.53%	14.37%
After taxes on distributions	5.38%	13.45%
After taxes on distributions and sale of shares	4.19%	10.88%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	20.22%
Barclays U.S. Aggregate Bond Index	5.97%	2.04%
Target 2045 Composite Index[1]	7.70%	14.60%
[1]	The Target 2045 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 52.3% S&P 500 Index, 12.5% Russell 2000 Index, 18.1% MSCI EAFE Index (Net), 4.3% Barclays U.S. Aggregate Bond Index, 4.5% FTSE EPRA/NAREIT Global Index (Net), 1.0% Barclays U.S. Intermediate Aggregate Bond Index, 3.1% MSCI Emerging Markets Index (Net), 0.6% Barclays U.S. TIPS Index, 0.6% Citigroup Non-U.S. Dollar World Government Bond Index, 0.9% Barclays U.S. Government/Credit Index, 0.1% Barclays U.S. Government/Credit: 1-5 Years Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since inception.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
32Schwab Target 2045 Fund

Schwab Target 2050 Fund
Ticker Symbol:	SWNRX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.39
Acquired fund fees and expenses (AFFE)[1]	0.81
Total fund annual operating expenses[1]	1.20
Less expense reduction	(0.39)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.81
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$83	$259	$450	$1,002
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal period, the fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2050 Fund33

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 92.5% equity securities, 5.5% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap
34Schwab Target 2050 Fund

stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 3.92% Q2 2014
Schwab Target 2050 Fund35

Worst quarter: (2.12%) Q3 2014
Average annual total returns (%) as of 12/31/14
	1 year	Since Inception (1/23/13)
Before taxes	6.66%	14.79%
After taxes on distributions	5.52%	13.88%
After taxes on distributions and sale of shares	4.27%	11.22%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	20.22%
Barclays U.S. Aggregate Bond Index	5.97%	2.04%
Target 2050 Composite Index[1]	7.74%	14.96%
[1]	The Target 2050 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 53.3% S&P 500 Index, 13.1% Russell 2000 Index, 18.6% MSCI EAFE Index (Net), 2.9% Barclays U.S. Aggregate Bond Index, 4.7% FTSE EPRA/NAREIT Global Index (Net), 0.7% Barclays U.S. Intermediate Aggregate Bond Index, 3.3% MSCI Emerging Markets Index (Net), 0.4% Barclays U.S. TIPS Index, 0.4% Citigroup Non-U.S. Dollar World Government Bond Index, 0.6% Barclays U.S. Government/Credit Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since inception.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
36Schwab Target 2050 Fund

Schwab Target 2055 Fund
Ticker Symbol:	SWORX
Investment objective
The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.68
Acquired fund fees and expenses (AFFE)[1]	0.82
Total fund annual operating expenses[1]	1.50
Less expense reduction	(0.68)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.82
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$84	$262	$455	$1,014
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal period, the fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to
Schwab Target 2055 Fund37

time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target date. The fund’s asset allocation as of January 12, 2015 was approximately 95.0% equity securities, 3.0% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs) and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap
38Schwab Target 2055 Fund

stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s large-, mid- or small-cap holdings could reduce performance.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best quarter: 3.99% Q2 2014
Schwab Target 2055 Fund39

Worst quarter: (2.19%) Q3 2014
Average annual total returns (%) as of 12/31/14
	1 year	Since Inception (1/23/13)
Before taxes	6.65%	14.98%
After taxes on distributions	5.52%	14.05%
After taxes on distributions and sale of shares	4.27%	11.35%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	12.47%	20.22%
Barclays U.S. Aggregate Bond Index	5.97%	2.04%
Target 2055 Composite Index[1]	7.76%	15.18%
[1]	The Target 2055 Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. The current composite is derived using the following portion allocations: 54.1% S&P 500 Index, 13.5% Russell 2000 Index, 19.0% MSCI EAFE Index (Net), 1.7% Barclays U.S. Aggregate Bond Index, 4.8% FTSE EPRA/NAREIT Global Index (Net), 0.4% Barclays U.S. Intermediate Aggregate Bond Index, 3.6% MSCI Emerging Markets Index (Net), 0.2% Barclays U.S. TIPS Index, 0.3% Citigroup Non-U.S. Dollar World Government Bond Index, 0.4% Barclays U.S. Government/Credit Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since inception.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
40Schwab Target 2055 Fund

About the funds
The Schwab Target Funds (the funds) share the same investment approach: each seeks to achieve its objective by investing in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third party mutual funds (the underlying funds). The underlying funds invest in equity and fixed income investments and will be used by the funds to meet their target asset allocations and investment styles. The funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the funds invest in other mutual funds, each fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.
Each fund is designed for an investor who anticipates retiring at or about the specific retirement date (target date) included in its name and plans to withdraw the value of the investor’s account in the fund gradually after retirement. These funds gradually decrease their equity holdings and increase fixed income holdings as the target date approaches and beyond, becoming more conservative over time. This rebalancing over time is often referred to as the glide path of the fund. The glide path is a pre-set investment schedule that reallocates risk based on an investor’s target date. Please see the fund’s glide path in the “Fund details” section.
Each fund is managed based on the target date included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in a fund would plan to retire and likely would stop making new investments in the fund. The target date included in a fund’s name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.
The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.
Investor profile
The funds are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor’s assets prior to, and continuing after, the investor’s retirement. The main component of the investment program is the funds’ ongoing reallocation of the investor’s assets among various asset classes, including equities, fixed income securities and cash and cash equivalents (including money market funds). In particular, the funds are designed for investors who are saving for retirement.
Who may want to invest in the funds?
The funds may be a suitable investment for investors
•seeking an investment whose asset allocation mix becomes more conservative over time
•seeking funds that combine the potential for capital appreciation and income
•seeking the convenience of funds that allocate their assets among both equity and fixed income investments
Who may not want to invest in the funds?
The funds may not be suitable for investors
•seeking to invest for a short period of time
•uncomfortable with fluctuations in the value of their investment
•seeking to use the funds for educational savings accounts
The funds are designed to be an integral part of an investor’s overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs and your sources of income all should be considered when you choose your overall retirement strategy.
About the funds41

Fund details
Investment objectives, strategies and risks
Schwab Target Funds
Ticker symbols:	Target 2010 Fund:	SWBRX	Target 2015 Fund:	SWGRX	Target 2020 Fund:	SWCRX
	Target 2025 Fund:	SWHRX	Target 2030 Fund:	SWDRX	Target 2035 Fund:	SWIRX
	Target 2040 Fund:	SWERX	Target 2045 Fund:	SWMRX	Target 2050 Fund:	SWNRX
	Target 2055 Fund:	SWORX
Investment objective
Each of the Schwab Target 2010, Schwab Target 2015, Schwab Target 2020, Schwab Target 2025, Schwab Target 2030, Schwab Target 2035, Schwab Target 2040, Schwab Target 2045, Schwab Target 2050 and Schwab Target 2055 Funds seeks to provide capital appreciation and income consistent with its current asset allocation.
There is no guarantee that a fund will achieve its investment objective.
Principal investment strategies of the funds
Each of the funds seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. Each fund may also invest in unaffiliated third party mutual funds (referred to herein as unaffiliated funds and, together with Schwab Funds and Laudus Funds, the underlying funds). Each fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. For each of the funds, the target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy, in accordance with a predetermined “glide path” illustrated below under the “Description of the Funds’ Asset Allocation Strategies” section. However, the adviser reserves the right to modify a fund’s target asset allocations from time to time should circumstances warrant a change. In general, each fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated target date, each fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, and 6% cash and cash equivalents (including money market funds). Each fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date at which time each fund’s asset allocation will remain fixed at approximately 25% equity securities, 66% fixed income securities, and 9% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of each fund’s target asset allocation, the adviser may adjust each fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, each fund will have exposure to one or more “style classes”. The style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust a fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, a fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed income securities, ETFs and cash and cash equivalents (including money market securities).
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.
Asset allocation and investment strategies
Each fund invests in a combination of underlying funds. Each fund’s target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and cash and cash equivalents (including money market securities). As set forth below, each fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.
The following chart shows each fund’s target asset allocation among the various asset classes for the calendar year beginning January 12, 2015.
42Fund details

Target Asset Allocation*
Asset Class	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Equity Securities	38.1%	40.0%	54.4%	65.0%	73.2%	80.0%	86.4%
Fixed-Income Securities	55.4%	53.8%	41.2%	31.7%	24.1%	17.6%	11.5%
Cash and Cash Equivalents (Including Money Market Funds)	6.5%	6.2%	4.4%	3.3%	2.7%	2.4%	2.1%
Target Asset Allocation*
Asset Class	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund
Equity Securities	90.0%	92.5%	95.0%
Fixed-Income Securities	8.0%	5.5%	3.0%
Cash and Cash Equivalents (Including Money Market Funds)	2.0%	2.0%	2.0%
*	Market appreciation or depreciation may cause the funds’ actual asset allocation to vary temporarily from the funds’ target asset allocation.
As shown above, the portfolios of the funds with an earlier target retirement date are more heavily allocated to fixed income securities and money market funds; therefore these funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities.
The target asset allocations of the funds have been developed with two general rules of investing in mind:
•Higher investment returns are generally accompanied by a higher risk of losing money. Put another way, the greater an investment’s potential return, the greater its potential loss. For example, equity securities generally provide long-term returns that are superior to fixed income securities, although their returns have tended to be more volatile in the short-term.
•Because their investments have more time to recover from losses, investors with longer time horizons generally have a higher risk tolerance.
For these reasons, the target asset allocations of the funds are expected to vary over time as your investment horizon changes.
Over time, the target allocation to asset classes will change according to a predetermined “glide path,” as illustrated in the following graph. As the glide path shows, each fund’s asset mix becomes more conservative as time elapses — both prior to and after the target retirement date. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. The funds’ actual asset allocations may differ from the allocations shown in the illustration. Once a fund reaches its most conservative planned allocation, approximately 20 years after its target date, its allocation to equity securities will remain fixed at approximately 25% in equity securities, 66% in fixed income securities and 9% in cash and cash equivalents (including money market securities). The adviser reserves the right to modify the glide path from time to time should circumstances warrant.
Fund details43

Target Glide Path
Differences in the performance of underlying funds and the size and frequency of purchase and redemption orders may affect the fund’s actual allocations.
Principal risks of investing in the funds
The funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the funds’ asset allocation strategies. In general, a fund with a later target date is expected to be more volatile than a fund with an earlier target date.
For more information on the principal risks of investing in the funds please see the Fund Summary sections and the section “Principal Risks of the Underlying Funds” in this prospectus.
44Fund details

Risk spectrum
Each fund has a different level of risk and the amount of risk is relative to the time horizon included in its name. Funds with earlier target retirement dates will tend to be less risky and have lower expected returns than the funds with later target retirement dates. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each fund.
Portfolio holdings
The portfolios may make various types of portfolio securities information available to shareholders. The portfolios will post a detailed list of the securities held by each portfolio at www.csimfunds.com/SchwabFunds_Prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The portfolios also post in the portfolio summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the portfolios post top ten holdings information on the portfolio fact sheets, available 20-45 days after the end of the calendar quarter. The portfolios may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the portfolio. Further information regarding the portfolios' policy and procedures on the disclosure of portfolio holdings is available in the Statement of Additional Information (SAI). In addition, shareholders can learn more about the availability of portfolio holdings information by calling the portfolios at 1-800-824-5615.
Fund details45

Financial highlights
This section provides further details about each fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the funds' annual reports (see back cover).
Schwab Target 2010 Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	11.91	11.10	10.56	10.34	9.46
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.21	0.22	0.23	0.23
Net realized and unrealized gains (losses)	0.52	0.85	0.57	0.24	0.89
Total from investment operations	0.71	1.06	0.79	0.47	1.12
Less distributions:
Distributions from net investment income	(0.20)	(0.25)	(0.25)	(0.25)	(0.24)
Net asset value at end of period	12.42	11.91	11.10	10.56	10.34
Total return (%)	6.08	9.74	7.63	4.63 [1]	11.99
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[2]	–	–	–	–	0.00 [3]
Gross operating expenses[2]	0.17	0.18	0.18	0.14	0.16
Net investment income (loss)	1.53	1.77	1.95	2.11	2.21
Portfolio turnover rate	29	26	13	11	24
Net assets, end of period ($ x 1,000,000)	64	61	60	64	73
[1]	Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
[2]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
46Financial highlights

Schwab Target 2015 Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	12.22	11.13	10.48	10.16	9.09
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.20	0.20	0.19	0.16
Net realized and unrealized gains (losses)	0.60	1.12	0.66	0.32	1.06
Total from investment operations	0.79	1.32	0.86	0.51	1.22
Less distributions:
Distributions from net investment income	(0.20)	(0.23)	(0.21)	(0.19)	(0.15)
Net asset value at end of period	12.81	12.22	11.13	10.48	10.16
Total return (%)	6.56	12.06	8.41	5.10	13.55
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	–	–	–	–	0.00 [2]
Gross operating expenses[1]	0.11	0.14	0.19	0.22	0.39
Net investment income (loss)	1.52	1.72	1.85	1.94	1.91
Portfolio turnover rate	32	16	13	16	13
Net assets, end of period ($ x 1,000,000)	111	94	70	53	37
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
Financial Highlights 47

Schwab Target 2020 Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	13.52	11.94	11.13	10.80	9.63
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.22	0.22	0.20
Net realized and unrealized gains (losses)	0.82	1.62	0.82	0.34	1.18
Total from investment operations	1.03	1.84	1.04	0.56	1.38
Less distributions:
Distributions from net investment income	(0.23)	(0.26)	(0.23)	(0.23)	(0.21)
Net asset value at end of period	14.32	13.52	11.94	11.13	10.80
Total return (%)	7.71	15.72	9.52	5.18	14.47
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	–	–	–	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.04	0.05	0.06	0.06	0.07
Net investment income (loss)	1.48	1.71	1.89	1.92	2.01
Portfolio turnover rate	26	14	13	15	15
Net assets, end of period ($ x 1,000,000)	499	415	306	273	240
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
48Financial Highlights

Schwab Target 2025 Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	13.63	11.73	10.84	10.46	9.21
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.21	0.19	0.19	0.16
Net realized and unrealized gains (losses)	0.93	1.93	0.89	0.38	1.24
Total from investment operations	1.14	2.14	1.08	0.57	1.40
Less distributions:
Distributions from net investment income	(0.23)	(0.24)	(0.19)	(0.19)	(0.15)
Net asset value at end of period	14.54	13.63	11.73	10.84	10.46
Total return (%)	8.44	18.54	10.14	5.44	15.34
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	–	–	0.00 [2]	–	0.00 [2]
Gross operating expenses[1]	0.06	0.08	0.10	0.14	0.24
Net investment income (loss)	1.39	1.57	1.73	1.66	1.62
Portfolio turnover rate	27	10	13	9	13
Net assets, end of period ($ x 1,000,000)	344	251	141	104	63
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
Financial Highlights 49

Schwab Target 2030 Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	14.70	12.42	11.43	11.05	9.69
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.19	0.19	0.17
Net realized and unrealized gains (losses)	1.10	2.31	0.99	0.38	1.36
Total from investment operations	1.32	2.53	1.18	0.57	1.53
Less distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.19)	(0.19)	(0.17)
Net asset value at end of period	15.77	14.70	12.42	11.43	11.05
Total return (%)	9.11	20.73	10.52	5.20	15.97
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	–	–	–	–	0.00 [2]
Gross operating expenses[1]	0.03	0.04	0.05	0.05	0.08
Net investment income (loss)	1.38	1.59	1.62	1.60	1.64
Portfolio turnover rate	26	10	12	8	14
Net assets, end of period ($ x 1,000,000)	727	621	444	372	296
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
50Financial Highlights

Schwab Target 2035 Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	14.12	11.69	10.70	10.32	9.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.20	0.16	0.16	0.13
Net realized and unrealized gains (losses)	1.15	2.45	0.99	0.38	1.33
Total from investment operations	1.35	2.65	1.15	0.54	1.46
Less distributions:
Distributions from net investment income	(0.24)	(0.22)	(0.16)	(0.16)	(0.14)
Net asset value at end of period	15.23	14.12	11.69	10.70	10.32
Total return (%)	9.62	23.02	10.89	5.27	16.29
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	–	–	–	–	0.00 [2]
Gross operating expenses[1]	0.07	0.09	0.13	0.17	0.30
Net investment income (loss)	1.28	1.42	1.45	1.41	1.38
Portfolio turnover rate	24	5	11	4	14
Net assets, end of period ($ x 1,000,000)	282	204	111	77	49
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
Financial Highlights 51

Schwab Target 2040 Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	15.49	12.67	11.55	11.16	9.71
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.17	0.17	0.15
Net realized and unrealized gains (losses)	1.33	2.84	1.12	0.40	1.46
Total from investment operations	1.54	3.06	1.29	0.57	1.61
Less distributions:
Distributions from net investment income	(0.26)	(0.24)	(0.17)	(0.18)	(0.16)
Net asset value at end of period	16.77	15.49	12.67	11.55	11.16
Total return (%)	10.07	24.55	11.33	5.08	16.71
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	–	–	–	–	0.00 [2]
Gross operating expenses[1]	0.04	0.04	0.06	0.06	0.10
Net investment income (loss)	1.26	1.47	1.42	1.42	1.44
Portfolio turnover rate	23	6	12	3	15
Net assets, end of period ($ x 1,000,000)	768	639	435	342	259
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
52Financial Highlights

Schwab Target 2045 Fund
	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data ($)
Net asset value at beginning of period	11.66	10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.02
Net realized and unrealized gains (losses)	1.03	1.64
Total from investment operations	1.19	1.66
Less distributions:
Distributions from net investment income	(0.18)	–
Net asset value at end of period	12.67	11.66
Total return (%)	10.30	16.60 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[3]	–	0.00 [4,5]
Gross operating expenses[3]	0.32	1.08 [4]
Net investment income (loss)	1.03	0.46 [4]
Portfolio turnover rate	23	39 [2]
Net assets, end of period ($ x 1,000,000)	41	18
[1]	Commencement of operations.
[2]	Not annualized.
[3]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[4]	Annualized.
[5]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.
Financial Highlights 53

Schwab Target 2050 Fund
	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data ($)
Net asset value at beginning of period	11.72	10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.02
Net realized and unrealized gains (losses)	1.04	1.70
Total from investment operations	1.21	1.72
Less distributions:
Distributions from net investment income	(0.18)	–
Net asset value at end of period	12.75	11.72
Total return (%)	10.43	17.20 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[3]	–	0.00 [4,5]
Gross operating expenses[3]	0.39	1.37 [4]
Net investment income (loss)	0.99	0.40 [4]
Portfolio turnover rate	23	40 [2]
Net assets, end of period ($ x 1,000,000)	33	14
[1]	Commencement of operations.
[2]	Not annualized.
[3]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[4]	Annualized.
[5]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.
54Financial Highlights

Schwab Target 2055 Fund
	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data ($)
Net asset value at beginning of period	11.74	10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.02
Net realized and unrealized gains (losses)	1.07	1.72
Total from investment operations	1.23	1.74
Less distributions:
Distributions from net investment income	(0.18)	–
Net asset value at end of period	12.79	11.74
Total return (%)	10.59	17.40 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[3]	–	0.00 [4,5]
Gross operating expenses[3]	0.68	2.78 [4]
Net investment income (loss)	0.94	0.34 [4]
Portfolio turnover rate	29	12 [2]
Net assets, end of period ($ x 1,000,000)	18	7
[1]	Commencement of operations.
[2]	Not annualized.
[3]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[4]	Annualized.
[5]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.
Financial Highlights 55

The funds’ investments in underlying funds
The following table shows which underlying funds may be used within each asset class and style class and each fund’s approximate asset allocation to each underlying fund as of January 12, 2015. Each fund’s allocation to a specified asset class, style class and underlying fund will change over time. Included in the current universe of underlying funds are three unaffiliated funds: two within the domestic large-cap equity style class and one within the fixed income asset category. Similar to the Schwab Funds and Laudus Funds that serve as underlying funds, the investment objectives and principal investment strategies of these unaffiliated funds are described in the “Description of underlying funds” section of the prospectus under the sub-headings “Unaffiliated Large-Cap Value Fund I,” “Unaffiliated Large-Cap Value Fund II,” and “Unaffiliated Fixed Income Fund II,” respectively.
The adviser may exclude one or more underlying funds from a fund’s asset allocation strategy at any given time. For additional details regarding how the adviser determines the funds’ underlying fund and style class allocations, please refer back to the “Principal Investment Strategies” section in the Fund Summary sections and the section “Fund details: Investment objectives, strategies and risks” in this prospectus. The adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.
The allocations may not add to 100% due to rounding.
Asset Class, Style Class and Underlying Funds	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Equity Funds
Large Cap
Schwab Core Equity Fund	7.06%	7.36%	9.55%	11.08%	12.19%	13.08%	13.88%
Schwab S&P 500 Index Fund	5.77%	6.03%	7.81%	9.06%	9.97%	10.70%	11.35%
Schwab Dividend Equity Fund	3.21%	3.35%	4.34%	5.03%	5.54%	5.95%	6.31%
Laudus U.S. Large Cap Growth Fund	6.42%	6.69%	8.68%	10.07%	11.08%	11.89%	12.62%
Unaffiliated Large-Cap Value Fund I	2.57%	2.68%	3.47%	4.03%	4.43%	4.76%	5.05%
Unaffiliated Large-Cap Value Fund II	0.64%	0.67%	0.87%	1.01%	1.11%	1.19%	1.26%
Small Cap
Schwab Small-Cap Equity Fund	2.17%	2.37%	3.70%	4.85%	5.83%	6.70%	7.57%
Laudus Small-Cap MarketMasters Fund	1.17%	1.28%	1.99%	2.61%	3.14%	3.61%	4.08%
Global Real Estate
Schwab Global Real Estate Fund	1.90%	2.00%	2.72%	3.25%	3.66%	4.00%	4.32%
International
Laudus International MarketMasters Fund	4.31%	4.54%	6.50%	7.80%	8.80%	9.62%	10.39%
Laudus Mondrian Emerging Markets Fund	0.00%	0.00%	0.47%	1.00%	1.54%	2.08%	2.66%
Schwab International Core Equity Fund	2.88%	3.03%	4.34%	5.20%	5.86%	6.42%	6.93%
TOTAL EQUITY	38.09%	40.00%	54.44%	65.00%	73.15%	80.00%	86.41%
Fixed Income Funds
Intermediate-Term Bond
Schwab Total Bond Market Fund	27.63%	26.83%	22.42%	18.02%	13.81%	9.92%	6.33%
Schwab Intermediate-Term Bond Fund	3.51%	3.56%	3.57%	3.20%	2.69%	2.13%	1.48%
Unaffiliated Fixed Income Fund II	2.19%	2.35%	3.56%	3.93%	3.72%	3.14%	2.31%
Short-Term Bond
Schwab Short-Term Bond Market Fund	14.61%	13.67%	7.57%	4.24%	2.33%	1.16%	0.43%
Inflation-Protected Bond
Schwab Treasury Inflation Protected Securities Index Fund	6.19%	6.00%	2.32%	0.53%	0.00%	0.00%	0.00%
International Bond
Laudus Mondrian International Government Fixed Income fund	1.25%	1.35%	1.77%	1.77%	1.58%	1.29%	0.92%
TOTAL FIXED INCOME	55.38%	53.76%	41.21%	31.68%	24.13%	17.64%	11.46%
Cash and cash equivalents (including money market funds)
Schwab Value Advantage Money Fund/cash equivalents	6.53%	6.24%	4.35%	3.32%	2.72%	2.36%	2.13%
56The funds’ investments in underlying funds

Asset Class, Style Class and Underlying Funds	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund
Equity Funds
Large-Cap
Schwab Core Equity Fund	14.31%	14.60%	14.89%
Schwab S&P 500 Index Fund	11.71%	11.95%	12.18%
Schwab Dividend Equity Fund	6.50%	6.64%	6.77%
Laudus U.S. Large Cap Growth Fund	13.01%	13.28%	13.54%
Unaffiliated Large-Cap Value Fund I	5.20%	5.31%	5.42%
Unaffiliated Large-Cap Value Fund II	1.30%	1.33%	1.35%
Small-Cap
Schwab Small-Cap Equity Fund	8.07%	8.43%	8.80%
Laudus Small-Cap MarketMasters Fund	4.35%	4.54%	4.74%
Global Real Estate
Schwab Global Real Estate Fund	4.50%	4.62%	4.75%
International
Laudus International MarketMasters Fund	10.81%	11.11%	11.40%
Laudus Mondrian Emerging Markets Fund	3.02%	3.29%	3.56%
Schwab International Core Equity Fund	7.21%	7.41%	7.60%
TOTAL EQUITY	90.00%	92.50%	95.00%
Fixed-Income Funds
Intermediate-Term Bond
Schwab Total Bond Market Fund	4.34%	2.97%	1.61%
Schwab Intermediate-Term Bond Fund	1.06%	0.75%	0.42%
Unaffiliated Fixed Income Fund II	1.71%	1.23%	0.70%
Short-Term bond
Schwab Short-Term Bond Market Fund	0.17%	0.06%	0.00%
Inflation-Protected bond
Schwab Treasury Inflation Protected Securities Index Fund	0.00%	0.00%	0.00%
International Bond
Laudus Mondrian International Government Fixed Income Fund	0.67%	0.48%	0.27%
TOTAL FIXED INCOME	7.95%	5.48%	3.00%
Cash and cash equivalents (including money market funds)
Schwab Value Advantage Money Fund/cash equivalents	2.05%	2.02%	2.00%
The funds’ investments in underlying funds57

Description of underlying funds
The funds invest primarily in the underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of these underlying funds. The following chart provides a brief description of the investment objective and principal investment strategies of the funds’ current underlying funds. Additional information about the underlying funds is provided in each underlying fund’s prospectus.
Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds—Domestic Large-Cap
Schwab Core Equity Fund	Seeks long-term capital growth. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.
Schwab S&P 500 Index Fund	Seeks to track the total return of the S&P 500® Index. Under normal circumstances, the fund will invest at least 80% of its net assets in stocks that are included in the S&P 500® Index.
Schwab Dividend Equity Fund	Seeks current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in dividend paying common and preferred stock. The fund invests in securities of U.S. companies that tend to be either large- or mid-cap companies.
Laudus U.S. Large Cap Growth Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies. When selecting securities for the fund, the subadviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum. The fund exhibits a “growth” style of investing.
Unaffiliated Large-Cap Value Fund I	Seeks capital appreciation, with a secondary goal of current income. The fund invests primarily in equity securities of large capitalization companies. Under normal circumstances, the fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase. The fund will invest mostly in companies the portfolio managers believe are “value” companies. The portfolio managers seek companies that they believe are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that it believes have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.
Unaffiliated Large-Cap Value Fund II	Seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. The Fund invests primarily in a diversified portfolio of common stocks. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, including depositary receipts evidencing ownership of common stocks. The Fund may also purchase other types of securities, for example, preferred stocks, and debt securities which are convertible into common stock. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500. In selecting investments, the Fund invests primarily in companies that, in the adviser’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market.
58The funds’ investments in underlying funds

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds—Domestic Small-Cap
Schwab Small-Cap Equity Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. Small-cap equity securities generally are securities with market capitalizations within the universe of the Russell 2000® Index at the time of purchase by the fund. The market capitalization range of the Russell 2000® Index was $169 million to $4,054 million, as of May 31, 2014 (the most recent index reconstitution date), and will change as market conditions change. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the Russell 2000 Index.
Laudus Small-Cap MarketMasters Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.
Equity Funds—Global Real Estate
Schwab Global Real Estate Fund	Seeks capital growth and income consistent with prudent investment management. The fund invests, under normal circumstances, at least 80% of its net assets in securities of real estate companies and companies related to the real estate industry. The fund may invest a significant portion of its total assets in real estate investment trusts (REITs) and other similar REIT-like structures. The fund does not invest directly in real estate.
Equity Funds—International
Laudus International MarketMasters Fund	Seeks long-term capital appreciation. The fund normally invests a substantial amount of its assets in equity securities of companies outside the United States and typically focuses on developed markets, but may invest in companies from emerging markets as well. The fund invests in companies across all market capitalization ranges.
Laudus Mondrian Emerging Markets Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of emerging markets issuers. The fund generally invests in large capitalization equity securities of emerging market companies that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser. The fund considers an “emerging country” to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index. Although this is not an exclusive list, the subadviser considers an emerging country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50%ormore of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. Companies with large market capitalizations generally are those with market capitalizations of $3.5 billion or more at the time of purchase. Typically the fund will invest in securities of approximately 35-45 companies.
The funds’ investments in underlying funds59

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Schwab International Core Equity Fund	Seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in the stocks of publicly traded companies located in developed countries excluding the United States. The fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Though the Fund invests primarily in securities issued by companies located in developed countries, it may also invest in securities issued by companies located in emerging markets. The Fund considers any country that is not a developed country to be an emerging market country. The fund typically invests a majority of its assets in the stocks of large-cap and mid-cap companies, but may invest a portion of its assets in small-cap companies. In addition, the portfolio managers seek to allocate the Fund’s investments across different countries and geographic regions in an effort to manage the economic and sociopolitical risks associated with investing in a single country or limited number of countries. The Fund seeks to assemble a portfolio with long-term performance that will exceed that of the MSCI EAFE Index.
Fixed Income Funds—Intermediate-term bond
Schwab Total Bond Market Fund	Seeks high current income by tracking the performance of the Barclays U.S. Aggregate Bond Index (“Barclays Index”). The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund primarily invests in investment grade instruments. The fund may invest in fixed-, variable- or floating rate debt instruments. The fund also may invest in debt instruments of domestic and foreign issuers, including mortgage-backed or asset-backed securities.
Schwab Intermediate-Term Bond Fund	The fund seeks total return. The fund, under normal circumstance, invests at least 80% of its net assets (net assets plus any borrowings for investment purposes) in debt instruments. The fund invests primarily in fixed income instruments issued by the U.S. government, its agencies or instrumentalities, and U.S. companies and entities. The fund may also invest in U.S. dollar denominated fixed income instruments issued by non-U.S. and emerging market governments, governmental agencies, companies and entities and supranational entities. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is expected to be between three years and ten years. The fund may invest in fixed-, variable- or floating-rate bonds of any kind, including, government and agency bonds, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, hybrid securities, and preferred securities. The fund invests at least 75% of its net assets in investment grade bonds as rated by independent rating agencies, or if unrated, determined by the investment adviser to be of comparable quality. The fund may also invest up to 10% of its net assets in bonds rated below investment grade (sometimes called junk bonds) or their unrated equivalents as determined by the investment adviser. The fund may invest in bonds having ultra-short, short-, intermediate- and long-term maturities.
Unaffiliated Fixed Income Fund II	Seeks high total investment return through a combination of current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in investment-grade fixed-income securities. The fund may invest up to 10% of its assets in below investment-grade fixed-income securities and may invest in fixed-income securities of any maturity. The fund may also invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The fund may also invest in obligations of supranational entities without limit (e.g., the World Bank), corporate securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations and other asset-backed securities, when-issued securities, convertible securities, Rule 144A securities and structured notes. The fund may also engage in foreign currency hedging transactions and swap transactions (including credit default swaps) for hedging or investment purposes.
60The funds’ investments in underlying funds

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Fixed Income Funds—Short-term bond
Schwab Short-Term Bond Market Fund	Seeks high current income by tracking the performance of the Barclays U.S. Government/Credit 1-5 Years Index. The fund primarily invests in a diversified portfolio of investment grade debt instruments of varying maturities and is designed to track the performance of the Barclays U.S. Government/Credit 1-5 Years Index. The fund is not required to invest any percentage of its assets in the securities represented in the index. The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.
Fixed Income Funds—Inflation-protected bond
Schwab Treasury Inflation Protected Securities Index Fund	Seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. The Index includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. Under normal circumstances, the fund will invest at least 90% of its net assets in securities included in the Index. The fund will generally give the same weight to a given security as the Index does.
Fixed Income Funds—International bond
Laudus Mondrian International Government Fixed Income Fund	The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The fund is an international fund that invests primarily in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. As such, it may invest primarily in securities issued in any currency and may hold foreign currency. Under normal circumstances, the fund intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the euro. The fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions and companies. They will generally be rated, at the time of investment, BBB or better by S&P or Moody’s or, if unrated, are deemed to be of comparable quality by the subadviser. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in fixed income securities issued by governments, government agencies or instrumentalities including government-sponsored entities and supra-national entities.
Money Market Funds
Schwab Value Advantage Money Fund	Seeks highest current income consistent with stability of capital and liquidity. Invests in high-quality, U.S. dollar-denominated money market securities. The fund seeks to maintain a stable $1 share price.
The funds’ investments in underlying funds61

Principal risks of the underlying funds
The value of your investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes. As indicated in the following table, certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. The degree to which the risks described below apply to a particular fund varies according to its allocation among underlying funds.
	Schwab Core Equity Fund	Schwab S&P 500 Index Fund	Schwab Dividend Equity Fund	Laudus U.S. Large Cap Growth Fund	Unaffiliated Large-Cap Value Fund I	Unaffiliated Large-Cap Value Fund II	Schwab Small- Cap Equity Fund	Schwab Global Real Estate Fund	Laudus Small-Cap Market Masters Fund	Laudus International Market Masters Fund
Investment risk	X	X	X	X	X	X	X	X	X	X
Market risk	X	X	X	X	X	X	X	X	X	X
Market segment risk	X	X	X	X	X	X	X	X	X	X
Management risk	X	X	X	X	X	X	X	X	X	X
Equity risk	X	X	X	X	X	X	X	X	X	X
Large- and mid-cap risk	X	X	X	X	X	X				X
Small-cap risk							X	X	X	X
Exchange-traded funds risk	X		X				X	X
Convertible securities risk			X					X
“Growth” investing risk				X
“Value” investing risk					X	X
Interest rate risk								X
Credit risk								X
Prepayment and extension risk								X
U.S. Government securities risk
Inflation-protected securities risk
Money market fund risk
Foreign securities risk				X	X	X		X		X
Emerging markets risk								X		X
Currency risk				X	X	X		X		X
Real estate investment risk								X
Real estate investment trusts (REITs) risk	X		X				X	X
Short sales risk								X
Derivatives risk	X	X	X	X			X	X	X	X
Leverage risk				X				X
Non-diversification risk
Securities lending risk	X	X	X	X			X	X
Tracking error risk		X
Investment style risk		X	X		X	X			X	X
Portfolio turnover risk	X		X	X			X	X	X	X
Multi-manager risk									X	X
Liquidity risk	X	X	X	X	X	X	X	X	X	X
62The funds’ investments in underlying funds

	Laudus Mondrian Emerging Markets Fund	Schwab International Core Fund	Schwab Total Bond Market Fund	Schwab Short-Term Bond Market Fund	Schwab Treasury Inflation Protected Securities Fund	Schwab Intermediate- Term Bond Fund	Laudus Mondrian International Government Fixed Income Fund	Unaffiliated Fixed Income Fund II	Schwab Value Advantage Money Fund
Investment risk	X	X	X	X	X	X	X	X	X
Market risk	X	X	X	X	X	X	X	X	X
Market segment risk	X		X	X	X	X	X	X	X
Management risk	X	X	X	X	X	X	X	X	X
Equity risk	X	X						X
Large- and mid-cap risk	X	X
Small-cap risk		X
Exchange-traded funds risk	X	X
Convertible securities risk
“Growth” investing risk
“Value” investing risk
Interest rate risk			X	X	X	X	X	X	X
Credit risk			X	X	X	X	X	X	X
Prepayment and extension risk			X			X	X	X
U.S. Government securities risk							X	X	X
Inflation-protected securities risk					X
Mortgage dollar-rolls risk			X			X		X
Money market fund risk									X
Foreign securities risk	X	X	X	X		X	X	X	X
Emerging markets risk	X	X				X	X	X
Currency risk	X	X					X	X
Real estate investment risk
Real estate investment trusts (REITs) risk		X
Short sales risk
Derivatives risk	X	X	X	X	X	X	X	X
Leverage risk	X		X	X	X	X	X	X
Non-diversification risk							X
Securities lending risk	X	X	X	X			X	X
Tracking error risk			X	X	X
Investment style risk			X	X	X
Portfolio turnover risk	X		X	X	X	X	X	X
Multi-manager risk
Liquidity risk	X	X	X	X	X	X	X	X	X
High yield risk						X		X
Repurchase agreement risk									X
•Investment risk. An investment in the underlying funds is not a bank deposit. The funds’ investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Market risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the funds’ investments in the underlying funds will fluctuate, which means that the funds could lose money on their investment.
•Market segment risk. The underlying funds invest their assets in accordance with their own distinct investment objectives. As a result, the performance of an underlying fund will correlate directly with the performance of the particular segment of the stock or bond market that the fund invests in (e.g., large-cap securities, small-cap securities, foreign securities, fixed income securities or dividend-paying common stocks). This may cause the underlying fund to underperform funds that do not similarly restrict their investments to a particular market segment.
•Management risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to
The funds’ investments in underlying funds63

the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause these underlying funds to underperform other funds with a similar investment objective.
•Equity risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.
•Large- and mid-cap risk. An underlying fund’s investments in large- and mid-cap companies will reflect the risks associated with the large-cap and mid-cap segments of the stock market. Both large-cap and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the performance of an underlying fund that focuses its investments in large- and mid-cap securities will lag these investments.
•Small-cap risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the performance of an underlying fund that focuses its investments in small-cap securities will lag these investments.
•Exchange-traded funds (ETFs) risk. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.
•Convertible securities risk. Certain of the underlying funds may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
•Growth investing risk. Certain of the underlying funds pursue a “growth style” of investing. Growth investing focuses on a company’s prospects for growth of revenue and earnings. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks. Since growth companies usually invest a high portion of earnings in their business, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•Value investing risk. Certain of the underlying funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If an underlying fund’s investment adviser’s (or sub-adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the underlying fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.
64The funds’ investments in underlying funds

•Interest rate risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates may rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s price: a rise in interest rates could cause the fund’s share price to fall. The risk is greater when an underlying fund holds fixed income securities with longer maturities. An underlying fund may also lose money if interest rates rise. The longer an underlying fund's portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, an underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Because interest rates in the United States and other countries are at, or near, historically low levels a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for the underlying fund to sell its fixed income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of an underlying fund’s fixed income securities holdings.
•Credit risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
•Prepayment and extension risk. An underlying fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
•U.S. government securities risk. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers such as the Federal Home Loan Banks (FHLB) maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the underlying fund itself. On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
•Inflation-protected securities risk. Certain of the underlying funds may invest in inflation-protected securities. The value of inflation-protected securities generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.
•Mortgage dollar rolls risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
•Money market fund risk. In addition to the risks discussed under “Investment Risk” above, an investment by the funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer
The funds’ investments in underlying funds65

capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
•Foreign securities risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, an underlying fund's investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of an underlying fund's investments, and could impair an underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of an underlying fund that focuses its investments in foreign securities will lag these investments. To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes an underlying fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.
•Emerging markets risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•Currency risk. As a result of certain underlying funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, these underlying funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an underlying fund’s investment would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by United States or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an underlying fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
•Real estate investment risk. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and a fund’s investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by a fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
•Real estate investment trusts (REITs) risk. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity
66The funds’ investments in underlying funds

REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses.
•Short sales risk. Certain underlying funds may engage in short sales, which are transactions in which the underlying fund sells a security it does not own. To complete a short sale, the underlying fund must borrow the security to deliver to the buyer. The underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund and the underlying fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security.
•Derivatives risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•Leverage risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. In a reverse repurchase agreement, the underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
•Non-diversification risk. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.
•Securities lending risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An underlying fund will also bear the risk of any decline in value of securities acquired with cash collateral. An underlying fund may pay lending fees to a party arranging the loan.
•Tracking error risk. Certain underlying funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of an underlying fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, an underlying fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. An underlying fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition,
The funds’ investments in underlying funds67

cash flows into and out of an underlying fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
•Investment style risk. An underlying fund’s investment style may impact the performance of the fund. For example, an underlying fund may invest in accordance with an indexing investment style, causing the underlying fund to follow the performance of an index during upturns as well as downturns. In addition, an underlying fund may have an investment style that favors certain types of investments over others. As a result, such an underlying fund may underperform funds that do not limit their investments to the particular type of investment.
•Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
•Multi-manager risk. Certain of the underlying funds utilize a multi-manager approach to investing. Although the investment adviser monitors and seeks to coordinate the overall management of these underlying funds, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the exposure of these underlying funds to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the underlying funds had a single manager.
•Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities – an indication of the ability of dealers to engage in “market making” – are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. An underlying fund’s investments in illiquid securities may reduce the returns of the underlying fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of an underlying fund to meet redemption requests within the required time period. In order to meet such redemption requests, an underlying fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of an underlying fund.
•High yield risk. Underlying funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than underlying funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an underlying fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in an underlying fund that invests in such securities should be considered speculative.
68The funds’ investments in underlying funds

Fund management
The investment adviser for the funds is Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and, as of 12/31/14, managed approximately $267 billion in assets.
As the investment adviser, the firm oversees the asset management and administration of the funds. The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the Schwab funds and Laudus funds that serve as underlying funds.
A discussion regarding the basis for the Board of Trustees’ approval of each fund's investment advisory agreement is available in each fund's 2014 annual report, which covers the period from 11/1/13 through 10/31/14.
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team, and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each fund is available in the SAI.
Fund management69

Investing in the funds
In this section, you will find information on buying, selling and exchanging shares. You may invest in a fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund's transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with a fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of this prospectus. If you do not exercise one of these options within ninety days, the funds reserve the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•The funds may take up to seven days to pay sale proceeds.
•The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the funds
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from a fund’s transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of Schwab Funds as a result of a reorganization of a fund. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.
70Investing in the funds

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with a fund through the fund’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by a fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of a fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of a fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by a fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the funds.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:
•The funds may take up to seven days to pay sale proceeds.
•The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of a fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
Investing in the funds71

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds' transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.
The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds' transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.
Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing underlying fund investments, the funds use the NAVs reported by their underlying funds. In valuing other portfolio securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the funds’ Board of Trustees.
72Investing in the funds

Shareholders of a fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional policies affecting your investment
Minimum initial investment
$100
The minimum may be waived for certain retirement plans and plan participants, and for certain investment programs or in a fund’s sole discretion.
Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.
Cash	You receive payment for all dividends and capital gain distributions.
Each fund reserves certain rights, including the following:
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive the fund's investment minimums.
•To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.
Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables the funds to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
In order to discourage market timing, each fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.
Investing in the funds73

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds or their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the funds. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds.
The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the funds and in a pattern of activity that potentially could be detrimental to the funds. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds' securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effect of fair value pricing.
Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each fund treats shares that have been held the longest as being redeemed first. Each fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund and its long-term shareholders. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.
74Investing in the funds

Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. A fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, a fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.
The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the funds or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of a fund's overall obligation to deter money laundering under Federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Distributions and taxes
Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.csimfunds.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially
Investing in the funds75

identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Shareholders in a fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012 when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior January 1, 2012 and sold thereafter.
The funds may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI.
Furthermore, each fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S. - owned foreign investment accounts. Shareholders may be requested to provide additional information to a fund to enable the fund to determine whether withholding is required.
76Investing in the funds

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit the Schwab Funds’ web site at www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Number
Schwab Target 2010 Fund	811-7704
Schwab Target 2015 Fund	811-7704
Schwab Target 2020 Fund	811-7704
Schwab Target 2025 Fund	811-7704
Schwab Target 2030 Fund	811-7704
Schwab Target 2035 Fund	811-7704
Schwab Target 2040 Fund	811-7704
Schwab Target 2045 Fund	811-7704
Schwab Target 2050 Fund	811-7704
Schwab Target 2055 Fund	811-7704
REG32636-14
Schwab Target Funds
Prospectus
February 27, 2015

Schwab Balanced Fund™ SWOBX
Prospectus
February 27, 2015
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Balanced Fund™

Schwab Balanced Fund™
Ticker Symbol:	SWOBX
Investment objective
The fund seeks capital growth and income.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.09
Acquired fund fees and expenses (AFFE)[1]	0.62
Total annual fund operating expenses[1]	0.71
Less expense reduction	(0.09)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.62
[1]	The total fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the portfolio's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$63	$199	$346	$774
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds (the “underlying funds”) in accordance with its target portfolio allocation. The fund’s target allocation is intended to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). Each underlying fund invests its assets in a different segment of the equity or fixed income market in accordance with its own investment objectives and policies. Normally, the fund invests 55-65% of its assets in equity securities (including stocks and equity funds) and 35-45% in fixed income securities (including bonds and fixed income funds), and cash and cash equivalents (including money market funds). This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities. Under normal circumstances, the fund will invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.
Within the equity fund allocation, the portfolio manager typically allocates the fund’s investments among underlying large-cap and small-cap stock funds, but may also invest in international stock funds or other equity funds with an international component, including underlying funds with some exposure to emerging market securities.
Schwab Balanced Fund™1

Within the fixed income fund allocation, the portfolio manager allocates investments among underlying bond funds based on a number of factors including total return potential and the maturities and credit quality of their holdings.
The fund intends to invest in a combination of underlying funds; however, the fund may invest a portion of its assets directly in equity and fixed income securities, as well as other unaffiliated mutual funds or exchange traded funds (ETFs) to maintain its asset allocations. The underlying funds may invest in derivatives, principally futures contracts.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk
2Schwab Balanced Fund™

bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•Exchange Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund's investments, and could impair the underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions
•Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates—both increases and decreases—may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
•Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or ETFs, to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.
Schwab Balanced Fund™3

Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to those of two broad based indices and a composite index based on the fund's target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and, therefore, its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.
Annual total returns (%) as of 12/31
Best Quarter: 10.88% Q3 2009
Worst Quarter: (11.45%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 Year	5 Years	10 Years
Before Taxes	8.85%	10.39%	5.81%
After Taxes on Distributions	7.31%	9.66%	4.90%
After Taxes on Distributions and Sale of Shares	5.74%	8.04%	4.45%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Balanced Blended Index[1]	9.37%	10.96%	6.66%
[1]	The Balanced Blended Index is a custom blended index developed by Charles Schwab Investment Management, Inc. that effective August 1, 2013 is composed of 50% S&P 500® Index, 10% Russell 2000® Index, 25% Barclays U.S. Aggregate Bond Index, 12% Barclays U.S. Intermediate Aggregate Bond Index, and 3% Barclays U.S. Treasury Bills: 1-3 Months Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. The components that make up the composite may vary over time.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services,
Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Schwab Balanced Fund™

About the fund
This section provides additional details about the fund's investment objectives, strategies and risks described at the front of the prospectus. The fund seeks to achieve its investment objectives by primarily investing in other Schwab and/or Laudus Funds and to a lesser degree in unaffiliated third party mutual funds (the “underlying funds”). These underlying funds will include equity, fixed income and money market funds and will be used by the fund to meet its target allocations and investment style. Because the fund primarily invests in other funds rather than in individual stocks and bonds, the fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.
About the fund5

Fund details
Investment objective, strategies and risks
Investment objective
The fund seeks capital growth and income. There is no guarantee that the fund will achieve its investment objective.
Investment strategy
To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds (the “underlying funds”) in accordance with its target portfolio allocations. The fund’s target allocation is intended to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds).
The fund mainly invests in equity and fixed income funds, which the adviser chooses within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the adviser determines whether and how much to adjust the fund’s allocation.
Within the underlying equity fund allocation, the portfolio manager typically allocates the fund’s investments among large-cap and small-cap stock funds, but may also invest in international stock funds or other equity funds with an international component, including funds with some exposure to emerging market securities.
Within the underlying fixed income fund allocation, the portfolio manager allocates investments among bond funds based on a number of factors including total return potential and the maturities and credit quality of their holdings.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities and other unaffiliated mutual funds or ETFs to maintain its asset allocations. The underlying funds also may invest in derivatives, including futures contracts and short sales. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Asset allocation and investment strategies
Asset allocation is a strategy of investing specific percentages of the fund in various asset classes.
Normally, the fund invests 55-65% of its assets in equity securities (including stocks and equity funds) and 35-45% in fixed income securities (including bonds and fixed income funds), and cash or cash equivalents (including money market funds). This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities. Under normal circumstances, the fund will invest at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities.
Each underlying fund focuses on a different segment of the equity or fixed income market. The following are the fund’s current underlying funds and each underlying fund’s investment objective and strategy, listed according to their corresponding category in the fund’s asset allocation.
Objective/Strategy
Equity Funds
Schwab Core Equity Fund	Seeks long-term capital growth. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. companies. Through a portfolio optimization process, the fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.
Laudus Small-Cap MarketMasters Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.
6Fund details

Objective/Strategy
Laudus U.S. Large Cap Growth Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies. When selecting securities for the fund, the fund’s subadviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum. The fund exhibits a “growth” style of investing.
Fixed Income Funds
Schwab Total Bond Market Fund	Seeks high current income by tracking the performance of the Barclays U.S. Aggregate Bond Index (“Barclays Index”). The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund primarily invests in investment grade instruments. The fund may invest in fixed-, variable- or floating-rate debt instruments. The fund also may invest in debt instruments of domestic and foreign issuers, including mortgage-backed or asset-backed securities.
Schwab Intermediate–Term Bond Fund	Seeks total return. Under normal circumstances, the fund invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments. The fund invests primarily in fixed income instruments issued by the U.S. government, its agencies or instrumentalities, and U.S. companies and entities. The fund may also invest in U.S. dollar denominated fixed income instruments issued by non-U.S. and emerging market governments, governmental agencies, companies and entities and supranational entities. Under normal circumstances, the dollar- weighted average maturity of the fund’s portfolio is expected to be between three years and ten years.
Money Market Funds
Schwab Value Advantage Money Fund	Seeks highest current income consistent with stability of capital and liquidity. Invests in high-quality, U.S. dollar-denominated money market securities. The fund seeks to maintain a stable $1 share price.
Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Exchange Traded Funds (ETF) Risk. ETFs generally are investment companies whose shares are bought and sold on a securities exchange. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the EFT’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.
Underlying Fund Investment Risk. The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the
Fund details7

underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. An investment in the underlying funds is not a bank deposit. The fund’s investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization processes used by some underlying funds to assist in constructing the underlying fund’s portfolio does not assure successful investments. As a result, the underlying fund may have a lower return that if it were managed using another process or strategy.
•Equity Risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.
•Large- and Mid-Cap Risk. An underlying fund’s investments in large- and mid-cap companies will reflect the risks associated with the large-cap and mid-cap segments of the stock market. Both large-cap and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — an underlying fund’s performance also will lag those investments.
•Growth Investing Risk. Certain of the underlying funds pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates may rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The risk is greater when an underlying fund holds fixed income securities with longer maturities. An underlying fund may also lose money if interest rates rise. The longer an underlying fund's portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, an underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Because interest rates in the United States and other countries are at or near historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the
8Fund details

fixed income securities markets, making it more difficult for an underlying fund to sell its fixed income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of an underlying fund’s fixed income securities holdings. To the extent that the investment adviser (or sub-adviser) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and tend to react to changes in “real” interest rates.
•Credit Risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the underlying fund’s share price or yield to fall. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
•Prepayment and Extension Risk. An underlying fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
•Money Market Fund Risk. In addition to the risks discussed under “Investment Risk” above, an investment by the funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
•U.S. Government Securities Risk. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers such as the Federal Home Loan Banks (FHLB) maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund itself. On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
•Exchange Traded Funds (ETF) Risk. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.
•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. These risks may negatively impact the value or liquidity
Fund details9

of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent an underlying fund’s investments in a single country or a limited number of countries represent a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — an underlying fund’s performance also will lag those investments.
•Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries, and there is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•Currency Risk. As a result of certain underlying funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, these underlying funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an underlying fund’s investment would be adversely affected. Currency rates in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by United States or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
•Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities – an indication of the ability of dealers to engage in “market making” – are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. An underlying fund’s investments in illiquid securities may reduce the returns of the fund because the underlying fund may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of an underlying fund to meet redemption requests within the required time period. In order to meet such redemption requests, the underlying fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the underlying fund.
•Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect
10Fund details

of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
•Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
•Securities Lending Risk. Certain underlying funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An underlying fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
•Investment Style Risk. An underlying fund’s investment style may impact the performance of the fund. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. For example, an underlying fund that follows the performance of the index during upturns as well as downturns does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. For other underlying funds the investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa. In addition, an underlying fund may have an investment style that favors certain types of investments over others. As a result, such an underlying fund may underperform funds that do not limit their investments to the particular type of investment.
•Tracking Error Risk. Certain underlying funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of an underlying fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, an underlying fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. An underlying fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of an underlying fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
•High Yield Risk. Certain underlying funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than underlying funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an underlying fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in an underlying fund that invests in such securities should be considered speculative.
•Real Estate Investment Trusts (REITs) Risk. Certain of the underlying funds invest in REITs. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
•Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage
Fund details11

dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
•Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
•Multi-Manager Risk. Certain underlying funds may have multiple investment managers. Although the investment adviser monitors and seeks to coordinate the overall management of an underlying fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, an underlying fund’s exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the underlying fund had a single manager.
•Repurchase Agreements Risk. When an underlying fund enters into a repurchase agreement, the underlying fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when an underlying fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counter-party will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high yield securities that are rated below investment grade (“Alternative Collateral”). High yield securities that are used as alternative collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that an underlying fund will be unable to recover fully in the event of a counterparty’s default.
•Redemption Risk. An underlying money market fund may experience periods of heavy redemptions that could cause the underlying money market fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in an underlying money market fund may have a significant adverse effect on the underlying fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including an underlying money market fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
•Regulatory Risk. The SEC and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of an underlying money market fund, which in turn may impact the operation and performance of the fund.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or ETFs to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Portfolio holdings
The fund may make various types of portfolio securities information available to shareholders. The fund will post a detailed list of the securities held by the fund's at www.csimfunds.com/SchwabFunds_Prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The fund also posts in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the fund posts top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The fund may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the fund. Further information regarding the fund's policy and procedures on the disclosure of portfolio holdings is available in the Statement of Additional Information (SAI). In addition, shareholders can learn more about the availability of portfolio holdings information by calling the fund at 1-800-824-5615.
12Fund details

Financial highlights
This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	14.28	12.51	11.61	11.00	9.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.14	0.19	0.17	0.17
Net realized and unrealized gains (losses)	1.33	1.85	0.88	0.63	1.03
Total from investment operations	1.49	1.99	1.07	0.80	1.20
Less distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.17)	(0.19)	(0.19)
Net asset value at end of period	15.56	14.28	12.51	11.61	11.00
Total return (%)	10.52	16.13	9.36	7.28	12.08
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[2,3]	0.00	0.00	0.00	0.00	0.00
Gross operating expenses[2]	0.09	0.10	0.16	0.16	0.20
Net investment income (loss)	1.09	1.06	1.54	1.52	1.67
Portfolio turnover rate	27	33	38	53	8
Net assets, end of period ($ x 1,000,000)	202	165	117	109	88
[1]	Calculated based on the average shares outstanding during the period.
[2]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses and/or interest expense had not been incurred.
Financial highlights13

Fund management
The investment adviser for the fund is Charles Schwab Investment Management, Inc., (“CSIM” or the “investment adviser”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and, as of 12/31/14, CSIM managed approximately $267 billion in assets.
As the investment adviser, CSIM oversees the asset management and administration of the fund. The firm currently does not receive a fee for the services it performs for the Schwab Balanced Fund. However, the firm is entitled to receive an annual management fee from each of the underlying funds.
A discussion regarding the basis for the Board of Trustees’ approval of the fund's investment advisory agreement is available in the fund's 2014 annual report, which covers the period of 11/1/13 through 10/31/14.
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team, and has overall responsibility for all aspects of the management of the fund. She was appointed portfolio manager of the fund in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund is available in the SAI.
14Fund management

Investing in the fund
In this section, you will find information on buying, selling and exchanging shares. You may invest in the fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in the fund by placing orders through the fund's transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with the fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of the fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the fund” section of the prospectus. If you do not exercise one of these options within ninety days, the fund reserves the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•The fund may take up to seven days to pay sale proceeds.
•The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the fund
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from the fund’s transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Fund as a result of a reorganization of a fund. The fund reserves the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the fund are subject to involuntary redemption by the fund.
Investing in the fund15

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for the fund’s shares. Eligible Investors must open an account with the fund through the fund’s transfer agent, prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by the fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:
•The fund may take up to seven days to pay sale proceeds.
•The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The fund and its service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
16Investing in the fund

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the fund's transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the fund and its service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of the fund may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. To exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.
The fund reserves the right to suspend or terminate the privilege of exchanging shares of the fund by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the fund's transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged, if applicable; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the fund’s transfer agent via telephone.
Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the fund’s transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The fund is open for business each day that the NYSE is open. The fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing underlying fund investments, the fund uses the NAVs reported by the underlying funds. In valuing other portfolio securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, the fund may value securities based on fair values developed using methods approved by the fund’s Board of
Investing in the fund17

Trustees. Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional policies affecting your investment
Minimum initial investment
$100
The minimum may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion.
Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with the fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the fund to Eligible Investors. You should consult with your financial intermediary to discuss available options.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of the fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of the fund.
Cash	You receive payment for all dividends and capital gain distributions.
The fund reserves certain rights, including the following:
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive the fund’s investment minimums.
•To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the fund may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, the payments are paid by, and the discounts are discounted by, the investment adviser or its affiliates, not by the fund or its shareholders.
Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Policy regarding short-term or excessive trading
The fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.
To discourage market timing, the fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the fund’s policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund.
18Investing in the fund

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
The fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the fund has requested that service providers to the fund monitor transactional activity in amounts and frequency determined by the fund to be significant to the funds and in a pattern of activity that potentially could be detrimental to the funds. If the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The fund reserves the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the fund. The fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. The fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.
The fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value the fund's securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund's portfolio holdings and the net asset value of the fund's shares, and seeks to help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the fund invests explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.
Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the fund, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The fund treats shares that have been held the longest as being redeemed first. The fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund and its long-term shareholders. The fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from the fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the fund discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The fund reserves the right to modify or eliminate the redemption fees or waivers at any time.
Investing in the fund19

Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund's shares. Redemptions by these shareholders of their holdings in the fund may impact the fund's liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund's brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
The fund or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
The fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of the fund's overall obligation to deter money laundering under Federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Distributions and taxes
Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax adviser about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains the fund earns. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund’s year-end distributions, if any, may be made available on the fund’s website: www.csimfunds.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. The fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to
20Investing in the fund

the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in the fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but, if eligible, the fund may elect for those payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012 when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, the fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. The fund permits shareholders to elect their preferred cost basis method. In the absence of an election, the fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior January 1, 2012 and sold thereafter.
The fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI.
Furthermore, the fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
Investing in the fund21

Notes

Notes

Notes

To learn more
This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the fund's holdings and detailed financial information about the fund. Annual reports also contain information from the fund's managers about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab at 1-800-435-4000. In addition, you may visit www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Numbers
Schwab Balanced Fund	811-7704
REG34630-10
Schwab Balanced Fund™
Prospectus
February 27, 2015

Schwab Fundamental Index* Funds
Prospectus
February 27, 2015
• Schwab Fundamental US Large Company Index Fund	SFLNX
• Schwab Fundamental US Small Company Index Fund	SFSNX
• Schwab Fundamental International Large Company Index Fund	SFNNX
• Schwab Fundamental International Small Company Index Fund	SFILX
• Schwab Fundamental Emerging Markets Large Company Index Fund	SFENX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Schwab Fundamental Index Funds

Schwab Fundamental US Large Company Index Fund
Ticker symbol:	SFLNX
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.23
Distribution (12b-1) fees	None
Other expenses	0.16
Total annual fund operating expenses	0.39
Less expense reduction	(0.04)
Total annual fund operating expenses after expense reduction[1]	0.35
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.35% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$36	$113	$197	$443
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in stocks that are included in the Russell Fundamental U.S. Large Company Index1 (the “Index”). The Index measures the performance of the large company size segment by fundamental overall company scores (“scores”), which are created using as the universe the companies in the Russell 3000® Index (the “Russell Index”). Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Index. The Index uses a partial quarterly reconstitution methodology in which the Index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Index is compiled and calculated by Russell Investments in conjunction with Research Affiliates LLC, and the method of calculating the components of the Index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index.
1
Index ownership—“Russell Fundamental U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental US Large Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
Schwab Fundamental US Large Company Index Fund1

The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the Index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the Index’s weighting of the stock. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.
The fund uses an “indexing” investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation, over time, of 0.95 or better between the fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. However, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the fund to invest in all of the stocks comprising the Index or in proportion to their weightings in the Index.
There can be no guarantee that the performance of the fund will achieve a high degree of correlation with that of the Index. A number of factors may affect the fund’s ability to achieve a high correlation with its Index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its Index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.
Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments in an industry or group of industries to the extent that the Index the fund is designed to track is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in companies within the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the Index.
A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Large-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
2Schwab Fundamental US Large Company Index Fund

Sampling Index Tracking Risk. To the extent the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of a broad based index and a composite index comprised of the fund's current and prior broad based indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus. On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 27, 2009, is that of the fund’s former Institutional Shares.
Annual total returns (%) as of 12/31
Best Quarter: 27.43% Q2 2009
Worst Quarter: (24.05%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (4/2/07)
Before taxes	12.26%	15.93%	7.95%
After taxes on distributions	10.93%	15.36%	7.49%
After taxes on distributions and sale of shares	7.60%	12.82%	6.32%
Comparative Indices (reflect no deduction for expenses or taxes)
Russell Fundamental U.S. Large Company Index[1]	12.68%	N/A	N/A
Fundamental U.S. Large Company Spliced Index[2]	12.68%	16.32%	8.16%
[1]	The inception date of the Russell Fundamental U.S. Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[2]	The Fundamental U.S. Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI U.S. 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Large Company Index from October 19, 2012 forward.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place intermediary orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
Schwab Fundamental US Large Company Index Fund3

•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund
Ticker symbol:	SFSNX
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.26
Distribution (12b-1) fees	None
Other expenses	0.18
Total annual fund operating expenses	0.44
Less expense reduction	(0.09)
Total annual fund operating expenses after expense reduction[1,2]	0.35
[1]	The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.35% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$36	$113	$197	$443
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in stocks that are included in the Russell Fundamental U.S. Small Company Index1(the “Index”). The Index measures the performance of the small company size segment by fundamental overall company scores (“scores”), which are created using as the universe the companies in the Russell 3000® Index (the “Russell Index”). Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Index. Companies are split at the 87.5% point based on fundamental weights. Companies below this breakpoint make up the Index. The Index uses a partial quarterly reconstitution methodology in which the Index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Index is compiled and calculated by Russell Investments in conjunction with Research Affiliates LLC, and the method of calculating the components of the Index is subject to change.
1
Index ownership—“Russell Fundamental U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental US Small Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
Schwab Fundamental US Small Company Index Fund5

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the Index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the Index’s weighting of the stock. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.
The fund uses an “indexing” investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation, over time, of 0.95 or better between the fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. However, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the fund to invest in all of the stocks comprising the Index or in proportion to their weightings in the Index.
There can be no guarantee that the performance of the fund will achieve a high degree of correlation with that of the Index. A number of factors may affect the fund’s ability to achieve a high correlation with its Index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its Index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.
Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments in an industry or group of industries to the extent that the Index the fund is designed to track is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in smaller companies within the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the Index.
A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of
6Schwab Fundamental US Small Company Index Fund

assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Sampling Index Tracking Risk. To the extent the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of a broad based index and a composite index comprised of the fund's current and prior broad based indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus. On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 27, 2009, is that of the fund's former Institutional Shares.
Annual total returns (%) as of 12/31
Best Quarter: 35.25% Q2 2009
Worst Quarter: (29.42%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (4/2/07)
Before taxes	7.77%	16.46%	8.77%
After taxes on distributions	5.93%	14.64%	7.60%
After taxes on distributions and sale of shares	5.39%	12.96%	6.83%
Comparative Indices (reflect no deduction for expenses or taxes)
Russell Fundamental U.S. Small Company Index[1]	8.17%	N/A	N/A
Fundamental U.S. Small Company Spliced Index[2]	8.17%	16.64%	9.35%
[1]	The inception date of the Russell Fundamental U.S. Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[2]	The Fundamental U.S. Small Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI U.S. Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Small Company Index from October 19, 2012 forward.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place intermediary orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
Schwab Fundamental US Small Company Index Fund7

•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund
Ticker symbol:	SFNNX
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Large Company Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.27
Distribution (12b-1) fees	None
Other expenses	0.21
Total annual fund operating expenses	0.48
Less expense reduction	(0.13)
Total annual fund operating expenses after expense reduction[1]	0.35
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.35% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$36	$113	$197	$443
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 8% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in stocks that are included in the Russell Fundamental Developed ex-U.S. Large Company Index1(the “Index”). The Index measures the performance of the large company size segment by fundamental overall company scores (“scores”), which are created using as the universe the companies in the Russell Developed ex-U.S. Index (the “Russell Index”). Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Index. The Index uses a partial quarterly reconstitution methodology in which the Index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Index is compiled and calculated by Russell Investments in conjunction with Research Affiliates LLC, and the method of calculating the components of the Index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index.
1
Index ownership—“Russell Fundamental Developed ex-U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Large Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
Schwab Fundamental International Large Company Index Fund9

The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the Index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the Index’s weighting of the stock. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
The fund uses an “indexing” investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation, over time, of 0.95 or better between the fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. However, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the fund to invest in all of the stocks comprising the Index or in proportion to their weightings in the Index.
There can be no guarantee that the performance of the fund will achieve a high degree of correlation with that of the Index. A number of factors may affect the fund’s ability to achieve a high correlation with its Index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its Index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.
Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. In addition, the fund may invest in exchange-traded funds.
The fund may concentrate its investments in an industry or group of industries to the extent that the Index the fund is designed to track is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in larger companies outside the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Large-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions
10Schwab Fundamental International Large Company Index Fund

or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Sampling Index Tracking Risk. To the extent the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Exchange Traded Funds (ETFs) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of a broad based index and a composite index comprised of the fund's current and prior broad based indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus. On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 19, 2009, is that of the fund's former Institutional Shares.
Annual total returns (%) as of 12/31
Best Quarter: 34.65% Q2 2009
Worst Quarter: (22.54%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (4/2/07)
Before taxes	(5.74%)	4.47%	0.65%
After taxes on distributions	(6.35%)	4.02%	0.26%
After taxes on distributions and sale of shares	(2.44%)	3.70%	0.73%
Comparative Indices (reflect no deduction for expenses or taxes)
Russell Fundamental Developed ex-U.S. Large Company Index (Net)[1,2]	(4.76%)	N/A	N/A
Fundamental Developed ex-U.S. Large Company Spliced Index[3]	(4.76%)	5.02%	1.56%
[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[2]	The inception date of the Russell Fundamental Developed ex-U.S. Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The Fundamental Developed ex-U.S. Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-U.S. Large Company Index (Net) from October 19, 2012 forward.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an
Schwab Fundamental International Large Company Index Fund11

assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place intermediary orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund
Ticker symbol:	SFILX
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.40
Distribution (12b-1) fees	None
Other expenses	0.40
Acquired fund fees and expenses (AFFE)[1]	0.02
Total annual fund operating expenses[1]	0.82
Less expense reduction	(0.31)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.51
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include AFFE, which reflect fees and expenses incurred indirectly by the fund through its investments in other investment companies during its prior fiscal year. Expenses of other investment companies are not direct costs paid by the fund shareholders and have no impact on costs associated with fund operations.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$52	$164	$285	$640
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 41% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in stocks that are included in the Russell Fundamental Developed ex-U.S. Small Company Index1(the “Index”). The Index measures the performance of the small company size segment by fundamental overall company scores (“scores”), which are created using as the universe the companies in the Russell Developed ex-U.S. Index (the “Russell Index”). Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of
1
Index ownership—“Russell Fundamental Developed ex-U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Small Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
Schwab Fundamental International Small Company Index Fund13

the companies within the Russell Index. Companies are split at the 87.5% point based on fundamental weights. Companies below this breakpoint make up the Index. The Index uses a partial quarterly reconstitution methodology in which the Index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Index is compiled and calculated by Russell Investments in conjunction with Research Affiliates LLC, and the method of calculating the components of the Index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the Index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the Index’s weighting of the stock. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
The fund uses an “indexing” investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation, over time, of 0.95 or better between the fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. However, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the fund to invest in all of the stocks comprising the Index or in proportion to their weightings in the Index.
There can be no guarantee that the performance of the fund will achieve a high degree of correlation with that of the Index. A number of factors may affect the fund’s ability to achieve a high correlation with its Index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its Index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.
Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the
Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. In addition, the fund may invest in exchange-traded funds.
The fund may concentrate its investments in an industry or group of industries to the extent that the Index the fund is designed to track is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in smaller companies outside the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular
14Schwab Fundamental International Small Company Index Fund

market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Sampling Index Tracking Risk. To the extent the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Exchange Traded Funds (ETFs) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of a broad based index and a composite index comprised of the fund's current and prior broad based indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus. On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 19, 2009, is that of the fund’s former Institutional Shares.
Annual total returns (%) as of 12/31
Best Quarter: 37.55% Q2 2009
Worst Quarter: (17.14%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (1/31/08)
Before taxes	(4.63%)	7.36%	4.74%
After taxes on distributions	(5.05%)	6.58%	3.98%
After taxes on distributions and sale of shares	(2.16%)	5.79%	3.68%
Comparative Indices (reflect no deduction for expenses or taxes)
Russell Fundamental Developed ex-U.S. Small Company Index (Net)[1,2]	(3.42%)	N/A	N/A
Fundamental Developed ex-U.S. Small Company Spliced Index[3]	(3.42%)	8.13%	6.30%
[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[2]	The inception date of the Russell Fundamental Developed ex-U.S. Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The Fundamental Developed ex-U.S. Small Company Spliced Index is an
Schwab Fundamental International Small Company Index Fund15

internally calculated index, comprised of the FTSE RAFI Developed ex-U.S. Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-U.S. Small Company Index (Net) from October 19, 2012 forward.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place intermediary orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Emerging Markets Large Company Index Fund
Ticker symbol:	SFENX
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	None
Other expenses	0.35
Total annual fund operating expenses	0.85
Less expense reduction	(0.36)
Total annual fund operating expenses after expense reduction[1]	0.49
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$50	$157	$274	$616
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in stocks that are included in the Russell Fundamental Emerging Markets Large Company Index1(the “Index”). The Index measures the performance of the large company size segment by fundamental overall company scores (“scores”), which are created using as the universe the companies in the Russell Emerging Markets Index (the “Russell Index”). Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Index. The Index uses a partial quarterly reconstitution methodology in which the Index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Index is compiled and calculated by Russell Investments in conjunction with Research Affiliates LLC, and the method of calculating the components of the Index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stocks included in the Index, including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European
1
Index ownership—“Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Emerging Markets Large Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
Schwab Fundamental Emerging Markets Large Company Index Fund17

Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the Index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the Index’s weighting of the stock. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
The fund uses an “indexing” investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation, over time, of 0.95 or better between the fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. However, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the fund to invest in all of the stocks comprising the Index or in proportion to their weightings in the Index.
There can be no guarantee that the performance of the fund will achieve a high degree of correlation with that of the Index. A number of factors may affect the fund’s ability to achieve a high correlation with its Index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its Index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.
Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. In addition, the fund may invest in exchange-traded funds.
The fund may concentrate its investments in an industry or group of industries to the extent that the Index the fund is designed to track is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in larger companies outside the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Large-Cap Risk. Certain of the risks of this fund are associated with its investments in the large-cap segments of a stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions
18Schwab Fundamental Emerging Markets Large Company Index Fund

or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Sampling Index Tracking Risk. To the extent the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Exchange Traded Funds (ETFs) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of a broad based index and a composite index comprised of the fund's current and prior broad based indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus. On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 19, 2009, is that of the fund's former Institutional Shares.
Annual total returns (%) as of 12/31
Best Quarter: 34.84% Q2 2009
Worst Quarter: (23.70%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (1/31/08)
Before taxes	(11.32%)	(1.45%)	(1.00%)
After taxes on distributions	(11.73%)	(1.98%)	(1.46%)
After taxes on distributions and sale of shares	(5.76%)	(0.80%)	(0.52%)
Comparative Indices (reflect no deduction for expenses or taxes)
Russell Fundamental Emerging Markets Large Company Index (Net)[1,2]	(10.60%)	N/A	N/A
Fundamental Emerging Markets Large Company Spliced Index[3]	(10.60%)	(0.11%)	0.67%
Schwab Fundamental Emerging Markets Large Company Index Fund19

[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[2]	The inception date of the Russell Fundamental Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The Fundamental Emerging Markets Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI Emerging Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Emerging Markets Large Company Index (Net) from October 19, 2012 forward.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place intermediary orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
20Schwab Fundamental Emerging Markets Large Company Index Fund

Fund details
Investment objectives and more about principal risks
Schwab Fundamental US Large Company Index Fund
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index. The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in companies within the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the equity markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an equity index that is based solely on market capitalization.
Large-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its index or may invest in securities not in the index, because the investment adviser may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Fund details21

The fund's use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Sampling Index Tracking Risk. If the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Schwab Fundamental US Small Company Index Fund
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index. The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in smaller companies within the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s performance also will lag those investments. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the equity markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an equity index that is based solely on market capitalization.
22Fund details

Small-Cap Risk. Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its index or may invest in securities not in the index, because the investment adviser may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Sampling Index Tracking Risk. If the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Fund details23

Schwab Fundamental International Large Company Index Fund
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Large Company Index. The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in larger companies outside the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the equity markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an equity index that is based solely on market capitalization.
Large-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its index or may invest in securities not in the index, because the investment adviser may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value securities based on fair values developed using methods approved by the fund’s board of trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from its index. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to
24Fund details

economic sanctions or other government restrictions. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Sampling Index Tracking Risk. If the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Exchange Traded Funds (ETFs) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Fund details25

Schwab Fundamental International Small Company Index Fund
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index. The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in smaller companies outside the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or U.S. securities, for instance—the fund’s performance also will lag those investments. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the equity markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an equity index that is based solely on market capitalization.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its index or may invest in securities not in the index, because the investment adviser may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value securities based on fair values developed using methods approved by the fund’s board of trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from its index. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited
26Fund details

number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Sampling Index Tracking Risk. If the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Exchange Traded Funds (ETFs) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning
Fund details27

the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Schwab Fundamental Emerging Markets Large Company Index Fund
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index. The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in larger companies outside the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or U.S. securities, for instance—the fund’s performance also will lag those investments. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the equity markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an equity index that is based solely on market capitalization.
Large-Cap Risk. Certain of the risks of this fund are associated with its investments in the large-cap segments of a stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its index or may invest in securities not in the index, because the investment adviser may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value securities based on fair values developed using methods approved by the fund’s board of trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from its Index. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that
28Fund details

invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, similar to GDRs, are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economics of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder
Fund details29

redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Sampling Index Tracking Risk. If the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Exchange Traded Funds (ETFs) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
About the funds
The funds in this prospectus are index funds and share the same basic investment strategy: each of the funds tracks a Russell Fundamental Index® which is based on the “Fundamental Index” methodology. In contrast to most equity indices, which generally are based on market capitalization, the Russell Fundamental Index® Series selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks.
This strategy distinguishes a Fundamental Index fund from an “actively managed” mutual fund. Instead of choosing investments for a fund based on portfolio management’s judgment, an index is used to determine which securities the fund should own.
Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.
The investment objective of each fund is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.
The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.
Portfolio holdings
The funds may make various types of portfolio securities information available to shareholders. The funds will post a detailed list of the securities held by each fund at www.csimfunds.com/schwabfunds_prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The funds also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the funds post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI. In addition, shareholders can learn more about the availability of portfolio holdings information by calling the funds at 1-800-824-5615.
30Fund details

Financial highlights
This section provides further details about each fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in each fund’s annual report (see back cover).
Schwab Fundamental US Large Company Index Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	13.65	10.76	9.51	9.05	7.63
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.24	0.21	0.18	0.14
Net realized and unrealized gains (losses)	1.87	2.89	1.22	0.43	1.37
Total from investment operations	2.13	3.13	1.43	0.61	1.51
Less distributions:
Distributions from net investment income	(0.22)	(0.24)	(0.18)	(0.15)	(0.09)
Net asset value at end of period	15.56	13.65	10.76	9.51	9.05
Total return (%)	15.74	29.67	15.29	6.74	19.95
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.35	0.35	0.32 [1]	0.35	0.35
Gross operating expenses	0.39	0.41	0.44	0.44	0.45
Net investment income (loss)	1.95	2.03	2.13	2.06	1.77
Portfolio turnover rate	14	10	32 [2]	11	27
Net assets, end of period ($ x 1,000,000)	4,465	3,020	1,960	1,490	1,019
[1]	The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
[2]	Portfolio turnover would have been 12%, if rebalancing trades had not been included due to a change in the fund’s index.
Financial highlights31

Schwab Fundamental US Small Company Index Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	12.78	10.31	10.11	10.10	7.88
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.16	0.15	0.11	0.09
Net realized and unrealized gains (losses)	1.23	3.35	0.88	0.47	2.19
Total from investment operations	1.37	3.51	1.03	0.58	2.28
Less distributions:
Distributions from net investment income	(0.12)	(0.20)	(0.12)	(0.10)	(0.06)
Distributions from net realized gains	(0.52)	(0.84)	(0.71)	(0.47)	–
Total distributions	(0.64)	(1.04)	(0.83)	(0.57)	(0.06)
Net asset value at end of period	13.51	12.78	10.31	10.11	10.10
Total return (%)	10.99	37.55	11.37	5.55	29.07
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.35	0.35	0.32 [1]	0.35	0.35
Gross operating expenses	0.44	0.48	0.50	0.50	0.53
Net investment income (loss)	1.14	1.41	1.46	1.18	1.03
Portfolio turnover rate	29	27	92 [2]	35	41
Net assets, end of period ($ x 1,000,000)	1,208	849	619	563	412
[1]	The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
[2]	Portfolio turnover would have been 29%, if rebalancing trades had not been included due to a change in the fund’s index.
32Financial Highlights

Schwab Fundamental International Large Company Index Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	9.05	7.16	7.26	8.09	7.69
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.23	0.22	0.23	0.21
Net realized and unrealized gains (losses)	(0.26)	1.87	(0.08) [1]	(0.85)	0.41
Total from investment operations	0.04	2.10	0.14	(0.62)	0.62
Less distributions:
Distributions from net investment income	(0.25)	(0.21)	(0.24)	(0.21)	(0.22)
Net asset value at end of period	8.84	9.05	7.16	7.26	8.09
Total return (%)	0.39	30.12	2.24	(7.88)	8.27
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.35	0.34 [2]	0.31 [2]	0.35	0.35
Gross operating expenses	0.48	0.52	0.56	0.57	0.61
Net investment income (loss)	3.52	2.95	3.58	3.24	2.70
Portfolio turnover rate	8	22	61 [3]	35	65
Net assets, end of period ($ x 1,000,000)	908	646	501	372	301
[1]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
[2]	The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
[3]	Portfolio turnover would have been 37%, if rebalancing trades had not been included due to a change in the fund’s index.
Financial Highlights 33

Schwab Fundamental International Small Company Index Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	11.47	9.13	9.53	9.96	9.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.22	0.21	0.24	0.16
Net realized and unrealized gains (losses)	(0.23)	2.42	0.03	(0.40)	1.09
Total from investment operations	(0.01)	2.64	0.24	(0.16)	1.25
Less distributions:
Distributions from net investment income	(0.31)	(0.30)	(0.25)	(0.27)	(0.29)
Distributions from net realized gains	–	–	(0.39)	–	–
Total distributions	(0.31)	(0.30)	(0.64)	(0.27)	(0.29)
Net asset value at end of period	11.15	11.47	9.13	9.53	9.96
Total return (%)	(0.07)	29.75	3.13	(1.76)	14.32
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.49	0.47 [2,3]	0.46 [4,5]	0.54	0.55
Gross operating expenses	0.80	0.93	0.92 [5]	0.99	1.07
Net investment income (loss)	1.87	2.21	2.42	2.29	1.77
Portfolio turnover rate	41	29	89 [6]	63	63
Net assets, end of period ($ x 1,000,000)	275	150	90	93	74
[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
[3]	The ratio of net operating expenses would have been 0.52%, if voluntary waiver by CSIM had not been included.
[4]	The ratio of net operating expenses would have been 0.51%, if voluntary waiver by CSIM had not been included.
[5]	The net operating and gross operating expense ratios would have been 0.50% and 0.97%, respectively, if vendor payments had not been included.
[6]	Portfolio turnover would have been 48%, if rebalancing trades had not been included due to a change in the fund’s index.
34Financial Highlights

Schwab Fundamental Emerging Markets Large Company Index Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	9.24	8.86	9.17	10.81	8.91
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.25	0.24	0.17
Net realized and unrealized gains (losses)	(0.66)	0.43	(0.17)	(1.37)	1.81
Total from investment operations	(0.46)	0.62	0.08	(1.13)	1.98
Less distributions:
Distributions from net investment income	(0.18)	(0.24)	(0.22)	(0.15)	(0.08)
Distributions from net realized gains	–	–	(0.17)	(0.36)	–
Total distributions	(0.18)	(0.24)	(0.39)	(0.51)	(0.08)
Net asset value at end of period	8.60	9.24	8.86	9.17	10.81
Total return (%)	(5.03)	7.11	1.18	(10.99)	22.36
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.49	0.51 [1,2]	0.56 [3]	0.61 [4]	0.61 [4]
Gross operating expenses	0.85	0.88	0.91	0.91	0.98
Net investment income (loss)	2.35	2.22	2.75	2.51	2.31
Portfolio turnover rate	19	22	86 [5]	56	91
Net assets, end of period ($ x 1,000,000)	346	353	314	310	294
[1]	Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
[2]	The ratio of net operating expenses would have been 0.56%, if voluntary waiver by CSIM had not been included.
[3]	The ratio of net operating expenses would have been 0.60%, if voluntary waiver by CSIM had not been included.
[4]	The ratio of net operating expenses would have been 0.60%, if interest expenses had not been incurred.
[5]	Portfolio turnover would have been 51%, if rebalancing trades had not been included due to a change in the fund’s index.
Financial Highlights 35

Fund management
The investment adviser for the funds is Charles Schwab Investment Management, Inc., (“CSIM”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and as of December 31, 2014, managed approximately $267 billion in assets.
As the investment adviser, CSIM oversees the asset management and administration of the funds. As compensation for these services, CSIM receives a management fee from each fund. For the 12 months ended October 31, 2014, these fees were 0.19% for the Schwab Fundamental US Large Company Index Fund, 0.17 % for the Schwab Fundamental US Small Company Index Fund, 0.15% for the Schwab Fundamental International Large Company Index Fund, 0.11% for the Schwab Fundamental International Small Company Index Fund and 0.15% for the Schwab Fundamental Emerging Markets Large Company Index Fund. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.
A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreement is available in each fund’s 2014 annual report, which covers the period from 11/1/13 through 10/31/14.
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.
Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the funds, except for the Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent over four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is available in the funds’ SAI.
36Fund management

Investing in the funds
In this section, you will find information on buying, selling and exchanging shares. You may invest in a fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with a fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of the prospectus. If you do not exercise one of these options within ninety days, the funds reserve the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•Each fund may take up to seven days to pay sale proceeds.
•Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the funds
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from a fund’s transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of Schwab Funds as a result of a reorganization of a fund. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.
Investing in the funds37

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients to place direct orders for a fund’s shares. Eligible Investors must open an account with a fund through the fund’s transfer agent, prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by a fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of a fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by a fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the funds.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:
•Each fund may take up to seven days to pay sale proceeds.
•Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of a fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
38Investing in the funds

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund that is not a Sweep Investment or Laudus MarketMasters Fund. To exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.
The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.
Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.
Investing in the funds39

Shareholders of Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of a fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional policies affecting your investment
Minimum initial investment
$100
The minimum may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion.
Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.
Cash	You receive payment for all dividends and capital gain distributions.
Each fund reserves certain rights, including the following:
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive the fund’s investment minimums.
•To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.
Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
40Investing in the funds

Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
To discourage market timing, the fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds or their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the funds. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. Each fund will defer to an intermediary’s policies only after the fund determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds' securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each fund treats shares that have been held the longest as being redeemed first. Each fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the
Investing in the funds41

best interests of the fund and its long-term shareholders. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.
Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund's shares. Redemptions by these shareholders of their holdings in a fund may impact a fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact a fund's brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Each fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. A fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, a fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.
Each fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). Each fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under U.S. federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Distributions and taxes
Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the funds’ SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.csimfunds.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum
42Investing in the funds

individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund may have additional tax considerations as a result of foreign tax payments made by the funds. Typically, these payments will reduce the fund’s dividends but if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Investing in the funds43

Notes

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ managers, about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Number
Schwab Fundamental US Large Company Index Fund	811-7704
Schwab Fundamental US Small Company Index Fund	811-7704
Schwab Fundamental International Large Company Index Fund	811-7704
Schwab Fundamental International Small Company Index Fund	811-7704
Schwab Fundamental Emerging Markets Large Company Index Fund	811-7704
REG37409-11
Schwab Fundamental Index Funds
Prospectus
February 27, 2015

Schwab Active Equity Funds
Prospectus
February 27, 2015
• Schwab Large-Cap Growth FundTM	SWLSX
• Schwab Core Equity FundTM	SWANX
• Schwab® International Core Equity Fund	SICNX
• Schwab Dividend Equity FundTM	SWDSX
• Schwab Small-Cap Equity FundTM	SWSCX
• Schwab Hedged Equity FundTM	SWHEX
• Schwab Financial Services FundTM	SWFFX
• Schwab Health Care FundTM	SWHFX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Active Equity Funds

Schwab Large-Cap Growth FundTM
Ticker symbol:	SWLSX
Investment objective
The fund seeks long-term capital growth.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.72
Distribution (12b-1) fees	None
Other expenses	0.32
Total annual fund operating expenses	1.04
Less expense reduction	(0.05)
Total annual fund operating expenses after expense reduction[1]	0.99
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.99% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$101	$315	$547	$1,213
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.
Principal investment strategies
To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations within the universe of the Russell 1000® Index at the time of purchase by the fund. The market capitalization range of the Russell 1000® Index was $2.2 billion to $545.254 billion, as of May 31, 2014, and will change as market conditions change. The Russell 1000 Growth Index, the fund’s comparative index, includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted values. The fund invests its assets in companies it believes to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to have higher than average price/earnings (P/E) or price/book (P/B) ratios.
Companies with strong growth potential often have new products, technologies, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
To aid its stock selection, the fund uses Schwab Equity Ratings®. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab
Schwab Large-Cap Growth FundTM1

Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
Generally, the fund seeks to invest in stocks that are rated “A,” “B” or “C” at the time of purchase. Likewise, if a stock held by the fund is downgraded to a rating below “C,” the fund will sell the stock, unless the portfolio managers believe it is necessary to continue holding the stock for purposes of diversification or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio relative to the fund's comparative index or provide potential for long-term capital growth. For more information on Schwab Equity Ratings, please see the “More about Schwab’s research” section in the prospectus.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid- or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
2Schwab Large-Cap Growth FundTM

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 7, 2009, is that of the fund's former Select Shares.
Annual total returns (%) as of 12/31
Best Quarter: 14.06% Q1 2012
Worst Quarter: (19.53%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (10/3/05)
Before taxes	13.26%	14.27%	7.55%
After taxes on distributions	10.53%	13.62%	7.18%
After taxes on distributions and sale of shares	9.77%	11.50%	6.12%
Comparative Index (reflects no deduction for expenses or taxes)
Russell 1000 Growth Index	13.05%	15.81%	8.95%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab Large-Cap Growth FundTM3

Schwab Core Equity FundTM
Ticker symbol:	SWANX
Investment objective
The fund seeks long-term capital growth.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.47
Distribution (12b-1) fees	None
Other expenses	0.25
Total annual fund operating expenses	0.72
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$74	$230	$401	$894
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 63% of the average value of its portfolio.
Principal investment strategies
To pursue its investment objective, the fund invests primarily in U.S. stocks. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to hold the common stocks of U.S. companies that have market capitalizations of approximately $500 million or more. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
The fund approaches risk management from the perspective of its comparative index, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly-traded companies from a broad range of industries. The portfolio managers seek to keep the fund’s volatility similar to that of the S&P 500 Index.
To aid its stock selection, the fund uses Schwab Equity Ratings®. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks for purposes of diversification or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. Likewise, if a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of diversification or to help manage the volatility of the fund's
4Schwab Core Equity FundTM

portfolio relative to the fund's comparative index.The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth. For more information on Schwab Equity Ratings please see the “More about Schwab’s research” section in the prospectus.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Schwab Core Equity FundTM5

Annual total returns (%) as of 12/31
Best Quarter: 14.52% Q3 2009
Worst Quarter: (19.06%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	14.91%	14.43%	7.71%
After taxes on distributions	10.79%	13.04%	6.94%
After taxes on distributions and sale of shares	11.39%	11.52%	6.23%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Iain Clayton, CFA, FRM, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6Schwab Core Equity FundTM

Schwab® International Core Equity Fund
Ticker symbol:	SICNX
Investment objective
The fund seeks long-term capital growth.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.58
Distribution (12b-1) fees	None
Other expenses	0.40
Total annual fund operating expenses	0.98
Less expense reduction	(0.12)
Total annual fund operating expenses after expense reduction[1]	0.86
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.86% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$88	$274	$477	$1,061
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 90% of the average value of its portfolio.
Principal investment strategies
To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed countries excluding the United States. The fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Though the fund invests primarily in securities issued by companies located in developed countries, it may also invest in securities issued by companies located in emerging markets. The fund considers any country that is not a developed country to be an emerging market country.
Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically invests a majority of its assets in the stocks of large-cap and mid-cap companies, but may invest a portion of its assets in small-cap companies. In addition, the portfolio managers seek to allocate the fund’s investments across different countries and geographic regions in an effort to manage the economic and socio-political risks associated with investing in a single country or limited number of countries. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the MSCI EAFE Index. The MSCI EAFE Index includes over 900 securities listed on the stock exchanges of certain developed market countries in Europe, Australia, Asia, and the Far East.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the
Schwab® International Core Equity Fund7

portfolio, the level of portfolio turnover, country and sector diversification, and volatility considerations. The fund generally does not intend to hedge its exposure to foreign currencies.
To aid its stock selection, the fund uses Charles Schwab and Co., Inc.’s (“Schwab’s”) proprietary international stock research. This research ranks stocks of publicly traded companies located in the countries in the MSCI EAFE Index plus publicly traded stocks of companies located in certain additional countries not included in the Index. The stocks are ranked based on factors that Schwab believes to be indicative of stocks’ performance potential. The fund may also use additional research as a component of its overall stock selection process. This research may incorporate the analysis of factors including, but not limited to, valuation, balance sheet strength, future earnings power and trading activity to identify companies expected to outperform the broader equity market. In addition, the fund may purchase certain stocks that have not been ranked by Schwab research. For more information on Schwab’s proprietary international stock research please see the “More about Schwab’s research” section in the prospectus.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—the fund’s performance also will lag those investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries, and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Geographic Risk. To the extent the fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional
8Schwab® International Core Equity Fund

investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 7, 2009, is that of the fund’s former Institutional Shares.
Annual total returns (%) as of 12/31
Best Quarter: 23.15% Q2 2009
Worst Quarter: (18.75%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (5/30/08)
Before taxes	(4.49%)	7.31%	1.24%
After taxes on distributions	(5.15%)	6.89%	0.88%
After taxes on distributions and sale of shares	(1.73%)	5.97%	1.14%
Comparative Index (reflects no deduction for expenses or taxes)
MSCI EAFE Index (Net)[1]	(4.90%)	5.33%	0.05%
[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Iain Clayton, CFA, FRM, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles
Schwab® International Core Equity Fund9

Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10Schwab® International Core Equity Fund

Schwab Dividend Equity FundTM
Ticker symbol:	SWDSX
Investment objective
The fund seeks current income and capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.62
Distribution (12b-1) fees	None
Other expenses	0.27
Total annual fund operating expenses[1]	0.89
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.89% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$91	$284	$493	$1,096
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
To aid its stock selection, the fund uses Schwab Equity Ratings®. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
The fund’s initial selection universe typically consists of the 1,500 largest U.S. publicly-traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the fund’s portfolio managers seek to select stocks that pay dividends and that have been rated “A” or “B” by Schwab Equity Ratings. The fund may purchase “C”-rated stocks for purposes of diversification or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. Likewise, if a stock held by the fund is downgraded to a rating below “C,” the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of diversification or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. The portfolio
Schwab Dividend Equity FundTM11

managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for capital appreciation. The portfolio managers then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the Russell 1000 Value Index while seeking to maintain a lower volatility than that of the Index. For more information on Schwab Equity Ratings please see the “More about Schwab’s research” section in the prospectus.
The fund may also invest in other equity investments, including convertible securities.Convertible securities can be converted into or exchanged for common stocks, preferred stocks or other securities. Convertible securities and preferred stocks provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily invests in dividend paying stocks. As a result, fund performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
Convertible Securities Risk. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. The value of a convertible security is influenced by the credit standing of the issuer, and changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
12Schwab Dividend Equity FundTM

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of two broad based indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 7, 2009, is that of the fund’s former Select Shares.
Annual total returns (%) as of 12/31
Best Quarter: 14.06% Q3 2009
Worst Quarter: (17.42%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	11.75%	14.28%	7.63%
After taxes on distributions	7.60%	12.79%	6.69%
After taxes on distributions and sale of shares	9.44%	11.38%	6.15%
Comparative Indices (reflect no deduction for expenses or taxes)
Russell 1000 Value Index[1]	13.45%	15.42%	7.30%
S&P 500® Index[1]	13.69%	15.45%	7.67%
[1]	Effective February 27, 2015, the fund changed its comparative index, for purposes of performance calculation, from the S&P 500 Index to the Russell 1000 Value Index. The Russell 1000 Value better aligns with the fund’s strategy of investing in dividend paying common and preferred stocks.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab Dividend Equity FundTM13

Schwab Small-Cap Equity FundTM
Ticker symbol:	SWSCX
Investment objective
The fund seeks long-term capital growth.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81
Distribution (12b-1) fees	None
Other expenses	0.29
Total annual fund operating expenses	1.10
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$112	$350	$606	$1,340
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 103% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations within the universe of the Russell 2000® Index at the time of purchase by the fund. The market capitalization range of the Russell 2000® Index was $169 million to $4,054 million as of May 31, 2014, and will change as market conditions change. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the Russell 2000® Index.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
The fund approaches risk management from the perspective of its comparative index, the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
To aid its stock selection, the fund uses Schwab Equity Ratings®. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks for purposes of diversification or to help manage the volatility of the fund's portfolio relative to the fund's comparative index.
14Schwab Small-Cap Equity FundTM

Likewise, if a stock held by the fund is downgraded to a rating below “C,” the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of diversification or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth. For more information about Schwab Equity Ratings please see the “More about Schwab’s research” section in the prospectus.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—the fund’s performance also will lag those investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Schwab Small-Cap Equity FundTM15

Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
Annual total returns (%) as of 12/31
Best Quarter: 20.56% Q2 2009
Worst Quarter: (25.80%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	6.91%	18.28%	8.46%
After taxes on distributions	1.63%	16.43%	7.44%
After taxes on distributions and sale of shares	6.94%	14.56%	6.76%
Comparative Index (reflects no deduction for expenses or taxes)
Russell 2000® Index	4.89%	15.55%	7.77%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16Schwab Small-Cap Equity FundTM

Schwab Hedged Equity FundTM
Ticker symbol:	SWHEX
Investment objective
The fund seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.05
Distribution (12b-1) fees	None
Other expenses
Dividend and stock loan fees on short sales	0.66
Remainder of other expenses	0.31
Total of other expenses	0.97
Total annual fund operating expenses[1]	2.02
Less expense reduction	(0.03)
Total annual fund operating expenses after expense reduction[1]	1.99
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes, certain non-routine expenses, dividends and stock loan fees on short sales) of the fund to 1.33% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$202	$624	$1,073	$2,317
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 142% of the average value of its portfolio.
Principal investment strategies
To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. Under normal circumstances it will invest at least 80% of its net assets in equity securities issued by U.S. companies; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
To aid its stock selection, the fund uses Schwab Equity Ratings®. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
Schwab Hedged Equity FundTM17

In general, the fund selects its long positions from stocks that are rated “A” or “B” at the time of purchase and selects its short positions from stocks that are rated “D” or “F” at the time of purchase. The fund may purchase or sell short a “C”-rated stock for purposes of diversification or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital appreciation. For more information about Schwab Equity Ratings please see the “More about Schwab’s research” section in the prospectus.
When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells a stock that it has borrowed. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices.
The fund also may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. The fund may invest in exchange traded funds and stocks of real estate investment trusts (“REITs”).
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Investment Style Risk. The fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. The fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to the fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require the fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, and could result in a loss to the fund.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. The fund’s use of short selling may reduce the risk of general equity market volatility but cannot completely eliminate the risk.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
Short Sales Risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon
18Schwab Hedged Equity FundTM

specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
Annual total returns (%) as of 12/31
Best Quarter: 11.38% Q3 2009
Worst Quarter: (12.23%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	10.46%	8.22%	5.08%
After taxes on distributions	7.19%	7.15%	4.50%
After taxes on distributions and sale of shares	8.63%	6.44%	4.05%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab Hedged Equity FundTM19

Schwab Financial Services FundTM
Ticker symbol:	SWFFX
Investment objective
The fund seeks long-term capital growth.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.54
Distribution (12b-1) fees	None
Other expenses	0.36
Total annual fund operating expenses	0.90
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$92	$287	$498	$1,108
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 75% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in equity securities issued by companies in the financial services sector. The financial services sector may include, for example, asset management firms, brokerage companies, commercial banks, financial services firms, insurance companies, real estate investment trusts (REITs), and savings and loan associations. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the financial services sector. The fund generally invests in U.S. companies and may invest in companies of all sizes.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.
To aid its stock selection, the fund uses Schwab Equity Ratings®. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks to broaden exposure among industries represented in the portfolio or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. Likewise, if a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. The portfolio managers will consider the current market environment and any potential negative impact on
20Schwab Financial Services FundTM

the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth. For more information about Schwab Equity Ratings please see the “More about Schwab’s research” section in the prospectus.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the same sector, the companies in which the fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, stocks of financial services companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of two indices. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Schwab Financial Services FundTM21

Annual total returns (%) as of 12/31
Best Quarter: 23.32% Q3 2009
Worst Quarter: (30.13%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	12.64%	13.21%	3.49%
After taxes on distributions	12.41%	13.06%	3.24%
After taxes on distributions and sale of shares	7.31%	10.59%	2.79%
Comparative Indices (reflect no deduction for expenses or taxes)
S&P 1500 SuperComposite Financial Sector Index	14.89%	13.53%	0.73%
S&P 500® Index	13.69%	15.45%	7.67%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
22Schwab Financial Services FundTM

Schwab Health Care FundTM
Ticker symbol:	SWHFX
Investment objective
The fund seeks long-term capital growth.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.53
Distribution (12b-1) fees	None
Other expenses	0.27
Total annual fund operating expenses	0.80
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$82	$255	$444	$990
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 57% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The health care sector may include, for example, drug and biotechnology companies, health care facilities operations, medical product manufacturers and suppliers, medical providers and medical services firms. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the health care sector.
The fund primarily invests in U.S. companies, but may invest up to 25% of its net assets in the stocks of publicly traded companies located in countries other than the United States. The fund’s international investments will primarily be in stocks issued by companies located in developed countries; however, it may also invest in stocks issued by companies located in emerging markets. The fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund considers any country that is not a developed country to be an emerging market country. The fund generally does not intend to hedge its exposure to foreign currencies. The fund may invest in companies of all sizes.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.
To aid its U.S. stock selection, the fund uses Schwab Equity Ratings®. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's
Schwab Health Care FundTM23

research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks to broaden exposure among industries represented in the portfolio or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. Likewise, if a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure or to help manage the volatility of the fund's portfolio relative to the fund's comparative index. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth.
To aid its international stock selection, the fund uses Schwab’s proprietary international stock research. This research ranks stocks, including stocks of certain real estate investment trusts (REITs), of publicly traded companies located in the countries in the MSCI EAFE Index plus stocks of publicly traded companies located in additional countries not included in the MSCI EAFE Index. In addition, the fund may purchase stocks that have not been ranked by Schwab’s research.
For more information on Schwab Equity Ratings and Schwab’s proprietary international stock research please see the “More about Schwab’s research” section in the prospectus.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange traded funds and stocks of REITs. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs may rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the same sector, the companies in which the fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, stocks of health care companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. To the extent the fund's investments in a single country or a limited number of countries represents a larger percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
24Schwab Health Care FundTM

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the intial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Exchange Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of two indices. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 16.01% Q1 2013
Worst Quarter: (14.55%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	21.50%	19.93%	11.74%
After taxes on distributions	17.19%	17.96%	10.76%
After taxes on distributions and sale of shares	14.19%	15.99%	9.64%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones Global Health Care Index	18.52%	16.61%	10.16%
S&P 500® Index	13.69%	15.45%	7.67%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Iain Clayton, CFA, FRM, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer
Schwab Health Care FundTM25

agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
26Schwab Health Care FundTM

Fund details
Investment objectives and more about principal risks
Schwab Large-Cap Growth FundTM
Investment objective
The fund seeks long-term capital growth.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will principally invest in the large-cap segment of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid- or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Growth Investing Risk. The fund pursues a “growth style” of investing. Growth investing focuses on a company’s prospects for growth of revenue and earnings. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks. Since growth companies usually invest a high portion of earnings in their business, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment
Fund details27

performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Schwab Core Equity FundTM
Investment objective
The fund seeks long-term capital growth.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
28Fund details

Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Schwab® International Core Equity Fund
Investment objective
The fund seeks long-term capital growth.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Fund details29

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received a rating from Schwab’s proprietary international stock research, and these stocks may underperform the fund’s stocks that receive a rating from Schwab’s proprietary international stock research.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—the fund’s performance also will lag those investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. These risks may be heightened in connection with investments in emerging markets.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the International Monetary Fund (“IMF”), or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
30Fund details

Geographic Risk. To the extent the fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Schwab Dividend Equity FundTM
Investment objective
The fund seeks current income and capital appreciation.
Fund details31

More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. In accordance with its income objective, the fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market. This may cause the fund to underperform funds that do not limit their investments to dividend paying stocks. In addition, if stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by the credit standing of the issuer and changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
32Fund details

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Schwab Small-Cap Equity FundTM
Investment objective
The fund seeks long-term capital growth.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—the fund’s performance also will lag those investments.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk,
Fund details33

correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Schwab Hedged Equity FundTM
Investment objective
The fund's principal investment objective is long-term capital appreciation over market cycles with lower volatility than the broad equity market.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it
34Fund details

were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.
Investment Style Risk. The fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. The fund’s short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to the fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the fund’s short positions is unlimited. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent the fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time. The fund’s use of short selling may reduce the risk of general equity market volatility but cannot completely eliminate that risk.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—the fund’s performance also will lag those investments.
Short Sales Risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in
Fund details35

enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Schwab Financial Services FundTM
Investment objective
The fund's goal is to seek long-term capital growth.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector’s risks. The companies in which the fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of financial services companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
36Fund details

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Schwab Health Care FundTM
Investment objective
The fund's goal is to seek long-term capital growth.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not been rated by Schwab Equity Ratings or Schwab’s proprietary international stock research, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings or a rating from Schwab’s proprietary international stock research.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector’s risks. The companies in which the fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between
Fund details37

U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of health care companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. These risks may be heightened in connection with investments in emerging markets. To the extent a fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the IMF, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
38Fund details

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
More about Schwab’s research
With the exception of the Schwab International Core Equity Fund, the funds use Schwab Equity Ratings® to aid in stock selection. Schwab Equity Ratings use a scale of “A”, “B”, “C”, “D”, and “F”, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell Investments' (“Russell”) 3000 Index and the Standard & Poor’s (“S&P”) 500 Index. Schwab's research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
A fund may purchase “C”-rated stocks, as well as hold “D”- or “F”-rated stocks, to help the portfolio managers manage the volatility of the fund’s portfolio relative to the fund’s comparative index. To the extent that the index includes a security rated “D” or “F,” the portfolio managers may continue to hold such security equal to or less than the security index weight if the portfolio managers believe that doing so would help manage the volatility of the fund’s portfolio and is in the best interest of the fund.
Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk.
The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high and growing cash return on investment, low capital intensity, and improving operating efficiency tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.
The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as relatively high levels of operating income, net assets, and cash liquidity tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.
The Momentum grade underlying the Schwab Equity Rating is based on several measures of short-term changes in investors' expectations. Stocks with attributes such as recently improving analysts' outlooks, strong and consistent price performance, and a comparison of
Fund details39

conservatively measured earnings to expectations of those earnings tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies' improving short-term performance prospects.
The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks whose institutional holdings reflect a balanced view of a stock's prospects and companies whose business activities are geographically diversified tend to have better Risk grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.
The Schwab International Core Equity Fund and the Schwab Health Care Fund use Schwab’s proprietary international stock research to aid in the selection of foreign stocks. Schwab’s proprietary international stock research evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk.
The Fundamentals grade is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high and growing cash return on investment, low capital intensity, and improving operating efficiency tend to have better Fundamentals grades.
The Valuation grade is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as relatively high levels of operating income, net assets, and cash liquidity tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades.
The Momentum grade is based on several measures of short-term changes in investors' expectations. Stocks with attributes such as recently improving analysts' outlooks, strong and consistent price performance, and a comparison of conservatively measured earnings to expectations of those earnings tend to have better Momentum grades.
The Risk grade is based upon diverse measures of investment risk. Stocks whose institutional holdings reflect a balanced view of a stock’s prospects and companies whose business activities are geographically diversified tend to have better Risk grades.
From time to time, Schwab may update the research methodology as well as the factors underlying each broad category for both Schwab Equity Ratings and Schwab’s proprietary international stock research. To the extent Schwab makes changes to the methodology or the underlying factors, the investment adviser may take several days to several weeks to evaluate the impact of those changes on a fund’s portfolio prior to transitioning to the revised research methodology. During this transition period, the funds’ portfolios may include a higher percentage of “C,” “D” or “F” rated securities.
Portfolio holdings
The funds may make various types of portfolio securities information available to shareholders. The funds will post a detailed list of the securities held by each fund at www.csimfunds.com/SchwabFunds_Prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The funds also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the funds post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds' policy and procedures on the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”). In addition, shareholders can learn more about the availability of portfolio holdings information by calling the funds at 1-800-824-5615.
40Fund details

Financial highlights
This section provides further details about each fund's financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. Each fund's independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), audited these figures. PwC’s full report is included in each fund's annual report (see back cover).
Schwab Large-Cap Growth FundTM
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	15.66	12.48	11.18	10.48	9.10
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.07	0.07	0.05
Net realized and unrealized gains (losses)	2.70	3.17	1.29	0.69	1.39
Total from investment operations	2.81	3.31	1.36	0.76	1.44
Less distributions:
Distributions from net investment income	(0.09)	(0.13)	(0.06)	(0.06)	(0.06)
Net asset value at end of period	18.38	15.66	12.48	11.18	10.48
Total return (%)	18.06	26.76	12.18	7.25	15.83
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.99	0.99	0.99	0.99	1.00 [1]
Gross operating expenses	1.04	1.05	1.05	1.05	1.04
Net investment income (loss)	0.60	1.00	0.53	0.56	0.39
Portfolio turnover rate	82	87	79	62	57
Net assets, end of period ($ x 1,000,000)	256	253	217	213	219
[1]	The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.
Financial highlights41

Schwab Core Equity FundTM
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	23.46	18.80	16.81	15.78	14.26
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.32	0.26	0.19	0.17
Net realized and unrealized gains (losses)	3.60	4.51	2.07	1.01	1.50
Total from investment operations	3.90	4.83	2.33	1.20	1.67
Less distributions:
Distributions from net investment income	(0.22)	(0.17)	(0.34)	(0.17)	(0.15)
Distributions from net realized gains	(1.66)	–	–	–	–
Total distributions	(1.88)	(0.17)	(0.34)	(0.17)	(0.15)
Net asset value at end of period	25.48	23.46	18.80	16.81	15.78
Total return (%)	17.88	25.89	13.99	7.60	11.77
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.72	0.72	0.72	0.73	0.73
Gross operating expenses	0.72	0.73	0.73	0.73	0.74
Net investment income (loss)	1.19	1.51	1.37	1.06	1.05
Portfolio turnover rate	63	80	45 [1]	35	49
Net assets, end of period ($ x 1,000,000)	2,317	2,247	1,880	1,719	1,792
[1]	Portfolio turnover excludes the impact of investment activity from a merger with another fund.
42Financial Highlights

Schwab® International Core Equity Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	9.82	7.90	7.32	7.80	7.25
Income (loss) from investment operations:
Net investment income (loss)	0.29 [1]	0.20	0.16	0.17	0.16
Net realized and unrealized gains (losses)	(0.08)	1.93	0.62	(0.46)	0.57
Total from investment operations	0.21	2.13	0.78	(0.29)	0.73
Less distributions:
Distributions from net investment income	(0.26)	(0.21)	(0.20)	(0.19)	(0.18)
Net asset value at end of period	9.77	9.82	7.90	7.32	7.80
Total return (%)	2.20	27.70	11.17	(3.89)	10.09
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.86	0.86	0.86	0.80 [2]	0.87 [3]
Gross operating expenses	0.98	1.10	1.16	1.22	1.27
Net investment income (loss)	2.95	2.40	2.45	2.32	1.85
Portfolio turnover rate	90	75	112	86	91 [4]
Net assets, end of period ($ x 1,000,000)	423	147	78	60	53
[1]	Calculated based on the average shares outstanding during the period.
[2]	The ratio of net operating expenses would have been 0.86%, if a voluntary reduction of Investment Adviser fees had not been included.
[3]	The ratio of net operating expenses would have been 0.86%, if certain non-routine expenses had not been incurred.
[4]	Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.
Financial Highlights 43

Schwab Dividend Equity FundTM
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	18.22	14.52	13.15	12.08	10.94
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.32	0.27	0.23	0.21
Net realized and unrealized gains (losses)	2.16	3.70	1.38	1.06	1.14
Total from investment operations	2.43	4.02	1.65	1.29	1.35
Less distributions:
Distributions from net investment income	(0.29)	(0.32)	(0.28)	(0.22)	(0.21)
Distributions from net realized gains	(1.19)	–	–	–	–
Total distributions	(1.48)	(0.32)	(0.28)	(0.22)	(0.21)
Net asset value at end of period	19.17	18.22	14.52	13.15	12.08
Total return (%)	14.26	27.99	12.65	10.73	12.42
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.89	0.89	0.89	0.89	0.89
Gross operating expenses	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	1.47	1.97	1.89	1.77	1.74
Portfolio turnover rate	72	64	55	31	37
Net assets, end of period ($ x 1,000,000)	2,053	1,804	1,390	1,325	1,322
44Financial Highlights

Schwab Small-Cap Equity FundTM
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	24.87	17.72	15.61	13.96	11.14
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.09	0.02	(0.01)	(0.04)
Net realized and unrealized gains (losses)	2.71	7.16	2.10	1.66	2.86
Total from investment operations	2.69	7.25	2.12	1.65	2.82
Less distributions:
Distributions from net investment income	(0.07)	(0.10)	(0.01)	–	–
Distributions from net realized gains	(2.38)	–	–	–	–
Total distributions	(2.45)	(0.10)	(0.01)	–	–
Net asset value at end of period	25.11	24.87	17.72	15.61	13.96
Total return (%)	11.67	41.10	13.57	11.82	25.31
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.10	1.10	1.12	1.11	1.12
Gross operating expenses	1.10	1.11	1.12	1.12	1.14
Net investment income (loss)	(0.10)	0.42	0.11	(0.05)	(0.26)
Portfolio turnover rate	103	84	101	72	64
Net assets, end of period ($ x 1,000,000)	666	590	388	226	219
Financial Highlights 45

Schwab Hedged Equity FundTM
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	18.62	16.36	15.32	14.79	13.45
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.10)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gains (losses)	1.99	2.36	1.12	0.58	1.42
Total from investment operations	1.91	2.26	1.04	0.53	1.34
Less distributions:
Distributions from net realized gains	(1.51)	–	–	–	–
Net asset value at end of period	19.02	18.62	16.36	15.32	14.79
Total return (%)	11.07	13.81	6.79	3.58	9.96
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.99	2.48	2.08	1.86	1.97
Net operating expenses (excluding dividend expense on short sales)	1.52 [1]	1.48 [1]	1.53 [1]	1.44 [2]	1.38 [3]
Gross operating expenses	2.02	2.52	2.13	1.88	1.99
Net investment income (loss)	(0.46)	(0.49)	(0.47)	(0.25)	(0.54)
Portfolio turnover rate	142	130	109	98	115
Net assets, end of period ($ x 1,000,000)	200	193	194	236	329
[1]	The ratio of net operating expenses would have been 1.33% for the period ended 10/31/12, 10/31/13 and 10/31/14, respectively, if stock loan fees on short sales had not been incurred.
[2]	The ratio of net operating expenses would have been 1.33% for the period ended 10/31/11, if stock loan fees on short sales and payment for state filing fees had not been included.
[3]	The ratio of net operating expenses would have been 1.31%, if stock loan fees on short sales had not been incurred.
46Financial Highlights

Schwab Financial Services FundTM
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	13.76	10.66	9.17	9.74	8.77
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.11	0.08	0.05	0.04
Net realized and unrealized gains (losses)	2.07	3.08	1.46	(0.58)	0.99
Total from investment operations	2.18	3.19	1.54	(0.53)	1.03
Less distributions:
Distributions from net investment income	(0.12)	(0.09)	(0.05)	(0.04)	(0.06)
Net asset value at end of period	15.82	13.76	10.66	9.17	9.74
Total return (%)	15.92	30.20	16.92	(5.51)	11.79
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.90	0.94	0.94	0.93 [1]	0.95 [2]
Gross operating expenses	0.95	1.03	1.10	1.06	1.04
Net investment income (loss)	0.76	0.91	0.78	0.45	0.37
Portfolio turnover rate	75	74	84	77	54
Net assets, end of period ($ x 1,000,000)	78	66	47	40	52
[1]	The ratio of net operating expenses would have been 0.94%, if payment for state filing fees had not been included.
[2]	The ratio of net operating expenses would have been 0.94%, if certain non-routine expenses had not been incurred.
Financial Highlights 47

Schwab Health Care FundTM
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	24.57	20.59	17.29	15.48	13.41
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.22	0.27	0.15	0.19
Net realized and unrealized gains (losses)	5.84	6.26	3.18	1.85	2.01
Total from investment operations	6.07	6.48	3.45	2.00	2.20
Less distributions:
Distributions from net investment income	(0.19)	(0.33)	(0.15)	(0.19)	(0.13)
Distributions from net realized gains	(2.26)	(2.17)	–	–	–
Total distributions	(2.45)	(2.50)	(0.15)	(0.19)	(0.13)
Net asset value at end of period	28.19	24.57	20.59	17.29	15.48
Total return (%)	27.06	35.46	20.10	13.00	16.49
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.80	0.82	0.82	0.81 [1]	0.82
Gross operating expenses	0.81	0.83	0.85	0.85	0.86
Net investment income (loss)	0.93	1.06	1.44	0.85	1.14
Portfolio turnover rate	57	54	60	24	37
Net assets, end of period ($ x 1,000,000)	1,064	816	511	414	410
[1]	The ratio of net operating expenses would have been 0.82%, if payment for state filing fees and a voluntary reduction of Investment Adviser fees had not been included.
48Financial Highlights

Fund management
The investment adviser for the funds is Charles Schwab Investment Management, Inc., (“CSIM”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and as of December 31, 2014, managed approximately $267 billion in assets.
As the investment adviser, CSIM oversees the asset management and administration of the funds. As compensation for these services, CSIM receives a management fee from each fund. For the 12 months ended October 31, 2014, these fees were 0.68% for the Schwab Large-Cap Growth FundTM, 0.47% for the Schwab Core Equity FundTM, 0.47% for the Schwab® International Core Equity Fund, 0.62% for the Schwab Dividend Equity FundTM, 0.81% for the Schwab Small-Cap Equity FundTM, 1.04% for the Schwab Hedged Equity FundTM, 0.54% for the Schwab Financial Services FundTM, and 0.53% for the Schwab Health Care FundTM. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.
A discussion regarding the basis for the Board of Trustees’ approval of each fund's investment advisory agreement is available in each fund's 2014 annual report, which covers the period of 11/1/13 through 10/31/14.
Jonas Svallin, CFA, Managing Director and Head of Active Equity Products, has overall responsibility for all aspects of the management of the funds and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics & research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Global (formerly Algert Coldiron Investors). Prior to joining Algert Global, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.
Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.
Iain Clayton, CFA, FRM, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund and Schwab Health Care Fund. Prior to joining CSIM in 2013, Mr. Clayton spent more than five years at SSI Investment Management, where he was a portfolio manager and director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at Allianz Global Investors (formerly RCM Capital Management) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst/assistant portfolio manager. He has also worked as a quantitative research analyst at Allianz Global Investors.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the SAI.
Fund management49

Investing in the funds
In this section, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of a fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with a fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of this prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•Each fund may take up to seven days to pay sale proceeds.
•Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds®, and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.
•You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the funds
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from the funds' transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab fund as a result of a reorganization of a fund. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.
50Investing in the funds

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients to place direct orders for a fund's shares. Eligible Investors must open an account with a fund through the fund’s transfer agent, prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by a fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:
•Each fund may take up to seven days to pay sale proceeds.
•Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds®, and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
Investing in the funds51

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund that is not a Sweep Investment or Laudus MarketMasters Fund. To exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.
The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.
Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds' transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.
52Investing in the funds

Shareholders of funds that invest in foreign securities as part of their investment strategy, such as the Schwab International Core Equity Fund and Schwab Health Care Fund, should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional policies affecting your investment
Minimum initial investment
$100
The minimum may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion.
Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of the fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of the fund.
Cash	You receive payment for all dividends and capital gain distributions.
Each fund reserves certain rights, including the following:
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive a fund’s investment minimums.
•To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.
Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds' paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds' paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Investing in the funds53

Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds' performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds' shares.
To discourage market timing, the funds' Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds' policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. Each fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds' securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each fund treats shares that have been held the longest as being redeemed first. Each fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the
54Investing in the funds

best interests of the fund and its long-term shareholders. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.
Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund's shares. Redemptions by these shareholders of their holdings in a fund may impact each fund's liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact a fund's brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Each fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). Each fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under U.S. federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Distributions and taxes
Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the funds’ SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except the Schwab Dividend Equity Fund, which typically makes income distributions at the end of the calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.csimfunds.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Dividends that are reported by the fund as qualified dividend income are eligible for a reduced maximum tax rate for individual investors. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The Schwab Dividend Equity Fund expects that the majority, or possibly all, of the fund’s ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced individual tax rates. Each of the other funds expect that a portion of each fund’s ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced individual tax rates. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have
Investing in the funds55

held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in a fund which invests in non-U.S. securities may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
56Investing in the funds

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' manager(s), about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ website at www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Numbers
Schwab Large-Cap Growth Fund	811-7704
Schwab Core Equity FundTM	811-7704
Schwab ® International Core Equity Fund	811-7704
Schwab Dividend Equity FundTM	811-7704
Schwab Small-Cap Equity FundTM	811-7704
Schwab Hedged Equity FundTM	811-7704
Schwab Financial Services FundTM	811-7704
Schwab Health Care FundTM	811-7704
REG26571-18
Schwab Active Equity Funds
Prospectus
February 27, 2015

Schwab Equity Index Funds®
Prospectus
February 27, 2015
• Schwab® S&P 500 Index Fund	SWPPX
• Schwab 1000 Index® Fund	SNXFX
• Schwab Small-Cap Index Fund®	SWSSX
• Schwab Total Stock Market Index Fund®	SWTSX
• Schwab International Index Fund®	SWISX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Equity Index Funds®

Schwab® S&P 500 Index Fund
Ticker symbol:	SWPPX
Investment objective
The fund's goal is to track the total return of the S&P 500® Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.06
Distribution (12b-1) fees	None
Other expenses	0.03
Total annual fund operating expenses[1]	0.09
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.09% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$9	$29	$51	$115
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 2% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the S&P 500® Index1. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, uses a variety of
1
Index ownership — “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management (“CSIM”). The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
Schwab® S&P 500 Index Fund1

measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments in an industry or group of industries to the extent that its comparative index is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Large-Cap Risk. Although the S&P 500 Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or mid- or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of the index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On September 9, 2009, the Investor Share class, Select Share class, and e.Shares class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to September 9, 2009, is that of the fund’s former Select Shares.
Annual total returns (%) as of 12/31
2Schwab® S&P 500 Index Fund

Best Quarter: 15.81% Q2 2009
Worst Quarter: (21.80%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	13.57%	15.36%	7.64%
After taxes on distributions	13.05%	14.94%	7.29%
After taxes on distributions and sale of shares	8.05%	12.39%	6.19%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	13.69%	15.45%	7.67%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab® S&P 500 Index Fund3

Schwab 1000 Index® Fund
Ticker symbol:	SNXFX
Investment objective
The fund's goal is to match the total return of the Schwab 1000 Index®.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.22
Distribution (12b-1) fees	None
Other expenses	0.11
Total annual operating expenses[1]	0.33
Less expense reduction	(0.04)
Total annual fund operating expenses after expense reduction[1,2]	0.29
[1]	The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.29% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$30	$93	$163	$368
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Schwab 1000 Index®. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
The Schwab 1000 Index includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund
4Schwab 1000 Index® Fund

incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments in an industry or group of industries to the extent that its comparative index is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the large- and mid-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—bonds, for instance—the fund’s performance also will lag those investments.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of two indices. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 18, 2009, is that of the fund’s former Investor Shares.
Annual total returns (%) as of 12/31
Best Quarter: 16.09% Q2 2009
Worst Quarter: (22.34%) Q4 2008
Schwab 1000 Index® Fund5

Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	12.75%	15.25%	7.72%
After taxes on distributions	11.56%	14.23%	7.11%
After taxes on distributions and sale of shares	8.10%	12.29%	6.27%
Comparative Indices (reflects no deduction for expenses or taxes)
Schwab 1000 Index	13.06%	15.58%	8.02%
S&P ® 500 Index	13.69%	15.45%	7.67%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®
Ticker symbol:	SWSSX
Investment objective
The fund's goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.15
Distribution (12b-1) fees	None
Other expenses	0.06
Total annual fund operating expenses[1]	0.21
Less expense reduction	(0.04)
Total annual fund operating expenses after expense reduction[1,2]	0.17
[1]	The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.17% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$17	$55	$96	$217
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 12% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index1. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
The Russell 2000 Index measures the performance of the small-cap sector of the U.S. equity market. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately the 2000
1
Index ownership—“Russell 2000®” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
Schwab Small-Cap Index Fund®7

smallest issuers and, as of December 31, 2014, approximately 10% of the total market capitalization of the Russell 3000 Index.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments in an industry or group of industries to the extent that its comparative index is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the small-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s performance also will lag those investments.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of the index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to August 21, 2009, is that of the fund’s former Select Shares.
8Schwab Small-Cap Index Fund®

Annual total returns (%) as of 12/31
Best Quarter: 25.57% Q2 2009
Worst Quarter: (26.86%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	4.97%	16.02%	8.60%
After taxes on distributions	3.08%	14.57%	7.23%
After taxes on distributions and sale of shares	3.93%	12.65%	6.74%
Comparative Index (reflects no deduction for expenses or taxes)
Russell 2000 Index	4.89%	15.55%	7.77%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab Small-Cap Index Fund®9

Schwab Total Stock Market Index Fund®
Ticker symbol:	SWTSX
Investment objective
The fund's goal is to track the total return of the entire U.S. stock market, as measured by The Dow Jones U.S. Total Stock Market IndexSM.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.06
Distribution (12b-1) fees	None
Other expenses	0.04
Total annual fund operating expenses	0.10
Less expense reduction	(0.01)
Total annual fund operating expenses after expense reduction[1]	0.09
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.09% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$9	$29	$51	$115
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 1% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in The Dow Jones U.S. Total Stock Market IndexSM1. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
1
Index ownership — “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management (“CSIM”). The Schwab Total Stock Market Index Fund® is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
10Schwab Total Stock Market Index Fund®

The Dow Jones U.S. Total Stock Market IndexSM includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available—currently more than 3,600 stocks. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
Because it may not be possible or practical to purchase all of the stocks included in the index, the investment adviser seeks to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, performance attributes, dividend yield, price/earnings ratio, risk factors, industry factors and other characteristics. The fund generally expects that its portfolio will include the largest 2,000 to 2,800 U.S. stocks (measured by the float-adjusted market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments in an industry or group of industries to the extent that its comparative index is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; and index rebalancing, which may result in tracking error.
Sampling Index Tracking Risk. The fund does not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—bonds, for instance—the fund’s performance also will lag those investments.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s performance also will lag those investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Schwab Total Stock Market Index Fund®11

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of the index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 18, 2009, is that of the fund’s former Select Shares.
Annual total returns (%) as of 12/31
Best Quarter: 16.24% Q2 2009
Worst Quarter: (22.54%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	12.39%	15.67%	8.10%
After taxes on distributions	11.72%	15.20%	7.72%
After taxes on distributions and sale of shares	7.42%	12.63%	6.56%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market IndexSM	12.47%	15.72%	8.09%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12Schwab Total Stock Market Index Fund®

Schwab International Index Fund®
Ticker symbol:	SWISX
Investment objective
The fund's goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.15
Distribution (12b-1) fees	None
Other expenses	0.08
Total annual fund operating expenses	0.23
Less expense reduction	(0.04)
Total annual fund operating expenses after expense reduction[1]	0.19
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.19% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$19	$61	$107	$243
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 2% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the MSCI EAFE Index1. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
1
Index ownership—“MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
Schwab International Index Fund®13

The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East, and as of December 31, 2014, it consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments in an industry or group of industries to the extent that its comparative index is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Geographic Risk. To the extent the fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when these stocks fall behind other types of investments—bonds or mid- or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
14Schwab International Index Fund®

Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of the index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus. On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to August 21, 2009, is that of the fund’s former Select Shares.
Annual total returns (%) as of 12/31
Best Quarter: 24.57% Q2 2009
Worst Quarter: (21.13%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Before taxes	(5.74%)	5.12%	4.42%
After taxes on distributions	(6.45%)	4.51%	3.94%
After taxes on distributions and sale of shares	(2.62%)	4.10%	3.68%
Comparative Index (reflects no deduction for expenses or taxes)
MSCI-EAFE Index (Net)[1]	(4.90%)	5.33%	4.43%
[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab International Index Fund®15

Fund details
Investment objectives and more about principal risks
Schwab® S&P 500 Index Fund
Investment objective
The fund's goal is to track the total return of the S&P 500® Index.
Index
The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.
Although the 500 companies in the index constitute only about 13% of all the publicly traded companies in the United States, they represent approximately 78% of the total value of the U.S. stock market, as of December 31, 2014. Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.
Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index’s smaller stocks.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Large-Cap Risk. Although the S&P 500 Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or mid- or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the Commodity
16Fund details

Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Schwab 1000 Index® Fund
Investment objective
The fund's goal is to match the total return of the Schwab 1000 Index®.
Index
The Schwab 1000 Index includes the stocks of the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.
Although there are currently more than 3,600 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 90% of the total value of all U.S. stocks, as of December 31, 2014. These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the large- and mid-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Fund details17

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—bonds or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Schwab Small-Cap Index Fund®
Investment objective
The fund's goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.
18Fund details

Index
The fund seeks to achieve its investment objective by tracking the total return of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap sector of the U.S. equity market. The index is a subset of the Russell 3000 Index, representing approximately the 2000 smallest issuers and, as of December 31, 2014, approximately 10% of the total market capitalization of the Russell 3000 Index.
Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the small-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—the fund’s performance also will lag those investments.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Fund details19

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Schwab Total Stock Market Index Fund®
Investment objective
The fund's goal is the track the total return of the entire U.S. stock market, as measured by The Dow Jones U.S. Total Stock Market IndexSM.
Index
The fund’s comparative index includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available—3,775 stocks, as of December 31, 2014. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
The U.S. stock market is commonly divided into three segments, based on market capitalization. Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market’s total value. In fact, the largest 1,000 of the market’s listed stocks represent about 91% of its total value, as of December 31, 2014.
In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund follows the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in its index, or match the securities’ weighting to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
20Fund details

Sampling Index Tracking Risk. The fund does not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—bonds or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s performance also will lag those investments.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Schwab International Index Fund®
Investment objective
The fund's goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.
Index
The fund seeks to achieve its investment objective by tracking the total return of the MSCI EAFE Index. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East, and as of December 31, 2014, it consisted of the following 21 developed market country
Fund details21

indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
Over the past decades, foreign stock markets have grown rapidly. The market value of the index captures approximately 37% of the world’s total market capitalization, as of December 31, 2014.
For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
More about the fund's principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Geographic Risk. To the extent the fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when these stocks fall behind other types of investments—bonds or mid- or small-cap stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value securities based on fair value developed using methods approved by the fund’s board of trustees. To the extent the fund calculates its net asset value (“NAV”) based on fair value prices, the fund’s performance may diverge from its index. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
22Fund details

Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Portfolio holdings
The funds may make various types of portfolio securities information available to shareholders. The funds will post a detailed list of the securities held by each fund at www.csimfunds.com/SchwabFunds_Prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The funds also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the funds post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds' policy and procedures on the disclosure of portfolio holdings is available in the SAI. In addition, shareholders can learn more about the availability of portfolio holdings information by calling the funds at 1-800-824-5615.
Fund details23

Financial highlights
This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), audited these figures. PwC’s full report is included in each fund's annual report (see back cover).
Schwab® S&P 500 Index Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	27.78	22.35	19.82	18.70	16.28
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.52	0.44	0.39	0.35
Net realized and unrealized gains (losses)	4.13	5.40	2.49	1.09	2.31
Total from investment operations	4.69	5.92	2.93	1.48	2.66
Less distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.40)	(0.36)	(0.24)
Net asset value at end of period	31.99	27.78	22.35	19.82	18.70
Total return (%)	17.16	27.06	15.09	7.97	16.50
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.09
Gross operating expenses	0.09	0.09	0.10	0.10	0.10
Net investment income (loss)	1.89	2.10	2.09	1.96	1.97
Portfolio turnover rate	2	1	2	3	2
Net assets, end of period ($ x 1,000,000)	20,473	17,121	12,687	10,909	10,007
24Financial highlights

Schwab 1000 Index® Fund
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	48.31	40.23	37.44	35.79	31.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.83	0.81	0.71	0.62	0.57
Net realized and unrealized gains (losses)	6.74	9.74	4.32	2.07	4.80
Total from investment operations	7.57	10.55	5.03	2.69	5.37
Less distributions:
Distributions from net investment income	(0.75)	(0.81)	(0.72)	(0.57)	(0.58)
Distributions from net realized gains	(1.50)	(1.66)	(1.52)	(0.47)	–
Total distributions	(2.25)	(2.47)	(2.24)	(1.04)	(0.58)
Net asset value at end of period	53.63	48.31	40.23	37.44	35.79
Total return (%)	16.36	27.85	14.38	7.60	17.51
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.29	0.29	0.29	0.29	0.29
Gross operating expenses	0.33	0.34	0.34	0.34	0.35
Net investment income (loss)	1.64	1.87	1.85	1.64	1.71
Portfolio turnover rate	4	4	4	5	5
Net assets, end of period ($ x 1,000,000)	6,586	5,887	4,848	4,552	4,575
[1]	Calculated based on the average shares outstanding during the period.
Financial Highlights 25

Schwab Small-Cap Index Fund®
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	27.62	21.26	20.55	19.18	15.14
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.42	0.33	0.25	0.22
Net realized and unrealized gains (losses)	1.76	6.94	1.89	1.37	3.97
Total from investment operations	2.11	7.36	2.22	1.62	4.19
Less distributions:
Distributions from net investment income	(0.31)	(0.50)	(0.35)	(0.20)	(0.15)
Distributions from net realized gains	(1.29)	(0.50)	(1.16)	(0.05)	–
Total distributions	(1.60)	(1.00)	(1.51)	(0.25)	(0.15)
Net asset value at end of period	28.13	27.62	21.26	20.55	19.18
Total return (%)	8.08	36.23	11.87	8.45	27.85
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.17	0.17	0.17	0.19	0.19
Gross operating expenses	0.21	0.20	0.21	0.19	0.20
Net investment income (loss)	1.27	1.76	1.63	1.18	1.23
Portfolio turnover rate	12	11	41 [2]	26	33
Net assets, end of period ($ x 1,000,000)	2,567	2,351	1,675	1,502	1,406
[1]	Calculated based on the average shares outstanding during the period.
[2]	Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.
26Financial Highlights

Schwab Total Stock Market Index Fund®
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	32.53	25.80	22.92	21.57	18.50
Income (loss) from investment operations:
Net investment income (loss)	0.60	0.57	0.47	0.41	0.37
Net realized and unrealized gains (losses)	4.49	6.70	2.83	1.33	3.02
Total from investment operations	5.09	7.27	3.30	1.74	3.39
Less distributions:
Distributions from net investment income	(0.51)	(0.54)	(0.42)	(0.39)	(0.32)
Distributions from net realized gains	(0.15)	–	–	–	–
Total distributions	(0.66)	(0.54)	(0.42)	(0.39)	(0.32)
Net asset value at end of period	36.96	32.53	25.80	22.92	21.57
Total return (%)	15.93	28.76	14.71	8.14	18.53
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.09
Gross operating expenses	0.10	0.10	0.10	0.11	0.11
Net investment income (loss)	1.79	2.02	2.02	1.79	1.85
Portfolio turnover rate	1	2	3	1	3
Net assets, end of period ($ x 1,000,000)	4,049	3,183	2,240	1,747	1,470
Financial Highlights 27

Schwab International Index Fund®
	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	19.92	16.32	16.02	17.31	16.26
Income (loss) from investment operations:
Net investment income (loss)	0.64	0.49	0.57	0.57	0.48
Net realized and unrealized gains (losses)	(0.63)	3.69	0.33	(1.38)	1.01
Total from investment operations	0.01	4.18	0.90	(0.81)	1.49
Less distributions:
Distributions from net investment income	(0.51)	(0.58)	(0.60)	(0.48)	(0.44)
Net asset value at end of period	19.42	19.92	16.32	16.02	17.31
Total return (%)	0.09	26.40	6.07	(4.83)	9.31
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.19	0.19	0.19	0.19	0.19
Gross operating expenses	0.23	0.23	0.23	0.21	0.22
Net investment income (loss)	3.42	2.88	3.66	3.26	2.88
Portfolio turnover rate	2	5	31 [1]	10	13
Net assets, end of period ($ x 1,000,000)	2,699	2,205	1,415	1,375	1,471
[1]	Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.
28Financial Highlights

Fund management
The investment adviser for the funds is Charles Schwab Investment Management, Inc., (“CSIM”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and as of December 31, 2014, managed approximately $267 billion in assets.
As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended October 31, 2014, these fees were 0.06% for the Schwab S&P 500 Index Fund, 0.18% for the Schwab 1000 Index® Fund, 0.11% for the Schwab Small-Cap Index Fund®, 0.05% for the Schwab Total Stock Market Index Fund®, and 0.11% for the Schwab International Index Fund®. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.
A discussion regarding the basis for the Board of Trustees’ approval of each fund's investment advisory agreement is available in each fund's 2014 annual report, which covers the period of 11/1/13 through 10/31/14.
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the funds, except Schwab Total Stock Market Index Fund and Schwab International Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in September 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Passive Equity Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the SAI.
Fund management29

Investing in the funds
In this section, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of a fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with a fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of this prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•Each fund may take up to seven days to pay sale proceeds.
•Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds®, and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.
•You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the funds
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from the funds' transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab fund as a result of a reorganization of a fund. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.
30Investing in the funds

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients to place direct orders for the fund's shares. Eligible Investors must open an account with a fund through the fund’s transfer agent, prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by a fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:
•Each fund may take up to seven days to pay sale proceeds.
•Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds®, and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
Investing in the funds31

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund that is not a Sweep Investment or Laudus MarketMasters Fund. To exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.
The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.
Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds' transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.
32Investing in the funds

Shareholders of the Schwab International Index Fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional policies affecting your investment
Minimum initial investment
$100
The minimum may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion.
Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of the fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of the fund.
Cash	You receive payment for all dividends and capital gain distributions.
Each fund reserves certain rights, including the following:
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive a fund’s investment minimums.
•To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.
Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds' paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds' paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Fund	Shareholder Servicing Fee
Schwab S&P 500 Index Fund	0.02%
Investing in the funds33

Fund	Shareholder Servicing Fee
Schwab 1000 Index Fund	0.10%
Schwab Small-Cap Index Fund	0.02%
Schwab Total Stock Market Index Fund	0.02%
Schwab International Index Fund	0.02%
Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds' performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds' shares.
To discourage market timing, the funds' Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds' policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. Each fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds' securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
34Investing in the funds

Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each fund treats shares that have been held the longest as being redeemed first. Each fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund and its long-term shareholders. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.
Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund's shares. Redemptions by these shareholders of their holdings in a fund may impact each fund's liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact a fund's brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Each fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). Each fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under U.S. federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Distributions and taxes
Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the funds’ SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.csimfunds.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you
Investing in the funds35

have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in a fund which invests in non-U.S. securities may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
36Investing in the funds

Notes

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' manager(s), about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ website at www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Numbers
Schwab ® S&P 500 Index Fund	811-7704
Schwab 1000 Index® Fund	811-6200
Schwab Small-Cap Index Fund®	811-7704
Schwab Total Stock Market Index Fund®	811-7704
Schwab International Index Fund®	811-7704
REG13644-23
Schwab Equity Index Funds®
Prospectus
February 27, 2015

Prospectus
February 27, 2015
COMMAND PERFORMANCETM
Laudus MarketMasters Funds®
Laudus Small-Cap MarketMasters FundTM
Investor Shares	SWOSX
Select Shares	SWMSX
Laudus International MarketMasters FundTM
Investor Shares	SWOIX
Select Shares	SWMIX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Laudus MarketMasters Funds®

Laudus Small-Cap MarketMasters Fund™
Ticker Symbols	Investor Shares: SWOSX	Select Shares®: SWMSX
Investment objective
The fund seeks long-term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
	Investor Shares	Select Shares®
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.17	1.17
Distribution (12b-1) fees	None	None
Other expenses	0.39	0.34
Total annual fund operating expenses	1.56	1.51
Less expense reduction	(0.21)	(0.31)
Total annual fund operating expenses after expense reduction[1]	1.35	1.20
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.35% and 1.20%, respectively, for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Investor Shares	$137	$ 428	$ 739	$1,624
Select Shares	$122	$381	$660	$1,455
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 79% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion, so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.
Charles Schwab Investment Management, Inc. (CSIM) allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund. CSIM may also directly manage portions of the fund during transitions between investment managers.
Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the fund’s assets. At the same time, each investment manager invests
Laudus Small-Cap MarketMasters Fund™1

within a specific market capitalization range and investment style under the general supervision of CSIM. CSIM has developed parameters for each investment manager based on CSIM’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, CSIM attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.
CSIM may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use futures contracts as a substitute for investing directly in an underlying asset or to increase returns.
The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund’s portfolio turnover rate and transaction costs may rise, which may lower fund performance and increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid- and Small-Cap Risk. Historically, mid- and small-cap stocks have been riskier than large-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Mid- and small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small- or mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s performance also will lag those investments.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/laudusfunds_prospectus.
Annual total returns (%) as of 12/31
Investor Shares
Best Quarter: 17.90% Q2 2009
Worst Quarter: (24.50%) Q4 2008
2Laudus Small-Cap MarketMasters Fund™

Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years	Since Inception
Investor Shares
Before taxes	2.34%	12.16%	5.90%	6.40% [1]
After taxes on distributions	1.81%	12.04%	5.38%	5.64% [1]
After taxes on distributions and sale of shares	1.72%	9.72%	4.73%	5.02% [1]
Select Shares®
Before taxes	2.47%	12.33%	6.07%	6.92% [2]
Comparative Index (reflects no deduction for expenses or taxes)
Russell 2000 Index	4.89%	15.55%	7.77%	7.39% [3]
[1]	Inception: 9/16/97
[2]	Inception: 6/9/04
[3]	From: 9/16/97
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Fund management
The fund’s investment adviser is Charles Schwab Investment Management, Inc.
Portfolio manager
Omar Aguilar, Senior Vice President and Chief Investment Officer of Equities of the investment adviser, has managed the fund since May 2011.
Investment managers
The fund has three investment managers: Mellon Capital Management Corp., BMO Asset Management Corp. and Wellington Management Company LLP. The table below shows investment managers that are (or are expected to be) responsible for managing more than 30% of the fund’s assets, and the portfolio managers serving as portfolio managers for those investment managers.
Investment manager and address	Year founded/assets under management (as of 12/31/2014)
BMO Asset Management Corp.	Founded: 1973
115 South LaSalle Street Chicago, IL 60603	$37 billion

Portfolio manager(s)	Employment experience
Patrick M. Gundlach, CFA, Managing Director and Portfolio Manager	Began his investment career in 2002. Joined BMO AM in 2004. Has served as portfolio manager for the fund since 2013. Mr. Gundlach holds a BBA and MS in Finance from the University of Wisconsin-Madison and is a CFA Charterholder.
Kenneth S. Salmon, Managing Director and Portfolio Manager	Began his investment career in 1986. Joined BMO AM in 2000. Has served as portfolio manager for the fund since 2013. Mr. Salmon holds a BA degree from State University of New York at Potsdam.

Investment manager and address	Year founded/assets under management (as of 12/31/2014)
Wellington Management Company LLP	Founded: 1933
280 Congress Street Boston, MA 02210	$914 billion

Portfolio manager(s)	Employment experience
Timothy J. McCormack, CFA Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.
Shaun F. Pederson Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.
For more information on the fund’s other investment managers, please see the “Fund details” and “Fund management” sections in the prospectus.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
Laudus Small-Cap MarketMasters Fund™3

•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the Investor Shares of the fund is $100, and $50,000 for Select Shares of the fund. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Laudus Small-Cap MarketMasters Fund™

Laudus International MarketMasters Fund™
Ticker Symbols	Investor Shares: SWOIX	Select Shares®: SWMIX
Investment objective
The fund seeks long-term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
	Investor Shares	Select Shares®
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.26	1.26
Distribution (12b-1) fees	None	None
Other expenses	0.33	0.21
Total annual fund operating expenses	1.59	1.47
Less expense reduction	(0.19)	(0.22)
Total annual fund operating expenses after expense reduction[1]	1.40	1.25
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.40% and 1.25%, respectively, for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Investor Shares	$143	$443	$ 766	$1,680
Select Shares	$127	$ 397	$686	$ 1,511
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 74% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund normally invests a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets, but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
Charles Schwab Investment Management, Inc. (CSIM) allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund. CSIM may also directly manage portions of the fund during transitions between investment managers.
Laudus International MarketMasters Fund™5

Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the fund’s assets. At the same time, each investment manager invests within a specific market capitalization range and investment style under the general supervision of CSIM. CSIM has developed parameters for each investment manager based on CSIM’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, CSIM attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.
CSIM may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use futures contracts as a substitute for investing directly in an underlying asset or to increase returns. The fund may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.
The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund’s portfolio turnover rate and transaction costs may rise, which may lower fund performance and increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Large-and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s performance also will lag those investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These restrictions may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
6Laudus International MarketMasters Fund™

Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/laudusfunds_prospectus.
Annual total returns (%) as of 12/31
Investor Shares
Best Quarter: 27.81% Q2 2009
Worst Quarter: (25.19%) Q4 2008
Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years	Since Inception
Investor Shares
Before taxes	(6.20%)	8.26%	7.22%	8.63% [1]
After taxes on distributions	(6.34%)	8.14%	6.83%	7.59% [1]
After taxes on distributions and sale of shares	(3.08%)	6.73%	6.10%	6.96% [1]
Select Shares®
Before taxes	(6.05%)	8.43%	7.38%	7.94% [2]
Comparative Indices (reflect no deduction for expenses or taxes)
MSCI EAFE Index (Net)[3]	(4.90%)	5.33%	4.43%	4.67%
MSCI EAFE Index (Gross)	(4.48%)	5.81%	4.91%	5.08% [4]
[1]	Inception: 10/16/96
[2]	Inception: 4/2/04
[3]	Effective February 28, 2014, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	From: 10/16/96
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Fund management
The fund’s investment adviser is Charles Schwab Investment Management, Inc.
Portfolio manager
Omar Aguilar, Senior Vice President and Chief Investment Officer of Equities of the investment adviser, has managed the fund since May 2011.
Investment managers
The fund has five investment managers: American Century Investment Management, Inc., Harris Associates L.P., Mellon Capital Management Corp., Mondrian Investment Partners Limited and William Blair & Company, LLC. As of December 31, 2014, none of the investment managers managed more than 30% of the fund’s assets nor are any expected to manage more than 30% of the fund’s assets. For information on the fund’s investment managers, please see the “Fund details” and “Fund management’’ sections in the prospectus.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
Laudus International MarketMasters Fund™7

The minimum initial investment for Investor Shares of the fund is $100, and $50,000 for Select Shares of the fund. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8Laudus International MarketMasters Fund™

Fund details
Laudus Small-Cap MarketMasters Fund™
Investment objective
The fund seeks long-term capital appreciation.
More about the fund’s investment managers and principal risks
The fund’s investment adviser, CSIM, acts as “manager of managers” for the fund. In this role, CSIM, subject to approval by the fund’s Board of Trustees, hires investment managers to manage portions of the fund’s assets.
The following table identifies the fund’s investment managers as of December 31, 2014, their areas of focus, and approximate asset allocation.
Investment manager	Investment Style	Approximate allocation of net assets (%)[1]
BMO Asset Management Corp.	Small-cap growth	41.62%
Mellon Capital Management Corp.	Small-cap blend	9.51%
Wellington Management Company LLP	Small-cap value	44.59%
Cash and other assets	—	4.26%
[1]	Allocations may not add to 100% due to rounding.
BMO Asset Management Corp. (“BMO AM”). Using a bottom-up fundamental approach, BMO AM seeks to invest in stocks exhibiting strong and improving growth characteristics. BMO AM will adhere to its investment philosophy based on the premise that a portfolio of small-cap stocks with improving business fundamentals, and explainable and sustainable catalysts for growth, is expected to provide superior returns to the Russell 2000 Growth Index over time.
Mellon Capital Management Corp. (“Mellon Capital”) seeks to track the returns of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. Mellon Capital’s experienced team of portfolio managers seeks to execute on this strategy by employing a risk-controlled, cost-effective approach. Specifically, in managing their allocation from the fund, the portfolio managers intend to employ a full index replication approach for assets greater than $50 million, and index sampling where assets allocated to Mellon Capital fall below $50 million.
When trading in the open market, Mellon Capital employs a strategic trading approach to minimize transaction costs and preserve value. This approach allows the portfolio managers to minimize market impact by trading small blocks and to take advantage of any favorable movement of the stock price when other managers move into and out of the market.
Furthermore, when index composition changes as a result of corporate actions, Mellon Capital’s portfolio managers screen all potential trades against a list of securities that have pending corporate action activities and evaluate the terms of the corporate action to determine whether the security should be traded or omitted from the trade. The economic value of the alternatives is thoroughly analyzed to maximize the value of client portfolios.
Additionally, when portfolio managers anticipate upcoming changes to the composition of an index, they use dividend cash flows to fund shares purchases to the extent possible. Mellon Capital continually looks for opportunities to allocate cash inflows towards expected index constituent changes in order to minimize transaction costs.
Wellington Management Company LLP (“Wellington Management”) selects stocks using a bottom-up, value-oriented investment approach, employing proprietary fundamental research to identify securities of issuers that Wellington Management believes are undervalued. Wellington Management focuses on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, Wellington Management seeks to identify those companies which possess one or more of the following characteristics: a history of above-average rates of profitability, a strong and sustainable competitive position within a market niche, robust cash flows that build the value of the business or fund measures that otherwise benefit shareholders over time, financial structures that are more conservative than the relevant industry average, and quality management with incentives aligned with shareholders.
Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Fund details9

Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid- and Small-Cap Risk. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, there may be less activity in smaller company stocks than in larger company stocks and, as a result, trading may have a greater impact on the stock price of smaller companies. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s performance also will lag those investments.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund's investment managers apply their own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. These risks may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the initial amount invested. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Laudus International MarketMasters Fund™
Investment objective
The fund seeks long-term capital appreciation.
10Fund details

More about the fund’s investment managers and principal risks
The fund’s investment adviser, CSIM, acts as “manager of managers” for the fund. In this role, CSIM, subject to approval by the fund’s Board of Trustees, hires investment managers to manage portions of the fund’s assets.
The following table identifies the fund’s investment managers as of December 31, 2014, their areas of focus, and approximate asset allocation.
Investment manager	Investment style	Approximate allocation of net assets (%)[1]
American Century Investment Management, Inc.	International small-cap growth	24.62%
Harris Associates L.P.	International large-cap value	22.20%
Mellon Capital Management Corp.	International blend	4.73%
Mondrian Investment Partners Limited	International small-cap value	22.94%
William Blair & Company, LLC	International multi-cap growth	20.94%
Cash and other assets	—	4.47%
[1]	Allocations may not add to 100% due to rounding.
American Century Investment Management, Inc.’s (“American Century”) portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that they make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.
Using a variety of analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
The portion of the fund’s assets managed by American Century are invested primarily in equity securities of companies that are small-sized at the time of purchase and are located in developed foreign countries or emerging market countries. The portfolio managers generally consider small-sized companies to include those with a market capitalization within the range of the MSCI ACWI ex-US Small-Cap Growth Index; however the portfolio managers do not eliminate companies from consideration based solely on market capitalization. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest in medium- and large-sized companies.
In addition to locating strong companies with earnings, revenue and/or cash flow growth, the portfolio managers believe that it is important to diversify the fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.
Harris Associates L.P. (“Harris”) uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the fund’s investment objective. Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.
In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, Harris uses independent, in-house research to analyze each company. As part of this selection process, Harris’ analysts typically visit companies and conduct other
Fund details11

research on the companies and their industries. Once Harris determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, Harris generally will consider buying that stock for the fund. Harris usually sells a stock when the price approaches its estimated worth. This means Harris sets specific “buy” and “sell” targets for each stock held by the fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.
Mellon Capital seeks to track the returns of the MSCI-EAFE Index. This index is a free float-adjusted market capitalization index that is designed to measure market equity performance in Europe, Australasia and the Far East. Mellon Capital’s experienced team of portfolio managers seeks to execute on this strategy by employing a risk-controlled, cost-effective approach. Specifically, in managing their allocation from the fund, the portfolio managers intend to employ a full index replication approach for assets greater than $50 million, and index sampling where assets allocated to Mellon Capital fall below $50 million.
When trading in the open market, Mellon Capital employs a strategic trading approach to minimize transaction costs and preserve value. This approach allows the portfolio managers to minimize market impact by trading small blocks and to take advantage of any favorable movement of the stock price when other managers move into and out of the market.
Furthermore, when index composition changes as a result of corporate actions, Mellon Capital’s portfolio managers screen all potential trades against a list of securities that have pending corporate action activities and evaluate the terms of the corporate action to determine whether the security should be traded or omitted from the trade. The economic value of the alternatives is thoroughly analyzed to maximize the value of client portfolios.
Additionally, when portfolio managers anticipate upcoming changes to the composition of the index, they use dividend cash flows to fund shares purchases to the extent possible. Mellon Capital continually looks for opportunities to allocate cash inflows towards expected index constituent changes in order to minimize transaction costs.
Mondrian Investment Partners Limited (“Mondrian”) In managing its segment of the fund’s assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment’s total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.
William Blair & Company, LLC (“William Blair”) seeks companies that historically have had superior growth, profitability and quality relative to companies within the same industry worldwide, and that are expected to continue such performance. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. William Blair will vary the geographic diversification and types of securities based upon their continuous evaluation of economic, market and political trends throughout the world, by considering such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Companies become candidates for sale if their long-term growth outlook is compromised or if management’s actions alter the outlook or risk profile for the business.
Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more
12Fund details

established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s performance also will lag those investments.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund's investment managers apply their own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. These risks may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Large- and Mid-Cap Risk. Certain of the risks of this fund are associated with its investments in the large- and mid-cap segments of the stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s performance also will lag those investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund's investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of the fund that focuses its investments in foreign securities will lag these investments. To the extent that the fund invests a significant portion of its assets in any one country, the fund will be subject to a greater risk of loss or volatility than if the fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.
Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a principal’s failure, inability or refusal to perform with respect to such contracts.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Fund details13

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the initial amount invested. The use of derivatives, subject to regulation by the CFTC, could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Portfolio holdings
The funds may make various types of portfolio securities information available to shareholders. The funds will post a detailed list of the securities held by each fund at www.csimfunds.com/laudusfunds_prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The funds also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the funds post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI. In addition, shareholders can learn more about the availability of portfolio holdings information by calling the funds at 1-800-447-3332.
14Fund details

Financial highlights
This section provides further details about the financial history of each share class of each fund for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in each fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the funds’ annual report (see back cover).
Laudus Small-Cap MarketMasters FundTM
Investor Shares	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	17.28	13.14	11.99	11.52	9.40
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.02)	(0.10)	(0.09)	(0.08)
Net realized and unrealized gains (losses)	0.79	4.16	1.25	0.56	2.20
Total from investment operations	0.74	4.14	1.15	0.47	2.12
Net asset value at end of period	18.02	17.28	13.14	11.99	11.52
Total return (%)	4.28	31.51	9.59	4.08	22.55
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.35	1.35	1.42 [2]	1.46	1.46
Gross operating expenses	1.56	1.59	1.59	1.51	1.50
Net investment income (loss)	(0.26)	(0.16)	(0.79)	(0.70)	(0.72)
Portfolio turnover rate	79	97	144	95	78
Net assets, end of period ($ x 1,000,000)	70	76	65	62	68

Select Shares	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	17.56	13.33	12.14	11.64	9.49
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.00)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gains (losses)	0.79	4.23	1.27	0.57	2.21
Total from investment operations	0.77	4.23	1.19	0.50	2.15
Net asset value at end of period	18.33	17.56	13.33	12.14	11.64
Total return (%)	4.39	31.73	9.80	4.30	22.66
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.20	1.20	1.27 [2]	1.31	1.32 [3]
Gross operating expenses	1.51	1.53	1.51	1.45	1.45
Net investment income (loss)	(0.13)	(0.03)	(0.60)	(0.54)	(0.58)
Portfolio turnover rate	79	97	144	95	78
Net assets, end of period ($ x 1,000,000)	122	113	88	219	337
[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
[3]	The ratio of net operating expenses would have been 1.31%, if certain non-routine expense had not been incurred.
Financial highlightsFinancial Highlights 15

Laudus International MarketMasters FundTM
Investor Shares	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	23.68	19.03	17.45	18.36	15.04
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.23	0.21	0.16	0.09
Net realized and unrealized gains (losses)	(0.66)	4.85	1.52	(0.85)	3.41
Total from investment operations	(0.41)	5.08	1.73	(0.69)	3.50
Less distributions:
Distributions from net investment income	(0.32)	(0.43)	(0.15)	(0.22)	(0.18)
Net asset value at end of period	22.95	23.68	19.03	17.45	18.36
Total return (%)	(1.73)	27.23	10.05	(3.87)	23.47
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.40	1.40	1.53 [1]	1.59	1.60
Gross operating expenses	1.59	1.60	1.62	1.60	1.62
Net investment income (loss)	1.06	1.10	1.19	0.80	0.53
Portfolio turnover rate	74	65	68	78	83
Net assets, end of period ($ x 1,000,000)	631	675	592	665	849

Select Shares	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12	11/1/10– 10/31/11	11/1/09– 10/31/10
Per-Share Data ($)
Net asset value at beginning of period	23.68	19.03	17.46	18.38	15.05
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.28	0.25	0.19	0.10
Net realized and unrealized gains (losses)	(0.65)	4.83	1.50	(0.86)	3.43
Total from investment operations	(0.37)	5.11	1.75	(0.67)	3.53
Less distributions:
Distributions from net investment income	(0.36)	(0.46)	(0.18)	(0.25)	(0.20)
Net asset value at end of period	22.95	23.68	19.03	17.46	18.38
Total return (%)	(1.57)	27.43	10.20	(3.76)	23.68
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.25	1.25	1.37 [1]	1.45	1.48 [2]
Gross operating expenses	1.47	1.44	1.47	1.47	1.50
Net investment income (loss)	1.20	1.26	1.40	0.99	0.69
Portfolio turnover rate	74	65	68	78	83
Net assets, end of period ($ x 1,000,000)	1,592	1,590	1,062	961	948
[1]	Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
[2]	The ratio of net operating expenses would have been 1.47% if certain non-routine expenses had not been incurred.
16Financial Highlights

Fund management
The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 211 Main Street, San Francisco, CA 94105. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®, Schwab ETFs® and Laudus Funds®. As of December 31, 2014, CSIM managed approximately $267 billion in assets.
Subject to oversight by the funds’ Board of Trustees, the investment adviser acts as the “manager of managers” for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds’ Board of Trustees. The funds and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.
As the investment adviser, CSIM oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended October 31, 2014, these fees were 0.99% for the Laudus Small-Cap MarketMasters Fund™ and 1.08% for the Laudus International MarketMasters Fund™. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives from the funds.
A discussion regarding the basis for the Board of Trustees’ approval of a fund’s investment advisory agreement and sub-advisory agreements is available in the fund’s 2014 annual report, which covers the period of November 1, 2013 through October 31, 2014.
Omar Aguilar, Ph.D., Senior Vice President and Chief Investment Officer of Equities, has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing assets from leading retirement plan sponsors in the defined contribution market. Prior to joining Financial Engines in 2009, Mr. Aguilar was the head of quantitative equity for ING Investment Management, where he was responsible for building and developing the firm’s quantitative equity group. He joined ING in 2004 from Lehman Brothers, where he served as the head of quantitative research for its alternative investment management business. Prior to that, he was a director of quantitative research and portfolio manager with Merrill Lynch Investment Management and Bankers Trust.
The funds’ investment managers
The table below shows each fund’s current investment managers and the individuals who serve as portfolio managers for each investment manager’s portion of fund assets.
Laudus Small-Cap MarketMasters Fund™
Investment manager and address	Year founded/ assets under management (as of 12/31/14)	Portfolio manager(s)	Employment experience
BMO Asset Management Corp. 115 South LaSalle Street Chicago, IL 60603	Founded: 1973 $37 billion	Patrick M. Gundlach, CFA Managing Director and Portfolio Manager	Began his investment career in 2002. Joined BMO AM in 2004. Has served as portfolio manager for the fund since 2013. Mr. Gundlach holds a BBA and MS in Finance from the University of Wisconsin-Madison and is a CFA Charterholder.
		Kenneth S. Salmon, Managing Director and Portfolio Manager	Began his investment career in 1986. Joined BMO AM in 2000. Has served as portfolio manager for the fund since 2013. Mr. Salmon holds a BA degree from State University of New York at Potsdam.

Fund management17

Investment manager and address	Year founded/ assets under management (as of 12/31/14)	Portfolio manager(s)	Employment experience
Mellon Capital Management Corp. 50 Fremont St., Suite 3900 San Francisco, CA 94105	Founded: 1983 $384 billion	Karen Q. Wong, CFA Managing Director, Head of Equity Portfolio Management	Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000. She holds a MBA from San Francisco State University in Finance, and a BS from San Francisco State University in Accounting and Statistics.
		Richard A. Brown, CFA Managing Director, Senior Portfolio Manager, Team Leader	Mr. Brown is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 1995. He holds an MBA from California State University at Hayward.
		Thomas J. Durante, CFA Managing Director, Senior Portfolio Manager, Team Leader	Mr. Durante is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 2000. He holds a B.A. degree from Fairfield University in Accounting.

Wellington Management Company LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $914 billion	Timothy J. McCormack, CFA Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.
		Shaun F. Pederson, Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the funds’ SAI.
Laudus International MarketMasters Fund™
Investment manager and address	Year founded/ assets under management (as of 12/31/14)	Portfolio manager(s)	Employment experience
American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	Founded: 1958 $145.6 billion	Trevor Gurwich, Vice President and Senior Portfolio Manager	Rejoined the team that manages International Small Cap Strategy in 2005. He previously was a member of the team from 2001 until 2002. He joined American Century Investments in 1998 and became a portfolio manager in 2001.
18Fund management

Investment manager and address	Year founded/ assets under management (as of 12/31/14)	Portfolio manager(s)	Employment experience
		Federico Laffan, Vice President and Portfolio Manager	Has been a member of the team that manages International Small Cap strategy since 2014 after previously being on the team from 2001 to 2008. He joined American Century Investments in 2001 and became a portfolio manager in 2004.

Harris Associates L.P. 111 S. Wacker Drive Suite 4600 Chicago, IL 60606	Founded: 1976 $131.7 billion	David G. Herro, CFA, Deputy Chairman, Chief Investment Officer, International Equities and Portfolio Manager	Began his investment career in 1986. Joined Harris Associates in 1992. Mr. Herro holds a BS from the University of Wisconsin-Platteville and a MA from the University of Wisconsin-Milwaukee.
		Robert A. Taylor, CFA, Vice President, Director of International Research and Portfolio Manager	Joined Harris Associates in 1994 as an International Analyst and was named Director of International Research in the fall of 2004. Mr. Taylor holds a BBA from the University of Wisconsin-Madison.

Mellon Capital Management Corp. 50 Fremont St., Suite 3900 San Francisco, CA 94105	Founded: 1983 $384 billion	Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management	Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000. She holds a MBA from San Francisco State University in Finance, and a BS from San Francisco State University in Accounting and Statistics.
		Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader	Mr. Brown is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 1995. He holds an MBA from California State University at Hayward.
		Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader	Mr. Durante is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 2000. He holds a B.A. degree from Fairfield University in Accounting.

Mondrian Investment Partners Limited Fifth Floor 10 Gresham Street London EC2V 7JD	Founded: 1990 $64 billion	Ormala Krishnan, PhD (Investment and Finance), CIO – Small Cap Equities primarily responsible for day-to-day management and investment decisions.	Began investment career in 1993. Joined Mondrian in May 2000 as a portfolio manager, emerging markets. Named to current position in 2013 and currently heads the international small capitalization team.
Fund management19

Investment manager and address	Year founded/ assets under management (as of 12/31/14)	Portfolio manager(s)	Employment experience
		Frances M. Cuthbert Senior Portfolio Manager	Ms. Cuthbert is a graduate of the University of Edinburgh where she completed a MA (Hons) degree in Economics. She commenced her career at Deutsche Bank before joining Mondrian in 1999 with responsibilities in the International Small Capitalization Team. Ms. Cuthbert is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.
		Aidan Nicholson Senior Portfolio Manager	Having graduated from Pembroke College, Oxford with a Masters in Engineering, Economics & Management, Mr. Nicholson worked at Cazenove & Co. in the UK Smaller Companies Team, before moving to Mondrian in 2003 where he is a Senior Portfolio Manager on the International Small Capitalization Team. Mr. Nicholson is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

William Blair & Company, LLC 222 West Adams St. Chicago, IL 60606	Founded: 1935 $62.9 billion	Jeffrey A. Urbina, Partner, Portfolio Manager	Jeffrey A. Urbina joined William Blair & Company in 1996 as an international portfolio manager. Prior to joining the firm, he was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager for the Van Kampen American Capital Navigator Fund. Prior to that, he spent ten years at Citicorp in various capacities. Mr. Urbina has the Chartered Financial Analyst designation and is a member of the CFA Institute. Education. He holds a BA from Northwestern University and an MBA from Northwestern University Kellogg Graduate School of Management.
20Fund management

Investment manager and address	Year founded/ assets under management (as of 12/31/14)	Portfolio manager(s)	Employment experience
		Simon Fennell, Partner, Portfolio Manager	Simon Fennell joined William Blair & Company in 2011. Prior to joining the firm, Mr. Fennell was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Mr. Fennell holds an MA from the University of Edinburgh and an MBA from Cornell University’s Johnson Graduate School of Management.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the funds’ SAI.
Fund management21

Investing in the funds
In this section, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the funds’ transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of the prospectus. If you do not exercise one of these options within ninety days, the fund reserves the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•The fund may take up to seven days to pay sale proceeds.
•The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the funds
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from the fund's transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Fund as a result of a reorganization of a fund. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the fund are subject to involuntary redemption by the fund.
22Investing in the funds

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by a fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:
•The fund may take up to seven days to pay sale proceeds.
•The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
Investing in the funds23

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by an exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.
The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.
Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.
24Investing in the funds

Shareholders of the Laudus International MarketMasters Fund™ should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional policies affecting your investment
Investment minimums
Choose a fund and share class then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact the fund, Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares—conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, each fund reserves the right to (i) convert your Select Share holdings to Investor Shares of the same fund; or (ii) redeem your holdings. A fund will notify you in writing 60 days before any automatic conversion or redemption occurs. Select Shares may not be available through intermediaries other than Schwab.
Share class	Minimum initial investment	Minimum balance
Investor Shares	$100	None
Select Shares®	$50,000	$40,000
These minimums may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion. Investment advisers may aggregate investments across client accounts in order to reach the Select Shares initial minimum investment and minimum balance requirements.
Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of the fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.
Cash	You receive payment for all dividends and capital gain distributions.
Each fund reserves certain rights, including the following:
•If your account balance falls below the stated minimum balance requirement for the Select Shares for any reason, to automatically convert your holdings to Investor Shares of that same fund upon 60 days written notice or to automatically redeem your shares upon 60 days written notice.
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive a fund’s investment minimums.
•To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.
Investing in the funds25

Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables a fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds' paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds' paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.20% for Select Shares and 0.25% for Investor Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds) and a fund will pay no more than 0.20% for Select Shares and 0.25% for Investor Shares of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
In order to discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage”
26Investing in the funds

market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each fund treats shares that have been held the longest as being redeemed first. Each fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund and its long-term shareholders. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.
Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund's shares. Redemptions by these shareholders of their holdings in a fund may impact a fund's liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact a funds' brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of the funds’ overall obligation to deter money laundering under U.S. federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.
Distributions and taxes
Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the funds’ SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
Investing in the funds27

As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s year-end distribution, if any, may be made available on the fund’s website: www.csimfunds.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for one-year or less, long-term if you held the shares longer. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent of a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in the Laudus International MarketMasters Fund™ may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.
At the beginning of every year, each fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if shareholders fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the funds, as discussed in more detail in the funds’ SAI. Furthermore, the funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
28Investing in the funds

A fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund’s return on those securities would be decreased. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions. If more than 50% of a fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.
To the extent such investments are permissible for a fund, the fund’s transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, and wash sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the 50 Investing in the funds holding periods of the fund’s securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund’s use of such transactions may result in the fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
The foregoing is a general summary of the federal income tax consequences of investing in a fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in a fund in light of each shareholder’s particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.
Investing in the funds29

Notes

Prospectus
February 27, 2015
Command PerformanceTM
Laudus MarketMasters Fund
To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about a funds' holdings and detailed financial information about a funds. Annual reports also contain information from a funds' managers about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab at 1-800-435-4000. In addition, you may visit www.csimfunds.com/laudusfunds_prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Numbers
Laudus MarketMasters Funds	811-7704
REG23308-25

Statement Of Additional Information
SCHWAB CAPITAL TRUST
Schwab Balanced Fund™	SWOBX
SCHWAB MARKETTRACK PORTFOLIOS®
Schwab MarketTrack All Equity Portfolio – Investor Shares	SWEGX
Schwab MarketTrack Growth Portfolio – Investor Shares	SWHGX
Schwab MarketTrack Balanced Portfolio – Investor Shares	SWBGX
Schwab MarketTrack Conservative Portfolio - Investor Shares	SWCGX
SCHWAB TARGET FUNDS
Schwab Target 2010 Fund	SWBRX
Schwab Target 2015 Fund	SWGRX
Schwab Target 2020 Fund	SWCRX
Schwab Target 2025 Fund	SWHRX
Schwab Target 2030 Fund	SWDRX
Schwab Target 2035 Fund	SWIRX
Schwab Target 2040 Fund	SWERX
Schwab Target 2045 Fund	SWMRX
Schwab Target 2050 Fund	SWNRX
Schwab Target 2055 Fund	SWORX
February 27, 2015
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated February 27, 2015 (each as amended from time to time).
The funds’ audited financial statements from the funds’ annual reports for the fiscal year ended October 31, 2014, are incorporated by reference into this SAI. A copy of a fund’s 2014 annual report is delivered with the SAI.
For a free copy of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. For TDD service call 1-800-345-2550. In addition, you may visit the Schwab Funds’ website at: http://www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
Each fund is a series of Schwab Capital Trust (the “trust”). The funds are part of the Schwab complex of funds (“Schwab Funds”).
REG-72330-02

INVESTMENT OBJECTIVES
The Schwab Balanced Fund™ seeks capital growth and income.
The Schwab MarketTrack All Equity Portfolio™ seeks high capital growth through an all-stock portfolio.
The Schwab MarketTrack Growth Portfolio™ seeks high capital growth with less volatility than an all-stock portfolio.
The Schwab MarketTrack Balanced Portfolio™ seeks both capital growth and income.
The Schwab MarketTrack Conservative Portfolio™ seeks income and more growth potential than an all-bond portfolio.
The Schwab MarketTrack All Equity Portfolio, Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are referred to collectively as the “MarketTrack Portfolios®.“
The Schwab Target 2010, Schwab Target 2015, Schwab Target 2020, Schwab Target 2025, Schwab Target 2030, Schwab Target 2035, Schwab Target 2040 Fund, Schwab Target 2045, Schwab Target 2050 and Schwab Target 2055 Funds each seeks to provide capital appreciation and income consistent with its current asset allocation.
The Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045, Schwab 2050 and Schwab Target 2055 Funds are referred to collectively as the “Schwab Target Funds“.
Change of Investment Objective
The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee that a fund will achieve its investment objective.
Change of Investment Strategy
While it is the Schwab MarketTrack All Equity Portfolio’s target allocation to invest 100% in stock investments, it is the portfolio’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Investment Strategies
The Schwab Balanced Fund, under normal circumstances, will invest at least 25% of its assets in equity securities, equity funds or investments with similar economic characteristics and at least 25% of its assets in fixed income securities, fixed income funds or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The Schwab Balanced Fund seeks to achieve its investment objective by investing in a combination of underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities, in accordance with their own investment objectives and policies. The fund intends to invest in a combination of underlying funds; however, the fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or exchange traded funds to maintain its asset allocations. These investments and the risks normally associated with these investments are discussed below.
Each Schwab MarketTrack Portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds®, which are managed using a variety of indexing strategies. The Schwab MarketTrack Portfolios may invest in various types of underlying funds, which are summarized below. Not all
1

underlying funds discussed below are eligible investments for each Schwab MarketTrack Portfolio. Each Schwab MarketTrack Portfolio also may invest in securities other than shares of Schwab Funds, such as stocks, bonds, exchange traded funds and money market securities, and engage in certain investment techniques.
Each Schwab Target Fund seeks to achieve its investment objective by investing primarily in a combination of other Schwab and Laudus Funds. Each Schwab Target Fund may also invest in unaffiliated third party mutual funds. Each Schwab Target Fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities, in accordance with their own investment objectives and policies. For each target fund, the target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each target year fund’s allocation will be approximately 40% equity securities, 54% fixed income securities, 6% cash and cash equivalents (including money market funds). Each Schwab Target Fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated retirement date. Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity, fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures. These investments and the risks normally associated with these investments are discussed below.
Mutual Funds (open-end mutual funds) are registered investment companies that issue and redeem their shares on a continuous basis. Closed-end funds are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each Schwab MarketTrack Portfolio will normally invest at least 50% of its assets in other Schwab Funds, ® that are registered open-end investment companies.
Equity Funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Equity funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some equity funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The underlying equity fund(s) that the Schwab MarketTrack Portfolios, Schwab Balanced Fund and Schwab Target Funds may currently invest in are listed in each fund’s prospectus. An equity fund’s other investments and use of investment techniques also will affect its performance and portfolio value.
Small-Cap Equity Funds typically seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap equity funds generally make similar types of investments and employ similar types of techniques as other equity funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap equity funds, therefore, tend to be more volatile than equity funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The underlying small-cap equity fund(s) that the Schwab MarketTrack Portfolios, Schwab Balanced Fund and Schwab Target Funds may currently
2

invest in are listed in each fund’s prospectus. For a more detailed discussion of the risks of small-cap stocks, please refer to “Equity Securities” later in the document.
International Equity Funds typically seek capital growth and invest primarily in equity securities of foreign issuers. Global equity funds invest primarily in equity securities of both domestic and foreign issuers. International and global equity funds generally make similar types of investments and employ similar types of investment techniques as other equity funds, except they focus on stocks of foreign issuers. Some international and global equity funds invest exclusively in foreign securities. Some of these funds may invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global equity funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The underlying international equity fund(s) that the Schwab MarketTrack Portfolios and Schwab Target Funds may currently invest in are listed in each fund’s prospectus. For a more detailed discussion of the risks of international stocks, please refer to “Foreign Securities” later in the document.
Fixed Income Funds typically seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Fixed income funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Fixed income funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of fixed income funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A fixed income fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a fixed income fund if the value of its securities are depreciated as a result of the higher market interest rates. In addition, when interest rates rise, bond prices fall as a general rule. This means that the value of an investor’s shares in a fixed income fund could decline in response to a rise in interest rates. Fixed income funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The underlying bond fund(s) that the Schwab MarketTrack Portfolios, Schwab Balanced Fund and Schwab Target Funds may currently invest in are listed in each fund’s prospectus. For a more detailed discussion of the risks of bonds, please refer to “Debt Securities” later in the document.
Money Market Funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, bankers’ acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The underlying money market fund(s) that the Schwab MarketTrack Portfolios, Schwab Balanced Fund and Schwab Target Funds may currently invest in is listed in each fund’s prospectus. For a more detailed discussion of the risks of money market securities, please refer to “Money Market Securities” later in the document.
Investments, Securities And Risks
The different types of investments that the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are also discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
Each of the Schwab Balanced Fund, Schwab MarketTrack Portfolios, and Schwab Target Funds also may invest in securities other than shares of underlying funds, such as stocks, bonds, exchange traded funds and money market
3

securities, and engage in certain investment techniques, which are outlined below. For purposes of the descriptions below, references to “a fund” or “the funds” include each portfolio of the Schwab MarketTrack Portfolios as well as the Schwab Balanced Fund, and Schwab Target Funds. Not all securities or techniques discussed below are eligible investments for each fund.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. Each fund will pay fees to the banks for using its lines.
Build America Bonds are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.
If a fund holds Build America Bonds, the fund may be eligible to receive a federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for federal income tax purposes and will be distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by a fund, the fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Certain underlying funds may concentrate their investments in a particular industry or group of industries.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the “principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall.
Certain debt securities have call features that allow the issuer to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the
4

value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems its debt securities prior to final maturity, a fund may have to replace those securities with lower yielding securities, which could result in a lower return.
Because interest rates in the United States and other countries are at, or near historically low levels, a change in a central bank’s monetary policy or improving economic conditions may lead to an increase in interest rates, which could significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section entitled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored
5

facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.”
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trades in futures contracts, options and swaps to qualify for certain exclusions or exemptions from registration requirements. The trust, on behalf of each fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to regulation as a commodity pool or CPO under the CEA and the investment adviser is not subject to registration as a CPO. If a fund were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses.
Forward Contracts are sales contracts between a buyer (holding the “long” position), and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts
6

based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. Although positions are usually marked to market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net
7

liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Options Contracts generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset, in part, by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or a fund will earmark or segregate assets for any outstanding option contracts.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option, or will otherwise “cover” its position as required by the Investment Company Act of 1940, as amended (the “1940 Act”) (e.g., the fund will hold a put option on the same underlying security with the same or higher strike price). The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. In addition, a fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be
8

adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.
Options trading involves additional risks because of the low margin deposits required and the extremely high degree of leverage that options trading may involve. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its net assets.
Puts are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund’s attempt to exercise the put, a fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund’s overall average effective maturity. Standby commitments are types of puts.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
9

Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, ADRs, GDRs, EDRs, interests in real estate investment trusts and business development companies (for more information on real estate investment trusts, “REITs”, see the section entitled “Real Estate Investment Trusts”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap. Small-cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the
10

convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company's initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
11

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
12

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire
13

for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Stock Substitution Strategy is a strategy, whereby certain underlying index funds may, in certain circumstances, substitute a similar stock for a security in their indexes.
Exchange Traded Funds (“ETFs”) such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Pursuant to an exemptive order issued by the SEC to iShares and procedures approved by the funds’ Board of Trustees (the “Board”), each fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act but not to exceed 25% of the fund’s total assets, provided that the fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.
Business Development Companies (“BDCs”) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.
High Yield Securities, also called lower quality bonds (“junk bonds”), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.
Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.
Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could
14

adversely affect a fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.
Inflation Protected Securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.
Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. An underlying fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the expected rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (CPI-U), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The underlying fund’s distributions to shareholders may include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the underlying fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the underlying fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
International Bonds are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges,
15

may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.
Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
Quality of Fixed Income Investments will be principally investment-grade for a fund’s assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody’s, Standard & Poor’s Financial Services LLC (S&P) or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
16

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
17

Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, the imposition of trade sanctions, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditor. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the recent global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Although some European economies have shown signs of recovery, any recovery may be slow as the region continues to face difficult challenges including high unemployment rates, significant levels of government debt, continuing trade deficits, austerity measures and lack of access to capital. Furthermore, due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries. As a fund may hold
18

investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Foreign Institutions involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Hybrid Instruments are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a fund. A fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
19

Indexing Strategies involve tracking the securities represented in, and, therefore, the performance of, an index. The Schwab MarketTrack Portfolios invests mainly in other Schwab Funds,® particularly index funds, which seek to track the total returns of various market indices. Each of these index funds normally will primarily invest its assets in the securities of its index. Moreover, each of these index funds seeks to invest so that its portfolio performs similarly to that of its index. Each of these index funds tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better over time. A perfect correlation of 1.0 is unlikely as the index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for the portfolio or index fund.
There can be no guarantee that the performance of an underlying fund will achieve a high degree of correlation with that of its index. A number of factors may affect the underlying fund’s ability to achieve a high correlation with its index, including the degree to which the underlying fund utilizes a sampling technique. The correlation between the performance of an underlying fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the underlying fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the underlying fund but not to the index.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds”. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers’ acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Bankers’ Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
20

Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Mortgage-Backed Securities (MBS) and other Asset-Backed Securities (ABS) may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, adjustable rate mortgages, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac).
The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
GNMA Certificates are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures
21

impose no risk to principal investment because of the GNMA guarantee, except to the extent that a fund has purchased the certificates above par in the secondary market.
FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities (FHLMC Certificates): mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but its issues are not backed by the full faith and credit of the U.S. Government.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.
FNMA was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.
For more information on securities issued by Fannie Mae and Freddie Mac, see “U.S. Government Securities.”
MBS may also be issued by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, “private lenders”). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.
The investment adviser will consider the creditworthiness of the guarantee providers and/or credit enhancement providers in determining whether a MBS issued by a private lender meets a fund’s investment quality standards. There can be no guarantee that the enhancement provider or guarantor of a MBS can meet their obligations under the enhancement or guarantee arrangements.
Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Debt Obligations. A fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection
22

from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) credit ratings by major credit rating agencies may be no indication of the creditworthiness of the security.
Collateralized Mortgage Obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams, as well as private issuers.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the
23

right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO’s generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
Stripped Mortgage-Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Under certain circumstances these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
24

Mortgage Pass-Through Securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored entities, such as GNMA, FNMA, or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitles to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome relative to other fund investments.
For these reasons, a fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in the fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions are generally conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decided on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. A fund may use TBA transactions in several ways. For example, the fund anticipates that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes knows as a “TBA roll”. In a TBA roll, the fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To help minimize this risk, a fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the fund’s investment adviser will monitor the creditworthiness of such counterparties. A fund may also acquire interests in mortgage pools through means other than TBA transactions.
A fund’s use of “TBA rolls” may cause the fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders, which may be taxable, than if it acquired exposure to mortgage pools through means other than TBA transactions.
The funds intend to invest cash pending settlement of any TBA transactions in U.S. Treasury securities, money market instruments, repurchase agreements, or other high-quality, liquid short-term instruments, including money market funds.
Non-Publicly Traded Securities and Private Placements. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be
25

registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as 4(a)(2) commercial paper and Rule 144A securities, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund’s portfolio may be increased if such securities become illiquid.
Reverse Repurchase Agreements and Mortgage Dollar Rolls may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a fund’s portfolio securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. This transaction allows a fund to have the same price and duration exposure in the mortgage security while having the cash for the bonds for the given time period. Mortgage dollar roll transactions may be considered a borrowing by a fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund’s forward commitment to repurchase the subject security.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the
26

securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral, if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent any fund participates in securities lending under the current securities lending agreements with the unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the lending agent are approximately 15% of the gross lending revenues. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by the investment adviser or its affiliates.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section entitled “Business Development Companies” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; and (4) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the section entitled “Exchange Traded Funds” for more information).
To the extent a Fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the Fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the Fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired Fund Fees and Expenses.”
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example,
27

leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.
Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
Temporary Defensive Investments. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Schwab Balanced Fund and each of the Schwab Target Funds may invest up to 100% of their assets in cash, money market instruments, repurchase agreements and other short-term obligations.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student
28

Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of , placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the federal government adopt any such proposal, the value of the fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
Wrap Agreements may be entered into by a fund with insurance companies, banks or other financial institutions (“wrapper providers”). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (“covered assets”) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in the fund. The fund also pays a fee under the agreement, which reduces the rate as well.
Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in the fund’s NAV. However, the fund’s NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses the fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that the fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in the fund’s NAV. All of these factors might result in a decline in the value of the fund’s shares.
29

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities are debt securities that do not make cash interest payments throughout the period prior to maturity. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. A zero-coupon security pays no interest to its holders during its life. Step-coupon securities are debt securities that, instead of having a fixed coupon for the life of the security, have coupon or interest payments that may increase or decrease to predetermined rates at future dates. Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. To continue to qualify as a “regulated investment company” or “RIC” under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, to generate cash to meet these distribution requirements.
INVESTMENT LIMITATIONS AND RESTRICTIONS
Schwab MarketTrack Portfolios®
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
The All Equity Portfolio may not:
(1)	Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.
(2)	Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.
(3)	(i) Purchase or sell commodities, commodities contracts or real estate, (ii) lend or borrow money; (iii) issue senior securities; (iv) underwrite securities; or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.
Each of the Growth Portfolio, Balanced Portfolio and Conservative Portfolio may not:
(1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)	Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.
(5)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
30

(6)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(8)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.
Each fund may not:
(1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)	Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(4)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(5)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(6)	Invest more than 15% of its net assets in illiquid securities.
(7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
In addition, the All Equity Portfolio may not:
(1)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Schwab Balanced Fund™:
The following investment limitations may be changed only by vote of a majority of the fund’s outstanding voting shares:
31

The fund may not:
(1)	Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.
(2)	Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.
(3)	Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.
The following investment policies and restrictions are non-fundamental and may be changed by the Board of Trustees.
The fund may not:
(1)	Invest more than 15% of its net assets in illiquid securities.
(2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(4)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(5)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(7)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(8)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
Schwab Target Funds
The following investment policies and restrictions may be changed only by a vote of a majority of each fund’s outstanding voting shares:
32

Each fund may not:
(1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following investment policies and restrictions are non-fundamental and may be changed by the Board of Trustees.
Each fund may not:
(1)	Invest more than 15% of its net assets in illiquid securities.
(2)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(3)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(4)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs); (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (3) purchase securities of companies that deal in precious metals or interests therein.
(5)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
33

(6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(7)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
34

Management of the FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of a trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) or Charles Schwab & Co., Inc. (“Schwab”). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
As used herein the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust, and Laudus Institutional Trust which, as of February 15, 2015, included 95 funds.
Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. The tables below provide information about the trustees and officers for the trust, which includes funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2004)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – Present).	74	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
35

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	74	Director, KLA- Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services)(May 2009 – present); Director, Asset International, Inc. (publisher of financial services information (Jan. 2009 – Nov. 2014).	95	None.
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 –present).	74	Director, Eaton
(2012- present)

Director and
Chairman of the
Audit Committee,
Oneok Partners LP
(2003 – 2013)

Director, Oneok,
Inc. (2009 – 2013)

Lead Independent
Director, Board of
Cooper Industries
(2002 – 2012)

36

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)
INTERESTED TRUSTEES
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Trust Company, N. A., U.S. Trust Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director, Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation 2008 – present)

37

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds,
Schwab Investments, Schwab Capital Trust, Schwab
Annuity Portfolios, Laudus Trust and Laudus
Institutional Trust since 2010)	Executive Vice President, Charles Schwab & Co., Inc.
(Sept. 2010 – present); Director, President and Chief
Executive Officer (Dec. 2010 – present), Chief
Investment Officer (Sept. 2010 – Oct. 2011), Charles
Schwab Investment Management, Inc.; President, Chief
Executive Officer (Dec. 2010 – present), and Chief
Investment Officer (Sept. 2010 – Oct. 2011), Schwab
Funds, Laudus Funds and Schwab ETFs; Global Head of
Fixed Income Business Division, BlackRock, Inc.
(formerly Barclays Global Investors) (March 2007 –
August 2010.

George Pereira
1964
Treasurer and Principal Financial Officer, Schwab
Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds,
Schwab Investments, Schwab Capital Trust and Schwab
Annuity Portfolios since 2004; Laudus Trust and
Laudus Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov.
2004 – present), Chief Operating Officer (Jan. 2011 –
present), Charles Schwab Investment Management, Inc. ;
Treasurer and Chief Financial Officer, Laudus Funds
(2006 – present); Treasurer and Principal Financial
Officer, Schwab Funds (Nov. 2004 – present) and
Schwab ETFs (Oct. 2009 – present); Director, Charles
Schwab Worldwide Fund, PLC and Charles Schwab
Asset Management (Ireland) Limited (April 2005 –
present).

Omar Aguilar
1970
Senior Vice President and Chief Investment Officer –
Equities
(Officer of The Charles Schwab Family of Funds,
Schwab Investments, Schwab Capital Trust, Schwab
Annuity Portfolios, Laudus Trust and Laudus
Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer -
Equities, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer - Equities, Schwab Funds, Laudus
Funds and Schwab ETFs (June 2011 – present); Head
of the Portfolio Management Group and Vice President
of Portfolio Management, Financial Engines, Inc.
(May 2009 – April 2011); Head of Quantitative Equity,
ING Investment Management (July 2004 – Jan. 2009).

Brett Wander
1961
Senior Vice President and Chief Investment Officer –
Fixed Income
(Officer of The Charles Schwab Family of Funds,
Schwab Investments, Schwab Capital Trust, Schwab
Annuity Portfolios, Laudus Trust and Laudus
Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer –
Fixed Income, Charles Schwab Investment Management,
Inc. (April 2011 – present); Senior Vice President and
Chief Investment Officer – Fixed Income, Schwab Funds,
Laudus Funds and Schwab ETFs (June 2011 – present);
Senior Managing Director, Global Head of Active Fixed-
Income Strategies, State Street Global Advisors
(Jan. 2008 – Oct. 2010); Director of Alpha Strategies
Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds,
Schwab Investments, Schwab Capital Trust, Schwab
Annuity Portfolios, Laudus Trust and Laudus
Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice
President (March 2004 – Sept. 2011), Charles Schwab &
Co., Inc.; Senior Vice President and Chief Counsel (Sept.
2011 – present), Vice President (Jan. 2011 – Sept. 2011),
Charles Schwab Investment Management, Inc.; Secretary
(April 2011 – present) and Chief Legal Officer (Dec.
2011 – present), Schwab Funds; Vice President and
Assistant Clerk, Laudus Funds (April 2011 – present);
Secretary (May 2011 – present) and Chief Legal Officer
(Nov. 2011 – present), Schwab ETFs.

38

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus
Funds
(Officer of The Charles Schwab Family of Funds,
Schwab Investments, Schwab Capital Trust, Schwab
Annuity Portfolios, Laudus Trust and Laudus
Institutional Trust since 2005)
Vice President, Charles Schwab & Co., Inc., Charles
Schwab Investment Management, Inc. (July 2005-
present); Vice President (Dec. 2005-present), Chief Legal
Officer and Clerk (March 2007-present), Laudus Funds;
Vice President (Nov. 2005 – present) and Assistant
Secretary (June 2007 – present), Schwab Funds; Vice
President and Assistant Secretary, Schwab ETFs (Oct.
2009-present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab and Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from either Board.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.
Board Leadership Structure
The Chairman of the Board of Trustees, Charles R. Schwab, is Chairman of the Board of Directors of The Charles Schwab Corporation and an interested person of the trust as that term is defined in the Investment Company Act of 1940. The trust does not have a single lead independent trustee. The Board is comprised of a super-majority (77 percent) of trustees who are not interested persons of the trust (i.e., “independent trustees”). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the trust consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
39

The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the trust, and to exercise their business judgment in a manner that serves the best interests of the trust's shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008.
The Board has concluded that Ms. Byerwalter should serve as trustee of the trust because of the experience she gained as chairman of her own corporate advisory and consulting firm and as former chief financial officer of a university and a bank, the experience she has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, and her service on other public company and mutual insurance company boards.
The Board has concluded that Mr. Cogan should serve as trustee of the trust because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Mahoney should serve as a trustee of the trust because of the experience he gained as co-chief executive officer of a healthcare services company, and his service on other public company boards.
The Board has concluded that Mr. Patel should serve as a trustee of the trust because of the experience he gained as executive vice president, general manager and chief financial officer of a software company, and his service on other public company boards.
The Board has concluded that Mr. Ruffel should serve as trustee of the trust because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Schwab Strategic Trust funds since 2009.
The Board has concluded that Mr. Schwab should serve as trustee of the trust because of the experience he has gained as founder and chairman of the board of Schwab, and subsequently its parent corporation, The Charles Schwab Corporation, his experience in and knowledge of the financial services industry, the experience he has gained serving as Chairman of the Board of Trustees of the Schwab Funds since their inception, and his former service on other public company boards.
The Board has concluded that Mr. Smith should serve as trustee of the trust because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, his service on other public company boards, and his experience serving as Chair of the trust’s Investment Oversight Committee.
40

The Board has concluded that Mr. Wender should serve as trustee of the trust because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
•The Audit, Compliance and Valuation Committee reviews the integrity of the trust’s financial reporting processes and compliance policies, procedures and processes, and the trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the trust’s independent auditors, and the implementation and operation of the trust's valuation policy and procedures. This Committee is comprised of at least three Independent Trustees and currently has the following members: Kiran M. Patel (Chairman), Mariann Byerwalter, John F. Cogan and David L. Mahoney. The Committee met 4 times during the most recent fiscal year.
•The Governance Committee reviews and makes recommendations to the Board regarding trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of Trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as Trustees. The Governance Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the trust at the trust’s principal business address. This Committee is comprised of at least three Independent Trustees and currently has the following members: Mariann Byerwalter (Chairman), John F. Cogan, David L. Mahoney and Joseph H. Wender. The Committee met 5 times during the most recent fiscal year.
•The Investment Oversight Committee reviews the investment activities of the trust and the performance of the Funds’ investment advisers. This Committee is comprised of at least three Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Gerald B. Smith (Chairman), Charles A. Ruffel and Joseph H. Wender. The Committee met 5 times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2014.
Name of Trustee	($) Aggregate Compensation From the Funds	($) Pension or Retirement Benefits Accrued as Part of Fund Expenses	($) Total Compensation from Fund Complex
Interested Trustees
Charles R. Schwab	None	N/A	None
Walter W. Bettinger II	None	N/A	None
Independent Trustees
Mariann Byerwalter	$19,422	N/A	$288,000
John F. Cogan	$18,747	N/A	$278,000
David L. Mahoney	$18,747	N/A	$278,000
Kiran M. Patel	$19,422	N/A	$288,000
Gerald B. Smith	$19,422	N/A	$288,000
Joseph H. Wender	$18,747	N/A	$278,000
41

Securities Beneficially Owned By Each Trustee
The following tables provide each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2014.
Name of Trustee	Dollar Range of Trustee Ownership of a Fund					Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Balanced Fund	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Interested Trustees
Charles R. Schwab	None	Over $100,000	None	None	None	Over $100,000
Walter W. Bettinger II	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	Over $100,000
David L. Mahoney	None	None	None	None	None	Over $100,000
Kiran M. Patel	None	None	None	None	None	Over $100,000
Charles A. Ruffel	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	Over $100,000
42

Name of Trustee	Dollar Range of Trustee Ownership of a Fund							Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Interested Trustees
Charles R. Schwab	None	None	None	None	None	None	None	Over $100,000
Walter W. Bettinger II	None	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	None	Over $100,000
David L. Mahoney	None	None	None	None	None	None	None	Over $100,000
Kiran M. Patel	None	None	None	None	None	None	None	Over $100,000
Charles A. Ruffel	None	None	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None	Over $100,000
43

Name of Trustee	Dollar Range of Trustee Ownership of a Fund			Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund
Interested Trustees
Charles R. Schwab	None	None	None	Over $100,000
Walter W. Bettinger II	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	Over $100,000
John F. Cogan	None	None	None	Over $100,000
David L. Mahoney	None	None	None	Over $100,000
Kiran M. Patel	None	None	None	Over $100,000
Charles A. Ruffel	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	Over $100,000
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
Control Persons And Principal Holders Of Securities
As of February 2, 2015, the officers and trustees of the trust, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of the funds.
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
44

As of February 2, 2015, Appendix – Principal Holders of Securities lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of the listed funds.
Investment Advisory and Other Services
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust’s distributor and shareholder services paying agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the trust and CSIM with respect to existing funds in the trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
As described below, the investment adviser is entitled to receive from each fund, except the Schwab Balanced Fund and Schwab Target Funds, an annual fee, payable monthly, for its advisory and administrative services to each fund.
The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund’s operations. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (“expense cap”). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s expense cap.
The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes
45

and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
Fund and Advisory Fee Schedule		2014	2013	2012	Expense Cap
Schwab Market Track All Equity Portfolio 0.13% of the fund’s average daily net assets[1]	Net fees paid:	$1,365,054	$1,159.469	$938,869	Investor Shares: 0.50%[2]
	Gross fees reduced by:	$44,085	$54,060	$154,681
Schwab MarketTrack Growth Portfolio 0.13% of the fund’s average daily net assets[1]	Net fees paid:	$1,615,946	$1,352,975	$1,356,040	Investor Shares: 0.50%[2]
	Gross fees reduced by:	$24,702	$66,963	$130,326
Schwab MarketTrack Balanced Portfolio 0.13% of the fund’s average daily net assets[1]	Net fees paid:	$1,146,505	$982,635	$877,595	Investor Shares: 0.50%[2]
	Gross fees reduced by:	$36,906	$53,685	$108,424
Schwab MarketTrack Conservative Portfolio 0.13% of the fund’s average daily net assets[1]	Net fees paid:	$432,197	$385,131	$369,511	Investor Shares: 0.50%[2]
	Gross fees reduced by:	$65,570	$68,766	$83,110
[1]	Effective December 1, 2014, the investment adviser for the Schwab MarketTrack Portfolios reduced its management fee to 0.13%. Prior to the fee reduction, the funds paid the investment adviser a management fee of 0.23%.
[2]	The investment adviser and its affiliates have agreed to limit the “net operating expenses” of the fund to this amount (excluding interest, taxes, and certain non-routine expenses) for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Schwab Balanced Fund
The investment adviser does not receive a fee for the services it performs for the fund. However, the investment adviser is entitled to receive an annual management fee from each of the underlying Schwab and Laudus funds.
The investment adviser and its affiliates have agreed to maintain the “net operating expenses” of the fund (excluding interest, taxes and certain non-routine expenses) at 0.00% for so long as the investment adviser serves as adviser to the fund. This agreement is limited to the fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. This net operating expense agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Schwab Target Funds
The investment adviser does not receive a fee for the services it performs for the funds. However, the investment adviser is entitled to receive an annual management fee from each of the underlying Schwab and Laudus funds.
46

The investment adviser and its affiliates have agreed to maintain the “net operating expenses” of each of the funds (excluding interest, taxes and certain non-routine expenses) at 0.00% for so long as the investment adviser serves as adviser to the funds. This agreement is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. This net operating expense agreement may only be amended or terminated with the approval of a fund’s Board of Trustees.
Distributor
Pursuant to an Amended and Restated Distribution Agreement between Schwab and the trust, Schwab, located at 211 Main Street, San Francisco, CA 94105, is the principal underwriter for shares of the funds and is the trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
Shareholder Servicing Plan
The trust’s Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables these funds, directly or indirectly through Schwab, to bear expenses relating to the provision by service providers, including Schwab, of certain shareholder services to the current shareholders of the funds. The trust has appointed Schwab to act as its shareholder servicing fee paying agent under the Plan for the purpose of making payments to the service providers (other than Schwab) under the Plan. Pursuant to the Plan, each of the funds is subject to an annual shareholder servicing fee, as set forth below:
Fund*	Shareholder Servicing Fee
Schwab MarketTrack All Equity Portfolio	0.25%
Schwab MarketTrack Balanced Portfolio	0.25%
Schwab MarketTrack Growth Portfolio—Investor Shares	0.25%
Schwab MarketTrack Conservative Portfolio—Investor Shares	0.25%
*	The Schwab Balanced Fund and Schwab Target Funds are not subject to any shareholder servicing fees under the Plan.
Pursuant to the Plan, the funds (or Schwab as paying agent) may pay Schwab or service providers that, pursuant to written agreements with Schwab, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. Schwab and the other service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the trust and (ii) the Trustees of the trust who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Qualified Trustees”). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of
47

amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.
Transfer Agent
Boston Financial Data Services, Inc. (“BFDS”) , 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodians and Fund Accountant
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA, 02110, serves as custodian for the Schwab MarketTrack Portfolios and Schwab Target Funds.
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA, 02111, serves as custodian for the Schwab Balanced Fund.
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), Three Embarcadero Center, San Francisco, CA 94111-4004, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund’s federal income tax return. PwC also performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the trust.
PORTFOLIO MANAGERS
Other Accounts. The portfolio manager is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2014.
Name	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Zifan Tang	7	$484,161,640	0	0	0	0
Conflicts of Interest. The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the portfolio manager’s management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
48

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of her position with a fund, the portfolio manager knows the size, timing, and possible market impact of fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the Other Managed Accounts she manages and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the portfolio manager may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) the portfolio manager will not aggregate orders unless she believes such aggregation is consistent with her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a fund and Other Managed Accounts which, in theory, may allow her to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the portfolio manager receives, or expects to receive, greater compensation from her management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio manager may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Fund of Funds Information Barrier. The portfolio manager for any Schwab fund that invests in other Schwab or Laudus Funds (“Underlying Affiliated Funds”) must make investment decisions without taking into consideration, or being in possession of, material non-public information about the Underlying Affiliated Funds. Despite the portfolio manager’s intention to not receive material, non-public information, CSIM has established procedures to prevent portfolio managers from having access to and trading on material, non-public information regarding Underlying Affiliated Funds. Under these procedures, the adviser monitors Schwab fund of funds' trading activity in Underlying Affiliated Funds, escalates breaches of information barriers and develops enhancements to information barriers as necessary. In the event that the portfolio manager comes into possession of material, non-public information about an Underlying Affiliated Fund, the portfolio manager’s ability to initiate transactions in that Underlying Affiliated Fund could potentially be restricted as a result of the portfolio manager’s possession of such information. The trading restriction could have an adverse effect on the ability of a fund managed by the portfolio manager to participate in any potential gains or avoid any potential losses in the restricted Underlying Affiliated Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Compensation. During the most recent fiscal year, the portfolio manager’s compensation consisted of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual portfolio manager’s overall performance such as the portfolio manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Manager Incentive Plan (the “Plan”) as follows:
There are two independent funding components for the Plan:
49

•75% of the funding is based on equal weighting of Investment Fund Performance and Risk Management and Mitigation
•25% of the funding is based on Corporate results
Investment Fund Performance and Risk Management and Mitigation (75% weight)
Investment Fund Performance:
At the close of the year, each fund's performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may manage and/or support a number of funds, there may be several funds considered in arriving at the incentive compensation funding.
Risk Management and Mitigation:
Risk Management and Mitigation will be rated by CSIM’s Chief Investment Officer, CSIM’s Head of Investment Risk, CSIM’s Chief Legal Officer, CSIM’s Chief Compliance Officer and CSIM’s Head of Operations Risk (or individuals with comparable responsibilities). Factors they will consider will include, but are not limited to:
•Balancing safety of fund principal with appropriate limits that provide investment flexibility given existing market conditions
•Making timely sell recommendations to avoid significant deterioration of value resulting from the weakening condition of the issuer
•Escalating operating events and errors for prompt resolution
•Identifying largest risks and actively discussing with management
•Accurately validating fund information disseminated to the public (e.g., Annual and Semi-Annual reports, fund fact sheets, fund prospectus)
•Executing transactions timely and without material trade errors that result in losses to the funds
•Ensuring ongoing compliance with prospectus and investment policy guidelines
•Minimizing fund compliance exceptions
•Actively following up and resolving compliance exceptions
Corporate Performance (25% weight)
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of The Charles Schwab Corporation (“CSC”) during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
At year-end, the full-year funding for both components of the Plan will be pooled together. The total pool is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.
50

Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
•Fund performance relative to performance measure
•Risk management and mitigation
•Individual performance against key objectives
•Contribution to overall group results
•Functioning as an active contributor to the firm’s success
•Team work
•Collaboration between Analysts and portfolio managers
•Regulatory/Compliance management.
The portfolio manager's compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the funds she managed as of October 31, 2014. Dollar amount ranges disclosed are established
51

by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
Portfolio Manager	Fund	Dollar Range of Fund Shares
Zifan Tang	Schwab Balanced Fund	None

	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None

	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	$10,001-$50,000
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
Brokerage Allocation And Other Practices
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
52

The portfolio turnover rate for each of the funds for the past two fiscal years, as applicable, is as follows.
	2014	2013
SCHWAB BALANCED FUND	27%	33%

SCHWAB MARKETTRACK FUNDS
Schwab MarketTrack All Equity Portfolio	9%	6%
Schwab MarketTrack Growth Portfolio	7%	9%
Schwab MarketTrack Balanced Portfolio	16%	12%
Schwab MarketTrack Conservative Portfolio	9%	15%

SCHWAB TARGET FUNDS
Schwab Target 2010 Fund	29%	26%
Schwab Target 2015 Fund	32%	16%
Schwab Target 2020 Fund	26%	14%
Schwab Target 2025 Fund	27%	10%
Schwab Target 2030 Fund	26%	10%
Schwab Target 2035 Fund	24%	5%
Schwab Target 2040 Fund	23%	6%
Schwab Target 2045 Fund*	23%	39%
Schwab Target 2050 Fund*	23%	40%
Schwab Target 2055 Fund*	29%	12%
*This fund commenced operations in 2013.
Portfolio Holdings Disclosure
Information regarding the availability of the fund's portfolio securities can be obtained by calling 1.877.824.5615.
The trust’s Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President of the trust to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” (as defined below) of the funds’ portfolio holdings information and will periodically review any agreements that the trust has entered into to selectively disclose portfolio holdings.
A complete list of the funds’ portfolio holdings is published on the Schwab Funds website at www.csimfunds.com/schwabfunds_prospectus, under “Portfolio Holdings”, as discussed in the fund's prospectus, generally 15-20 days from the calendar quarter end for bond and equity funds. In addition, a list of the funds' portfolio holdings as included in its regulatory filings is published on the website at www.csimfunds.com/schwabfunds_prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund's fiscal quarter. On the website, the funds also provide on a monthly or quarterly basis information regarding certain attributes of a fund's portfolio, such as a fund's top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 15-40 days after the end of the period. This information on the website is publicly available to all categories of persons.
53

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The President of the trust may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the President of the trust determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and funds’ adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President of the trust determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds' service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio holdings information will be disclosed in this SAI. CSIM, Glass Lewis, State Street Bank and Trust Company and/or Brown Brothers Harriman, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers, Boston Financial Services Inc. and Schwab, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the trust or by the nature of its relationship with the trust. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an ETF, the trust will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.
The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
54

Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisers believe that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all
55

client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
PROXY VOTING
The Board of Trustees of the trust has delegated the responsibility for voting proxies to CSIM through its Advisory Agreement. The trustees have adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in Appendix - Proxy Voting Policy and Procedures.
The trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.csimfunds.com/schwabfunds_prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
56

Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions:
Fund	2014	2013	2012
Schwab Balanced Fund™	$0	$0	$0
Schwab MarketTrack Portfolios®
All Equity Portfolio	$0	$0	$0
Growth Portfolio	$0	$0	$0
Balanced Portfolio	$0	$0	$0
Conservative Portfolio	$0	$0	$0
Schwab Target Funds
Schwab Target 2010 Fund	$0	$0	$0
Schwab Target 2015 Fund	$0	$0	$0
Schwab Target 2020 Fund	$0	$0	$0
Schwab Target 2025 Fund	$0	$0	$0
Schwab Target 2030 Fund	$0	$0	$0
Schwab Target 2035 Fund	$0	$0	$0
Schwab Target 2040 Fund	$0	$0	$0
Schwab Target 2045 Fund	$0	$387*	N/A
Schwab Target 2050 Fund	$0	$335*	N/A
Schwab Target 2055 Fund	$0	$27*	N/A
*	Brokerage commissions were primarily generated by trades in ETFs during the fiscal year.
Regular Broker-Dealers
A fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. During the fiscal year ended October 31, 2014, the funds did not purchase securities sold by regular broker-dealers.
Description Of The TRUST
Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.
57

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
Any series of the trust may reorganize or merge with one or more other series of the trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING
OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2015-2016: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by a fund’s transfer agent no later than the close of the NYSE’s trading session will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
The funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
58

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.
The trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.
As explained in more detail in the funds’ prospectuses, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds’ officers determine that such a waiver is in the best interest of a fund and its shareholders.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectuses.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares of a fund are set forth in the funds’ prospectuses. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund or Laudus MarketMasters Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds® that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
59

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. To eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.
Pricing of Shares
Each business day, each fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of an underlying fund’s securities may change on days when it is not possible to buy or sell shares of the fund. The underlying funds use approved pricing sources to provide values for their portfolio securities. Current market values are generally determined by the approved pricing sources as follows: generally securities traded on exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported that day, at the mean between the bid and ask prices. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing sources. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when a security is de listed or its trading is halted or suspended; when approved pricing sources do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
In accordance with the 1940 Act, the underlying funds in which the Schwab Balanced Fund, Schwab MarketTrack Portfolios, and Schwab Target Funds invest are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.
Taxation
Federal Tax Information for the Funds
This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
60

It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership’s gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
If a fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.
Although each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a
61

portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent that a return of capital distribution exceeds a shareholder's adjusted basis, the distribution will be treated as gain from the sale of shares.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon and other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make
62

related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by a fund in the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses arise in fiscal years beginning after the enactment date exclude any elective post-October capital losses deferred during the period from November 1 to the end of a fund’s fiscal year. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
For corporate investors in a fund, dividend distributions the fund reports to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.
The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Gain or loss on the sale or redemption of shares in a fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their shares.
A loss realized on a sale or exchange of shares of a fund may be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
At the beginning of every year, each fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the fund paid during the previous calendar year.
63

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning before January 1, 2015 (or a later date if extended by the U.S. Congress), U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gains and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, a portion of the income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) may be classified as “excess inclusion income.” In respect of foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017), redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund where, for example, (i) a fund invests in REITs that hold residual interests in REMICs, thereby causing the fund to derive “excess inclusion income,” or (ii) shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. In addition, tax may be imposed on a fund on the portion of any excess inclusion income allocable to any shareholders that are classified as “disqualified organizations.” There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
The funds can have income, gains or losses from any distributions or redemptions in the underlying funds. The funds cannot use gains distributed by one underlying fund to offset losses in another underlying fund. Redemptions of shares in an underlying fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on underlying fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the funds’ “fund of funds” structure could affect the amount, timing and character of distributions to shareholders.
Income that a Schwab MarketTrack Portfolio or Schwab Target Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If any of these funds has more than 50% of
64

its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab MarketTrack Portfolios and Schwab Target Funds will not have more than 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Each shareholder’s respective pro rata share of foreign taxes a Schwab MarketTrack Portfolio or Schwab Target Fund pays will, therefore, be netted against its share of the Schwab MarketTrack Portfolio or Schwab Target Fund’s gross income. To the extent, however, a Schwab MarketTrack Portfolio or Schwab Target Fund invests in an underlying mutual fund that elects to pass through foreign taxes, the Schwab MarketTrack Portfolio or Schwab Target Fund will be able to pass through the taxes paid by the underlying mutual fund in a given year, provided that at least 50% of the value of the Schwab MarketTrack Portfolio’s of Schwab Target Fund’s total assets is invested in underlying mutual funds at the end of each quarter of such taxable year.
The Schwab MarketTrack Portfolios and Schwab Target Funds may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent any of these funds do invest in PFICs, they may elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, these funds may be required to distribute amounts in excess of realized income and gains. To the extent these funds do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a funds’ economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.
65

APPENDIX– PRINCIPAL HOLDERS OF SECURITIES
Fund	Customer	Percent owned
Schwab MarketTrack All Equity Portfolio	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	96%
Schwab MarketTrack Growth Portfolio	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	97%
Schwab MarketTrack Balanced Portfolio	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	97%
	CHARLES SCHWAB BANK 211 MAIN ST SAN FRANCISCO CA 94105	9% [1]
Schwab MarketTrack Conservative Portfolio	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	98%
	CHARLES SCHWAB BANK 211 MAIN ST SAN FRANCISCO CA 94105	12% [1]
Schwab Balanced Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	96%
Schwab Target 2010 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	96%
Schwab Target 2015 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	94%
Schwab Target 2020 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	96%
Schwab Target 2025 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	94%
Schwab Target 2030 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	95%
Schwab Target 2035 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	94%
Schwab Target 2040 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	95%
Schwab Target 2045 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	77%
	GREAT-WEST TRUST COMPANY LLC TTEE F THE CHILDRENS HOSPITAL ASSOC 403B P C/O FASCORE LLC 8815 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	19%

Fund	Customer	Percent owned
Schwab Target 2050 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	78%
	GREAT-WEST TRUST COMPANY LLC TTEE F THE CHILDRENS HOSPITAL ASSOC 403B P C/O FASCORE LLC 8815 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	21%
Schwab Target 2055 Fund	CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	95%
[1]	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Charles Schwab Investment Management, Inc.

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Laudus Institutional Trust

Schwab Strategic Trust

PROXY VOTING POLICY AND PROCEDURES

AS OF MARCH, 2015

I.	INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Portfolio Management, and Legal Departments, and chaired by CSIM’s Chief Investment Officer, Equities or his/her delegate. The Proxy Committee reviews and may amend periodically these policies. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Policies”) pertain to all of CSIM’s clients.

The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory agreements. The Trustees have adopted these Proxy Policies with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Policies between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.

1

II.	PHILOSOPHY

CSIM believes that its role as a fiduciary is of utmost importance. In voting proxy ballots, CSIM’s ultimate objective is to maximize the value of our clients’ investments by protecting the long term best interests of shareholders. CSIM believes that directors, as shareholders’ elected representatives, are best positioned to oversee the management of companies in which its clients invest, thereby promoting and protecting its clients’ long term interests. Therefore, CSIM will generally support the board’s recommendations unless concerns arise, such as the board’s performance, accountability or management of conflicts of interests.

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

III.	PROXY VOTING GUIDELINES

The Proxy Committee receives and reviews Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Policies”). Positions on proposals are evaluated by the Proxy Committee in the long term best interests of shareholders. Below is a description of CSIM’s guidelines on key proposals. In other circumstances, CSIM generally will utilize the Glass Lewis’ Proxy Policies (which are posted on the Funds’ website).

A.	DIRECTORS AND AUDITORS

i.	Directors

As a starting point, CSIM expects the board to be composed of a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent.

Factors that may result in a vote against one or more directors:

•	The board is not majority independent

•	Non-independent directors serve on the nominating, compensation or audit committees

•	Director recently failed to attend at least 75% of meetings or serves on an excessive number of publically traded company boards

•	Directors approved executive compensation schemes that appear misaligned with shareholders’ interests

•	Director recently acted in a manner inconsistent with the CSIM Proxy Procedures or failed to be responsive to concerns of a majority of shareholders

2

ii.	Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

•	Audit-related fees are more than half of the total fees paid by the company to the audit firm

•	A recent material restatement of annual financial statements

B.	BOARD MATTERS

i.	Classified Boards

CSIM generally defers to management’s recommendation for classified board proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal to de-classify a board:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

ii.	Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

iii.	Cumulative Voting

CSIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, CSIM will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

iv.	Proxy Access

CSIM generally defers to management’s recommendation for proxy access proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

3

Factors that may result in a vote supporting proxy access:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

v.	Independent Chair

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chairman unless CSIM has concerns regarding the company’s stock price performance. CSIM finds a company’s stock price performance especially concerning when a company is at the bottom quartile of its level 2 Global Industry Classification Standard (“GICS”) group for the prior three consecutive years.

C.	COMPENSATION

i.	Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (also known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against Say-On-Pay:

•	Executive compensation is out of line with industry peers considering the company’s performance over time

•	Plan includes significant guaranteed bonuses or has a low amount of compensation at risk

•	Executive compensation plans offers excessive perquisites, tax-gross up provisions, or golden parachutes

CSIM typically supports annual advisory votes on executive compensation.

ii.	Equity Award Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

•	Plan’s total potential dilution appears excessive

•	Plan’s burn rate appears excessive compared to industry peers

•	Plan allows for the re-pricing of options without shareholder approval

•	Plan has an evergreen feature

4

iii.	Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv.	Re-price/Exchange Option Plans

CSIM generally only supports management’s proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

D.	ANTI-TAKEOVER ISSUES

i.	Shareholder Rights Plan

Shareholder Rights Plans (also known as “Poison Pills”) constrains a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While a poison pill may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a poison pill within a year of its adoption. CSIM generally votes against poison pills that do not have safeguards to protect shareholder interests.

Factors that may result in a vote against Shareholder Rights Plans:

•	Plan does not expire in a relatively short time horizon

•	Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

•	Plan automatically renews without shareholder approval

•	Company’s corporate governance profile

ii.	Right to Call Special Meeting

CSIM generally votes against the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii.	Right to Act by Written Consent

CSIM generally votes against the right to act by written consent if the company already offers the right the call special meetings. CSIM expects appropriate mechanisms for implementation including that the threshold to request that the company establish a record date to determine which shareholders are entitled to act be 25% or more of shares outstanding.

vi.	Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

5

E.	CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.	Increase in Authorized Common Shares

CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii.	Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii.	Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. In assessing the proposals, CSIM considers the proposed merger’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F.	ENVIRONMENTAL AND SOCIAL PROPOSALS

Environmental and Social shareholder proposals typically request companies to change their business practices or to enhance their disclosures. CSIM believes that in most instances, the board is best positioned to evaluate the impact of these proposals on the company’s business. Therefore, CSIM generally defer to the board’s recommendation unless the proposal has successfully articulated a demonstrable tangible economic impact on shareholder value.

i.	Political Contribution and social proposals

CSIM expects the boards of directors to have an oversight process for political contributions and lobbying proposals. CSIM generally votes against political spending shareholder proposals unless there is no evidence of board oversight.

IV.	ADMINISTRATION

A.	CONFLICTS OF INTERESTS

With respect to proxies of a Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the Fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with CSIM’s Proxy Policies.

6

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Except as described above for proxies solicited by the Funds or CSC and the items described under the Proxy Voting Guidelines above, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients will be delegated to Glass Lewis responsibility for voting such proxies in accordance with CSIM’s Proxy Policies.

B.	FOREIGN SECURITIES/SHAREBLOCKING

CSIM has arrangements with Glass Lewis for the execution of proxy votes. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

C.	SECURITIES LENDING

Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

7

D.	SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

E.	REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

8

Statement Of Additional Information
SCHWAB CAPITAL TRUST
SCHWAB FUNDAMENTAL INDEX* FUNDS
Schwab Fundamental US Large Company Index Fund	SFLNX
Schwab Fundamental US Small Company Index Fund	SFSNX
Schwab Fundamental International Large Company Index Fund	SFNNX
Schwab Fundamental International Small Company Index Fund	SFILX
Schwab Fundamental Emerging Markets Large Company Index Fund	SFENX
February 27, 2015
The Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 27, 2015 (as amended from time to time).
The audited financial statements from the funds’ annual report for the fiscal year ended October 31, 2014 are incorporated by reference into this SAI. A copy of the funds’ 2014 annual report is delivered with the SAI.
For a free copy of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. For TDD service call 1-800-345-2550. In addition, you may visit Schwab Funds’ website at http://www.csimfunds.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
Each fund is a series of Schwab Capital Trust (the “trust”). The funds are part of the Schwab complex of funds (“Schwab Funds”).
The funds’ shareholder report includes a summary portfolio schedule. Each fund’s 2014 annual full portfolio schedule from Form N-CSR is a separate document delivered with the SAI and is incorporated by reference into this SAI.
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
REG70150-03

INVESTMENT OBJECTIVES
Schwab Fundamental US Large Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index.
Schwab Fundamental US Small Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index.
Schwab Fundamental International Large Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Large Company Index.
Schwab Fundamental International Small Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index.
Schwab Fundamental Emerging Markets Large Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index.
The Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund are collectively referred to as “Fundamental Index Funds.”
Change of Investment Objective
Each fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees (the “Board”) without shareholder approval. There is no guarantee that a fund will achieve its investment objective.
Change to Investment Policy of the Funds
It is the Schwab Fundamental US Large Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Russell Fundamental U.S. Large Company Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental US Small Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Russell Fundamental U.S. Small Company Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental International Large Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Russell Fundamental Developed ex-U.S. Large Company Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental International Small Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Russell Fundamental Developed ex-U.S. Small Company Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental Emerging Markets Large Company Index Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stocks included in the Russell Fundamental Emerging Markets Large Company Index, including depositary receipts representing securities of the Index, which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
1

Description of the Russell Fundamental Index® Series. Each Russell Fundamental Index strategy is part of the Russell Fundamental Index® Series. Each Russell Fundamental Index strategy is compiled and calculated by Russell Investments (“Russell”) in conjunction with Research Affiliates LLC (“RA”), and the method of calculating the components of the indices is subject to change. Each Russell Fundamental Index strategy selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks. The Russell Fundamental Index Series has a partial quarterly reconstitution. The weighting of the constituents by fundamental scores is determined during the June annual reconstitution. However, this annual reconstitution is spread out equally each quarter. Splitting the index into four equivalent parts (tranches) adds investment capacity.
The Russell Fundamental Index Series is created from the leading Russell 3000® and Russell Global ex-U.S. indexes. Constituents are scored and weighted based on fundamental measures of company size, then further divided into large company and small company fundamental indexes. Company size is determined by averaging three key non-price measures using publicly available accounting data from the last five years. Weights are calculated and assigned by RA.
The Russell Fundamental U.S. Large Company Index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the companies in the Russell 3000 Index. Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell 3000 Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Russell Fundamental U.S. Large Company Index. The Russell Fundamental U.S. Large Company Index is compiled and calculated by Russell in conjunction with RA, and the method of calculating the components of the Russell Fundamental U.S. Large Company Index is subject to change.
The Russell Fundamental U.S. Small Company Index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the companies in the Russell 3000 Index. Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell 3000 Index. Companies are split at the 87.5% point based on fundamental weights. Companies below this breakpoint make up the Russell Fundamental U.S. Small Company Index. The Russell Fundamental U.S. Small Company Index is compiled and calculated by Russell in conjunction with RA, and the method of calculating the components of the Russell Fundamental U.S. Small Company Index is subject to change.
The Russell Fundamental Developed ex-U.S. Large Company Index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the companies in the Russell Developed ex-U.S. Index. Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Developed ex-U.S. Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Russell Fundamental Developed ex-U.S. Large Company Index. The Russell Fundamental Developed ex-U.S. Large Company Index is compiled and calculated by Russell in conjunction with RA, and the method of calculating the components of the Russell Fundamental Developed ex-U.S. Large Company Index is subject to change.
The Russell Fundamental Developed ex-U.S. Small Company Index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the companies in the Russell Developed ex-U.S. Index. Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Developed ex-U.S. Index. Companies are split at the 87.5% point based on fundamental weights. Companies below this breakpoint make up the Russell Fundamental Developed ex-U.S. Small Company Index. The Russell Fundamental Developed ex-U.S. Small Company Index is compiled and calculated by Russell in conjunction with RA, and the method of calculating the components of the Russell Fundamental Developed ex-U.S. Small Company Index is subject to change.
The Russell Fundamental Emerging Markets Large Company Index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the companies in the Russell Emerging Markets Index. Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Emerging Markets Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Russell Fundamental
2

Emerging Markets Large Company Index. The Russell Fundamental Emerging Markets Large Company Index is compiled and calculated by Russell in conjunction with RA, and the method of calculating the components of the Russell Fundamental Emerging Markets Large Company Index is subject to change.
Charles Schwab Investment Management, Inc. (“CSIM”), the fund’s investment adviser, has entered into an agreement with Russell Investment Group (“Russell”), pursuant to which, CSIM has been granted a license to certain indexes within the Russell Fundamental Indexes and the Russell trademarks, which has in turn been sublicensed to the funds. Under the sublicensing agreement between CSIM and the funds, the funds pay all applicable licensing fees.
Russell and RA have entered into a strategic alliance with respect to the Russell Fundamental Index Series. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series and the Russell Fundamental Index Series are used by the funds under license. Russell and RA jointly own all trademark and service mark rights in and to the Russell Fundamental Index Series. RA is the owner of the trademarks, service marks, patents and copyrights related to the Fundamental Index and the Fundamental Index methodology.
None of the Fundamental Index Funds are promoted, sponsored or endorsed by, nor in any way affiliated with Russell or RA. Russell and RA are not responsible for and have not reviewed the Fundamental Index Funds nor any associated literature or publications and Russell and RA make no representations or warranties, express or implied, as to their accuracy, or completeness, or otherwise.
Russell and RA reserve the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Fundamental Index Series. Russell and RA have no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Fundamental Index strategies.
Russell’s publication, in conjunction with RA, of the Russell Fundamental Index Series in no way suggests or implies an opinion by Russell or RA as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Fundamental Index strategies are based. Russell and RA make no representations, warranties, or guarantees as to the accuracy, completeness, reliability, or otherwise of the Russell Fundamental Index strategies or any data included in the Russell Fundamental Index strategies. Russell and RA make no representations, warranties or guarantees regarding the use, or the results of use, of the Russell Fundamental Index strategies or any data included therein, or any security (or combination thereof) comprising the Russell Fundamental Index strategies. Russell and RA makes no other express or implied warranties, and expressly disclaim any warranties, of any kind, including without limitation, any warranties of merchantability or fitness for a particular purpose with respect to the Russell Fundamental Index Series or any data or any security (or combination thereof) included therein.
Each Schwab Fundamental Index Fund described above began tracking its Russell Fundamental Index as of October 19, 2012. Before that date, each fund tracked a FTSE RAFI Index as described below.
Description of the FTSE RAFI Indices. Each FTSE RAFI* Index is part of the FTSE RAFI Index Series. Each FTSE RAFI Index is compiled and calculated by FTSE International Limited (“FTSE”) in conjunction with RA, and the method of calculating the components of the indices is subject to change. Each FTSE RAFI Index selects companies based on the following four fundamental measures of firm size: (a) sales averaged over the prior five years; (b) cash flow averaged over the prior five years; (c) latest available book value; and (d) total dividend distributions averaged over the prior five years. For companies that have never paid dividends, that measure is excluded from the average. Each FTSE RAFI Index is reconstituted and rebalanced on an annual basis. For the purpose of calculation of the value of the FTSE RAFI indices, dividend payments will be reinvested in the Index on the ex-date.
By using fundamental factors rather than prices to weight stocks, the FTSE RAFI Indices seek to take advantage of price movements by reducing an index’s holdings in constituents whose prices have risen relative to other constituents,

*	RAFI is a trademark of Research Affiliates, LLC.
3

and increase holdings in companies whose prices have fallen behind. Fundamental weighting should not increase exposure to high P/E stocks during episodes of unsustainable P/E expansion.
The FTSE RAFI US 1000 Index is designed to track the performance of the largest companies incorporated in the United States selected based on the four fundamental measures listed above. The U.S. companies are then weighted by each of these four fundamental measures. An overall weight is calculated for each company in the index by equally-weighting each fundamental measure. Each of the 1000 companies with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.
The FTSE RAFI US 1500 Mid Small Index is designed to track the performance of approximately 1500 small and medium sized companies incorporated in the United States, ranked by fundamental value using the measures above. The index first excludes the companies with a fundamental weight ranking of 1 through 1,000 (i.e., the companies included in the FTSE RAFI US 1000 Index). Thereafter, each of the companies with a fundamental weight ranking of 1,001 through 2,500 is then selected to be included in the index and assigned a weight equal to its fundamental weight.
The FTSE RAFI Developed ex US 1000 Index is composed of the largest 1000 listed companies outside the United States, ranked by fundamental value using the measures above. The FTSE RAFI Developed ex-US 1000 Index is divided into 24 separate country indices, made up of the stocks from each of the following countries: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Israel, Italy, Japan, Korea, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK.
The FTSE RAFI Developed ex US Mid-Small 1500 Index is composed of approximately 1500 small and medium sized companies domiciled in developed countries outside of the United States ranked by fundamental values using the measures above.
The FTSE RAFI Emerging Index is composed of 350 companies from emerging markets with the largest RAFI fundamental value, using the measures above.
“FTSE™” is a trademark owned by the London Stock Exchange Group companies (the “LSEG”) and is used by the funds under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the funds.
FTSE and RA do not guarantee the accuracy and/or the completeness of the FTSE RAFI Indices or any data included therein, and FTSE and RA shall have no liability for any errors, omissions or interruptions therein. FTSE and RA make no warranty, express or implied, as to results to be obtained by the Schwab Fundamental Index Funds, their shareholders or any other person or entity from the use of the FTSE RAFI Indices or any data therein. FTSE and RA make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE RAFI Indices or any data included therein.
Investment Strategies, Securities And RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed
4

money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (“SEC”). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. Each fund will pay fees to the banks for using its lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Each of the funds will not concentrate its investments in a particular industry or group of industries, unless the index it is designed to track is so concentrated.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the “principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. Prepayments are more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may lead to an increase in interest rates, which could significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (“bonds”) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
5

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section entitled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
6

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trades in futures contracts, options and swaps to qualify for certain exclusions or exemptions from registration requirements. The trust, on behalf of each fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to regulation as a commodity pool or CPO under the CEA and the investment adviser is not subject to registration as a CPO. If a fund were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. Although positions are usually marked to market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g.,
7

brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule
8

or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts and business development companies. (For more information on depositary receipts, see the section entitled “Depositary Receipts”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of
9

the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT
10

concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).
Rights and Warrants. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company's initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
11

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
12

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Exchange Traded Funds (“ETFs”) such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Pursuant to an exemptive order issued by the SEC to iShares and procedures approved by the funds’ Board, each fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act but not to exceed 25% of the fund’s total assets, provided that the fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. Neither the iShares® Funds nor their investment adviser make any representations regarding the advisability of investing in a fund.
Business Development Companies (“BDCs”) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in
13

the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
14

Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, the imposition of trade sanctions, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions, which could interfere with a fund’s ability to invest primarily in the securities of its index. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
15

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the recent global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Although some European economies have shown signs of recovery, any recovery may be slow as the region continues to face difficult challenges including high unemployment rates, significant levels of government debt, continuing trade deficits, austerity measures and lack of access to capital. Furthermore, due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries. As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Foreign Institutions involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid, among others, include repurchase agreements not maturing within seven days and certain restricted securities.
Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each fund invests so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.95 or better, over time. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. Each fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board will consider alternative arrangements for each fund.
There can be no guarantee that the performance of a fund will achieve a high degree of correlation with that of its index. A number of factors may affect a fund’s ability to achieve a high correlation with its index, including the degree to which a fund utilizes a sampling technique. The correlation between the performance of a fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spinoffs), timing variances, and differences between a fund’s portfolio and the index resulting from legal restrictions such as diversification requirements) that apply to a fund but not to the index.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds”. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the
16

overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers’ acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Bankers’ Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in the aggregate, in excess of $100 million.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The funds will not invest in fixed time deposits that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price,
17

thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in the collateral, or delay in recovery of the collateral, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In
18

addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with the unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the lending agent are approximately 15% of the gross lending revenues. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by the investment adviser or its affiliates.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section entitled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the sub-section entitled “Exchange Traded Funds” under “Equity Securities” for more information).
To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.” Unlike securities of other investment companies, BDCs may be included in various indices by index providers. As a result, particularly to the extent a fund seeks to track the total return of its index by replicating the index (rather than employing statistical sampling techniques), a fund may hold securities of BDCs and may be required to disclose acquired fund fees and expenses.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds,
19

including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.
Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made. The funds do not currently intend to take advantage of this exemptive order because the funds are not “funds of funds.”
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
Stock Substitution Strategy is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Student Loan Marketing Association (known as “SLMA” or “Sallie Mae”), and the Federal Home Loan Banks (“FHLB”), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of the Federal National Mortgage Association (known as “Fannie Mae”) and Federal Home Loan Mortgage Corporation (known as “Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of
20

senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. The U.S. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the U.S. government adopt any such proposal, the value of a fund’s investments in securities issued by Fannie Mae and Freddie Mac would be impacted.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each fund may not:
(1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by (or not prohibited by) the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.
Each fund may not:
(1)	Invest more than 15% of its net assets in illiquid securities.
(2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or
21

unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(4)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(5)	Borrow money except that a fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(7)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that the index the fund is designed to track is also so concentrated).
(8)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that a fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
22

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
Management of the FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of a trust under the 1940 Act if, among other things, he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) or Charles Schwab & Co., Inc. (“Schwab” or the “distributor”). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
As used herein the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust, and Laudus Institutional Trust which, as of February 15, 2015, included 95 funds.
Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. The tables below provide information about the trustees and officers for the trust, which includes funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
23

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2004)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – Present).	74	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; (2000 - present; Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 - present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013)	74	Director, KLA- Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 - present), Director, Asset International, Inc. publisher of financial services information) (Jan. 2009 - Nov. 2014).	95	None
24

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 –present).	74	Director, Eaton
(2012- present)

Director and
Chairman of the
Audit Committee,
Oneok Partners LP
(2003 – 2013)

Director, Oneok,
Inc. (2009 – 2013)

Lead Independent
Director, Board of
Cooper Industries
(2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)
INTERESTED TRUSTEES
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 - present)
25

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director, Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2010)	Executive Vice President, Charles Schwab & Co., Inc. (Sept.
2010 – present); Director, President and Chief Executive
Officer (Dec. 2010 – present), Chief Investment Officer
(Sept. 2010 – Oct. 2011), Charles Schwab Investment
Management, Inc.; President, Chief Executive Officer (Dec.
2010 – present), and Chief Investment Officer (Sept. 2010 –
Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs;
Global Head of Fixed Income Business Division, BlackRock,
Inc. (formerly Barclays Global Investors) (March 2007 –
August 2010.

George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust and Schwab Annuity
Portfolios since 2004; Laudus Trust and Laudus
Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov.
2004 – present), Chief Operating Officer (Jan. 2011 –
present), Charles Schwab Investment Management, Inc. ;
Treasurer and Chief Financial Officer, Laudus Funds (2006 –
present); Treasurer and Principal Financial Officer, Schwab
Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 –
present); Director, Charles Schwab Worldwide Fund, PLC
and Charles Schwab Asset Management (Ireland) Limited
(April 2005 – present).

Omar Aguilar
1970
Senior Vice President and Chief Investment Officer –
Equities
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer -
Equities, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer - Equities, Schwab Funds, Laudus
Funds and Schwab ETFs (June 2011 – present); Head
of the Portfolio Management Group and Vice President
of Portfolio Management, Financial Engines, Inc.
(May 2009 – April 2011); Head of Quantitative Equity,
ING Investment Management (July 2004 – Jan. 2009).

26

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed
Income
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer – Fixed
Income, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer – Fixed Income, Schwab Funds,
Laudus Funds and Schwab ETFs (June 2011 – present);
Senior Managing Director, Global Head of Active
Fixed-Income Strategies, State Street Global
Advisors (Jan. 2008 – Oct. 2010); Director of
Alpha Strategies Loomis, Sayles & Company
(April 2006 – Jan. 2008).

David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds (Officer
of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President (Sept. 2011 – present), Vice President
(March 2004 – Sept. 2011), Charles Schwab & Co., Inc.;
Senior Vice President and Chief Counsel (Sept. 2011 –
present), Vice President (Jan. 2011 – Sept. 2011), Charles
Schwab Investment Management, Inc.; Secretary (April 2011
– present) and Chief Legal Officer (Dec. 2011 – present),
Schwab Funds; Vice President and Assistant Clerk, Laudus
Funds (April 2011 – present); Secretary (May 2011 –
present) and Chief Legal Officer (Nov. 2011 – present),
Schwab ETFs.

Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus
Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus
Institutional Trust since 2005)
Vice President, Charles Schwab & Co., Inc., Charles Schwab
Investment Management, Inc. (July 2005-present); Vice
President (Dec. 2005-present), Chief Legal Officer and Clerk
(March 2007-present), Laudus Funds; Vice President (Nov.
2005 – present) and Assistant Secretary (June 2007 –
present), Schwab Funds; Vice President and Assistant
Secretary, Schwab ETFs (Oct. 2009-present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab and Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from either Board.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.
27

Board Leadership Structure
The Chairman of the Board of Trustees, Charles R. Schwab, is Chairman of the Board of Directors of The Charles Schwab Corporation and an interested person of the trust as that term is defined in the 1940 Act. The trust does not have a single lead independent trustee. The Board is comprised of a super-majority (77 percent) of trustees who are not interested persons of the trust (i.e., “Independent Trustees”). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an Independent Trustee, and each Committee is comprised solely of Independent Trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees of the trust constitute a super-majority of the Board, the fact that Committee chairs are Independent Trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the trust, and to exercise their business judgment in a manner that serves the best interests of the trust's shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008.
The Board has concluded that Ms. Byerwalter should serve as trustee of the trust because of the experience she gained as chairman of her own corporate advisory and consulting firm and as former chief financial officer of a university and a bank, the experience she has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, and her service on other public company and mutual insurance company boards.
28

The Board has concluded that Mr. Cogan should serve as trustee of the trust because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Mahoney should serve as trustee of the trust because of the experience he gained as co-chief executive officer of a healthcare services company, and his service on other public company boards.
The Board has concluded that Mr. Patel should serve as trustee of the trust because of the experience he gained as executive vice president, general manager and chief financial officer of a software company, and his service on other public company boards.
The Board has concluded that Mr. Ruffel should serve as trustee of the trust because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Schwab Strategic Trust funds since 2009.
The Board has concluded that Mr. Schwab should serve as trustee of the trust because of the experience he has gained as founder and chairman of the board of Schwab, and subsequently its parent corporation, The Charles Schwab Corporation, his experience in and knowledge of the financial services industry, the experience he has gained serving as Chairman of the Board of Trustees of the Schwab Funds since their inception, and his former service on other public company boards.
The Board has concluded that Mr. Smith should serve as trustee of the trust because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, his service on other public company boards, and his experience serving as Chair of the trust’s Investment Oversight Committee.
The Board has concluded that Mr. Wender should serve as trustee of the trust because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
•The Audit, Compliance and Valuation Committee reviews the integrity of the trust’s financial reporting processes and compliance policies, procedures and processes, and the trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the trust’s independent auditors; and the implementation and operation of the trust's valuation policy and procedures. This Committee is comprised of at least three Independent Trustees and currently has the following members: Kiran M. Patel (Chairman), Mariann Byerwalter, John F. Cogan and David L. Mahoney. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.
•The Governance Committee reviews and makes recommendations to the Board regarding trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of Trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as Trustees. The Governance Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees
29

identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the trust at the trust’s principal business address. This Committee is comprised of at least three Independent Trustees and currently has the following members: Mariann Byerwalter (Chairman), John F. Cogan, David L. Mahoney and Joseph H. Wender. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
•The Investment Oversight Committee reviews the investment activities of the trust and the performance of the Funds’ investment advisers. This Committee is comprised of at least three Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Gerald B. Smith (Chairman), Charles A. Ruffel and Joseph H. Wender. The charter directs that the Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2014.
Name of Trustee	Aggregate Compensation From the Funds:	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund Complex
Interested Trustees
Charles R. Schwab	$0	N/A	$0
Walter W. Bettinger II	$0	N/A	$0
Independent Trustees
Mariann Byerwalter	$9,968	N/A	$288,000
John F. Cogan	$9,622	N/A	$278,000
David L. Mahoney	$9,622	N/A	$278,000
Kiran M. Patel	$9,968	N/A	$288,000
Gerald B. Smith	$9,968	N/A	$288,000
Joseph H. Wender	$9,622	N/A	$278,000
30

Securities Beneficially Owned By Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2014.
Name of Trustee	Dollar Range of Trustee Ownership of:					Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000
Walter W. Bettinger II	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	Over $100,000
David L. Mahoney	None	None	None	None	None	Over $100,000
Kiran M. Patel	None	None	None	None	Over $100,000	Over $100,000
Charles A. Ruffel	None	None	None	None	None	Over $100,000
Gerald B. Smith	Over $100,000	Over $100,000	$50,001 - $100, 000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Joseph H. Wender	None	None	None	None	None	Over $100,000
Deferred Compensation Plan
Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
31

Control Persons And Principal Holders Of Securities
As of February 2, 2015, the officers and trustees of the trust, as a group, owned, of record or beneficially, less than 1% of the outstanding voting securities of each of the funds.
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
As of February 2, 2015, Appendix – Principal Holders of Securities, lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of the funds.
Investment Advisory and Other Services
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust’s distributor and shareholder services paying agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the trust and CSIM with respect to existing funds in the trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
As described below, the investment adviser is entitled to receive from each fund an annual fee, payable monthly, for its advisory and administrative services to each fund.
The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund’s operations. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (“expense cap”). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s expense cap.
The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
32

Fund and Advisory Fee Schedule		2012	2013	2014	Expense Cap
Schwab Fundamental US Large Company Index Fund 0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, and 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion.	Net fees paid:	$2,586,123	$4,612,549	$6,976,946	0.35%
	Gross fees reduced by:	$1,704,636	$1,271,602	$1,379,455
Schwab Fundamental US Small Company Index Fund 0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, and 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion.	Net fees paid:	$802,989	$1,161,276	$1,882,584	0.35%
	Gross fees reduced by:	$925,646	$838,684	$929,279
Schwab Fundamental International Large Company Index Fund 0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, and 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion.	Net fees paid:	$299,393	$710,062	$1,214,328	0.35%
	Gross fees reduced by:	$908,396	$959,174	$1,019,056
Schwab Fundamental International Small Company Index Fund 0.40% of the fund’s average daily net assets not in excess of $500 million, 0.38% of such net assets greater than $500 million and not in excess of $5 billion, 0.36% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.34% of such assets over $10 billion	Net fees paid:	$0	$0	$230,634	0.49%*
	Gross fees reduced by:	$367,897	$485,944	$598,478
33

Fund and Advisory Fee Schedule		2012	2013	2014	Expense Cap
Schwab Fundamental Emerging Markets Large Company Index Fund 0.50% of the fund’s average daily net assets not in excess of $500 million, 0.48% of such net assets greater than $500 million and not in excess of $5 billion, 0.46% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.44% of such assets over $10 billion	Net fees paid:	$604,584	$523,608	$548,801	0.49%*
	Gross fees reduced by:	$985,612	$1,097,013	$1,249,649
*	Effective June 11, 2013, the investment adviser and its affiliates agreed to limit the total annual operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund to the percentage shown in this column for so long as the investment adviser serves as the adviser to the fund. This agreement is limited to each of these fund’s direct operating expenses and does not apply to any applicable acquired fund fees and expenses (“AFFE”). The agreement may only be amended or terminated with approval of the funds’ Board of Trustees. Prior to June 11, 2013, the investment adviser agreed to limit the total annual operating expenses (excluding interest, taxes, and certain non-routine expenses) to 0.55% and 0.60% for the Schwab Fundamental International Small Company Fund and Schwab Fundamental Emerging Markets Large Company Index Fund, respectively.
Distributor
Pursuant to an Amended and Restated Distribution Agreement between Schwab and the trust, Schwab, located at 211 Main Street, San Francisco, California 94105, is the principal underwriter for shares of the funds and is the trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
Shareholder Servicing Plan
The trust’s Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables the funds, directly or indirectly through Schwab, to bear expenses relating to the provision by service providers, including Schwab, of certain shareholder services to the current shareholders of the funds. The trust has appointed Schwab to act as its shareholder servicing fee paying agent under the Plan for the purpose of making payments to the service providers (other than Schwab) under the Plan. Pursuant to the Plan, each of the funds is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab Fundamental US Large Company Index Fund	0.10%
Schwab Fundamental US Small Company Index Fund	0.10%
Schwab Fundamental International Large Company Index Fund	0.10%
Schwab Fundamental International Small Company Index Fund	0.10%
Schwab Fundamental Emerging Markets Large Company Index Fund	0.10%
Pursuant to the Plan, the funds (or Schwab as paying agent) may pay Schwab or service providers that, pursuant to written agreements with Schwab, provide certain account maintenance, customer liaison and shareholder services to
34

fund shareholders. Schwab and the other service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the trust and (ii) the Trustees of the trust who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Qualified Trustees”). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.
Transfer Agent
Boston Financial Data Services, Inc. (“BFDS”) , 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodians and Fund Accountant
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts, 02110 serves as custodian for the following funds:
Schwab Fundamental International Large Company Index Fund Schwab Fundamental International Small Company Index Fund Schwab Fundamental Emerging Markets Large Company Index Fund
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts, 02111, serves as custodian for the following funds:
Schwab Fundamental US Large Company Index Fund Schwab Fundamental US Small Company Index Fund
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
35

Independent Registered Public Accounting Firm
The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), Three Embarcadero Center, San Francisco, CA 94111-4004, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. PwC also performs other professional, accounting, auditing, tax and advisory services, when engaged to do so by the trust.
Portfolio Managers
Other Accounts. In addition to the funds, each portfolio manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2014.
Name	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Agnes Hong	24	$58,777,442,497	0	$0	0	$0
Ferian Juwono	18	$58,030,992,793	0	$0	0	$0
Jane Qin*	6	$1,026,631,741	0	$0	0	$0
*Ms. Qin was appointed a portfolio manager as of February 27, 2015. The information provided for Ms. Qin is as of January 30, 2015.
Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective benchmark indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent
36

that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, each Portfolio Manager’s compensation consisted of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Manager Incentive Plan (the “Plan”) as follows:
There are two independent funding components for the Plan:
•75% of the funding is based on equal weighting of Investment Fund Performance and Risk Management and Mitigation
•25% of the funding is based on Corporate results
Investment Fund Performance and Risk Management and Mitigation (75% weight)
Investment Fund Performance:
At the close of the year, each fund's performance will be determined by its 1-year, 1 and 2-year, or 1 and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may manage and/or support a number of funds, there may be several funds considered in arriving at the incentive compensation funding.
Risk Management and Mitigation:
Risk Management and Mitigation will be rated by CSIM’s Chief Investment Officer, CSIM’s Head of Investment Risk, CSIM’s Chief Legal Officer, CSIM’s Chief Compliance Officer and CSIM’s Head of Operations Risk (or individuals with comparable responsibilities). Factors they will consider will include, but are not limited to:
•Balancing safety of fund principal with appropriate limits that provide investment flexibility given existing market conditions
•Making timely sell recommendations to avoid significant deterioration of value resulting from the weakening condition of the issuer
•Escalating operating events and errors for prompt resolution
•Identifying largest risks and actively discussing with management
•Accurately validating fund information disseminated to the public (e.g., Annual and Semi-Annual reports, fund fact sheets, fund prospectus)
37

•Executing transactions timely and without material trade errors that result in losses to the funds
•Ensuring ongoing compliance with prospectus and investment policy guidelines
•Minimizing fund compliance exceptions
•Actively following up and resolving compliance exceptions
Corporate Performance (25% weight)
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of The Charles Schwab Corporation (“CSC”) during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
At year-end, the full-year funding for both components of the Plan will be pooled together. The total pool is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.
Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
•Fund performance relative to performance measure
•Risk management and mitigation
•Individual performance against key objectives
•Contribution to overall group results
•Functioning as an active contributor to the firm’s success
•Team work
•Collaboration between Analysts and portfolio managers
•Regulatory/Compliance management.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of October 31, 2014. Dollar amount ranges disclosed are
38

established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Agnes Hong	None

Ferian Juwono	None

Jane Qin	None

Brokerage Allocation And Other Practices
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for each of the funds for the past two fiscal years is as follows.
Fund	2013	2014
Schwab Fundamental US Large Company Index Fund	10%	14%
Schwab Fundamental US Small Company Index Fund	27%	29%
Schwab Fundamental International Large Company Index Fund	22%	8%
Schwab Fundamental International Small Company Index Fund	29%	41%
Schwab Fundamental Emerging Markets Large Company Index Fund	22%	19%
Portfolio Holdings Disclosure
Information regarding the availability of the funds’ portfolio securities can be obtained by calling 1.877.824.5615.
The trust’s Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President of the trust to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will
39

receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the trust has entered into to selectively disclose portfolio holdings.
A complete list of a fund’s portfolio holdings is published on the fund’s website at www.csimfunds.com/schwabfunds_prospectus, under “Portfolio Holdings”, as discussed in the fund’s prospectus, generally 15-20 days from the calendar quarter end for bond and equity funds. In addition, a list of the funds’ portfolio holdings as included in its regulatory filings is published on the website at www.csimfunds.com/schwabfunds_prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. On the website, the funds also provide on a monthly or quarterly basis information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 15-40 days after the end of the period. This information on the website is publicly available to all categories of persons.
Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The President of the trust may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the President of the trust determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and funds’ adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President of the trust determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds' service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio holdings information will be disclosed in this SAI. CSIM, Glass Lewis, State Street and/or BBH, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PwC, BFDS and Schwab, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the trust or by the nature of its relationship with the trust. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an ETF, the trust will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.
The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the
40

complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (“VWAP”) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining
41

oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
Proxy Voting
The Board has delegated the responsibility for voting proxies to CSIM through its Advisory Agreement. The trustees have adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in Appendix — Proxy Voting Policy and Procedures.
42

The trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.csimfunds.com/schwabfunds_prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions. Variances in brokerage commissions paid by a fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows.
Funds	2012	2013	2014
Schwab Fundamental US Large Company Index Fund	$407,603	$244,019	$458,790
Schwab Fundamental US Small Company Index Fund	$592,455	$119,460	$347,924
Schwab Fundamental International Large Company Index Fund	$96,792	$49,685	$113,599
Schwab Fundamental International Small Company Index Fund	$16,702	$23,299	$68,378
Schwab Fundamental Emerging Markets Large Company Index Fund	$190,287	$70,551	$73,864
Regular Broker-Dealers
A fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. As of October 31, 2014, certain of the funds held securities issued by their respective regular broker-dealers as indicated below.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Fundamental US Large Company Index Fund	MERRILL LYNCH PIERCE, FENNER & SMITH, INC.	$56,487,185
	WELLS FARGO SECURITIES, LLC	$44,986,502
	GOLDMAN SACHS & CO.	$18,297,747
	CHARLES SCHWAB & CO., INC.	$3,053,785

Schwab Fundamental US Small Company Index Fund	SUSQUEHANNA FINANCIAL GROUP, LLLP	$984,924

43

Fund	Regular Broker-Dealer	Value of Holdings
Schwab Fundamental International Large Company Index Fund	HSBC SECURITIES (USA), INC.	$12,533,752
	BNP PARIBAS SECURITIES CORP.	$4,590,047
	MITSUBISHI UFJ SECURITIES (USA), INC.	$3,788,021
	SUMITOMO MITSUI BANKING CORP.	$3,365,498
	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	$3,308,522
	SG AMERICAS SECURITIES, LLC	$2,350,517
	CREDIT SUISSE SECURITIES (USA) LLC	$1,519,416
	RBS SECURITIES, INC.	$982,522
	SKANDINAVISKA ENSKILDA BANKEN	$811,552
	DNB MARKETS, INC.	$763,128
	MACQUARIE CAPITAL (USA) INC.	$714,732
	WELLS FARGO SECURITIES, LLC	$153,332
	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	$22,091

Schwab Fundamental International Small Company Index Fund	DNB MARKETS, INC.	$404,343
	MITSUBISHI UFJ SECURITIES (USA), INC.	$182,672
	BROWN BROTHERS HARRIMAN & CO.	$76,613
	WELLS FARGO SECURITIES, LLC	$32,548

Schwab Fundamental Emerging Markets Large Company Index Fund	DNB MARKETS, INC.	$1,496,681
	BANCO SANTANDER SA	$552,259
Description Of The TRUST
Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically
44

authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
Any series of the trust may reorganize or merge with one or more other series of the trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (“NYSE”) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2015-2016: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by a fund’s transfer agent no later than the close of the NYSE’s trading session will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
The funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before
45

acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
The trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.
As explained in more detail in the funds’ prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds’ officers determine that such a waiver is in the best interest of a fund and its shareholders.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectus.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
46

Exchanging Shares of the Funds
Methods to purchase and redeem shares of a fund are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund or Laudus MarketMasters Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds® that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. To eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by Schwab.
Pricing of Shares
Each business day, the funds calculate their share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing sources to provide values for their portfolio securities. Current market values are generally determined by the approved pricing sources as follows: generally securities traded on exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing sources. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; when a security’s value is materially affected by events occurring after the close of the security’s primary trading market; or a furnished price appears manifestly incorrect. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
47

Taxation
Federal Tax Information for the Funds
This discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each fund’s policy to qualify for taxation as a “regulated investment company” (“RIC”) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership’s gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
48

A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon and other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
49

Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by the fund in the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses arise in fiscal years beginning after the enactment date exclude any elective post-October capital losses deferred during the period from November 1 to the end of the fund’s fiscal year. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning before January 1, 2015 (or a later date if extended by the U.S. Congress), U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends, and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) may be classified as “excess inclusion income” with respect to foreign shareholders, no exception or reduction in withholding tax will apply to such excess inclusion income.
50

The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Income that Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund or Schwab Fundamental Emerging Markets Large Company Index Fund received from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that each of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and that it will make this election.
The Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent a fund does invest in a PFIC, it may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, these funds may be required to distribute amounts in excess of realized income and gains. To the extent a fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a fund’s economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a
51

disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.
52

APPENDIX– PRINCIPAL HOLDERS OF SECURITIES
Fund	Customer	Percent owned
Schwab Fundamental Emerging Markets Large Company Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	76%

	SCHWAB MARKETTRACK GROWTH PORTFOLIO 211 MAIN STREET SAN FRANCISCO, CA 94105	7% [1]

	SCHWAB MARKETTRACK ALL EQUITY 211 MAIN STREET SAN FRANCISCO, CA 94105	8% [1]

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO, CA 94105	6% [1]

Schwab Fundamental International Small Company Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	84%

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO, CA 94105	23% [1]

	SCHWAB MARKETTRACK ALL EQUITY 211 MAIN STREET SAN FRANCISCO, CA 94105	9% [1]

	SCHWAB MARKETTRACK GROWTH PORTFOLIO 211 MAIN STREET SAN FRANCISCO, CA 94105	7% [1]

Schwab Fundamental US Large Company Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	63%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-2052	11%

Schwab Fundamental US Small Company Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	89%

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO, CA 94105	17% [1]

Schwab Fundamental International Large Company Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	80%

Fund	Customer	Percent owned

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO, CA 94105	8% [1]

	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	5% [1]
[1]	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Charles Schwab Investment Management, Inc.

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Laudus Institutional Trust

Schwab Strategic Trust

PROXY VOTING POLICY AND PROCEDURES

AS OF MARCH, 2015

I.	INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Portfolio Management, and Legal Departments, and chaired by CSIM’s Chief Investment Officer, Equities or his/her delegate. The Proxy Committee reviews and may amend periodically these policies. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Policies”) pertain to all of CSIM’s clients.

The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory agreements. The Trustees have adopted these Proxy Policies with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Policies between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.

1

II.	PHILOSOPHY

CSIM believes that its role as a fiduciary is of utmost importance. In voting proxy ballots, CSIM’s ultimate objective is to maximize the value of our clients’ investments by protecting the long term best interests of shareholders. CSIM believes that directors, as shareholders’ elected representatives, are best positioned to oversee the management of companies in which its clients invest, thereby promoting and protecting its clients’ long term interests. Therefore, CSIM will generally support the board’s recommendations unless concerns arise, such as the board’s performance, accountability or management of conflicts of interests.

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

III.	PROXY VOTING GUIDELINES

The Proxy Committee receives and reviews Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Policies”). Positions on proposals are evaluated by the Proxy Committee in the long term best interests of shareholders. Below is a description of CSIM’s guidelines on key proposals. In other circumstances, CSIM generally will utilize the Glass Lewis’ Proxy Policies (which are posted on the Funds’ website).

A.	DIRECTORS AND AUDITORS

i.	Directors

As a starting point, CSIM expects the board to be composed of a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent.

Factors that may result in a vote against one or more directors:

•	The board is not majority independent

•	Non-independent directors serve on the nominating, compensation or audit committees

•	Director recently failed to attend at least 75% of meetings or serves on an excessive number of publically traded company boards

•	Directors approved executive compensation schemes that appear misaligned with shareholders’ interests

•	Director recently acted in a manner inconsistent with the CSIM Proxy Procedures or failed to be responsive to concerns of a majority of shareholders

2

ii.	Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

•	Audit-related fees are more than half of the total fees paid by the company to the audit firm

•	A recent material restatement of annual financial statements

B.	BOARD MATTERS

i.	Classified Boards

CSIM generally defers to management’s recommendation for classified board proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal to de-classify a board:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

ii.	Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

iii.	Cumulative Voting

CSIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, CSIM will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

iv.	Proxy Access

CSIM generally defers to management’s recommendation for proxy access proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

3

Factors that may result in a vote supporting proxy access:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

v.	Independent Chair

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chairman unless CSIM has concerns regarding the company’s stock price performance. CSIM finds a company’s stock price performance especially concerning when a company is at the bottom quartile of its level 2 Global Industry Classification Standard (“GICS”) group for the prior three consecutive years.

C.	COMPENSATION

i.	Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (also known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against Say-On-Pay:

•	Executive compensation is out of line with industry peers considering the company’s performance over time

•	Plan includes significant guaranteed bonuses or has a low amount of compensation at risk

•	Executive compensation plans offers excessive perquisites, tax-gross up provisions, or golden parachutes

CSIM typically supports annual advisory votes on executive compensation.

ii.	Equity Award Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

•	Plan’s total potential dilution appears excessive

•	Plan’s burn rate appears excessive compared to industry peers

•	Plan allows for the re-pricing of options without shareholder approval

•	Plan has an evergreen feature

4

iii.	Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv.	Re-price/Exchange Option Plans

CSIM generally only supports management’s proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

D.	ANTI-TAKEOVER ISSUES

i.	Shareholder Rights Plan

Shareholder Rights Plans (also known as “Poison Pills”) constrains a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While a poison pill may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a poison pill within a year of its adoption. CSIM generally votes against poison pills that do not have safeguards to protect shareholder interests.

Factors that may result in a vote against Shareholder Rights Plans:

•	Plan does not expire in a relatively short time horizon

•	Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

•	Plan automatically renews without shareholder approval

•	Company’s corporate governance profile

ii.	Right to Call Special Meeting

CSIM generally votes against the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii.	Right to Act by Written Consent

CSIM generally votes against the right to act by written consent if the company already offers the right the call special meetings. CSIM expects appropriate mechanisms for implementation including that the threshold to request that the company establish a record date to determine which shareholders are entitled to act be 25% or more of shares outstanding.

vi.	Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

5

E.	CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.	Increase in Authorized Common Shares

CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii.	Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii.	Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. In assessing the proposals, CSIM considers the proposed merger’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F.	ENVIRONMENTAL AND SOCIAL PROPOSALS

Environmental and Social shareholder proposals typically request companies to change their business practices or to enhance their disclosures. CSIM believes that in most instances, the board is best positioned to evaluate the impact of these proposals on the company’s business. Therefore, CSIM generally defer to the board’s recommendation unless the proposal has successfully articulated a demonstrable tangible economic impact on shareholder value.

i.	Political Contribution and social proposals

CSIM expects the boards of directors to have an oversight process for political contributions and lobbying proposals. CSIM generally votes against political spending shareholder proposals unless there is no evidence of board oversight.

IV.	ADMINISTRATION

A.	CONFLICTS OF INTERESTS

With respect to proxies of a Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the Fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with CSIM’s Proxy Policies.

6

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Except as described above for proxies solicited by the Funds or CSC and the items described under the Proxy Voting Guidelines above, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients will be delegated to Glass Lewis responsibility for voting such proxies in accordance with CSIM’s Proxy Policies.

B.	FOREIGN SECURITIES/SHAREBLOCKING

CSIM has arrangements with Glass Lewis for the execution of proxy votes. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

C.	SECURITIES LENDING

Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

7

D.	SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

E.	REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

8

Statement Of Additional Information
SCHWAB CAPITAL TRUST
Schwab Large-Cap Growth Fund™	SWLSX
Schwab Core Equity Fund™	SWANX
Schwab ® International Core Equity Fund	SICNX
Schwab Dividend Equity Fund™	SWDSX
Schwab Small-Cap Equity Fund™	SWSCX
Schwab Hedged Equity Fund™	SWHEX
Schwab Financial Services Fund™	SWFFX
Schwab Health Care Fund™	SWHFX
February 27, 2015
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 27, 2015.
The audited financial statements from the funds’ annual report for the fiscal year ended October 31, 2014 are incorporated by reference into this SAI. A copy of the funds’ 2014 annual report is delivered with the SAI.
For a free copy of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. For TDD service, call 1-800-345-2550. In addition, you may visit Schwab Funds’ website at http://www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
Each fund is a series of Schwab Capital Trust (the “trust”). The funds are part of the Schwab complex of funds (“Schwab Funds”).
REG72270-02

INVESTMENT OBJECTIVES
The Schwab Large-Cap Growth Fund seeks long-term capital growth.
The Schwab Core Equity Fund seeks long-term capital growth.
The Schwab® International Core Equity Fund seeks long-term capital growth.
The Schwab Dividend Equity Fund seeks current income and capital appreciation.
The Schwab Small-Cap Equity Fund seeks long-term capital growth.
The Schwab Hedged Equity Fund seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market.
The Schwab Financial Services Fund seeks long-term capital growth.
The Schwab Health Care Fund seeks long-term capital growth.
Change of Investment Objective
The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee that a fund will achieve its investment objective.
Change to Investment Policy of Certain Funds
The Schwab Large-Cap Growth Fund™ will, under normal circumstances, invest at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalization within the universe of the Russell 1000® Index at the time of purchase by the fund. The market capitalization range of the Russell 1000® Index was $2.2 billion to $545.254 billion, as of May 31, 2014 (the most recent index reconstitution date), and will change as market conditions change. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Core Equity Fund™ will, under normal circumstances, invest at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab® International Core Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Dividend Equity Fund™ will, under normal circumstances, invest at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Dividend paying stocks are those stocks that historically have paid, or the manager anticipates will pay, a dividend.
The Schwab Small-Cap Equity Fund™ will, under normal circumstances, invest at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations within the universe of the Russell 2000® Index at the time of purchase by the fund. The market capitalization range of the Russell 2000® Index was $169 million to $4,054 million, as of May 31, 2014 (the most recent index reconstitution date), and will change as
1

market conditions change. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Hedged Equity Fund™ will establish long and short positions in equity securities issued by U.S. companies. The fund will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by U.S. companies. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Financial Services Fund™ will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.
The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were revised to permit a greater level of affiliation between financial services companies.
Rule 12d3-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.
The Schwab Health Care Fund™ will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, drug and biotechnology companies, health care facilities operations, medical product manufacturers and suppliers, medical providers and medical services firms.
Investment Strategies, Securities And RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. In addition, the Schwab Hedged Equity Fund may borrow for investment purposes. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange
2

Commission (“SEC”). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. In addition, the Schwab Hedged Equity Fund may establish lines with certain banks by which it may borrow funds for investment purposes, such as the purchase of securities. Each fund will pay fees to the banks for using its lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Each of the Schwab Financial Services Fund and Schwab Health Care Fund will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector. Each of the Schwab Core Equity Fund and Schwab Hedged Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500 Index, each fund’s comparative index, is so concentrated. Each of the Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund and Schwab International Core Equity Fund will not concentrate its investments in a particular industry or group of industries. The Schwab Small-Cap Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the Russell 2000 Index, its comparative index, is so concentrated.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the “principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. Prepayments are more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy improving economic conditions may lead to an increase in interest rates, which could significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market
3

perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section entitled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example,
4

forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trades in futures contracts, options and swaps to qualify for certain exclusions or exemptions from registration requirements. The trust, on behalf of each fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to regulation as a commodity pool or CPO under the CEA and the investment adviser is not subject to registration as a CPO. If a fund were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. Although positions are usually marked to market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying
5

and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund. When formed, the Schwab Financial Services Fund and the Schwab Health Care Fund were respectively sub-classified as “non-diversified” funds, as defined in the 1940 Act. However, due to each fund’s principal investment strategy and investment process, each has historically operated as a “diversified” fund. Therefore, these funds will not operate in the future as “non-diversified” funds without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of
6

such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts and business development companies. (For more information on depositary receipts, see the section entitled “Depositary Receipts.”
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security
7

that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real
8

estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company's initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded
9

corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold
10

incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Exchange Traded Funds (“ETFs”) such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Pursuant to an exemptive order issued by the SEC to iShares and procedures approved by the funds’ Board of Trustees (the “Board”), each fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act but not to exceed 25% of the fund’s total assets, provided that the fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. Neither the iShares® Funds nor their investment adviser make any representations regarding the advisability of investing in a fund.
Business Development Companies (“BDCs”) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or
11

segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:
Lock In.When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge.If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge.The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to
12

the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, the imposition of trade sanctions, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to
13

conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the recent global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Although some European economies have shown signs of recovery, any recovery may be slow as the region continues to face difficult challenges including high unemployment rates, significant levels of government debt, continuing trade deficits, austerity measures and lack of access to capital. Furthermore, due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries. As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Foreign Institutions involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid, among others, include repurchase agreements not maturing within seven days and certain restricted securities.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds”. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers’ acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer.
14

These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Bankers’ Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
15

Non-Publicly Traded Securities and Private Placements. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in the collateral, or delay in recovery of the collateral, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with the unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the lending agent are approximately 15% of the gross lending revenues. All remaining revenue is retained by the fund, as applicable. No portion of the lending revenue is paid to or retained by the investment adviser or its affiliates.
16

Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section entitled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; and (4) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the sub-section entitled “Exchange Traded Funds” under “Equity Securities” for more information).
To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.”
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.
Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made. The funds do not currently intend to take advantage of this exemptive order because the funds are not “funds of funds.”
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the
17

securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
Temporary Defensive Investments. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each of the Schwab Active Equity Funds may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Student Loan Marketing Association (known as “SLMA” or “Sallie Mae”), and the Federal Home Loan Banks (“FHLB”), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of the Federal National Mortgage Association (known as “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (known as “Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt. At the start of 2013, the unlimited support the
18

U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. U.S. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the U.S. government adopt any such proposal, the value of the fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each fund may not:
(1)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab Large-Cap Growth Fund, Schwab Dividend Equity Fund, Schwab International Core Equity Fund, Schwab Core Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Hedged Equity Fund may not:
(1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab Financial Services Fund and the Schwab Health Care Fund:
(1)	Will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Schwab Financial Services Fund will concentrate its investments in securities of companies in the financial services sector. The Schwab Health Care Fund will concentrate its investments in securities of companies in the health care sector.
19

The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.
Each fund may not:
(1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)	Invest more than 15% of its net assets in illiquid securities.
(4)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
(6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
In addition, the Schwab Large-Cap Growth Fund, Schwab Dividend Equity Fund, Schwab International Core Equity Fund, Schwab Core Equity Fund, Schwab Small-Cap Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund may not:
(1)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
In addition, each of the Schwab Large-Cap Growth Fund, Schwab Dividend Equity Fund, and Schwab International Core Equity Fund may not:
(1)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
In addition, the Schwab Core Equity Fund may not:
(1)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500® is also so concentrated).
In addition, the Schwab Small-Cap Equity Fund may not:
(1)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or
20

instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the Russell 2000® Index is also so concentrated).
In addition, the Schwab Hedged Equity Fund may not:
(1)	Borrow money, except that the fund may (i) borrow money (A) for temporary or emergency purposes or (B) from banks or through an interfund lending facility, if any, and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets.
(2)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500® is also so concentrated).
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
21

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
Management of the FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of the trust under the 1940 Act if, among other things, he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) or Charles Schwab & Co., Inc. (“Schwab” or the funds’ “distributor”). A trustee also may be considered an interested person of the trust under the 1940 Act if, among other things, he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust, and Laudus Institutional Trust, which, as of February 15, 2015, included 95 funds.
Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. The tables below provide information about the trustees and officers for the trust, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2004)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – Present).	74	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present;) Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
22

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	74	Director, KLA- Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services)(May 2009 – present); Director, Asset International, Inc. (publisher of financial services information (Jan. 2009 – Nov. 2014).	95	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 –present).	74	Director, Eaton
(2012- present)

Director and
Chairman of the
Audit Committee,
Oneok Partners LP
(2003 – 2013)

Director, Oneok,
Inc. (2009 – 2013)

Lead Independent
Director, Board of
Cooper Industries
(2002 – 2012)

23

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)
INTERESTED TRUSTEES
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Trust Company, N. A., U.S. Trust Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director, Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

24

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2010)	Executive Vice President, Charles Schwab & Co., Inc. (Sept.
2010 – present); Director, President and Chief Executive
Officer (Dec. 2010 – present), Chief Investment Officer
(Sept. 2010 – Oct. 2011), Charles Schwab Investment
Management, Inc.; President, Chief Executive Officer (Dec.
2010 – present), and Chief Investment Officer (Sept. 2010 –
Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs;
Global Head of Fixed Income Business Division, BlackRock,
Inc. (formerly Barclays Global Investors) (March 2007 –
August 2010.

George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust and Schwab Annuity
Portfolios since 2004; Laudus Trust and Laudus
Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov.
2004 – present), Chief Operating Officer (Jan. 2011 –
present), Charles Schwab Investment Management, Inc. ;
Treasurer and Chief Financial Officer, Laudus Funds (2006 –
present); Treasurer and Principal Financial Officer, Schwab
Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 –
present); Director, Charles Schwab Worldwide Fund, PLC
and Charles Schwab Asset Management (Ireland) Limited
(April 2005 – present).

Omar Aguilar
1970
Senior Vice President and Chief Investment Officer –
Equities
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer -
Equities, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer - Equities, Schwab Funds, Laudus
Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio
Management Group and Vice President of Portfolio
Management, Financial Engines, Inc. (May 2009 – April
2011); Head of Quantitative Equity, ING Investment
Management (July 2004 – Jan. 2009).

Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed
Income
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer – Fixed
Income, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer – Fixed Income, Schwab Funds,
Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing
Director, Global Head of Active Fixed-Income Strategies,
State Street Global Advisors (Jan. 2008 – Oct. 2010);
Director of Alpha Strategies Loomis, Sayles & Company
(April 2006 – Jan. 2008).

David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds (Officer
of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President (Sept. 2011 – present), Vice President
(March 2004 – Sept. 2011), Charles Schwab & Co., Inc.;
Senior Vice President and Chief Counsel (Sept. 2011 –
present), Vice President (Jan. 2011 – Sept. 2011), Charles
Schwab Investment Management, Inc.; Secretary (April 2011
– present) and Chief Legal Officer (Dec. 2011 – present),
Schwab Funds; Vice President and Assistant Clerk, Laudus
Funds (April 2011 – present); Secretary (May 2011 –
present) and Chief Legal Officer (Nov. 2011 – present),
Schwab ETFs.

25

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus
Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust since 2005)
Vice President, Charles Schwab & Co., Inc., Charles Schwab
Investment Management, Inc. (July 2005-present); Vice
President (Dec. 2005-present), Chief Legal Officer and Clerk
(March 2007-present), Laudus Funds; Vice President (Nov.
2005 – present) and Assistant Secretary (June 2007 –
present), Schwab Funds; Vice President and Assistant
Secretary, Schwab ETFs (Oct. 2009-present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab and Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from either Board.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.
Board Leadership Structure
The Chairman of the Board of Trustees, Charles R. Schwab, is Chairman of the Board of Directors of The Charles Schwab Corporation and an interested person of the trust as that term is defined in the 1940 Act. The trust does not have a single lead independent trustee. The Board is comprised of a super-majority (77 percent) of trustees who are not interested persons of the trust (i.e., “Independent Trustees”). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an Independent Trustee, and each Committee is comprised solely of Independent Trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees of the trust constitute a super-majority of the Board, the fact that Committee chairs are Independent Trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
26

The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the trust, and to exercise their business judgment in a manner that serves the best interests of the trust's shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008.
The Board has concluded that Ms. Byerwalter should serve as trustee of the trust because of the experience she gained as chairman of her own corporate advisory and consulting firm and as former chief financial officer of a university and a bank, the experience she has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, and her service on other public company and mutual insurance company boards.
The Board has concluded that Mr. Cogan should serve as trustee of the trust because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Mahoney should serve as trustee of the trust because of the experience he gained as co-chief executive officer of a healthcare services company, and his service on other public company boards.
The Board has concluded that Mr. Patel should serve as trustee of the trust because of the experience he gained as executive vice president, general manager and chief financial officer of a software company, and his service on other public company boards.
The Board has concluded that Mr. Ruffel should serve as trustee of the trust because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Schwab Strategic Trust funds since 2009.
The Board has concluded that Mr. Schwab should serve as trustee of the trust because of the experience he has gained as founder and chairman of the board of Schwab, and subsequently its parent corporation, The Charles Schwab Corporation, his experience in and knowledge of the financial services industry, the experience he has gained serving as Chairman of the Board of Trustees of the Schwab Funds since their inception, and his former service on other public company boards.
The Board has concluded that Mr. Smith should serve as trustee of the trust because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, his service on other public company boards, and his experience serving as Chair of the trust’s Investment Oversight Committee.
27

The Board has concluded that Mr. Wender should serve as trustee of the trust because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
•The Audit, Compliance and Valuation Committee reviews the integrity of the trust’s financial reporting processes and compliance policies, procedures and processes, and the trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the trust’s independent auditors and the implementation and operation of the trust's valuation policy and procedures. This Committee is comprised of at least three Independent Trustees and currently has the following members: Kiran M. Patel (Chairman), Mariann Byerwalter, John F. Cogan and David L. Mahoney. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.
•The Governance Committee reviews and makes recommendations to the Board regarding trust governance-related matters, including, but not limited to, Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of Trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as Trustees. The Governance Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the trust at the trust’s principal business address. This Committee is comprised of at least three Independent Trustees and currently has the following members: Mariann Byerwalter (Chairman), John F. Cogan, David L. Mahoney and Joseph H. Wender. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
•The Investment Oversight Committee reviews the investment activities of the trust and the performance of the Funds’ investment advisers. This Committee is comprised of at least three Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Gerald B. Smith (Chairman), Charles A. Ruffel and Joseph H. Wender. The charter directs that the Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
28

Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2014.
Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Funds and Fund Complex
Interested Trustees
Charles R. Schwab	$0	N/A	$0
Walter W. Bettinger II	$0	N/A	$0
Independent Trustees
Mariann Byerwalter	$13,512	N/A	$288,000
John F. Cogan	$13,043	N/A	$278,000
David L. Mahoney	$13,043	N/A	$278,000
Kiran M. Patel	$13,512	N/A	$288,000
Gerald B. Smith	$13,512	N/A	$288,000
Joseph H. Wender	$13,043	N/A	$278,000
29

Securities Beneficially Owned By Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2014.
Name of Trustee	Dollar Range of Trustee Ownership of:								Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Large- Cap Growth Fund	Schwab Core Equity Fund	Schwab International Core Equity Fund	Schwab Dividend Equity Fund	Schwab Small- Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Financial Services Fund	Schwab Health Care Fund
Interested Trustees
Charles R. Schwab	$10,001- 50,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000
Walter W. Bettinger II	None	None	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	None	None	Over $100,000
David L. Mahoney	None	None	None	None	None	None	None	None	Over $100,000
Kiran M. Patel	None	None	None	Over $100,000	None	None	Over $100,000	Over $100,000	Over $100,000
Charles A. Ruffel	None	None	None	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	$10,001- 50,000	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None	None	Over $100,000
Deferred Compensation Plan
Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
30

Control Persons And Principal Holders Of Securities
As of February 2, 2015, the officers and trustees of the trust, as a group owned, of record, or beneficially, less than 1% of the outstanding voting securities of each of the funds.
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
As of February 2, 2015, Appendix – Principal Holders of Securities, lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of the listed funds.
Investment Advisory and Other Services
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust’s distributor and shareholder services paying agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the trust and CSIM with respect to existing funds in the trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
As described below, the investment adviser is entitled to receive from each fund an annual fee, payable monthly, for its advisory and administrative services to each fund.
The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund’s operations. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (“expense cap”). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s expense cap.
The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
Fund and Advisory Fee Schedule		2012	2013	2014	Expense Cap
Schwab Large-Cap Growth Fund 0.72% of the fund’s average daily net assets	Net fees paid:	$1,491,097	$1,555,906	$1,722,499	0.99%
	Gross fees reduced by:	$100,485	$120,096	$106,444
31

Fund and Advisory Fee Schedule		2012	2013	2014	Expense Cap
Schwab Core Equity Fund 0.47% of the fund’s average daily net assets	Net fees paid:	$8,064,690	$9,673,748	$10,745,276	0.75%
	Gross fees reduced by:	$32,770	$9,888	$0
Schwab International Core Equity Fund 0.58% of the fund’s average daily net assets	Net fees paid	$195,296	$384,438	$1,027,145	0.86%
	Gross fees reduced by:	$176,185	$234,761	$225,971
Schwab Dividend Equity Fund 0.62% of the fund’s average daily net assets	Net fees paid:	$8,703,570	$9,778,916	$12,012,395	0.89%
	Gross fees reduced by:	$13,058	$6,732	$0
Schwab Small-Cap Equity Fund 0.81% of the fund’s average daily net assets	Net fees paid:	$3,011,522	$3,871,876	$5,090,478	1.12%
	Gross fees reduced by:	$0	$6,944	$0
Schwab Hedged Equity Fund 1.05% of the fund’s average daily net assets	Net fees paid:	$2,167,271	$1,986,942	$1,968,604	1.33%
	Gross fees reduced by:	$54,207	$57,159	$30,187
Schwab Financial Services Fund 0.54% of the fund’s average daily net assets not in excess of $500 million; 0.515% of such net assets over $500 million but not in excess of $1 billion; and 0.49% of such net assets over $1 billion	Net fees paid:	$197,924	$288,434	$391,564	0.94%
	Gross fees reduced by:	$37,407	$21,050	$0
Schwab Health Care Fund 0.54% of the fund’s average daily net assets not in excess of $500 million; 0.515% of such net assets over $500 million but not in excess of $1 billion; and 0.49% of such net assets over $1 billion	Net fees paid:	$2,435,972	$3,504,677	$4,877,930	0.82%
	Gross fees reduced by:	$22,919	$6,320	$0
Distributor
Pursuant to an Amended and Restated Distribution Agreement between Schwab and the trust, Schwab, located at 211 Main Street, San Francisco, California 94105, is the principal underwriter for shares of the funds and is the trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
32

Shareholder Servicing Plan
The trust’s Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables these funds, directly or indirectly through Schwab, to bear expenses relating to the provision by service providers, including Schwab, of certain shareholder services to the current shareholders of the funds. The trust has appointed Schwab to act as its shareholder servicing fee paying agent under the Plan for the purpose of making payments to the service providers (other than Schwab) under the Plan. Pursuant to the Plan, each of the funds is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab Large-Cap Growth Fund	0.25%
Schwab Core Equity Fund	0.25%
Schwab International Core Equity Fund	0.25%
Schwab Dividend Equity Fund	0.25%
Schwab Small-Cap Equity Fund	0.25%
Schwab Hedged Equity Fund	0.25%
Schwab Financial Services Fund	0.25%
Schwab Health Care Fund	0.25%
Pursuant to the Plan, the funds (or Schwab as paying agent) may pay Schwab or service providers that, pursuant to written agreements with Schwab, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. Schwab and the other service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the trust and (ii) the Trustees of the trust who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Qualified Trustees”). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.
Transfer Agent
Boston Financial Data Services, Inc. (“BFDS”) , 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the funds' transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
33

Custodians and Fund Accountant
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts, 02110 serves as custodian for the following funds:
Schwab Large-Cap Growth Fund Schwab Dividend Equity Fund Schwab Small-Cap Equity Fund Schwab Financial Services Fund Schwab Health Care Fund
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts, 02111, serves as custodian for the following funds:
Schwab Core Equity Fund Schwab International Core Equity Fund Schwab Hedged Equity Fund
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), Three Embarcadero Center, San Francisco, CA 94111-4004, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund’s federal income tax return. PwC also performs other professional, accounting, auditing, tax and advisory services, when engaged to do so by the trust.
Other Services
With respect to the Schwab Active Equity Funds, Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which these funds might invest. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.
34

PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2014.
Name	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Iain Clayton*	0	$0	0	$0	1,228	$364,595,215
Wei Li	1	$261,037,195	0	$0	0	$0
Jonas Svallin	1	$261,037,195	0	$0	1,228	$364,595,215
*Mr. Clayton was appointed a portfolio manager as of February 27, 2015. The information provided for Mr. Clayton is as of January 30, 2015.
Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective benchmark indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example,
35

while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, each Portfolio Manager’s compensation consisted of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Manager Incentive Plan (the “Plan”) as follows:
There are two independent funding components for the Plan:
•75% of the funding is based on equal weighting of Investment Fund Performance and Risk Management and Mitigation
•25% of the funding is based on Corporate results
Investment Fund Performance and Risk Management and Mitigation (75% weight)
Investment Fund Performance:
At the close of the year, each fund's performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may manage and/or support a number of funds, there may be several funds considered in arriving at the incentive compensation funding.
Risk Management and Mitigation:
Risk Management and Mitigation will be rated by CSIM’s Chief Investment Officer, CSIM’s Head of Investment Risk, CSIM’s Chief Legal Officer, CSIM’s Chief Compliance Officer and CSIM’s Head of Operations Risk (or individuals with comparable responsibilities). Factors they will consider will include, but are not limited to:
•Balancing safety of fund principal with appropriate limits that provide investment flexibility given existing market conditions
•Making timely sell recommendations to avoid significant deterioration of value resulting from the weakening condition of the issuer
•Escalating operating events and errors for prompt resolution
•Identifying largest risks and actively discussing with management
•Accurately validating fund information disseminated to the public (e.g., Annual and Semi-Annual reports, fund fact sheets, fund prospectus)
•Executing transactions timely and without material trade errors that result in losses to the funds
•Ensuring ongoing compliance with prospectus and investment policy guidelines
36

•Minimizing fund compliance exceptions
•Actively following up and resolving compliance exceptions
Corporate Performance (25% weight)
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of The Charles Schwab Corporation (“CSC”) during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
At year-end, the full-year funding for both components of the Plan will be pooled together. The total pool is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.
Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
•Fund performance relative to performance measure
•Risk management and mitigation
•Individual performance against key objectives
•Contribution to overall group results
•Functioning as an active contributor to the firm’s success
•Team work
•Collaboration between Analysts and Portfolio Managers
•Regulatory/Compliance management.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of October 31, 2014. Dollar amount ranges disclosed are
37

established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
Portfolio Manager	Fund	Dollar Range
Iain Clayton	Schwab Core Equity Fund	$10,001-$50,000
	Schwab Health Care Fund	$10,001-$50,000
	Schwab Small-Cap Equity Fund	$10,001-$50,000
	Schwab International Core Equity Fund	$10,001-$50,000
Wei Li	Schwab Core Equity Fund	$1 - $10,000
	Schwab Dividend Equity Fund	$1 - $10,000
	Schwab Small-Cap Equity Fund	$1 - $10,000
Jonas Svallin	Schwab Core Equity Fund	$1 - $10,000
	Schwab Dividend Equity Fund	$1 - $10,000
	Schwab Hedged Equity Fund	$1 - $10,000
	Schwab Small-Cap Equity Fund	$10,001-$50,000
	Schwab International Core Equity Fund	$10,001-$50,000
Brokerage Allocation And Other Practices
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded. Short positions that the Schwab Hedged Equity Fund intends to maintain for more than one year are included in the purchases and sales.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for each of the funds for the past two fiscal years is as follows.
Fund	2013	2014
Schwab Large-Cap Growth Fund	87%	82%
Schwab Core Equity Fund	80%	63%
Schwab International Core Equity Fund	75%	90%
Schwab Dividend Equity Fund	64%	72%
Schwab Small-Cap Equity Fund	84%	103%
Schwab Hedged Equity Fund	130%	142%
Schwab Financial Services Fund	74%	75%
Schwab Health Care Fund	54%	57%
Portfolio Holdings Disclosure
Information regarding the availability of the funds' portfolio securities can be obtained by calling 1.877.824.5615.
38

The trust's Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President of the trust to authorize the release of the funds' portfolio holdings prior to regular public disclosure (as outlined in the prospectus) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds' portfolio holdings information and will periodically review any agreements that the trust has entered into to selectively disclose portfolio holdings.
A complete list of a fund’s portfolio holdings is published on the fund’s website at www.csimfunds.com/SchwabFunds_Prospectus, under “Portfolio Holdings”, as discussed in the fund’s prospectus, generally 15-20 days from the calendar quarter end for bond and equity funds. In addition, a list of the fund's portfolio holdings as included in its regulatory filings is published on the website at www.csimfunds.com/SchwabFunds_Prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. On the website, the funds also provide on a monthly or quarterly basis information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 15-40 days after the end of the period. This information on the website is publicly available to all categories of persons.
Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The President of the trust may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the President of the trust determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds' shareholders and funds' adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President of the trust determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds' service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio holdings information will be disclosed in this SAI. CSIM, Glass Lewis, State Street and/or BBH, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PwC, BFDS and Schwab, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the trust or by the nature of its relationship with the trust. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
39

To the extent that a fund invests in an ETF, the trust will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.
The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (“VWAP”) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in
40

addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
41

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
PROXY VOTING
The Board has delegated the responsibility for voting proxies to CSIM, pursuant to the Advisory Agreement between the trust and CSIM. The Board has adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in Appendix — Proxy Voting Policy and Procedures.
The trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.csimfunds.com/SchwabFunds_Prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions. Variances in brokerage commissions paid by a fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows.
Funds	2012	2013	2014
Schwab Large-Cap Growth Fund	$119,781	$139,300	$154,701
Schwab Core Equity Fund	$793,773	$1,499,296	$961,271
Schwab International Core Equity Fund	$58,017	$80,715	$275,588
Schwab Dividend Equity Fund	$690,934	$837,654	$945,547
Schwab Small-Cap Equity Fund	$928,292	$727,708	$940,615
Schwab Hedged Equity Fund	$288,267	$243,456	$197,413
Schwab Financial Services Fund	$47,405	$47,692	$50,010
Schwab Health Care Fund	$233,746	$318,200	$352,124
42

Regular Broker-Dealers
A fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. As of October 31, 2014, certain of the funds held securities issued by their regular broker-dealers, as indicated below.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Large-Cap Growth Fund	CITIGROUP GLOBAL MARKETS, INC.	$2,946,452
	MITSUBISHI UFJ SECURITIES (USA), INC.	$990,064

Schwab Core Equity Fund	WELLS FARGO SECURITIES LLC	$54,718,271

Schwab International Core Equity Fund	BANCO SANTANDER, S.A.	$8,429,735
	HSBC SECURITIES (USA), INC.	$1,648,427

Schwab Dividend Equity Fund	WELLS FARGO SECURITIES LLC	$62,667,436
	DNB MARKETS, INC	$16,756,909
	CITIGROUP GLOBAL MARKETS INC.	$64,158,917

Schwab Small-Cap EquityFund	MITSUBISHI UFJ SECURITIES (USA), INC.	$3,041,309
	INVESTMENT TECHNOLOGY GROUP, INC	$831,540
	KCG AMERICAS, LLC	$176,220

Schwab Hedged Equity Fund	DNB MARKETS, INC.	$10,565,388
	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	$8,925,729
	BROWN BROTHERS HARRIMAN & CO.	$1,642,136

Schwab Financial Services Fund	WELLS FARGO SECURITIES LLC	$6,636,250
	CITIGROUP GLOBAL MARKETS, INC.	$3,688,377
	J.P. MORGAN SECURITIES LLC	$4,101,753
	DNB MARKETS, INC.	$277,766
Description Of The TRUST
Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in
43

person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
Any series of the trust may reorganize or merge with one or more other series of the trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2015-2016: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by a fund’s transfer agent no later than the close of the NYSE’s trading session will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
44

The funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
The trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.
As explained in more detail in the funds’ prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds’ officers determine that such a waiver is in the best interest of a fund and its shareholders.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectus.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities
45

in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares of a fund are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund or Laudus MarketMasters Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds® that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. To eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by Schwab.
Pricing of Shares
Each business day, the funds calculate their share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing sources to provide values for their portfolio securities. Current market values are generally determined by the approved pricing sources as follows: generally securities traded on exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing sources. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; when a security’s value is materially affected by events occurring after the close of the security’s
46

primary trading market; or a furnished price appears manifestly incorrect. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
Taxation
Federal Tax Information for the Funds
This discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each fund’s policy to qualify for taxation as a “regulated investment company” (“RIC”) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trusts' other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership’s gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax
47

liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon and other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each
48

fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by the fund in the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses arise in fiscal years beginning after the enactment date exclude any elective post-October capital losses deferred during the period from November 1 to the end of the fund’s fiscal year. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning before January 1, 2015 (or a later date if extended by the U.S. Congress), U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that
49

hold residual interests in real estate mortgage investment conduits (“REMICs”) may be classified as “excess inclusion income.” With respect to foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Income that Schwab® International Core Equity Fund or Schwab Health Care Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If any of these funds has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Core Equity Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and that it will make this election. It is expected that the Schwab Health Care Fund will not have more than 50% of its assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
The Schwab International Core Equity Fund and Schwab Health Care Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent any of these funds do invest in PFICs, they may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, these funds may be required to distribute amounts in excess of realized income and gains. To the extent these funds do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a funds’ economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
50

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.
51

APPENDIX– PRINCIPAL HOLDERS OF SECURITIES
Fund	Customer	Percent owned
Schwab Large-Cap Growth Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	97%

Schwab Core Equity Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	96%

	SCHWAB TARGET 2040 FUND 211 MAIN STREET SAN FRANCISCO CA 94105	5%

Schwab International Core Equity Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	97%

	SCHWAB TARGET 2040 FUND 211 MAIN STREET SAN FRANCISCO CA 94105	12%

	SCHWAB TARGET 2030 FUND 211 MAIN STREET SAN FRANCISCO CA 94105	10%

	SCHWAB TARGET 2020 211 MAIN STREET SAN FRANCISCO CA 94105	5%

Schwab Dividend Equity Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	97%

Schwab Small-Cap Equity Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	97%

	SCHWAB TARGET 2040 FUND 211 MAIN STREET SAN FRANCISCO CA 94105	9% [1]

	SCHWAB TARGET 2030 FUND 211 MAIN STREET SAN FRANCISCO CA 94105	7% [1]

Schwab Hedged Equity Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	87%

	AMO CLEARING OMNIBUS ACCOUNT FBO SEI FINANCIAL ADVISORS CHARLES SCHWAB & CO., INC 211 MAIN STREET SAN FRANCISCO CA 94105	10% [1]

Schwab Financial Services Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	90%

Fund	Customer	Percent owned

Schwab Health Care Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	90%

[1]	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Charles Schwab Investment Management, Inc.

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Laudus Institutional Trust

Schwab Strategic Trust

PROXY VOTING POLICY AND PROCEDURES

AS OF MARCH, 2015

I.	INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Portfolio Management, and Legal Departments, and chaired by CSIM’s Chief Investment Officer, Equities or his/her delegate. The Proxy Committee reviews and may amend periodically these policies. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Policies”) pertain to all of CSIM’s clients.

The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory agreements. The Trustees have adopted these Proxy Policies with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Policies between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.

1

II.	PHILOSOPHY

CSIM believes that its role as a fiduciary is of utmost importance. In voting proxy ballots, CSIM’s ultimate objective is to maximize the value of our clients’ investments by protecting the long term best interests of shareholders. CSIM believes that directors, as shareholders’ elected representatives, are best positioned to oversee the management of companies in which its clients invest, thereby promoting and protecting its clients’ long term interests. Therefore, CSIM will generally support the board’s recommendations unless concerns arise, such as the board’s performance, accountability or management of conflicts of interests.

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

III.	PROXY VOTING GUIDELINES

The Proxy Committee receives and reviews Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Policies”). Positions on proposals are evaluated by the Proxy Committee in the long term best interests of shareholders. Below is a description of CSIM’s guidelines on key proposals. In other circumstances, CSIM generally will utilize the Glass Lewis’ Proxy Policies (which are posted on the Funds’ website).

A.	DIRECTORS AND AUDITORS

i.	Directors

As a starting point, CSIM expects the board to be composed of a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent.

Factors that may result in a vote against one or more directors:

•	The board is not majority independent

•	Non-independent directors serve on the nominating, compensation or audit committees

•	Director recently failed to attend at least 75% of meetings or serves on an excessive number of publically traded company boards

•	Directors approved executive compensation schemes that appear misaligned with shareholders’ interests

•	Director recently acted in a manner inconsistent with the CSIM Proxy Procedures or failed to be responsive to concerns of a majority of shareholders

2

ii.	Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

•	Audit-related fees are more than half of the total fees paid by the company to the audit firm

•	A recent material restatement of annual financial statements

B.	BOARD MATTERS

i.	Classified Boards

CSIM generally defers to management’s recommendation for classified board proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal to de-classify a board:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

ii.	Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

iii.	Cumulative Voting

CSIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, CSIM will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

iv.	Proxy Access

CSIM generally defers to management’s recommendation for proxy access proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

3

Factors that may result in a vote supporting proxy access:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

v.	Independent Chair

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chairman unless CSIM has concerns regarding the company’s stock price performance. CSIM finds a company’s stock price performance especially concerning when a company is at the bottom quartile of its level 2 Global Industry Classification Standard (“GICS”) group for the prior three consecutive years.

C.	COMPENSATION

i.	Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (also known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against Say-On-Pay:

•	Executive compensation is out of line with industry peers considering the company’s performance over time

•	Plan includes significant guaranteed bonuses or has a low amount of compensation at risk

•	Executive compensation plans offers excessive perquisites, tax-gross up provisions, or golden parachutes

CSIM typically supports annual advisory votes on executive compensation.

ii.	Equity Award Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

•	Plan’s total potential dilution appears excessive

•	Plan’s burn rate appears excessive compared to industry peers

•	Plan allows for the re-pricing of options without shareholder approval

•	Plan has an evergreen feature

4

iii.	Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv.	Re-price/Exchange Option Plans

CSIM generally only supports management’s proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

D.	ANTI-TAKEOVER ISSUES

i.	Shareholder Rights Plan

Shareholder Rights Plans (also known as “Poison Pills”) constrains a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While a poison pill may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a poison pill within a year of its adoption. CSIM generally votes against poison pills that do not have safeguards to protect shareholder interests.

Factors that may result in a vote against Shareholder Rights Plans:

•	Plan does not expire in a relatively short time horizon

•	Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

•	Plan automatically renews without shareholder approval

•	Company’s corporate governance profile

ii.	Right to Call Special Meeting

CSIM generally votes against the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii.	Right to Act by Written Consent

CSIM generally votes against the right to act by written consent if the company already offers the right the call special meetings. CSIM expects appropriate mechanisms for implementation including that the threshold to request that the company establish a record date to determine which shareholders are entitled to act be 25% or more of shares outstanding.

vi.	Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

5

E.	CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.	Increase in Authorized Common Shares

CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii.	Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii.	Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. In assessing the proposals, CSIM considers the proposed merger’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F.	ENVIRONMENTAL AND SOCIAL PROPOSALS

Environmental and Social shareholder proposals typically request companies to change their business practices or to enhance their disclosures. CSIM believes that in most instances, the board is best positioned to evaluate the impact of these proposals on the company’s business. Therefore, CSIM generally defer to the board’s recommendation unless the proposal has successfully articulated a demonstrable tangible economic impact on shareholder value.

i.	Political Contribution and social proposals

CSIM expects the boards of directors to have an oversight process for political contributions and lobbying proposals. CSIM generally votes against political spending shareholder proposals unless there is no evidence of board oversight.

IV.	ADMINISTRATION

A.	CONFLICTS OF INTERESTS

With respect to proxies of a Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the Fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with CSIM’s Proxy Policies.

6

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Except as described above for proxies solicited by the Funds or CSC and the items described under the Proxy Voting Guidelines above, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients will be delegated to Glass Lewis responsibility for voting such proxies in accordance with CSIM’s Proxy Policies.

B.	FOREIGN SECURITIES/SHAREBLOCKING

CSIM has arrangements with Glass Lewis for the execution of proxy votes. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

C.	SECURITIES LENDING

Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

7

D.	SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

E.	REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

8

Statement Of Additional Information
SCHWAB CAPITAL TRUST
SCHWAB INVESTMENTS
Schwab ® S&P 500 Index Fund	SWPPX
Schwab 1000 Index® Fund	SNXFX
Schwab Small-Cap Index Fund®	SWSSX
Schwab Total Stock Market Index Fund®	SWTSX
Schwab International Index Fund®	SWISX
February 27, 2015
The Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 27, 2015 (as amended from time to time).
The audited financial statements from the funds’ annual report for the fiscal year ended October 31, 2014 are incorporated by reference into this SAI. A copy of the funds’ 2014 annual report is delivered with the SAI.
For a free copy of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. For TDD service call 1-800-345-2550. In addition, you may visit Schwab Funds’ website at http://www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
Each fund, except for the Schwab 1000 Index Fund, is a series of Schwab Capital Trust, and the Schwab 1000 Index Fund is a series of Schwab Investments (each, a “trust,” and collectively, the “trusts”). The funds are part of the Schwab complex of funds (“Schwab Funds”).
Each fund’s shareholder report includes a summary portfolio schedule. Each fund’s 2014 annual full portfolio schedule on Form N-CSR is a separate document delivered with, and incorporated by reference into, this SAI.
REG72271-02

INVESTMENT OBJECTIVES
The Schwab S&P 500 Index Fund seeks to track the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500®”).
The Schwab 1000 Index® Fund seeks to match the total return of the Schwab 1000 Index®, an index created to represent performance of publicly traded equity securities of the 1,000 largest U.S. companies.
The Schwab Small-Cap Index Fund® seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.
The Schwab Total Stock Market Index Fund® seeks to track the total return of the entire U.S. stock market, as measured by The Dow Jones U.S. Total Stock Market Index.
The Schwab International Index Fund® seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.
Change of Investment Objective
The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee a fund will achieve its investment objective.
Change to Investment Policy of Certain Funds
The Schwab S&P 500 Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The S&P 500 is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor’s (“S&P”) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Schwab S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the Schwab S&P 500 Index Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares in the Schwab S&P 500 Index Fund or in the determination or calculation of the equation by which the fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund’s shares.
1

S&P does not guarantee the accuracy and /or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Index Fund, its shareholders or any other person or entity from the use of the S&P 500® Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Schwab 1000 Index® Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an “operating company” (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (“NYSE”), American Stock Exchange or the NASDAQ/NMS; and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
As of December 31, 2014, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $22 trillion. This represents approximately 90% of the total market value of all publicly-traded U.S. companies, as represented by the Dow Jones US Total Stock Market Index.
The Schwab Small-Cap Index Fund® will, under normal circumstances, invest at least 80% of its net assets in securities included in the Russell 2000® Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Russell 2000 Index is an established index that measures the performance of the small-cap sector of the U.S. equity market. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately the 2,000 smallest issuers and, as of December 31, 2014, approximately 9% of the total market capitalization of the Russell 3000 Index. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
Charles Schwab Investment Management, Inc. (“CSIM”), the fund’s investment adviser, has entered into an agreement with Russell Investment Group (“Russell”), pursuant to which, CSIM has been granted a license to certain of the Russell indexes and the Russell trademarks, which has in turn been sublicensed to the fund. Under the sublicensing agreement between CSIM and the fund, the fund pays all applicable licensing fees.
The Schwab Small-Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Schwab Small-Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell indexes.
Russell’s publication of the Russell indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell indexes are based. Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell indexes or any data included in the Russell indexes. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell indexes or any data included therein, or any security
2

(or combination thereof) comprising the Russell indexes. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell index(es) or any data or any security (or combination thereof) included therein.
The Schwab Total Stock Market Index Fund® will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Dow Jones U.S. Total Stock Market Index includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available – 3,775 stocks, as of December 31, 2014. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
Index ownership — “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC, and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab Total Stock Market Index Fund® is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.
The Schwab International Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the MSCI EAFE Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The MSCI EAFE Index is an industry-recognized index composed of MSCI country indices representing developed markets outside of North America—Europe, Australasia, and the Far East. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of December 31, 2014, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by CSIM, the fund’s investment adviser, which has in turn been sublicensed to the fund. Under the sublicensing agreement between CSIM and the fund, the fund pays all applicable licensing fees.
None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the fund or any other person or entity regarding the advisability of investing in funds generally or in the fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the
3

licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the fund or the issuer or owners of the fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer or owners of the fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by or the consideration into which the fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the fund or any other person or entity in connection with the administration, marketing or offering of the fund.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Description of Schwab Index. The Schwab 1000 Index® was developed and is maintained by Schwab. Schwab receives no compensation from the fund for maintaining the index. Schwab reviews and, as necessary, revises the list of companies whose securities are included in the index, usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify the index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spinoffs or bankruptcy filings made because of a company’s inability to continue operating as a going concern).
Schwab may change the Schwab 1000 Index inclusion criteria if it determines that doing so would cause the index to be more representative of the domestic equity market. The Board of Trustees may select another index for the Schwab 1000 Index® Fund, subject to shareholder approval, should it decides that taking such action would be in the best interest of the fund’s shareholders.
A particular stock’s weighting in the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of the index.
Investment Strategies, Securities And RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
4

A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. Each fund will pay fees to the banks for using its lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Each of the funds will not concentrate its investments in a particular industry or group of industries, unless the index it is designed to track is so concentrated.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the “principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. Prepayments are more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may lead to an increase in interest rates, which could significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These
5

certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section entitled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent
6

with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trades in futures contracts, options and swaps to qualify for certain exclusions or exemptions from registration requirements. The trusts, on behalf of each fund, have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to regulation as a commodity pool or CPO under the CEA and the investment adviser is not subject to registration as a CPO. If a fund were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. Although positions are usually marked to market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that
7

currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have
8

changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts and business development companies. (For more information on depositary receipts, see the section entitled “Depositary Receipts”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may
9

adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
10

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the Investment Company Act of 1940 (the “1940 Act”) and CFTC regulations.
Rights and Warrants. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company's initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner
11

receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Exchange Traded Funds (“ETFs”) such as Standard and Poor’s Depositary Receipts (SPDRs) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs
12

are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Pursuant to an exemptive order issued by the SEC to iShares and procedures approved by the funds’ Board, each fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act but not to exceed 25% of the fund’s total assets, provided that the fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. Neither the iShares® Funds nor their investment adviser make any representations regarding the advisability of investing in a fund.
Business Development Companies (“BDCs”) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
13

A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
14

Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, the imposition of trade sanctions, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictionswhich could interfere with the fund’s ability to invest primarily in the securities of its index. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
15

During the recent global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Although some European economies have shown signs of recovery, any recovery may be slow as the region continues to face difficult challenges including high unemployment rates, significant levels of government debt, continuing trade deficits, austerity measures and lack of access to capital. Furthermore, due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries. As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Foreign Institutions involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid, among others, include repurchase agreements not maturing within seven days and certain restricted securities.
Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each fund invests so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better, over time. A perfect correlation of 1.0 is unlikely as the index funds incur operating and trading expenses unlike their indices. Each fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board will consider alternative arrangements for each fund.
There can be no guarantee that the performance of a fund will achieve a high degree of correlation with that of its index. A number of factors may affect a fund’s ability to achieve a high correlation with its index, including the degree to which a fund utilizes a sampling technique. The correlation between the performance of a fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spinoffs), timing variances, and differences between a fund’s portfolio and the index resulting from legal restrictions such as diversification requirements) that apply to a fund but not to the index.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds”. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Boards of Trustees.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, notes and time deposits. Certificates of deposit and time deposits are
16

issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers’ acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Bankers’ Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in aggregate, in excess of $100 million.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
17

Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in the collateral, or delay in recovery of the collateral, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with the unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the lending agent are approximately 15% of the gross lending revenues. All remaining revenue is retained by the fund, as applicable. No portion of the lending revenue is paid to or retained by the investment adviser or its affiliates.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section entitled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; and (4) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the sub-section entitled “Exchange Traded Funds” under “Equity Securities” for more information).
18

To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.” Unlike securities of other investment companies, BDCs may be included in various indices by index providers. As a result, particularly to the extent a fund seeks to track the total return of its index by replicating the index (rather than employing statistical sampling techniques), a fund may hold securities of BDCs and may be required to disclose acquired fund fees and expenses.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.
Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made. The funds do not currently intend to take advantage of this exemptive order because the funds are not “funds of funds.”
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued
19

interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
Stock Substitution Strategy is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Student Loan Marketing Association (known as “SLMA” or “Sallie Mae”), and the Federal Home Loan Banks (“FHLB”), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of the Federal National Mortgage Association (known as “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (known as “Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. The U.S. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage
20

market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the U.S. government adopt any such proposal, the value of the fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each of the Schwab® S&P 500 Index Fund, Schwab 1000 Index® Fund, Schwab Small-Cap Index Fund®, and Schwab International Index Fund® may not:
(1)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab® S&P 500 Index Fund, Schwab Small-Cap Index Fund® and Schwab International Index Fund® may not:
(1)	Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.
In addition, the Schwab® S&P 500 Index Fund may not:
(1)	Pledge, mortgage or hypothecate any of its assets, except as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, the Schwab 1000 Index® Fund may not:
(1)	Purchase securities of other investment companies, except as permitted by the 1940 Act.
The Schwab Total Stock Market Index Fund® may not:
21

(1)	Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act.
(2)	Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.
(3)	(i) Purchase or sell commodities, commodities contracts, futures or real estate; (ii) lend or borrow money; (iii) issue senior securities; (iv) underwrite securities; or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.
Each fund may not:
(1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(4)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(5)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).
(6)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
(7)	Invest more than 15% of its net assets in illiquid securities.
In addition, the Schwab Small-Cap Index Fund®
(1)	Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Russell 2000® Index.
In addition, the Schwab International Index Fund®
(1)	Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the MSCI EAFE Index.
22

In addition, the Schwab Total Stock Market Index Fund® may not:
(1)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
23

Management of the FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of a trust under the 1940 Act if, among other things, he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) or Charles Schwab & Co., Inc. (“Schwab” or the funds’ “distributor”). A trustee also may be considered an interested person of a trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
As used herein the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust, and Laudus Institutional Trust which, as of February 15, 2015, included 95 funds.
Each of the officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. The tables below provide information about the trustees and officers for the trusts, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2004)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – Present).	74	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
24

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, (2004 Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013)	74	Director, KLA- Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services)(May 2009 – present); Director, Asset International, Inc. (publisher of financial services information (Jan. 2009 – Nov. 2014.)	95	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 –present).	74	Director, Eaton
(2012- present)

Director and
Chairman of the
Audit Committee,
Oneok Partners LP
(2003 – 2013)

Director, Oneok,
Inc. (2009 – 2013)

Lead Independent
Director, Board of
Cooper Industries
(2002 – 2012)

25

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)
INTERESTED TRUSTEES
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Trust Company, N. A., U.S. Trust Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director, Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

26

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2010)	Executive Vice President, Charles Schwab & Co., Inc. (Sept.
2010 – present); Director, President and Chief Executive
Officer (Dec. 2010 – present), Chief Investment Officer
(Sept. 2010 – Oct. 2011), Charles Schwab Investment
Management, Inc.; President, Chief Executive Officer (Dec.
2010 – present), and Chief Investment Officer (Sept. 2010 –
Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs;
Global Head of Fixed Income Business Division, BlackRock,
Inc. (formerly Barclays Global Investors) (March 2007 –
August 2010.

George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust and Schwab Annuity
Portfolios since 2004; Laudus Trust and Laudus
Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov.
2004 – present), Chief Operating Officer (Jan. 2011 –
present), Charles Schwab Investment Management, Inc. ;
Treasurer and Chief Financial Officer, Laudus Funds (2006 –
present); Treasurer and Principal Financial Officer, Schwab
Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 –
present); Director, Charles Schwab Worldwide Fund, PLC
and Charles Schwab Asset Management (Ireland) Limited
(April 2005 – present).

Omar Aguilar
1970
Senior Vice President and Chief Investment Officer –
Equities
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer -
Equities, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer - Equities, Schwab Funds, Laudus
Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio
Management Group and Vice President of Portfolio
Management, Financial Engines, Inc. (May 2009 – April
2011); Head of Quantitative Equity, ING Investment
Management (July 2004 – Jan. 2009).

Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed
Income
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer – Fixed
Income, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer – Fixed Income, Schwab Funds,
Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing
Director, Global Head of Active Fixed-Income Strategies,
State Street Global Advisors (Jan. 2008 – Oct. 2010);
Director of Alpha Strategies Loomis, Sayles & Company
(April 2006 – Jan. 2008).

David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds (Officer
of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President (Sept. 2011 – present), Vice President
(March 2004 – Sept. 2011), Charles Schwab & Co., Inc.;
Senior Vice President and Chief Counsel (Sept. 2011 –
present), Vice President (Jan. 2011 – Sept. 2011), Charles
Schwab Investment Management, Inc.; Secretary (April 2011
– present) and Chief Legal Officer (Dec. 2011 – present),
Schwab Funds; Vice President and Assistant Clerk, Laudus
Funds (April 2011 – present); Secretary (May 2011 –
present) and Chief Legal Officer (Nov. 2011 – present),
Schwab ETFs.

27

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus
Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab
Investment Management, Inc. (July 2005-present); Vice
President (Dec. 2005-present), Chief Legal Officer and Clerk
(March 2007-present), Laudus Funds; Vice President (Nov.
2005 – present) and Assistant Secretary (June 2007 –
present), Schwab Funds; Vice President and Assistant
Secretary, Schwab ETFs (Oct. 2009-present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab and Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from either Board.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.
Board Leadership Structure
The Chairman of the Board of Trustees, Charles R. Schwab, is Chairman of the Board of Directors of The Charles Schwab Corporation and an interested person of the trusts as that term is defined in the 1940 Act. The trusts do not have a single lead independent trustee. The Board is comprised of a super-majority (77 percent) of trustees who are not interested persons of the trusts (i.e., “Independent Trustees”). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an Independent Trustee, and each Committee is comprised solely of Independent Trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the trusts. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees of the trusts constitute a super-majority of the Board, the fact that Committee chairs are Independent Trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the trusts, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the trusts may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the trusts and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
28

The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the trusts provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the trusts, and to exercise their business judgment in a manner that serves the best interests of the trusts' shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the trusts because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008.
The Board has concluded that Ms. Byerwalter should serve as trustee of the trusts because of the experience she gained as chairman of her own corporate advisory and consulting firm and as former chief financial officer of a university and a bank, the experience she has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, and her service on other public company and mutual insurance company boards.
The Board has concluded that Mr. Cogan should serve as trustee of the trusts because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Mahoney should serve as trustee of the trusts because of the experience he gained as co-chief executive officer of a healthcare services company, and his service on other public company boards.
The Board has concluded that Mr. Patel should serve as trustee of the trusts because of the experience he gained as executive vice president, general manager and chief financial officer of a software company, and his service on other public company boards.
The Board has concluded that Mr. Ruffel should serve as trustee of the trust because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Schwab Strategic Trust funds since 2009.
The Board has concluded that Mr. Schwab should serve as trustee of the trusts because of the experience he has gained as founder and chairman of the board of Schwab, and subsequently its parent corporation, The Charles Schwab Corporation, his experience in and knowledge of the financial services industry, the experience he has gained serving as Chairman of the Board of Trustees of the Schwab Funds since their inception, and his former service on other public company boards.
The Board has concluded that Mr. Smith should serve as trustee of the trusts because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, his service on other public company boards, and his experience serving as Chair of the trusts’ Investment Oversight Committee.
29

The Board has concluded that Mr. Wender should serve as trustee of the trusts because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
•The Audit, Compliance and Valuation Committee reviews the integrity of the trusts’ financial reporting processes and compliance policies, procedures and processes, and the trusts’ overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the trusts’ independent auditors and the implementation and operation of the trusts' valuation policy and procedures. This Committee is comprised of at least three Independent Trustees and currently has the following members: Kiran M. Patel (Chairman), Mariann Byerwalter, John F. Cogan and David L. Mahoney. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.
•The Governance Committee reviews and makes recommendations to the Board regarding trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as Trustees. The Governance Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the trusts to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the trusts at the trusts’ principal business address. This Committee is comprised of at least three Independent Trustees and currently has the following members: Mariann Byerwalter (Chairman), John F. Cogan, David L. Mahoney and Joseph H. Wender. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
•The Investment Oversight Committee reviews the investment activities of the trusts and the performance of the Funds’ investment advisers. This Committee is comprised of at least three Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Gerald B. Smith (Chairman), Charles A. Ruffel and Joseph H. Wender. The charter directs that the Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
30

Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2014.
Name of Trustee	Aggregate Compensation From:		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Funds and Fund Complex
	The Funds that are a series of Schwab Capital Trust	The Fund that is a series of Schwab Investments
Interested Trustees
Charles R. Schwab	$0	$0	N/A	$0
Walter W. Bettinger II	$0	$0	N/A	$0
Independent Trustees
Mariann Byerwalter	$26,148	$8,626	N/A	$288,000
John F. Cogan	$25,240	$8,326	N/A	$278,000
David L. Mahoney	$25,240	$8,326	N/A	$278,000
Kiran M. Patel	$26,148	$8,626	N/A	$288,000
Gerald B. Smith	$26,148	$8,505	N/A	$288,000
Joseph H. Wender	$25,240	$8,326	N/A	$278,000
31

Securities Beneficially Owned By Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2014.
Name of Trustee	Dollar Range of Trustee Ownership of:					Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small- Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000
Walter W. Bettinger II	None	$50,001 - $100,000	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	$50,001 - $100,000	None	None	None	Over $100,000
John F. Cogan	None	None	None	Over $100,000	None	Over $100,000
David L. Mahoney	None	None	None	None	None	Over $100,000
Kiran M. Patel	None	None	None	None	None	Over $100,000
Charles A. Ruffel	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	Over $100,000
Deferred Compensation Plan
Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by a trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
32

Control Persons And Principal Holders Of Securities
As of February 2, 2015, the officers and trustees of the trusts, as a group, owned of record directly or beneficially, less than 1% of the outstanding voting securities of each of the funds.
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
As of February 2, 2015, Appendix – Principal Holders of Securities, lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of the funds.
Investment Advisory and Other Services
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105, serves as the funds’ investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Schwab is an affiliate of the investment adviser and is the trusts’ distributor and shareholder services paying agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the trusts and CSIM with respect to existing funds in the trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
As described below, the investment adviser is entitled to receive from each fund an annual fee, payable monthly, for its advisory and administrative services to each fund.
The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund’s operations. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (“expense cap”). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s expense cap.
The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes
33

and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
Fund and Advisory Fee Schedule		2012	2013	2014	Expense Cap
Schwab S&P 500 Index Fund 0.06% of the fund’s average daily net assets	Net fees paid:	$6,917,377	$8,610,499	$11,240,245	0.09%
	Gross fees reduced by:	$249,973	$268,898	$38,492
Schwab 1000 Index Fund 0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets over $500 million but not in excess of $5 billion, 0.20% of such net assets over $5 billion but not in excess of $10 billion and 0.18% of such net assets over $10 billion.	Net fees paid:	$8,430,384	$9,543,783	$11,303,807	0.29%
	Gross fees reduced by:	$2,421,907	$2,483,335	$2,558,260
Schwab Small-Cap Index Fund 0.15% of the fund’s average daily net assets	Net fees paid:	$1,803,421	$2,376,853	$2,943,857	0.17%
	Gross fees reduced by:	$579,058	$609,547	$810,721
Schwab Total Stock Market Index Fund 0.06% of the fund’s average daily net assets	Net fees paid:	$990,933	$1,371,848	$2,003,320	0.09%
	Gross fees reduced by:	$189,293	$204,765	$168,626
Schwab International Index Fund 0.15% of the fund’s average daily net assets	Net fees paid:	$1,539,461	$2,027,623	$2,856,596	0.19%
	Gross fees reduced by:	$494,152	$599,104	$837,489
Distributor
Pursuant to separate Amended and Restated Distribution Agreements between Schwab and each trust, Schwab, located at 211 Main Street, San Francisco, California 94105, is the principal underwriter for shares of the funds and is the trusts’ agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
34

Shareholder Servicing Plan
Each trust’s Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables these funds, directly or indirectly through Schwab, to bear expenses relating to the provision by service providers, including Schwab, of certain shareholder services to the current shareholders of the funds. The trusts have appointed Schwab to act as their shareholder servicing fee paying agent under the Plan for the purpose of making payments to the service providers (other than Schwab) under the Plan. Pursuant to the Plan, each of the funds is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab S&P 500 Index Fund	0.02%
Schwab 1000 Index Fund	0.10%
Schwab Small-Cap Index Fund	0.02%
Schwab Total Stock Market Index Fund	0.02%
Schwab International Index Fund	0.02%
Pursuant to the Plan, the funds (or Schwab as paying agent) may pay Schwab or service providers that, pursuant to written agreements with Schwab, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. Schwab and the other service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the trust and (ii) the Trustees of the trust who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Qualified Trustees”). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the trusts for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.
Transfer Agent
Boston Financial Data Services, Inc. (“BFDS”) , 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
35

Custodians and Fund Accountant
Brown Brothers Harriman & Co.(“BBH”), 50 Post Office Square, Boston, Massachusetts, 02110 serves as custodian for the following funds:
Schwab S&P 500 Index Fund Schwab Small-Cap Index Fund Schwab Total Stock Market Index Fund Schwab International Index Fund
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts, 02111, serves as custodian for the following fund:
Schwab 1000 Index Fund
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), Three Embarcadero Center, San Francisco, CA 94111-4004, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. PwC also performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the trusts.
PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2014.
Name	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Agnes Hong	24	$29,600,280,914	0	$0	0	$0
Ferian Juwono	18	$28,853,831,210	0	$0	0	$0
David Rios*	1	$225,386,124	0	$0	0	$0
*Mr. Rios was appointed a portfolio manager as of February 27, 2015. The information provided for Mr. Rios is as of January 30, 2015.
Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to
36

the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective benchmark indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, each Portfolio Manager’s compensation consisted of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Manager Incentive Plan (the “Plan”) as follows:
There are two independent funding components for the Plan:
•75% of the funding is based on equal weighting of Investment Fund Performance and Risk Management and Mitigation
•25% of the funding is based on Corporate results
Investment Fund Performance and Risk Management and Mitigation (75% weight)
Investment Fund Performance:
At the close of the year, each fund's performance will be determined by its 1-year, 1 and 2-year, or 1 and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard
37

statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may manage and/or support a number of funds, there may be several funds considered in arriving at the incentive compensation funding.
Risk Management and Mitigation:
Risk Management and Mitigation will be rated by CSIM’s Chief Investment Officer, CSIM’s Head of Investment Risk, CSIM’s Chief Legal Officer, CSIM’s Chief Compliance Officer and CSIM’s Head of Operations Risk (or individuals with comparable responsibilities). Factors they will consider will include, but are not limited to:
•Balancing safety of fund principal with appropriate limits that provide investment flexibility given existing market conditions
•Making timely sell recommendations to avoid significant deterioration of value resulting from the weakening condition of the issuer
•Escalating operating events and errors for prompt resolution
•Identifying largest risks and actively discussing with management
•Accurately validating fund information disseminated to the public (e.g., Annual and Semi-Annual reports, fund fact sheets, fund prospectus)
•Executing transactions timely and without material trade errors that result in losses to the funds
•Ensuring ongoing compliance with prospectus and investment policy guidelines
•Minimizing fund compliance exceptions
•Actively following up and resolving compliance exceptions
Corporate Performance (25% weight)
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of The Charles Schwab Corporation (“CSC”) during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
At year-end, the full-year funding for both components of the Plan will be pooled together. The total pool is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.
Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
•Fund performance relative to performance measure
•Risk management and mitigation
•Individual performance against key objectives
•Contribution to overall group results
•Functioning as an active contributor to the firm’s success
38

•Team work
•Collaboration between Analysts and Portfolio Managers
•Regulatory/Compliance management.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of October 31, 2014. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
Portfolio Manager	Fund	Dollar Range

Agnes Hong		None

Ferian Juwono		None

David Rios*	Schwab S&P 500 Index Fund	$1-$10,000
	Schwab Small-Cap Index Fund	$1-$10,000
	Schwab International Index Fund	$1-$10,000
*As of February 20, 2015.
Brokerage Allocation And Other Practices
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for each of the funds for the past two fiscal years is as follows.
Fund	2013	2014
Schwab S&P 500 Index Fund	1%	2%
Schwab 1000 Index Fund	4%	4%
Schwab Small-Cap Index Fund	11%	12%
Schwab Total Stock Market Index Fund	2%	1%
Schwab International Index Fund	5%	2%
Portfolio Holdings Disclosure
39

Information regarding the availability of the funds' portfolio securities can be obtained by calling 1.877.824.5615.
The trusts' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President of the trusts to authorize the release of the funds' portfolio holdings prior to regular public disclosure (as outlined in the prospectus) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds' portfolio holdings information and will periodically review any agreements that the trusts has entered into to selectively disclose portfolio holdings.
A complete list of a fund’s portfolio holdings is published on the fund’s website at www.csimfunds.com/SchwabFunds_Prospectus, under “Portfolio Holdings”, as discussed in the fund’s prospectus, generally 15-20 days from the calendar quarter end for bond and equity funds. In addition, a list of the fund's portfolio holdings as included in its regulatory filings is published on the website at www.csimfunds.com/SchwabFunds_Prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. On the website, the funds also provide on a monthly or quarterly basis information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 15-40 days after the end of the period. This information on the website is publicly available to all categories of persons.
Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The President of the trusts may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the President of the trusts determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds' shareholders and funds' adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President of the trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds' service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio holdings information will be disclosed in this SAI. CSIM, Glass Lewis, State Street and/or BBH, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PwC, BFDS and Schwab, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the trusts or by the nature of its relationship with the trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio
40

holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an ETF, the trusts will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.
The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (“VWAP”) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive
41

sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with
42

other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
PROXY VOTING
The Board has delegated the responsibility for voting proxies to CSIM, pursuant to the Advisory Agreement between each trust and CSIM. The Board has adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in Appendix — Proxy Voting Policy and Procedures.
The trusts are required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.csimfunds.com/SchwabFunds_Prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions. Variances in brokerage commissions paid by a fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows.
Funds	2012	2013	2014
Schwab S&P 500 Index Fund	$273,056	$320,077	$143,968
Schwab 1000 Index Fund	$210,696	$143,778	$100,144
Schwab Small-Cap Index Fund	$644,540	$116,295	$111,326
Schwab Total Stock Market Index Fund	$144,750	$130,345	$109,955
Schwab International Index Fund	$266,869	$135,367	$172,649
Regular Broker-Dealers
A fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. As of October 31, 2014, certain of the funds held securities issued by their respective regular broker-dealers as indicated below.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab S&P 500 Index Fund	WELLS FARGO SECURITIES LLC	$482,197,739
	MITSUBISHI UFJ SECURITIES (USA), INC.	$202,290,854
	CITIGROUP GLOBAL MARKETS INC.	$180,687,678
	DNB MARKETS, INC	$52,943,644
	CHARLES SCHWAB & CO., INC.	$37,344,997

43

Fund	Regular Broker-Dealer	Value of Holdings
Schwab 1000 Index Fund	WELLS FARGO SECURITIES, LLC	$80,383,357
	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.	$57,431,791
	GOLDMAN SACHS & CO.	$25,065,761
	CHARLES SCHWAB & CO., INC.	$10,523,753

Schwab Small-Cap Index Fund	DNB MARKETS, INC.	$11,660,323
	SUSQUEHANNA FINANCIAL GROUP, LLLP	$2,863,618

Schwab Total Stock Market Index Fund	WELLS FARGO SECURITIES, LLC	$44,904,212
	J.P. MORGAN SECURITIES LLC	$40,610,082
	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	$39,996,785
	DNB MARKETS, INC.	$39,996,785
	CITIGROUP GLOBAL MARKETS, INC.	$28,900,258
	CHARLES SCHWAB & CO., INC.	$6,061,583
	SUSQUEHANNA FINANCIAL GROUP, LLLP	$270,442
	INVESTMENT TECHNOLOGY GROUP, INC.	$144,337

Schwab International Index Fund	HSBC SECURITIES (USA), INC.	$39,176,326
	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	$34,804,674
	DNB MARKETS, INC.	$30,094,349
	WELLS FARGO SECURITIES, LLC	$26,411,205
	MITSUBISHI UFJ SECURITIES (USA), INC.	$26,411,153
	BANCO SANTANDER	$21,893,327
	BNP PARIBAS SECURITIES CORP.	$13,440,408
	DEUTSCHE BANK SECURITIES, INC.	$8,741,789
	CREDIT SUISSE SECURITIES (USA) LLC	$8,073,310
	DBS GROUP HOLDINGS LTD.	$4,908,965
	SKANDINAVISKA ENSKILDA BANKEN	$3,917,218
	MACQUARIE CAPITAL (USA) INC.	$3,151,629
	RBS SECURITIES, INC.	$3,125,712
Description Of The TRUSTS
Each fund, except the Schwab 1000 Index® Fund, is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Index Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business
44

trust on October 26, 1990.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
Any series of a trust may reorganize or merge with one or more other series of the trusts or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the applicable Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the NYSE is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2015-2016: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in
45

good order by a fund’s transfer agent no later than the close of the NYSE’s trading session will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
The funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
Each trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.
As explained in more detail in the funds’ prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds’ officers determine that such a waiver is in the best interest of a fund and its shareholders.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectus.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the
46

time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares of a fund are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund or Laudus MarketMasters Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds® that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. To eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by Schwab.
Pricing of Shares
Each business day, the funds calculate their share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing sources to provide values for their portfolio securities. Current market values are generally determined by the approved pricing sources as follows: generally securities traded on exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing sources. Securities may be fair valued pursuant to procedures approved by the
47

funds’ Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; when a security’s value is materially affected by events occurring after the close of the security’s primary trading market; or a furnished price appears manifestly incorrect. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
Taxation
Federal Tax Information for the Funds
This discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each fund’s policy to qualify for taxation as a “regulated investment company” (“RIC”) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trusts' other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership’s gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain
48

circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon and other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such
49

dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by the fund in the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses arise in fiscal years beginning after the enactment date exclude any elective post-October capital losses deferred during the period from November 1 to the end of the fund’s fiscal year. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning before January 1, 2015 (or a later date if extended by the U.S. Congress), U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those
50

described above. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) may be classified as “excess inclusion income.” With respect to foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividend made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Income that the Schwab International Index Fund® receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and that it will make this election.
The Schwab International Index Fund may invest in a non-U.S. corporations, one or more of which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent a fund does invest in a PFIC, it may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, the fund may be required to distribute amounts in excess of realized income and gains. To the extent a fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a fund’s economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
51

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.
52

APPENDIX– PRINCIPAL HOLDERS OF SECURITIES
Fund	Customer	Percent owned
Schwab S&P 500 Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	94%

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO CA 94105	27% [1]

Schwab 1000 Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	93%

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO CA 94105	7% [1]

Schwab Small-Cap Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	96%

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO CA 94105	13% [1]

Schwab Total Stock Market Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO CA 94105	95%

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO CA 94105	7% [1]

	SCHWAB CHARITABLE FUND 211 MAIN STREET SAN FRANCISCO CA 94105	7% [1]

Schwab International Index Fund	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	94%

	CHARLES SCHWAB BANK 211 MAIN STREET SAN FRANCISCO CA 94105	18% [1]

[1]	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Charles Schwab Investment Management, Inc.

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Laudus Institutional Trust

Schwab Strategic Trust

PROXY VOTING POLICY AND PROCEDURES

AS OF MARCH, 2015

I.	INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Portfolio Management, and Legal Departments, and chaired by CSIM’s Chief Investment Officer, Equities or his/her delegate. The Proxy Committee reviews and may amend periodically these policies. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Policies”) pertain to all of CSIM’s clients.

The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory agreements. The Trustees have adopted these Proxy Policies with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Policies between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.

1

II.	PHILOSOPHY

CSIM believes that its role as a fiduciary is of utmost importance. In voting proxy ballots, CSIM’s ultimate objective is to maximize the value of our clients’ investments by protecting the long term best interests of shareholders. CSIM believes that directors, as shareholders’ elected representatives, are best positioned to oversee the management of companies in which its clients invest, thereby promoting and protecting its clients’ long term interests. Therefore, CSIM will generally support the board’s recommendations unless concerns arise, such as the board’s performance, accountability or management of conflicts of interests.

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

III.	PROXY VOTING GUIDELINES

The Proxy Committee receives and reviews Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Policies”). Positions on proposals are evaluated by the Proxy Committee in the long term best interests of shareholders. Below is a description of CSIM’s guidelines on key proposals. In other circumstances, CSIM generally will utilize the Glass Lewis’ Proxy Policies (which are posted on the Funds’ website).

A.	DIRECTORS AND AUDITORS

i.	Directors

As a starting point, CSIM expects the board to be composed of a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent.

Factors that may result in a vote against one or more directors:

•	The board is not majority independent

•	Non-independent directors serve on the nominating, compensation or audit committees

•	Director recently failed to attend at least 75% of meetings or serves on an excessive number of publically traded company boards

•	Directors approved executive compensation schemes that appear misaligned with shareholders’ interests

•	Director recently acted in a manner inconsistent with the CSIM Proxy Procedures or failed to be responsive to concerns of a majority of shareholders

2

ii.	Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

•	Audit-related fees are more than half of the total fees paid by the company to the audit firm

•	A recent material restatement of annual financial statements

B.	BOARD MATTERS

i.	Classified Boards

CSIM generally defers to management’s recommendation for classified board proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal to de-classify a board:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

ii.	Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

iii.	Cumulative Voting

CSIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, CSIM will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

iv.	Proxy Access

CSIM generally defers to management’s recommendation for proxy access proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

3

Factors that may result in a vote supporting proxy access:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

v.	Independent Chair

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chairman unless CSIM has concerns regarding the company’s stock price performance. CSIM finds a company’s stock price performance especially concerning when a company is at the bottom quartile of its level 2 Global Industry Classification Standard (“GICS”) group for the prior three consecutive years.

C.	COMPENSATION

i.	Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (also known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against Say-On-Pay:

•	Executive compensation is out of line with industry peers considering the company’s performance over time

•	Plan includes significant guaranteed bonuses or has a low amount of compensation at risk

•	Executive compensation plans offers excessive perquisites, tax-gross up provisions, or golden parachutes

CSIM typically supports annual advisory votes on executive compensation.

ii.	Equity Award Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

•	Plan’s total potential dilution appears excessive

•	Plan’s burn rate appears excessive compared to industry peers

•	Plan allows for the re-pricing of options without shareholder approval

•	Plan has an evergreen feature

4

iii.	Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv.	Re-price/Exchange Option Plans

CSIM generally only supports management’s proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

D.	ANTI-TAKEOVER ISSUES

i.	Shareholder Rights Plan

Shareholder Rights Plans (also known as “Poison Pills”) constrains a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While a poison pill may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a poison pill within a year of its adoption. CSIM generally votes against poison pills that do not have safeguards to protect shareholder interests.

Factors that may result in a vote against Shareholder Rights Plans:

•	Plan does not expire in a relatively short time horizon

•	Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

•	Plan automatically renews without shareholder approval

•	Company’s corporate governance profile

ii.	Right to Call Special Meeting

CSIM generally votes against the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii.	Right to Act by Written Consent

CSIM generally votes against the right to act by written consent if the company already offers the right the call special meetings. CSIM expects appropriate mechanisms for implementation including that the threshold to request that the company establish a record date to determine which shareholders are entitled to act be 25% or more of shares outstanding.

vi.	Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

5

E.	CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.	Increase in Authorized Common Shares

CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii.	Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii.	Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. In assessing the proposals, CSIM considers the proposed merger’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F.	ENVIRONMENTAL AND SOCIAL PROPOSALS

Environmental and Social shareholder proposals typically request companies to change their business practices or to enhance their disclosures. CSIM believes that in most instances, the board is best positioned to evaluate the impact of these proposals on the company’s business. Therefore, CSIM generally defer to the board’s recommendation unless the proposal has successfully articulated a demonstrable tangible economic impact on shareholder value.

i.	Political Contribution and social proposals

CSIM expects the boards of directors to have an oversight process for political contributions and lobbying proposals. CSIM generally votes against political spending shareholder proposals unless there is no evidence of board oversight.

IV.	ADMINISTRATION

A.	CONFLICTS OF INTERESTS

With respect to proxies of a Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the Fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with CSIM’s Proxy Policies.

6

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Except as described above for proxies solicited by the Funds or CSC and the items described under the Proxy Voting Guidelines above, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients will be delegated to Glass Lewis responsibility for voting such proxies in accordance with CSIM’s Proxy Policies.

B.	FOREIGN SECURITIES/SHAREBLOCKING

CSIM has arrangements with Glass Lewis for the execution of proxy votes. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

C.	SECURITIES LENDING

Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

7

D.	SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

E.	REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

8

Statement Of Additional Information
Schwab Capital Trust
LAUDUS MARKETMASTERS FUNDS™
Laudus Small-Cap MarketMasters Fund™
Investor Shares: SWOSX	Select Shares: SWMSX
Laudus International MarketMasters Fund™
Investor Shares: SWOIX	Select Shares: SWMIX
February 27, 2015
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 27, 2015.
The audited financial statements from the funds’ annual report for the fiscal year ended October 31, 2014 are incorporated by reference into this SAI. A copy of the funds’ 2014 annual report is delivered with the SAI.
For a free copy of any of these documents or to request other information or ask questions about the funds, please contact Schwab at 1-800-435-4000. For TDD service, call 1-800-345-2550. In addition, you may visit the Laudus Funds’ web site at www.csimfunds.com/laudusfunds_prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
Each fund is a series of Schwab Capital Trust (the trust).
REG38768-16

INVESTMENT OBJECTIVES
Laudus Small-Cap MarketMasters Fund® seeks long-term capital appreciation.
Laudus International MarketMasters Fund® seeks long-term capital appreciation.
Change of Investment Objective
Each fund’s investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.
There is no guarantee the funds will achieve their objectives.
Investment Policies of the Funds
It is the Laudus Small-Cap MarketMasters Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less, at the time of the fund’s investment, but may include companies with market capitalizations of up to $5 billion, so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion at the time of the fund’s investment.
It is the Laudus International MarketMasters Fund’s policy that, under normal circumstances, it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets, but may invest in companies from emerging markets as well.
Investment Strategies, Securities And RISKS
The funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), acts as “manager of managers” for the funds. In this role, CSIM, subject to approval by the funds’ Board of Trustees, hires sub-advisers (“investment managers” or “sub-advisers”) to manage portions of the funds’ assets.
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment policies, securities, strategies, risks and limitations supplement those set forth in the funds’ prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.
Bankers' Acceptances or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed
1

money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund can avoid leverage by not purchasing securities while borrowings are outstanding. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (“SEC”). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
Each fund may establish lines-of-credit (“lines”) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. Each fund will pay a fee to the bank for using the lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (“principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems its debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may lead to an increase in interest rates, which could significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, the fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (“bonds”) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
2

Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section entitled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
3

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trades in futures contracts, options and swaps to qualify for certain exclusions or exemptions from registration requirements. The trust, on behalf of each fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to regulation as a commodity pool or CPO under the CEA and the investment adviser is not subject to registration as a CPO. If a fund were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses.
Options Contracts generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset, in part, by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option, or will otherwise “cover” its position as required by the Investment Company Act of 1940, as amended (“1940 Act”) (e.g., the fund will hold a put option on the same underlying security with the same or higher strike price). The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.
4

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.
Puts are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund’s attempt to exercise the put, a fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund’s overall average effective maturity. Standby commitments are types of puts.
Swap Agreements are contracts between two parties that involve an exchange of payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease a fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund’s investments
5

and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.
In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, certain standardized swaps are now subject to mandatory central clearing and trade execution requirements. Unlike uncleared swaps, which are negotiated bilaterally and traded over-the-counter, cleared swaps must trade through a futures commission merchant and be cleared through a clearinghouse that serves as the central counterparty to the transaction. Mandatory clearing and trade execution requirements will occur on a phased-in basis based on a number of factors. Currently, the CFTC has designated the most basic types of swaps (e.g., credit default index swaps and interest rate swaps) as subject to mandatory central clearing, and certain public trading facilities have made those types of swaps available for trading. It is expected that additional types of swaps will become subject to central clearing and exchange-trading requirements in the future. While the new central clearing and trade execution requirements are intended to reduce counterparty and credit risk, they do not eliminate these types of risks from a transaction. Any type of swap agreement poses a risk for the funds and may cause them to lose money.
For purposes of applying the funds’ investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
6

In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts (ADRs, EDRs and GDRs), and interests in real estate investment trusts and interests in business development companies. (For more information on real estate investment trusts (“REITs”), see the section entitled “Real Estate Investment Trusts,” for more information on depositary receipts, see the section entitled “Depositary Receipts,” and for more information on business development companies, see the section entitled “Business Development Companies”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible
7

security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real
8

estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded
9

corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold
10

incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Exchange Traded Funds (“ETFs”) such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Pursuant to an exemptive order issued by the SEC to iShares and certain additional ETFs (together, the “Permitted ETFs”) and procedures approved by the funds’ Board of Trustees, each fund may invest in the Permitted ETFs beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act, but not to exceed 25% of the fund’s total assets, provided that the fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. Neither the Permitted ETFs Funds nor their investment advisers make representations regarding the advisability of investing in a fund.
Foreign Currency Transactions. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.
11

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund’s holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. A fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser or sub-adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser or sub-adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
12

Tax Consequences of Hedging. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
13

During the recent global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Although some European economies have shown signs of recovery, any recovery may be slow as the region continues to face difficult challenges including high unemployment rates, significant levels of government debt, continuing trade deficits, austerity measures and lack of access to capital. Furthermore, due to economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
As the fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm the fund’s performance.
Forward Contracts are sales contracts between a buyer (holding the “long” position), and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. Although positions are usually marked to market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in
14

the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business within seven days at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds”. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers’ acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
15

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such
16

a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to RICs. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in the collateral, or delay in recovery of the collateral, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent any fund participates in securities lending under the current securities lending agreements with the unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the lending agent are approximately 15% of the gross lending revenues. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by CSIM or any affiliate of CSIM.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) BDCs that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section entitled “Business Development Companies” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; and (4) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the section entitled “Exchange Traded Funds” for more information).
To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.”
Investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid, and restricted securities and repurchase agreements and borrowing or lending
17

money and/or portfolio securities. The risks of investing in a particular investment company generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. The funds are prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Business Development Companies (“BDCs”) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may
18

protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
Temporary Defensive Strategies. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the funds’ objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Fannie Mae, Freddie Mac, the Student Loan Marketing Association (Sallie Mae), and the Federal Home Loan Banks, are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the federal government adopt any such proposal, the value of a fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause a fund's share price or yield to fall.
19

In accordance with recommendations made by the Treasury Market Practices Group, to the extent the funds enter into transactions involving U.S. Treasury securities, agency debt instruments issued by Fannie Mae, Freddie Mac and the Federal Home Loans Banks, and agency-pass-through MBS issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, the funds may pay “fails charges” to or be owed “fails charges” from a counterparty, in connection with certain failures to deliver securities to settle trades.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding shares.
The Laudus Small-Cap MarketMasters Fund™ may not:
(1)	Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.
(2)	Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.
(3)	Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.
The Laudus International MarketMasters Fund™ may not:
(1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
20

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.
Each Fund may not:
(1)	Invest more than 15% of its net assets in illiquid securities.
(2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(4)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
21

(5)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(7)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(8)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
Management of the FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director or an employee of CSIM or Charles Schwab & Co., Inc. (“Schwab”), the funds’ distributor. A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of CSIM.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust, and Laudus Institutional Trust, which, as of February 15, 2015, included 95 funds.
Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. The tables below provide information about the trustees and officers for the trust, which includes funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
22

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2004)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – Present).	74	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; (2000 - present); Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 - present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008–Sept. 2013.	74	Director, KLA- Tencor Corporation (2008–present)
Charles A. Ruffel 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 - present), Director, Asset International, Inc. publisher of financial services information) (Jan. 2009 - Nov. 2014).	95	None
23

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 –present).	74	Director, Eaton
(2012 – present)

Director and
Chairman of the
Audit Committee,
Oneok Partners LP
(2003 – 2013)

Director, Oneok,
Inc. (2009 – 2013)

Lead Independent
Director, Board of
Cooper Industries
			(2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking & securities firm) (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present);	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)
INTERESTED TRUSTEES
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 - present)
24

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director, Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2010)	Director, President and Chief Executive
Officer (Dec. 2010 – present), Chief Investment Officer
(Sept. 2010 – Oct. 2011), Charles Schwab Investment
Management, Inc.; President, Chief Executive Officer (Dec.
2010 – present), and Chief Investment Officer (Sept. 2010 –
Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs;
Global Head of Fixed Income Business Division, BlackRock,
Inc. (formerly Barclays Global Investors) (March 2007 –
August 2010).

George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust and Schwab Annuity
Portfolios since 2004; Laudus Trust and Laudus
Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov.
2004 – present), Chief Operating Officer (Jan. 2011 –
present), Charles Schwab Investment Management, Inc.;
Treasurer and Chief Financial Officer, Laudus Funds (2006 –
present); Treasurer and Principal Financial Officer, Schwab
Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 –
present); Director, Charles Schwab Worldwide Fund, PLC
and Charles Schwab Asset Management (Ireland) Limited
(April 2005 – present).

Omar Aguilar
1970
Senior Vice President and Chief Investment Officer –
Equities
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer -
Equities, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer - Equities, Schwab Funds, Laudus
Funds and Schwab ETFs (June 2011 – present); Head
of the Portfolio Management Group and Vice President
of Portfolio Management, Financial Engines, Inc.
(May 2009 – April 2011); Head of Quantitative Equity,
ING Investment Management (July 2004 – Jan. 2009).

25

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed
Income
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President and Chief Investment Officer – Fixed
Income, Charles Schwab Investment Management, Inc.
(April 2011 – present); Senior Vice President and Chief
Investment Officer – Fixed Income, Schwab Funds,
Laudus Funds and Schwab ETFs (June 2011 – present);
Senior Managing Director, Global Head of Active
Fixed-Income Strategies, State Street Global
Advisors (Jan. 2008 – Oct. 2010); Director of
Alpha Strategies Loomis, Sayles & Company
(April 2006 – Jan. 2008).

David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds (Officer
of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus Institutional Trust
since 2011)	Senior Vice President (Sept. 2011 – present); Vice President
(March 2004 – Sept. 2011), Charles Schwab & Co. Inc.;
Senior Vice President and Chief Counsel (Sept. 2011 –
present), Vice President (Jan. 2011 – Sept. 2011), Charles
Schwab Investment Management, Inc.; Secretary (April
2011 – present) and Chief Legal Officer (Dec. 2011 –
present), Schwab Funds; Vice President and Assistant Clerk,
Laudus Funds (April 2011 – present); Secretary (May 2011 –
present) and Chief Legal Officer (Nov. 2011 – present),
Schwab ETFs.

Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus
Funds
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Laudus Trust and Laudus
Institutional Trust since 2005)
Vice President, Charles Schwab & Co., Inc., Charles Schwab
Investment Management, Inc. (July 2005-present); Vice
President (Dec. 2005-present), Chief Legal Officer and Clerk
(March 2007-present), Laudus Funds; Vice President (Nov.
2005-present) and Assistant Secretary (June 2007-present),
Schwab Funds; Vice President and Assistant Secretary,
Schwab ETFs (Oct. 2009-present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab and Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from either Board.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.
26

Board Leadership Structure
The Chairman of the Board of Trustees, Charles R. Schwab, is Chairman of the Board of Directors of The Charles Schwab Corporation and an interested person of the trust as that term is defined in the 1940 Act. The trust does not have a single lead independent trustee. The Board is comprised of a super-majority (77 percent) of trustees who are not interested persons of the trust (i.e., “Independent Trustees”). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an Independent Trustee, and each Committee is comprised solely of Independent Trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees of the trust constitute a super-majority of the Board, the fact that Committee chairs are Independent Trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the trust, and to exercise their business judgment in a manner that serves the best interests of the trust's shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008.
The Board has concluded that Ms. Byerwalter should serve as trustee of the trust because of the experience she gained as chairman of her own corporate advisory and consulting firm and as former chief financial officer of a university and a bank, the experience she has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, and her service on other public company and mutual insurance company boards.
27

The Board has concluded that Mr. Cogan should serve as trustee of the trust because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Mahoney should serve as trustee of the trust because of the experience he gained as co-chief executive officer of a healthcare services company, and his service on other public company boards.
The Board has concluded that Mr. Patel should serve as trustee of the trust because of the experience he gained as executive vice president, general manager and chief financial officer of a software company, and his service on other public company boards.
The Board has concluded that Mr. Ruffel should serve as trustee of the trust because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Schwab Strategic Trust funds since 2009.
The Board has concluded that Mr. Schwab should serve as trustee of the trust because of the experience he has gained as founder and chairman of the board of Schwab, and subsequently its parent corporation, The Charles Schwab Corporation, his experience in and knowledge of the financial services industry, the experience he has gained serving as Chairman of the Board of Trustees of the Schwab Funds since their inception, and his former service on other public company boards.
The Board has concluded that Mr. Smith should serve as trustee of the trust because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, his service on other public company boards, and his experience serving as Chair of the trust’s Investment Oversight Committee.
The Board has concluded that Mr. Wender should serve as trustee of the trust because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
•The Audit, Compliance and Valuation Committee reviews the integrity of the trust’s financial reporting processes and compliance policies, procedures and processes, and the trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the trust’s independent auditors; and the implementation and operation of the trust's valuation policy and procedures. This Committee is comprised of at least three Independent Trustees and currently has the following members: Kiran M. Patel (Chairman), Mariann Byerwalter, John F. Cogan and David L. Mahoney. The Committee met 4 times during the most recent fiscal year.
•The Governance Committee reviews and makes recommendations to the Board regarding trust governance-related matters, including, but not limited to, Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of Trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as Trustees. The Governance Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the
28

trust at the trust’s principal business address. This Committee is comprised of at least three Independent Trustees and currently has the following members: Mariann Byerwalter (Chairman), John F. Cogan, David L. Mahoney and Joseph H. Wender. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
•The Investment Oversight Committee reviews the investment activities of the trust and the performance of the Funds’ investment advisers. This Committee is comprised of at least three Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Gerald B. Smith (Chairman), Charles A. Ruffel and Joseph H. Wender. The charter directs that the Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2014.
Name of Trustee	Aggregate Compensation From the Funds:	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund Complex
Interested Trustees
Charles R. Schwab	0	N/A	0
Walter W. Bettinger II	0	N/A	0
Independent Trustees
Mariann Byerwalter	$4,093	N/A	$288,000
John F. Cogan	$3,950	N/A	$278,000
David L. Mahoney	$3,950	N/A	$278,000
Kiran M. Patel	$4,093	N/A	$288,000
Gerald B. Smith	$4,093	N/A	$288,000
Joseph H. Wender	$3,950	N/A	$278,000
29

Securities Beneficially Owned By Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2014:
Name of Trustee	Dollar Range of Trustee Ownership of the:		Aggregate Dollar Range of Trustee Ownership In the Family of Investment Companies
	Laudus Small-Cap MarketMasters Fund™	Laudus International MarketMasters Fund™
Interested Trustees
Charles R. Schwab	None	Over $100,000	Over $100,000
Walter W. Bettinger II	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	Over $100,000
John F. Cogan	None	None	Over $100,000
David L. Mahoney	None	None	Over $100,000
Kiran M. Patel	None	Over $100,000	Over $100,000
Charles A. Ruffel	None	None	Over $100,000
Gerald B. Smith	None	None	Over $100,000
Joseph H. Wender	None	None	Over $100,000
Deferred Compensation Plan
Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser’s Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser’s chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
30

Control Persons And Principal Holders Of Securities
As of February 2, 2015, the officers and trustees of the trust, as a group, owned, of record or beneficially, less than 1% of the outstanding voting securities of the funds.
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
As of February 2, 2015, Appendix – Principal Holders of Securities lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the funds.
Investment Advisory and Other Services
Investment Adviser and Sub-Advisers
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust’s distributor and shareholder services paying agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the trust and CSIM with respect to existing funds in the trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
Each of the funds is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the “manager of managers,” and a team of sub-advisers, each of which manages a portion of the assets of each fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also manages a portion of the funds’ assets including each fund’s cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds’ Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds’ assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds’ investment objectives, policies and restrictions.
The following are the sub-advisers for the funds.
American Century Investment Management, Inc. (“American Century”) serves as sub-adviser to the Laudus International MarketMasters Fund. American Century has been managing mutual funds since 1958. American Century’s principal office is located at 4500 Main Street, Kansas City, MO 64111.
American Century is a wholly owned, direct subsidiary of American Century Companies, Inc. The Stowers Institute for Medical Research (SIMR) controls American Century Companies, Inc. by virtue of its beneficial ownership of more than 25% of the voting securities of American Century Companies, Inc. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
31

BMO Asset Management Corp. (“BMO AM”) serves as sub-adviser to the Laudus Small-Cap MarketMasters Fund. BMO AM is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal, a Canadian bank holding company. BMO AM has managed investments for individuals and institutions since 1973. Its principal address is located at 115 South LaSalle Street, Chicago, IL 60603.
Harris Associates L.P. (“Harris Associates”) serves as sub-adviser to the Laudus International MarketMasters Fund. Harris Associates is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris Associates and HAI are wholly-owned subsidiaries of Natixis Global Asset Management, L.P., which is an indirect subsidiary of Natixis Global Asset Management (S.A.) (“NGAM”), an international asset management group based in Paris, France. NGAM is owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group. Together with its predecessor firms, Harris Associates has advised and managed mutual funds since 1970. The principal office of Harris Associates is located at 111 S. Wacker Drive, Suite 4600, Chicago, IL, 60606.
Mellon Capital Management Corp. (“Mellon Capital”) serves as a sub-adviser to the Laudus International MarketMasters Fund and the Laudus Small-Cap MarketMasters Fund. Mellon Capital was established in 1983, and is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. Mellon Capital’s principal office is located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
Mondrian Investment Partners Limited (“Mondrian”) serves as a sub-adviser to the Laudus International MarketMasters Fund. Mondrian Investment Partners Limited was established as a limited company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman, LLC (“H&F”), acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Following the acquisition and immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by H&F. On July 12, 2011, Mondrian’s partnership of senior management purchased the 27% stake in Mondrian owned by the H&F sponsored private equity funds. Since July 12, 2011, Mondrian has been 100% employee owned by its senior employees through Atlantic Value Investment Partnership LP. The principal office of Mondrian Investment Partners Limited is located at 10 Gresham Street, Fifth Floor, London, United Kingdom, EC2V 7JD.
Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to the Laudus Small-Cap MarketMasters Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2014, Wellington Management has investment management authority with respect to approximately $907 billion in assets.
William Blair & Company, LLC (“William Blair”) serves as a sub-adviser to the Laudus International MarketMasters Fund. It was founded in 1935 and became a Delaware limited liability company in 1996. William Blair’s principal office is located at 222 West Adams St., Chicago, IL 60606.
As described below, the investment adviser is entitled to receive from each fund a graduated annual fee, payable monthly, for its advisory and administrative services to each fund. The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years ended October 31, or, if shorter, the period of the fund’s operations. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (“expense cap”). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s expense cap.
32

The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
The investment adviser pays the sub-advisers their fees out of the amount it receives from the funds.
Fund and Advisory Fee Schedule		2012 (In dollars and as a percent of the fund’s average net assets)	2013 (In dollars and as a percent of the fund’s average net assets)	2014 (In dollars and as a percent of the fund’s average net assets)	Expense Limitation*
Laudus Small-Cap MarketMasters Fund 1.17% of the fund’s average daily net assets not in excess of $500 million, 1.13% of such net assets in excess of $500 million and less than $1 billion, and 1.07% of such net assets over $1 billion.	Net fees paid to the Adviser:	$1,672,138	$1,652,804	$1,835,886	Investor Shares: 1.35% Select Shares: 1.20% (Prior to June 6, 2012, the expense limitation was 1.46% and 1.31%, respectively.)
	Gross fees reduced by:	$225,380	$367,668	$340,874
	Fees paid to the sub- advisers by the investment adviser:	$855,127 0.53%	$1,009,850 0.58%	$1,070,157 0.58%
33

Fund and Advisory Fee Schedule		2012 (In dollars and as a percent of the fund’s average net assets)	2013 (In dollars and as a percent of the fund’s average net assets)	2014 (In dollars and as a percent of the fund’s average net assets)	Expense Limitation*
Laudus International MarketMasters Fund 1.29% of the fund’s average daily net assets not in excess of $500 million, 1.275% of such net assets in excess of $500 million and less than $1 billion, and 1.25% of such net assets over $1 billion.	Net fees paid to the Adviser:	$18,694,501	$20,925,027	$24,903,327	Investor Shares: 1.40% Select Shares: 1.25% (Prior to June 6, 2012, the expense limitation was 1.65% and 1.47%, respectively.)
	Gross fees reduced by:	$1,349,700	$3,473,100	$4,097,344
	Fees paid to the sub- advisers by the investment adviser:	$8,903,518 0.56%	$9,762,450 0.51%	$11,607,396 0.51%
*	Effective January 14, 2013, the investment adviser and its affiliates have agreed to limit the total annual operating expenses (excluding interest, taxes, and certain non-routine expenses) of each fund to the percentage shown in this column for so long as the investment adviser serves as the adviser to the fund. This agreement is limited to each fund’s direct operating expenses and does not apply to any applicable acquired fund fees and expenses (AFFE). The agreement may only be amended or terminated with approval of the funds’ Board of Trustees.
Distributor
Pursuant to an Amended and Restated Distribution Agreement between Schwab and the trust, Schwab, located at 211 Main Street, San Francisco, California 94105, is the principal underwriter for shares of the funds and is the trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
34

Shareholder Servicing Plan
The trust's Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables these funds, directly or indirectly through Schwab, to bear expenses relating to the provision by service providers, including Schwab, of certain shareholder services to the current shareholders of the funds (or classes of such funds). The trust has appointed Schwab to act as its shareholder servicing fee paying agent under the Plan for the purpose of making payments to the service providers (other than Schwab) under the Plan. Pursuant to the Plan, each of the funds is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Laudus Small-Cap MarketMasters Fund - Investor Shares	0.25%
Laudus Small-Cap MarketMasters Fund - Select Shares	0.20%
Laudus International MarketMasters Fund – Investor Shares	0.25%
Laudus International MarketMasters Fund – Select Shares	0.20%
Pursuant to the Plan, the funds (or Schwab as paying agent) may pay Schwab or service providers that, pursuant to written agreements with Schwab, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. Schwab and the other service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund (or class) shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above, regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the trust and (ii) the Trustees of the trust who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Qualified Trustees”). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.
Transfer Agent
Boston Financial Data Services, Inc. (“BFDS”) , 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodian and Fund Accountant
State Street Bank & Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the funds’ custodian and fund accountant. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund’s transactions.
35

Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, (“PwC”) audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund’s federal income tax return. PwC also performs other professional, accounting, auditing, tax and advisory services when engaged by the trust to do so.
Portfolio Managers
CSIM is responsible for monitoring and coordinating the overall management of each of the funds.
Other Accounts. In addition to the funds, the portfolio manager (“Portfolio Manager”) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2014.
Name	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Omar Aguilar	0	$0	0	$0	0	$0
Conflicts of Interest. A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Manager’s management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Manager’s day-to-day management of the funds. Because of his positions with the funds, the Portfolio Manager knows the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Manager could use this information to the advantage of the Other Managed Accounts they manages and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective benchmark indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Manager may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Manager’s management of a fund and Other Managed Accounts which, in theory, may allow him to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Manager receives, or expects to receive, greater compensation from his management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example,
36

while the Portfolio Manager may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that he is otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objective and related restrictions.
Compensation. During the most recent fiscal year, the Portfolio Manager’s compensation consisted of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Manager Incentive Plan (the “Plan”) as follows:
There are two independent funding components for the Plan:
•75% of the funding is based on equal weighting of Investment Fund Performance and Risk Management and Mitigation
•25% of the funding is based on Corporate results
Investment Fund Performance and Risk Management and Mitigation (75% weight)
Investment Fund Performance:
At the close of the year, each fund's performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may manage and/or support a number of funds, there may be several funds considered in arriving at the incentive compensation funding.
Risk Management and Mitigation:
Risk Management and Mitigation will be rated by CSIM’s Chief Investment Officer, CSIM’s Head of Investment Risk, CSIM’s Chief Legal Officer, CSIM’s Chief Compliance Officer and CSIM’s Head of Operations Risk (or individuals with comparable responsibilities). Factors they will consider will include, but are not limited to:
•Balancing safety of fund principal with appropriate limits that provide investment flexibility given existing market conditions
•Making timely sell recommendations to avoid significant deterioration of value resulting from the weakening condition of the issuer
•Escalating operating events and errors for prompt resolution
•Identifying largest risks and actively discussing with management
•Accurately validating fund information disseminated to the public (e.g., Annual and Semi-Annual reports, fund fact sheets, fund prospectus)
•Executing transactions timely and without material trade errors that result in losses to the funds
•Ensuring ongoing compliance with prospectus and investment policy guidelines
37

•Minimizing fund compliance exceptions
•Actively following up and resolving compliance exceptions
Corporate Performance (25% weight)
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of The Charles Schwab Corporation (“CSC”) during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
At year-end, the full-year funding for both components of the Plan will be pooled together. The total pool is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.
Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
•Fund performance relative to performance measure
•Risk management and mitigation
•Individual performance against key objectives
•Contribution to overall group results
•Functioning as an active contributor to the firm’s success
•Team work
•Collaboration between Analysts and Portfolio Managers
•Regulatory/Compliance management.
The Portfolio Manager's compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Manager’s “beneficial ownership” of shares of the funds managed, as of October 31, 2014. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
Portfolio Manager	Fund	Dollar Range of Fund Shares
Omar Aguilar	Laudus International MarketMasters Fund	$10,001-$50,000
	Laudus Small-Cap MarketMasters Fund	None
Sub-Adviser Portfolio Manager Disclosure
American Century sub-advises the Laudus International MarketMasters Fund (the “Fund”).
38

Other Accounts. In addition to the Fund, the portfolio managers are also responsible for the day-to-day management of certain other accounts, as indicated in the following table. These accounts do not have an advisory fee based on the performance of the account. The information below is provided as of October 31, 2014.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Trevor Gurwich	1	$148.0 million	2	$47.7 million	3	$77.8 million
Federico Laffan	1	$148.0 million	2	$47.7 million	3	$77.8 million
Conflicts of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, U.S. growth mid- and small- cap, U.S. growth large-cap, value, global and non-U.S., fixed income, and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, disciplined equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transaction activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. The portfolio manager makes purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
39

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Compensation. American Century portfolio manager compensation is structured to align the interest of the portfolio manager with those of the shareholders whose assets they manage. As of October 31, 2014, the compensation includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary. Each portfolio manager receives base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Laudus International MarketMasters Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Laudus International MarketMasters Fund is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, quantitative, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five- year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of each portfolio manager’s bonus may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the American Century Companies, Inc. stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
40

Ownership of Fund Shares. As of October 31, 2014, Trevor Gurwich did not own any shares of the Fund. However, as of October 31, 2014, Federico Laffan beneficially owned shares of the Fund in the dollar range of $1-$10,000.
BMO AM sub-advises the Laudus Small-Cap MarketMasters Fund (the “Fund”)
Other Accounts. In addition to the Fund, the portfolio managers are also responsible for the day-to-day management of certain other accounts, as indicated in the following table. The information below is provided as of October 31, 2014. There are no accounts with respect to which the advisory fee is based on the performance of the account as of that date.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Patrick M. Gundlach	2	$1,038,792,949	2	$260,817,026	180	$509,162,656
Kenneth S. Salmon	2	$1,038,792,949	2	$260,817,026	180	$509,162,656
Material Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.
To address and manage these potential conflicts of interest, BMO AM has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.
Compensation . Compensation for BMO AM’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO Financial Group.
Ownership of Fund Shares. As of October 31, 2014, neither portfolio manager owned any shares of the Fund.
Harris Associates sub-advises the Laudus International MarketMasters Fund (the “Fund”).
41

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2014. Harris is manager to one account whose advisory fees are partially based on performance metrics.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David G. Herro	10	$39,904,367,115	18	$5,028,380,034	33	$9,722,843,089
Robert A. Taylor	6	$37,405,333,993	10	$4,437,133,571	26	$7,568,165,333
Accounts where compensation is based on account performance.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David G. Herro	0	0	0	0	1	$384,040,778
Robert A. Taylor	0	0	0	0	0	0
Material Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris Associates’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.
Harris Associates has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Compensation. David G. Herro and Robert A. Taylor are portfolio managers of the Fund and are compensated solely by Harris Associates, the sub-adviser. Compensation for each of the portfolio managers is based on Harris Associates’ assessment of the individual’s long-term contribution to the investment success of Harris Associates. In addition, most portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris Associates and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris Associates’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets
42

under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris Associates’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter and longer-term periods, including one year, three years, five years, ten years, since an account’s inception or since the portfolio manager has been managing the account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris Associates in that role. Mr. Herro and Mr. Taylor also serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris Associates, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.
Ownership of Fund Shares. As of October 31, 2014, no portfolio manager beneficially owned any of the Fund’s shares.
Mellon Capital sub-advises the Laudus International MarketMasters Fund and the Laudus Small-Cap MarketMasters Fund (the “Funds”).
Other accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2014. There are no accounts with respect to which the advisory fee is based on the performance of the account.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Karen Q. Wong, CFA	108	$92,204 million	98	$81,818 million	78	$125,887 million
Richard A. Brown, CFA	108	$92,204 million	98	$81,818 million	78	$125,887 million
Thomas J. Durante, CFA	108	$92,204 million	98	$81,818 million	78	$125,887 million
Conflicts of Interest.
Advisers are subject to certain fiduciary standards under federal law and owe clients an affirmative duty of utmost good faith to act solely in the best interests of the client and to make full and fair disclosure of all material facts, particularly where the adviser’s interests may conflict with the client’s best interest.
Performance Fees – Mellon has entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed.
43

Side-by-Side Management - “Side-by-side management” refers to Mellon’s simultaneous management of multiple types of client accounts/investment products. For example, Mellon manages separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. Mellon clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for Mellon, Mellon’s employees, and Mellon’s supervised persons. Below Mellon discusses the conflicts that Mellon and their employees and supervised persons face when engaging in side-by-side management and how Mellon deals with them. Note that certain of Mellon’s employees are also officers or employees of one or more Firm affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When Mellon concurrently manages client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Mellon manages their accounts consistent with applicable laws, and Mellon follows procedures that are reasonably designed to treat their clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.
Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts - In limited circumstances, Mellon may provide to a third party for which Mellon provides non-discretionary advisory services the same model portfolio used to manage certain of their clients’ accounts. In those cases where Mellon is implementing the model results for only a portion of the assets affected (for example, only the assets over which Mellon have discretionary management authority) and therefore, Mellon cannot apply their internal trade allocation procedures, Mellon will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.
Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management - Mellon manages accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Mellon has a financial incentive to favor accounts with performance-based fees because Mellon (and their employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Mellon has an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Mellon also has an incentive to give accounts with performance-based fees better execution and better brokerage commissions.
Conflicts of Interest Relating to Accounts with Different Strategies - Mellon manages numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Mellon also may face conflicts of interest when Mellon has uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.
Conflicts of Interest Relating to the Management of Multiple Client Accounts - Mellon performs investment advisory services for various clients. Mellon may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Mellon has no obligation to purchase or sell for a client any security or other property which Mellon purchases or sells for their own account or for the account of any other client, if Mellon believes it is undesirable or impractical to take such action. Mellon may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.
Conflicts of Interest Relating to Investment in Affiliated Accounts - To the extent permissible under applicable law, Mellon may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a BNY Mellon affiliate. In addition, Mellon may invest client accounts in affiliated pooled vehicles. Mellon has an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for Mellon or their affiliates. In certain instances, Mellon may enter into revenue sharing arrangements with affiliates
44

where Mellon may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Mellon may also enter into wholesale arrangements with affiliates where Mellon receives only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.
Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles – Mellon’s clients may give Mellon discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles Mellon manages or sub-advises. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit their discretion to allocate to a percentage range of the value of a client’s account. When a client grants Mellon that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. Mellon may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, Mellon will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.
Conflicts of Interest Relating to “Proprietary Accounts” - Mellon, and their existing and future employees may from time to time invest in products managed by the Firm and Mellon or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Firm or their employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Mellon has an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Mellon also has an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. Mellon also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.
Valuations - A majority of the Firm’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Firm is involved in the determination of the valuation of an investment. In such circumstances, Mellon requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, Mellon then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Firm has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.
Other Conflicts of Interest - As noted previously, Mellon manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for Mellon. For example, Mellon may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of their client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.
45

Addressing Conflicts of Interest - Mellon has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.
Compensation.
The primary objectives of the Mellon Capital compensation plans are to:
•Motivate and reward superior investment and business performance
•Motivate and reward continued growth and profitability
•Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•Create an ownership mentality for all plan participants
Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.
Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.
Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.
Ownership of Fund Shares. As of October 31, 2014, the portfolio managers did not beneficially own any of the Funds’ shares.
Mondrian sub-advises the Laudus International MarketMasters Fund (the “Fund”).
46

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2014. There are no accounts with respect to which the advisory fee is based on the performance of the account as of that date.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ormala Krishnan	3	$1,368M	2	$3,460M	24	$3,972M
Frances Cuthbert	1	$372M	1	$2,490M	10	$1,538M
Aidan Nicholson	1	$372M	0	$0	14	$1,897M
Conflicts of Interest.
Mondrian does not foresee any material conflicts of interest that may arise in the management of the Fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:
Access to non-public information.
Investment in shares of companies which are clients of Mondrian.
Dealing in investments as principal in connection with the provision of seed capital for Mondrian investment vehicles.
Dealing in investments as agent for more than one party.
Dual agency/cross trades.
Allocation of aggregated trades.
Allocation of investment opportunities.
Allocation of IPO opportunities.
“Cherry picking” (inappropriate attempts to improve the appearance of a portfolio).
Soft dollar arrangements — Other than the receipt of proprietary broker research, Mondrian does not have any soft dollar arrangements in place with brokers.
Pricing and valuation. Employee external directorships and appointments.
Employee personal account dealing.
Gifts and entertainment received and given.
Mondrian’s board of directors has ultimate responsibility for administering and enforcing these policies and procedures and keeping them current however, on a day to day basis this responsibility is primarily delegated to the Compliance team.
47

Monitoring of Compliance with Conflicts of Interest Procedures.
Mondrian maintains a Conflicts of Interest Register that lists all potential conflicts of interest that have been identified, and records whether Mondrian has written policies and procedures addressing each named conflict.
Mondrian’s Compliance Monitoring Programme (“CMP”) incorporates periodic reviews of areas where conflicts of interest might arise, including procedures for trade allocation, dual agency trades and daily pricing. The CMP also includes reviews of the policy and procedures for managing client portfolios, performance measurement, portfolio performance dispersion and others. Conflicts of interest arising from personal securities trading and other areas covered by Mondrian’s Code of Ethics and the Policy Statement on Insider Trading and Securities Fraud are also subject to regular review.
Any apparent violations of the above procedures shall be investigated and reported to the Chief Compliance Officer, who will determine any action necessary.
Any material findings would be reported to senior management and the Compliance Committee and, where required, any relevant regulator.
Compensation.
Mondrian’s compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing.
Competitive Salary — All investment professionals are remunerated with a competitive base salary.
Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).
Equity Ownership — Mondrian is 100% employee controlled. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.
Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.
At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.
Remuneration Committee. In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.
Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions
48

if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependants’ pension may also be payable.
The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, the firm believes that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.
Approximately 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to-date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.
Ownership of Fund Shares. As of October 31, 2014, the portfolio managers did not beneficially own any of the Fund’s shares.
Wellington Management sub-advises the Laudus Small-Cap MarketMasters Fund (the “Fund”).
Other Accounts. In addition to the Fund, each portfolio manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain other accounts, as listed below. Mr. Pederson is manager to one account that is subject to a performance-based fee. The information in the following tables is provided as of October 31, 2014.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Timothy J. McCormack	10	$2,065,999	7	$1,576,410	25	$1,996,569
Shaun F. Pederson	10	$2,065,999	9	$1,735,700	26	$2,047,685
Accounts where compensation is based on account performance.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Timothy J. McCormack	0	N/A	1	$203,008	0	N/A
Shaun F. Pederson	0	N/A	2	$238,973	0	N/A
Material Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives,
49

policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund, depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. McCormack and Pedersen also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above. Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and CSIM on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of October 31, 2014.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive
50

compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. McCormack and Pedersen are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Laudus Small-Cap MarketMasters Fund	Russell 2000 Value
Ownership of Fund Shares. As of October 31, 2014, the portfolio managers did not beneficially own any shares of the fund.
William Blair sub-advises the Laudus International MarketMasters Fund (the “Fund”).
Other Accounts. In addition to the Fund, the portfolio managers are also responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2014. There are no accounts with respect to which the advisory fee is based on the performance of the account as of that date.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		All Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey A. Urbina	11	$10,001,402,826	15	$5,744,079,307	62	$12,318,014,749
Simon Fennell	13	$10,111,382,351	13	$2,544,129,987	38	$6,539,561,788
Material Conflicts of Interest. Since each portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.
Compensation. The compensation of the portfolio manager is based on the William Blair’s mission: “to achieve success for its clients.” Messrs. Urbina and Fennell are partners of William Blair, and as of October 31, 2014, their compensation consisted of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes is determined by the head of the firm’s Investment Management Department, subject to the approval of the firm’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stakes are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to the firm’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.
Ownership of Fund Shares. As of October 31, 2014, the portfolio managers did not beneficially own any shares of the Fund.
51

Brokerage Allocation And Other Practices
Portfolio Turnover
For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short term securities”) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
Following are the portfolio turnover rates for the past two fiscal years ended October 31 for each of the funds.
Fund	2014	2013
Laudus Small-Cap MarketMasters Fund™	79%	97%
Laudus International MarketMasters Fund™	74%	65%
Portfolio Holdings Disclosure
Information regarding the availability of the funds’ portfolio securities can be obtained by calling 1.800.447.3332.
The trust’s Board of Trustees (the “Board”) has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President of the trust to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the trust has entered into to selectively disclose portfolio holdings.
A complete list of a fund’s portfolio holdings is published on the funds’ website at www.csimfunds.com/laudusfunds_prospectus, under “Portfolio Holdings”, as discussed in the fund’s prospectus, generally 15-20 days from the calendar quarter end. In addition, a list of the funds’ portfolio holdings as included in its regulatory filings is published on the website at www.csimfunds.com/laudusfunds_prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. On the website, the funds also provide on a monthly or quarterly basis information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 15-40 days after the end of the period. This information on the website is publicly available to all categories of persons.
52

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The President of the trust may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the President of the trust determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and funds’ adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President of the trust determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, the investment sub-advisers, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio holdings information will be disclosed in this SAI. CSIM, Glass Lewis, State Street and/or Brown Brothers Harriman, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PwC, BFDS and Schwab, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the trust or by the nature of its relationship with the trust. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an ETF, the trust will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
53

Portfolio Transactions
The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the OTC market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser and sub-advisers seek to obtain the best execution for the funds’ portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisers believe that VWAP execution is in a fund’s best interest. In addition, the investment adviser and the sub-advisers have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser and sub-advisers may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer
54

to route orders to market centers or direct market access systems. The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser or sub-adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser or sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser and sub-advisers may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser and sub-advisers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser and sub-advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and the sub-advisers follow procedures, adopted by the funds’ Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
PROXY VOTING
The Board of Trustees of the trust has delegated the responsibility for voting proxies to CSIM through its Advisory Agreement. The trustees have adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in Appendix — Proxy Voting Policy and Procedures.
The trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. Each fund’s proxy voting record for the most recent 12 month period ended June 30 is available by visiting the funds’ website at www.csimfunds.com/laudusfunds_prospectus. Each fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
55

Brokerage Commissions
For each of the last three fiscal years ended October 31, the funds paid the following brokerage commissions:. Variances in brokerage commissions paid by a fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows.
Fund	2012	2013	2014
Laudus Small-Cap MarketMasters Fund™	$694,620	$293,144	$286,365
Laudus International MarketMasters Fund™	$2,333,157	$2,744,371	$3,231,393
Regular Broker-Dealers
A fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. As of October 31, 2014, certain of the funds held securities issued by their respective regular broker-dealers, as indicated below.
Fund	Regular Broker-Dealer	Value of Holdings
Laudus Small-Cap MarketMasters Fund™	Stifel, Nicolaus & Co., Inc.	$36,963

Laudus International MarketMasters Fund™	Credit Suisse Securities (USA) LLC	$23,995,670
	UBS Securities LLC	$509,907
	Deutsche Bank Securities, Inc.	$346,362
	Macquarie Capital (USA) Inc.	$125,220
	RBS Securities, INC.	$125,141
	Commerzbank Capital Markets Corp.	$117,320

Description Of The TRUST
Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically
56

authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
Any series of the trust may reorganize or merge with one or more other series of the trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF
SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern time, Monday through Friday; although some days, such as in advance of, and following, holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2015-2016: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by the funds’ transfer agent no later than the close of the NYSE’s trading session will be executed that day at the funds’ (or class’) share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
The funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before
57

acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
The trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the fund’s prospectus. The minimums may be changed without prior notice.
Certain investment managers may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers’ underlying customer accounts on an aggregated basis.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectuses.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
58

Exchanging Shares of the Funds
Methods to purchase and redeem shares of a fund are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund, including Laudus MarketMasters Funds®, and the simultaneous purchase of shares of another Schwab Fund, including another Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds® that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. To eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by Schwab.
Pricing of Shares
Each business day, each fund or share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing sources to provide values for their portfolio securities. Current market values are generally determined by the approved pricing sources as follows: generally securities traded on exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing sources. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; when a security’s value is materially affected by events occurring after the close of the security’s primary trading market; or a furnished price appears manifestly incorrect. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
59

Taxation
Federal Tax Information for the Funds
This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each fund’s policy to qualify for taxation as a RIC by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership’s gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor or sub-adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
60

A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the funds’ prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
61

Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by the fund in the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses arise in fiscal years beginning after the enactment date exclude any elective post-October capital losses deferred during the period from November 1 to the end of the fund’s fiscal year. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the U.S. Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains; provided, however, that for a fund’s taxable year beginning before January 1, 2015 (or a later date if extended by the U.S. Congress), U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and long term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, a portion of the income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) may be classified as “excess inclusion income.” With respect to foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
62

The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and the fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Income that the Laudus International MarketMasters Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the fund has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Laudus International MarketMasters Fund will have more than 50% of the value of its assets invested in foreign securities at the close of its taxable years, and that it will be permitted to make this election.
The Laudus International MarketMasters Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent the fund does invest in PFICs, it may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, the fund may be required to distribute amounts in excess of realized income and gains. To the extent the fund does invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund’s shareholders. Therefore, the payment of this tax would reduce the fund’s economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s
63

treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.
64

APPENDIX– PRINCIPAL HOLDERS OF SECURITIES
Fund	Customer	Percent owned
Laudus Small-Cap MarketMasters Fund - Investor Shares	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	95%

Laudus Small-Cap MarketMasters Fund - Select Shares	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	98%

	SCHWAB TARGET 2040 FUND 211 MAIN STREET SAN FRANCISCO, CA 94105	26% [1]

	SCHWAB TARGET 2030 FUND 211 MAIN STREET SAN FRANCISCO, CA 94105	19% [1]

	SCHWAB BALANCED FUND 211 MAIN STREET SAN FRANCISCO, CA 94105	18% [1]

	SCHWAB TARGET 2035 FUND 211 MAIN STREET SAN FRANCISCO, CA 94105	9% [1]

	SCHWAB TARGET 2020 FUND 211 MAIN STREET SAN FRANCISCO, CA 94105	8% [1]

	SCHWAB TARGET 2025 FUND 211 MAIN STREET SAN FRANCISCO, CA 94105	8% [1]

Laudus International MarketMasters Fund - Investor Shares	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	82%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	7%

Laudus International MarketMasters Fund - Select Shares	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	43%

	BAND & CO C/O US BANK NA P.O. BOX 1787 MILWAUKEE, WI 53201-1787	32%

	KANSAS POSTSECONDARY EDUCATION SAVINGS PROGRAM FUND 695 4500 MAIN STREET KANSAS CITY, MO 64111-7709	6%

Fund	Customer	Percent owned

	KANSAS POSTSECONDARY EDUCATION SAVINGS PROGRAM FUND 694 4500 MAIN STREET KANSAS CITY, MO 64111-7709	5%

	SCHWAB TARGET 2040 FUND 211 MAIN STREET SAN FRANCISCO, CA 94105	5% [1]
[1]	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Charles Schwab Investment Management, Inc.

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Laudus Institutional Trust

Schwab Strategic Trust

PROXY VOTING POLICY AND PROCEDURES

AS OF MARCH, 2015

I.	INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Portfolio Management, and Legal Departments, and chaired by CSIM’s Chief Investment Officer, Equities or his/her delegate. The Proxy Committee reviews and may amend periodically these policies. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Policies”) pertain to all of CSIM’s clients.

The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory agreements. The Trustees have adopted these Proxy Policies with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Policies between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.

1

II.	PHILOSOPHY

CSIM believes that its role as a fiduciary is of utmost importance. In voting proxy ballots, CSIM’s ultimate objective is to maximize the value of our clients’ investments by protecting the long term best interests of shareholders. CSIM believes that directors, as shareholders’ elected representatives, are best positioned to oversee the management of companies in which its clients invest, thereby promoting and protecting its clients’ long term interests. Therefore, CSIM will generally support the board’s recommendations unless concerns arise, such as the board’s performance, accountability or management of conflicts of interests.

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

III.	PROXY VOTING GUIDELINES

The Proxy Committee receives and reviews Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Policies”). Positions on proposals are evaluated by the Proxy Committee in the long term best interests of shareholders. Below is a description of CSIM’s guidelines on key proposals. In other circumstances, CSIM generally will utilize the Glass Lewis’ Proxy Policies (which are posted on the Funds’ website).

A.	DIRECTORS AND AUDITORS

i.	Directors

As a starting point, CSIM expects the board to be composed of a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent.

Factors that may result in a vote against one or more directors:

•	The board is not majority independent

•	Non-independent directors serve on the nominating, compensation or audit committees

•	Director recently failed to attend at least 75% of meetings or serves on an excessive number of publically traded company boards

•	Directors approved executive compensation schemes that appear misaligned with shareholders’ interests

•	Director recently acted in a manner inconsistent with the CSIM Proxy Procedures or failed to be responsive to concerns of a majority of shareholders

2

ii.	Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

•	Audit-related fees are more than half of the total fees paid by the company to the audit firm

•	A recent material restatement of annual financial statements

B.	BOARD MATTERS

i.	Classified Boards

CSIM generally defers to management’s recommendation for classified board proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal to de-classify a board:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

ii.	Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

iii.	Cumulative Voting

CSIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, CSIM will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

iv.	Proxy Access

CSIM generally defers to management’s recommendation for proxy access proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

3

Factors that may result in a vote supporting proxy access:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a poison pill during the past years and did not put it up for shareholder approval

v.	Independent Chair

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chairman unless CSIM has concerns regarding the company’s stock price performance. CSIM finds a company’s stock price performance especially concerning when a company is at the bottom quartile of its level 2 Global Industry Classification Standard (“GICS”) group for the prior three consecutive years.

C.	COMPENSATION

i.	Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (also known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against Say-On-Pay:

•	Executive compensation is out of line with industry peers considering the company’s performance over time

•	Plan includes significant guaranteed bonuses or has a low amount of compensation at risk

•	Executive compensation plans offers excessive perquisites, tax-gross up provisions, or golden parachutes

CSIM typically supports annual advisory votes on executive compensation.

ii.	Equity Award Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

•	Plan’s total potential dilution appears excessive

•	Plan’s burn rate appears excessive compared to industry peers

•	Plan allows for the re-pricing of options without shareholder approval

•	Plan has an evergreen feature

4

iii.	Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv.	Re-price/Exchange Option Plans

CSIM generally only supports management’s proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

D.	ANTI-TAKEOVER ISSUES

i.	Shareholder Rights Plan

Shareholder Rights Plans (also known as “Poison Pills”) constrains a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While a poison pill may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a poison pill within a year of its adoption. CSIM generally votes against poison pills that do not have safeguards to protect shareholder interests.

Factors that may result in a vote against Shareholder Rights Plans:

•	Plan does not expire in a relatively short time horizon

•	Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

•	Plan automatically renews without shareholder approval

•	Company’s corporate governance profile

ii.	Right to Call Special Meeting

CSIM generally votes against the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii.	Right to Act by Written Consent

CSIM generally votes against the right to act by written consent if the company already offers the right the call special meetings. CSIM expects appropriate mechanisms for implementation including that the threshold to request that the company establish a record date to determine which shareholders are entitled to act be 25% or more of shares outstanding.

vi.	Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

5

E.	CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.	Increase in Authorized Common Shares

CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii.	Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii.	Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. In assessing the proposals, CSIM considers the proposed merger’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F.	ENVIRONMENTAL AND SOCIAL PROPOSALS

Environmental and Social shareholder proposals typically request companies to change their business practices or to enhance their disclosures. CSIM believes that in most instances, the board is best positioned to evaluate the impact of these proposals on the company’s business. Therefore, CSIM generally defer to the board’s recommendation unless the proposal has successfully articulated a demonstrable tangible economic impact on shareholder value.

i.	Political Contribution and social proposals

CSIM expects the boards of directors to have an oversight process for political contributions and lobbying proposals. CSIM generally votes against political spending shareholder proposals unless there is no evidence of board oversight.

IV.	ADMINISTRATION

A.	CONFLICTS OF INTERESTS

With respect to proxies of a Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the Fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with CSIM’s Proxy Policies.

6

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Except as described above for proxies solicited by the Funds or CSC and the items described under the Proxy Voting Guidelines above, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients will be delegated to Glass Lewis responsibility for voting such proxies in accordance with CSIM’s Proxy Policies.

B.	FOREIGN SECURITIES/SHAREBLOCKING

CSIM has arrangements with Glass Lewis for the execution of proxy votes. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

C.	SECURITIES LENDING

Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

7

D.	SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

E.	REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

8

Schwab Capital Trust

PEA No. 144

Part C: Other Information

ITEM 28.	EXHIBITS.

(a)	Amended and Restated Agreement and Declaration of Trust, dated November 29, 2005, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 81, filed April 28, 2006 (“PEA No. 81”).

(b)	Amended and Restated Bylaws of the Registrant, adopted as of November 16, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 70, filed February 11, 2005 (“PEA No. 70”).

(c)(i)	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of the Amended and Restated Agreement and Declaration of Trust, dated November 29, 2005, referenced in Exhibit (a) above, are incorporated herein by reference to Exhibit (a) of PEA No. 81.

(c)(ii)	Articles 9 and 11 of the Amended and Restated Bylaws of the Registrant, adopted as of November 16, 2004, referenced in Exhibit (b) above, are incorporated herein by reference to Exhibit (b) of PEA No. 70.

(d)(i)	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (“Investment Adviser”), dated June 15, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 21, filed December 17, 1997 (“PEA No. 21”).

(d)(ii)	Amended Schedule A, dated September 3, 2014, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 137, filed August 29, 2014 (“PEA No. 137”).

(d)(iii)	Amended Schedule B, dated September 23, 2014, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 140, filed November 26, 2014 (“PEA No. 140”).

(d)(iv)	Investment Sub-Advisory Agreement between Investment Adviser and Harris Associates LP (“Harris Associates”), dated January 11, 2002, is incorporated herein by reference to Exhibit (d)(x) of Post-Effective Amendment No. 48, filed May 30, 2002 (“PEA No. 48”).

(d)(v)	Investment Sub-Advisory Agreement between Investment Adviser and William Blair & Company, L.L.C. (“William Blair”), dated January 31, 2002, is incorporated herein by reference to Exhibit (d)(xvii) of PEA No. 48.

(d)(vi)	Investment Sub-Advisory Agreement between Investment Adviser and Mondrian Investment Partners Limited, dated May 24, 2006, is incorporated herein by reference to Exhibit (d)(xiv) of Post-Effective Amendment No. 83, filed February 28, 2007.

(d)(vii)	Investment Sub-Advisory Agreement between Investment Adviser and American Century Investment Management, Inc. (“American Century”), dated June 3, 2010, is incorporated herein by reference to Exhibit (d)(x) of Post-Effective Amendment No. 106, filed February 25, 2011 (“PEA No. 106”).

(d)(viii)	Investment Sub-Advisory Agreement between Investment Adviser and Mellon Capital Management Corporation (“Mellon”), dated January 20, 2012, is incorporated herein by reference to Exhibit (d)(x) of Post-Effective Amendment No. 112, filed February 28, 2012 (“PEA No. 112”).

(d)(ix)	Investment Sub-Advisory Agreement between Investment Adviser and Wellington Management Company, LLP (“Wellington”), dated October 2, 2012, is incorporated herein by reference to Exhibit (d)(xi) of Post-Effective Amendment No. 118, filed October 17, 2012.

(d)(x)	Investment Sub-Advisory Agreement between Investment Adviser and BMO Asset Management Corp. (“BMO”), dated March 7, 2013, is incorporated herein by reference to Exhibit (d)(xi) of Post-Effective Amendment No. 128, filed April 26, 2013 (“PEA No. 128”).

(d)(xi)	Amendment, dated March 26, 2003, to Investment Sub-Advisory Agreement between Investment Adviser and Harris Associates is incorporated herein by reference to Exhibit (d)(xxii) of Post-Effective Amendment No. 60, filed February 26, 2004 (“PEA No. 60”).

(d)(xii)	Amendment, dated March 26, 2003, to Investment Sub-Advisory Agreement between Investment Adviser and William Blair is incorporated herein by reference to Exhibit (d)(xxix) of PEA No. 60.

(d)(xiii)	Amendment, dated July 16, 2010, to Investment Sub-Advisory Agreement between Investment Adviser and American Century is incorporated herein by reference to Exhibit (d)(xvi) of PEA No. 106.

(d)(xiv)	Amendment, dated December 2, 2004, to Investment Sub-Advisory Agreement between Investment Adviser and Harris Associates is incorporated herein by reference to Exhibit (d)(xvii) of PEA No. 106.

(d)(xv)	Amendments, dated December 2, 2004 and April 18, 2005, to Investment Sub-Advisory Agreement between Investment Adviser and William Blair are incorporated herein by reference, respectively, to Exhibit (d)(xx) and Exhibit (d)(xxi) of PEA No. 106.

(d)(xvi)	Amendment dated June 5, 2012, to Investment Sub-Advisory Agreement between Registrant, Investment Adviser and American Century, Inc. is incorporated herein by reference to Exhibit (d)(xix) of PEA No. 123.

(d)(xvii)	Amendment, dated June 5, 2012, to Investment Sub-Advisory Agreement between Investment Adviser and William Blair is incorporated herein by reference to Exhibit (d)(xxi) of PEA No. 123.

(d)(xviii)	Expense Limitation Agreement by and between Registrant, Investment Adviser and Charles Schwab & Co., Inc. (“Schwab”), dated July 1, 2009, is incorporated herein by reference to Exhibit (d)(xxi) of Post-Effective Amendment No. 100, filed December 10, 2009 (“PEA No. 100”).

(d)(xvix)	Amended Schedule A, dated September 3, 2014, to the Expense Limitation Agreement by and between Registrant, Investment Adviser and Schwab is incorporated herein by reference to Exhibit (d)(xx) of PEA 137.

(e)(i)	Amended and Restated Distribution Agreement between Registrant and Schwab, dated July 1, 2009, is incorporated herein by reference to Exhibit (7)(a)(1) of the Registrant’s Registration Statement on Form N-14 (File No. 333-161527) filed August 24, 2009, and by reference to Exhibit (e) of PEA No. 100.

(e)(ii)	Amended Schedule A, dated September 3, 2014, to the Distribution Agreement between Registrant and Schwab is incorporated herein by reference to Exhibit (e)(ii) of PEA 137.

(f)	Inapplicable.

(g)(i)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“Brown Brothers”), dated April 1, 2007, is incorporated herein by reference to Exhibit (g)(i) of PEA No. 123.

(g)(ii)	Amended Schedule 1, dated September 3, 2014, to the Custodian Agreement between Registrant and Brown Brothers is incorporated herein by reference to Exhibit (g)(ii) of PEA No. 140.

(g)(iii)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company (“State Street”), dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(ix) of Post-Effective Amendment No. 79, filed February 27, 2006 (“PEA No. 79”).

(h)(i)	License Agreement between Registrant and Standard & Poor’s is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 32, filed February 26, 1999 (“PEA No. 32”).

(h)(ii)	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. (“BFDS”), dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 100.

(h)(iii)	Amended Schedule A, dated September 3, 2014, to the Transfer Agency and Service Agreement between Registrant and BFDS is incorporated herein by reference to Exhibit (h)(iii) of PEA No. 140.

(h)(iv)	Shareholder Servicing Plan, dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(iii) of PEA No. 100.

(h)(v)	Amended Schedule A, dated September 3, 2014, to Shareholder Servicing Plan is incorporated herein by reference to Exhibit (h)(v) of PEA 137.

(h)(vi)	Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(i) of PEA No. 79.

(h)(vii)	Amended Appendix A, dated September 3, 2014, to Master Fund Accounting and Services Agreement between Registrant and State Street Bank is incorporated herein by reference to Exhibit (h)(vii) of PEA No. 140.

(i)	Opinion and Consent of Counsel is filed herein as Exhibit (i).

(j)(i)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(i).

(j)(ii)	Powers of Attorney for each of Mariann Byerwalter, Gerald B. Smith, Charles R. Schwab, David L Mahoney, Kiran M. Patel, George Pereira, Walter W. Bettinger, II, Joseph Wender, John F. Cogan, and Marie Chandoha are incorporated herein by reference to PEA No. 106.

(j)(iii)	Power of Attorney for Charles A. Ruffel is filed herein as Exhibit (j)(iii).

(k)	Inapplicable.

(l)(i)	Purchase Agreement for Schwab International Index Fund, dated June 17, 1993, is incorporated herein by reference to Exhibit 13(a) of PEA No. 21.

(l)(ii)	Purchase Agreement for Schwab Small-Cap Index Fund, dated October 13, 1993, is incorporated herein by reference to Exhibit 13(b) of PEA No. 21.

(l)(iii)	Purchase Agreement for Schwab MarketTrack Portfolios - Growth Portfolio, Balanced Portfolio and Conservative Portfolio (formerly, Schwab Asset Director® - High Growth, Schwab Asset Director - Balanced Growth, and Schwab Asset Director - Conservative Growth Funds) is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 6, filed December 15, 1996.

(l)(iv)	Purchase Agreement for the Schwab S&P 500 Fund-Investor Shares and e.Shares® is incorporated herein by reference to Exhibit 13(d) of Post-Effective Amendment No. 7, filed February 27, 1996.

(l)(v)	Purchase Agreement for Schwab Core Equity Fund (formerly, Schwab Analytics Fund®) is incorporated herein by reference to Exhibit 13(e) of Post-Effective Amendment No. 13, filed October 10, 1996 (“PEA No. 13”).

(l)(vi)	Purchase Agreement for Laudus International MarketMasters Fund (formerly, Schwab International MarketMasters Fund, Schwab MarketManager International Portfolio and Schwab OneSource Portfolios-International) is incorporated herein by reference to Exhibit 13(f) of PEA No. 13.

(l)(vii)	Purchase Agreement for Laudus U.S. MarketMasters Fund (formerly, Schwab U.S. MarketMasters Fund, Schwab MarketManager Growth Portfolio and Schwab OneSource Portfolios – Growth Allocation) and Laudus Balanced MarketMasters Fund (formerly, Schwab Balanced MarketMasters Fund, Schwab MarketManagerTM Balanced Portfolio and Schwab OneSource Portfolios-Balanced Allocation) is incorporated herein by reference to Exhibit 13(g) of Post-Effective Amendment No. 14, filed December 18, 1996.

(l)(viii)	Purchase Agreement for Laudus Small-Cap MarketMasters Fund (formerly, Schwab Small-Cap MarketMasters Fund, Schwab MarketManager Small Cap Portfolio and Schwab OneSource® Portfolios-Small Company) is incorporated herein by reference to Exhibit 13(h) of PEA No. 21.

(l)(ix)	Purchase Agreement for Schwab MarketTrackTM All Equity Portfolio (formerly, Schwab Asset Director-Aggressive Growth Fund) is incorporated herein by reference to Exhibit 13(i) of Post-Effective Amendment No. 26, filed August 14, 1998.

(l)(x)	Purchase Agreement for Schwab Institutional Select S&P 500 Fund (formerly, Institutional Select S&P 500 Fund), Schwab Institutional Select Large-Cap Value Index Fund (formerly, Institutional Select Large-Cap Value Index Fund, and Schwab Institutional Select Small-Cap Value Index Fund (formerly, Institutional Select Small-Cap Value Index Fund) is incorporated herein by reference to Exhibit (l)(x) of PEA No. 32.

(l)(xi)	Purchase Agreement for Schwab Total Stock Market Index Fund is incorporated herein by reference to Exhibit (l)(xi) of Post-Effective Amendment No. 33, filed April 15, 1999.

(l)(xii)	Purchase Agreement for Schwab Financial Services Fund (formerly, Financial Services Focus Fund), Schwab Health Care Fund (formerly, Health Care Focus Fund), and Schwab Technology Fund (formerly, Technology Focus Fund), is incorporated herein by reference to Exhibit (l)(xii) of Post-Effective Amendment No. 40, filed February 27, 2001.

(l)(xiii)	Purchase Agreement for Schwab Hedged Equity Fund is incorporated herein by reference to Exhibit (l)(xiii) of Post-Effective Amendment No. 49, filed August 6, 2002.

(l)(xiv)	Purchase Agreement for Schwab Small-Cap Equity Fund is incorporated herein by reference to Exhibit (l)(xiv) of Post-Effective Amendment No. 55, filed June 30, 2003.

(l)(xv)	Purchase Agreement for Schwab Dividend Equity Fund is incorporated herein by reference to Exhibit (l)(xv) of Post-Effective Amendment No. 58, filed December 11, 2003.

(l)(xvi)	Purchase Agreement for Schwab Premier Equity Fund is incorporated herein by reference to Exhibit (l)(xvi) of PEA No. 70.

(l)(xvii)	Purchase Agreement for Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, and Schwab Fundamental International Large Company Index Fund is incorporated herein by reference to Exhibit (l)(xvii) of Post-Effective Amendment No. 84, filed March 30, 2007.

(l)(xviii)	Purchase Agreement for Schwab Fundamental Emerging Markets Index Fund and Schwab Fundamental International Small-Mid Company Index Fund is incorporated herein by reference to Exhibit (l)(xviii) of Post-Effective Amendment No. 88, filed December 14, 2007.

(l)(xix)	Purchase Agreement for Schwab Monthly Income Fund - Moderate Payout, Schwab Monthly Income Fund - Enhanced Payout, and Schwab Monthly Income Fund - Maximum Payout is incorporated herein by reference to Exhibit (l)(xix) of Post-Effective Amendment No. 94, filed March 3, 2008.

(l)(xx)	Purchase Agreement for Schwab Target 2045 Fund, Schwab Target 2050 Fund and Schwab Target 2055 Fund is incorporated herein by reference to Exhibit (l)(xx) of PEA No. 126.

(m)	Inapplicable.

(n)	Amended and Restated Multiple Class Plan, adopted on February 28, 1996, amended and restated as of February 28, 2007, December 10, 2009 and December 8, 2011, is filed herein as Exhibit (n).

(o)	Inapplicable.

(p)(i)	Registrant, Investment Adviser and Schwab Code of Ethics, dated June 14, 2013, is incorporated herein by reference to Exhibit (p)(i) of PEA No. 130.

(p)(ii)	American Century Code of Ethics, dated January 1, 2011, is incorporated herein by reference to Exhibit (p)(ii) of PEA No. 106.

(p)(iii)	Harris Associates Code of Ethics, dated February 14, 2014, is incorporated herein by reference to Exhibit (p)(iii) of Post-Effective Amendment No. 134, filed April 25, 2014 (“PEA No. 134”).

(p)(iv)	William Blair Code of Ethics, dated February 18, 2010, is incorporated herein by reference to Exhibit (p)(vii) of PEA No. 106.

(p)(v)	Mondrian Code of Ethics, dated January 1, 2012, is incorporated herein by reference to Exhibit (p)(vi) of PEA No. 112.

(p)(vi)	Mellon Code of Ethics, dated June 1, 2013, is incorporated herein by reference to Exhibit (p)(viii) of PEA No. 134.

(p)(vii)	Wellington Code of Ethics, dated August 1, 2013, is incorporated herein by reference to Exhibit (p)(ix) of PEA No. 130.

(p)(viii)	BMO Code of Ethics, dated October 1, 2013, is incorporated herein by reference to Exhibit (p)(x) of PEA No. 130.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Board of Trustees of the Registrant is identical to the boards of trustees of The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. Each such trust has Charles Schwab Investment Management, Inc. as its investment adviser. In addition, the officers of the Registrant are also identical to those of each such other trust, with the exception of the Chief Legal Officer and Secretary/Clerk. As a result, the above-named trusts may be deemed to be under common control with the Registrant. Nonetheless, the Registrant takes the position that it is not under common control with such other trusts because the power residing in the respective trusts’ boards and officers arises as a result of an official position with each such trust.

ITEM 30.	INDEMNIFICATION.

Article VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Sections 17(h) and 17(i) of the 1940 Act and its own terms, said Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Registrant’s investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust, each an open-end management investment company. The principal place of business of the investment adviser is 211 Main Street, San Francisco, California 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Strategic Trust, investment adviser of Laudus Trust and Laudus Institutional Trust and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position with Adviser	Name of Other Company	Capacity
Charles R. Schwab, Chairman and Director	Charles Schwab & Co., Inc.	Chairman and Director
	Charles Schwab Bank	Chairman and Director
	The Charles Schwab Corporation	Chairman and Director
	Schwab Holdings, Inc.	Chairman, Chief Executive Officer and Director
	Schwab International Holdings, Inc.	Chairman and Chief Executive Officer

Name and Position with Adviser	Name of Other Company	Capacity

	Schwab (SIS) Holdings, Inc. I	Chairman and Chief Executive Officer
	Charles Schwab Foundation	Director
	JustAnswer Corp.	Director
	Museum of American Finance	Advisory Board
	San Francisco Museum of Modern Art	Board of Trustees
	Charles and Helen Schwab Foundation	Director
	Schwab Funds	Chairman and Trustee
	Laudus Funds	Chairman and Trustee
	Yahoo! Inc.	Director

Marie Chandoha, Director, President and Chief Executive Officer	Schwab Funds	President and Chief Executive Officer
	Laudus Funds	President and Chief Executive Officer
	Schwab ETFs	President and Chief Executive Officer
	Charles Schwab Worldwide Funds, PLC	Director
	Charles Schwab Asset Management (Ireland) Limited	Director

Omar Aguilar, Senior Vice President and Chief Investment Officer – Equities	Schwab Funds	Senior Vice President and Chief Investment Officer – Equities
	Laudus Funds	Senior Vice President and Chief Investment Officer – Equities
	Schwab ETFs	Senior Vice President and Chief Investment Officer – Equities

Brett Wander, Senior Vice President and Chief Investment Officer – Fixed Income	Schwab Funds	Senior Vice President and Chief Investment Officer – Fixed Income
	Laudus Funds	Senior Vice President and Chief Investment Officer – Fixed Income
	Schwab ETFs	Senior Vice President and Chief Investment Officer – Fixed Income

David Lekich, Chief Counsel and Senior Vice President	Charles Schwab & Co., Inc.	Senior Vice President and Associate General Counsel
	Schwab Funds	Secretary and Chief Legal Officer
	Laudus Funds	Vice President and Assistant Clerk
	Schwab ETFs	Secretary and Chief Legal Officer

Michael Hogan, Chief Compliance Officer	Schwab Funds	Chief Compliance Officer
	Schwab ETFs	Chief Compliance Officer
	Laudus Funds	Chief Compliance Officer
	Charles Schwab & Co., Inc.	Senior Vice President and Chief Compliance Officer

George Pereira, Senior Vice President, Chief Financial Officer and Chief Operating Officer	Schwab Funds	Treasurer and Principal Financial Officer
	Laudus Funds	Treasurer and Chief Financial Officer
	Schwab ETFs	Treasurer and Principal Financial Officer
	Charles Schwab Worldwide Funds, PLC	Director
	Charles Schwab Asset Management (Ireland) Limited	Director

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a) Schwab acts as principal underwriter and distributor of Registrant’s shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios and may act as such for any other investment company which Schwab may sponsor in the future.

(b) Information with respect to Schwab’s directors and officers is as follows:

Name	Position and Offices with the Underwriter	Position and Offices with the Registrant

Charles R. Schwab	Chairman	Chairman and Trustee

Walter W. Bettinger II	President and Chief Executive Officer	Trustee

Jay L. Allen	Executive Vice President and Chief Administrative Officer	None

Ron Carter	Executive Vice President, Operational Services	None

Bernard J. Clark	Executive Vice President and Head of Advisor Services	None

David R. Garfield	Executive Vice President, General Counsel and Corporate Secretary	None

Jonathan M. Craig	Executive Vice President and Chief Marketing Officer	None

G. Andrew Gill	Executive Vice President, Investment Management Services	None

Terri Kallsen	Executive Vice President, Investor Services	None

Lisa Kidd Hunt	Executive Vice President, International Services and Special Business Development	None

Joseph R. Martinetto	Executive Vice President and Chief Financial Officer	None

James D. McCool	Executive Vice President, Client Solutions	None

Nigel J. Murtagh	Executive Vice President, Corporate Risk	None

Jim McGuire	Executive Vice President and Chief Information Officer	None

Leona Tang	Executive Vice President, Internal Audit	None

Paul V. Woolway	Executive Vice President and President, Charles Schwab Bank	None

Steven H. Anderson	Executive Vice President, Schwab Retirement Plan Services	None

The principal business address of all directors and officers of Schwab is 211 Main Street, San Francisco, California 94105.

(c)	None.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant and Registrant’s investment adviser and administrator, Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, California 94105; Registrant’s former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant’s principal underwriter, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105; Registrant’s custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, Registrant’s custodian for the balance of the funds and fund accountant, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and Registrant’s transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169.

ITEM 34.	MANAGEMENT SERVICES.

None.

ITEM 35.	UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 144 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 144 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 25th day of February, 2015.

SCHWAB CAPITAL TRUST Registrant

Charles R. Schwab*
Charles R. Schwab, Chairman and Trustee

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 144 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 25th day of February, 2015.

Signature	Title
Charles R. Schwab*	Chairman and Trustee
Charles R. Schwab

Walter W. Bettinger, II*	Trustee
Walter W. Bettinger, II

Mariann Byerwalter*	Trustee
Mariann Byerwalter

John F. Cogan*	Trustee
John F. Cogan

David L. Mahoney*	Trustee
David L. Mahoney

Kiran M. Patel*	Trustee
Kiran M. Patel

Charles A. Ruffel*	Trustee
Charles A. Ruffel

Gerald B. Smith*	Trustee
Gerald B. Smith

Joseph H. Wender*	Trustee
Joseph H. Wender

Marie Chandoha*	President and Chief Executive Officer
Marie Chandoha

George Pereira*	Treasurer and Principal Financial Officer
George Pereira

*By:	/s/ Douglas P. Dick
Douglas P. Dick, Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit (i)	Opinion and Consent of Counsel

Exhibit (j)(i)	Consent of PricewaterhouseCoopers LLP

Exhibit (j)(iii)	Power of Attorney for Charles A. Ruffel

Exhibit (n)	Amended and Restated Multiple Class Plan